UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

Item 1.	Reports to Stockholders.

DECEMBER 31, 2008

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
Fund Summaries
Franklin Flex Cap Growth Securities Fund	FFC-1
Franklin Global Communications Securities Fund	FGC-1
*Prospectus Supplement	FGC-7
Franklin Global Real Estate Securities Fund	FGR-1
Franklin Growth and Income Securities Fund	FGI-1
Franklin High Income Securities Fund	FH-1
Franklin Income Securities Fund	FI-1
Franklin Large Cap Growth Securities Fund	FLG-1
Franklin Large Cap Value Securities Fund	FLV-1
Franklin Rising Dividends Securities Fund	FRD-1
Franklin Small Cap Value Securities Fund	FSV-1
Franklin Small-Mid Cap Growth Securities Fund	FSC-1
Franklin Strategic Income Securities Fund	FSI-1
Franklin Templeton VIP Founding Funds Allocation Fund	FFA-1
*Prospectus Supplement	FFA-7
Franklin U.S. Government Fund	FUS-1
Mutual Discovery Securities Fund	MD-1
Mutual Shares Securities Fund	MS-1
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Asset Allocation Fund	TGA-1
Templeton Global Income Securities Fund	TGI-1
*Prospectus Supplement	TGI-8
Templeton Growth Securities Fund	TG-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 4

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

This annual report for Franklin Flex Cap Growth Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	3-Year	Since Inception (3/1/05)
Average Annual Total Return	-35.32%	-8.03%	-4.91%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 2 performance which includes a 12b-1 fee expense of 0.25% per year. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -26.68%. The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund, excluding acquired fund fees and expenses, so that net annual Fund operating expenses do not exceed 1.03% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 4/30/09. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (3/1/05–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 3000® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Flex Cap Growth Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFC-1

Fund Goal and Main Investments: Franklin Flex Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies across the entire market capitalization spectrum that the manager believes have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its benchmark, the Russell 3000 Growth Index, which had a -38.44% total return for the same period.1

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.2

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Smaller, newer or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may have significant investments in particular sectors such as technology, which can be highly volatile. The Fund’s prospectus also includes a description of the main investment risks.

FFC-2

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -31.93%, the broader Standard & Poor’s 500 Index (S&P 500) a -37.00% total return, and the technology-heavy NASDAQ Composite Index a -40.03% total return.3 All sectors lost value, and the financials, materials and information technology sectors had the largest declines.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

In choosing individual equity investments, we consider sectors that we believe have growth potential and fast growing, innovative companies within those sectors. In evaluating sector weightings in the Fund’s investment portfolio, we consider, but may deviate from, the relative weightings of sectors in the Russell 3000 Growth Index.

3. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

FFC-3

Manager’s Discussion

From a sector perspective, the consumer staples, consumer discretionary and telecommunication services sectors detracted from the Fund’s performance relative to the Russell 3000 Growth Index.4 Stock selection and an underweighted position in the consumer staples sector, particularly in the food and staples retailing industry, hurt Fund returns. In the consumer discretionary sector, stock selection and an underweighted allocation also hindered Fund performance, as navigation products manufacturer Garmin and specialty retailer Dick’s Sporting Goods declined in value. We sold our positions in Garmin and Dick’s Sporting Goods by period-end. In the telecommunication services sector, our overweighted allocation and stock selection hurt relative Fund results. Other significant detractors included oil and gas drilling equipment maker Smith International in the energy sector, computer graphics chips manufacturer NVIDIA (sold by period-end) in the information technology sector, and solar power equipment maker SunPower in the industrials sector.5

On the positive side, investments in the information technology, materials and financials sectors contributed to Fund performance relative to the benchmark, mainly due to stock selection.6 Information technology holdings Visa, the world’s largest consumer payment system operator, and FLIR Systems, a specialized imaging systems manufacturer, were significant contributors to relative Fund results. Our underweighted allocation to the materials sector helped relative results, as did the Fund’s position in commercial bank Wells Fargo (not an index component) in the financials sector. Additional key contributors included freight and logistics company C.H. Robinson Worldwide in the industrials sector and biotechnology companies Gilead Sciences, Genentech and Celgene in the health care sector.7

4. The consumer staples sector comprises food and staples retailing; food, beverage and tobacco; and household and personal products in the SOI. The consumer discretionary sector comprises automobiles and components, consumer services, media, and retailing in the SOI.

5. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

6. The financials sector comprises banks, diversified financials and insurance in the SOI.

7. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

Top 10 Holdings

Franklin Flex Cap Growth Securities Fund 12/31/08

Company Sector/Industry	% of Total Net Assets

Gilead Sciences Inc.	3.3%
Pharmaceuticals, Biotechnology & Life Sciences

FLIR Systems Inc.	2.9%
Technology Hardware & Equipment

QUALCOMM Inc.	2.7%
Technology Hardware & Equipment

Cisco Systems Inc.	2.3%
Technology Hardware & Equipment

Genentech Inc.	2.2%
Pharmaceuticals, Biotechnology & Life Sciences

American Tower Corp., A	2.1%
Telecommunication Services

Praxair Inc.	2.1%
Materials

Oracle Corp.	1.9%
Software & Services

Apple Inc.	1.9%
Technology Hardware & Equipment

The Procter & Gamble Co.	1.9%
Household & Personal Products

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFC-4

Thank you for your participation in Franklin Flex Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFC-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Flex Cap Growth Securities Fund – Class 4

FFC-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$704.70	$4.41
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.23

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, for the Fund’s Class 4 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FFC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Flex Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2008	2007		2006		2005[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.72	$11.14		$10.59		$10.00

Income from investment operations[b]:
Net investment income[c]	— [d]	0.04		0.02		0.03
Net realized and unrealized gains (losses)	(4.49)	1.55		0.53		0.57

Total from investment operations	(4.49)	1.59		0.55		0.60

Less distributions from net investment income	(0.01)	(0.01)		—	[d]	(0.01)

Net asset value, end of year	$8.22	$12.72		$11.14		$10.59

Total return[e]	(35.31)%	14.32%		5.20%		5.99%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.21%	1.25%		1.32%		1.45%
Expenses net of waiver and payments by affiliates	0.93%	0.93%	[g]	0.93%	[g]	0.93%	[g]
Net investment income	0.04%	0.31%		0.19%		0.30%

Supplemental data
Net assets, end of year (000’s)	$195,425	$206,218		$60,520		$26,935
Portfolio turnover rate	32.76%	30.15%		67.01%		36.58%

aFor the period March 1, 2005 (commencement of operations) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FFC-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Flex Cap Growth Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.22

Income from investment operations[b]:
Net investment income (loss)[c]	— [d]
Net realized and unrealized gains (losses)	(2.98)

Total from investment operations	(2.98)

Less distributions from net investment income	(0.03)

Net asset value, end of period	$8.21

Total return[e]	(26.68)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.31%
Expenses net of waiver and payments by affiliates	1.03%
Net investment income (loss)	(0.06)%

Supplemental data
Net assets, end of period (000’s)	$50,268
Portfolio turnover rate	32.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

FFC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks 92.0%
Automobiles & Components 0.4%
Johnson Controls Inc.	60,000	$1,089,600

Banks 1.0%
Wells Fargo & Co.	85,000	2,505,800

Capital Goods 5.5%
AMETEK Inc.	70,000	2,114,700
Danaher Corp.	75,000	4,245,750
Precision Castparts Corp.	70,000	4,163,600
[a]SunPower Corp., A	45,000	1,665,000
United Technologies Corp.	25,000	1,340,000

		13,529,050

Commercial & Professional Services 1.7%
[a]Stericycle Inc.	80,000	4,166,400

Consumer Services 0.7%
[a]ITT Educational Services Inc.	17,700	1,681,146

Diversified Financials 2.4%
BlackRock Inc.	22,000	2,951,300
T. Rowe Price Group Inc.	85,000	3,012,400

		5,963,700

Energy 4.5%
Devon Energy Corp.	55,000	3,614,050
[a]Petrohawk Energy Corp.	165,000	2,578,950
Schlumberger Ltd.	40,000	1,693,200
Smith International Inc.	80,000	1,831,200
XTO Energy Inc.	40,000	1,410,800

		11,128,200

Food & Staples Retailing 1.8%
CVS Caremark Corp.	155,000	4,454,700

Food, Beverage & Tobacco 2.8%
[a]Hansen Natural Corp.	75,000	2,514,750
PepsiCo Inc.	80,000	4,381,600

		6,896,350

Health Care Equipment & Services 6.7%
Baxter International Inc.	50,000	2,679,500
C. R. Bard Inc.	45,000	3,791,700
[a]DaVita Inc.	25,000	1,239,250
[a]Express Scripts Inc.	55,000	3,023,900
Stryker Corp.	50,000	1,997,500
[a]Varian Medical Systems Inc.	30,000	1,051,200
[a]VCA Antech Inc.	130,000	2,584,400

		16,367,450

Household & Personal Products 3.3%
Clorox Co.	60,000	3,333,600
The Procter & Gamble Co.	75,000	4,636,500

		7,970,100

FFC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Insurance 2.0%
AFLAC Inc.	70,000	$3,208,800
Assurant Inc.	60,000	1,800,000

		5,008,800

Materials 3.6%
Ecolab Inc.	110,000	3,866,500
Praxair Inc.	85,000	5,045,600

		8,912,100

Media 0.9%
[a]The DIRECTV Group Inc.	60,000	1,374,600
The Walt Disney Co.	40,000	907,600

		2,282,200

Pharmaceuticals, Biotechnology & Life Sciences 13.3%
Abbott Laboratories	35,000	1,867,950
[a]Celgene Corp.	80,000	4,422,400
[a]Covance Inc.	60,000	2,761,800
[a]Genentech Inc.	65,000	5,389,150
[a]Gilead Sciences Inc.	160,000	8,182,400
Johnson & Johnson	75,000	4,487,250
Schering-Plough Corp.	200,000	3,406,000
[a]Waters Corp.	60,000	2,199,000

		32,715,950

Retailing 2.1%
[a]Amazon.com Inc.	25,000	1,282,000
PetSmart Inc.	125,000	2,306,250
Target Corp.	45,000	1,553,850

		5,142,100

Semiconductors & Semiconductor Equipment 2.5%
[a]Lam Research Corp.	35,000	744,800
Microchip Technology Inc.	160,000	3,124,800
[a]Microsemi Corp.	175,000	2,212,000

		6,081,600

Software & Services 16.5%
Accenture Ltd., A	100,000	3,279,000
[a]Activision Blizzard Inc.	375,000	3,240,000
[a]Adobe Systems Inc.	110,000	2,341,900
[a]Alliance Data Systems Corp.	50,000	2,326,500
[a]Autodesk Inc.	65,000	1,277,250
[a]Concur Technologies Inc.	45,000	1,476,900
FactSet Research Systems Inc.	85,000	3,760,400
[a]Google Inc., A	13,000	3,999,450
MasterCard Inc., A	28,000	4,002,040
[a]Nuance Communications Inc.	180,000	1,864,800
[a]Oracle Corp.	265,000	4,698,450
Paychex Inc.	110,000	2,890,800
[a]Salesforce.com Inc.	50,000	1,600,500
Visa Inc., A	70,000	3,671,500

		40,429,490

FFC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Technology Hardware & Equipment 13.3%
[a]Apple Inc.	55,000	$4,694,250
[a]Cisco Systems Inc.	350,000	5,705,000
[a]FLIR Systems Inc.	235,000	7,209,800
Hewlett-Packard Co.	120,000	4,354,800
QUALCOMM Inc.	185,000	6,628,550
[a]Research In Motion Ltd. (Canada)	38,000	1,542,040
[a]Trimble Navigation Ltd.	120,000	2,593,200

		32,727,640

Telecommunication Services 3.0%
[a]American Tower Corp., A	175,000	5,131,000
[a]NII Holdings Inc.	120,000	2,181,600

		7,312,600

Transportation 4.0%
C.H. Robinson Worldwide Inc.	75,000	4,127,250
Canadian National Railway Co. (Canada)	35,000	1,286,600
Expeditors International of Washington Inc.	130,000	4,325,100

		9,738,950

Total Common Stocks (Cost $296,168,115)		226,103,926

Short Term Investments (Cost $11,750,017) 4.8%
Money Market Funds 4.8%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	11,750,017	11,750,017

Total Investments (Cost $307,918,132) 96.8%		237,853,943
Other Assets, less Liabilities 3.2%		7,838,605

Net Assets 100.0%		$245,692,548

aNon-income producing for the twelve months ended December 31, 2008.

bSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FFC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Flex Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$296,168,115
Cost - Sweep Money Fund (Note 7)	11,750,017

Total cost of investments	$307,918,132

Value - Unaffiliated issuers	$226,103,926
Value - Sweep Money Fund (Note 7)	11,750,017

Total value of investments	237,853,943
Cash	5,609
Receivables:
Investment securities sold	848,205
Capital shares sold	8,301,601
Dividends	175,320

Total assets	247,184,678

Liabilities:
Payables:
Investment securities purchased	1,133,766
Capital shares redeemed	108,315
Affiliates	189,467
Accrued expenses and other liabilities	60,582

Total liabilities	1,492,130

Net assets, at value	$245,692,548

Net assets consist of:
Paid-in capital	$338,104,597
Undistributed net investment income	157,304
Net unrealized appreciation (depreciation)	(70,064,189)
Accumulated net realized gain (loss)	(22,505,164)

Net assets, at value	$245,692,548

Class 2:
Net assets, at value	$195,424,719

Shares outstanding	23,774,854

Net asset value and maximum offering price per share	$8.22

Class 4:
Net assets, at value	$50,267,829

Shares outstanding	6,126,153

Net asset value and maximum offering price per share	$8.21

The accompanying notes are an integral part of these financial statements.

FFC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Flex Cap Growth Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$1,833,906
Sweep Money Fund	537,602

Total investment income	2,371,508

Expenses:
Management fees (Note 3a)	1,591,383
Administrative fees (Note 3b)	608,573
Distribution fees: (Note 3c)
Class 2	572,681
Class 4	50,601
Unaffiliated transfer agent fees	647
Custodian fees (Note 4)	4,808
Reports to shareholders	96,041
Professional fees	25,675
Trustees’ fees and expenses	1,100
Other	19,400

Total expenses	2,970,909
Expenses waived/paid by affiliates (Note 3e)	(692,309)

Net expenses	2,278,600

Net investment income (loss)	92,908

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(18,506,762)
Foreign currency transactions	5,976

Net realized gain (loss)	(18,500,786)

Net change in unrealized appreciation (depreciation) on investments	(88,696,995)

Net realized and unrealized gain (loss)	(107,197,781)

Net increase (decrease) in net assets resulting from operations	$(107,104,873)

The accompanying notes are an integral part of these financial statements.

FFC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Flex Cap Growth Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$92,908	$339,189
Net realized gain (loss) from investments and foreign currency transactions	(18,500,786)	(1,127,901)
Net change in unrealized appreciation (depreciation) on investments	(88,696,995)	12,094,272

Net increase (decrease) in net assets resulting from operations	(107,104,873)	11,305,560

Distributions to shareholders from net investment income:
Class 2	(267,065)	(91,403)
Class 4	(12,871)	—

Total distributions to shareholders	(279,936)	(91,403)

Capital share transactions: (Note 2)
Class 2	86,938,359	134,483,496
Class 4	59,920,873	—

Total capital share transactions	146,859,232	134,483,496

Net increase (decrease) in net assets	39,474,423	145,697,653
Net assets:
Beginning of year	206,218,125	60,520,472

End of year	$245,692,548	$206,218,125

Undistributed net investment income included in net assets:
End of year	$157,304	$338,012

The accompanying notes are an integral part of these financial statements.

FFC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Flex Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 73.50% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 2 and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

FFC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FFC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	10,156,274	$112,355,182	12,029,620	$149,608,109
Shares issued in reinvestment of distributions	21,855	267,065	7,468	91,403
Shares redeemed	(2,615,387)	(25,683,888)	(1,256,096)	(15,216,016)

Net increase (decrease)	7,562,742	$86,938,359	10,780,992	$134,483,496

Class 4 Shares:
Shares sold	6,161,771	$60,220,795
Shares issued on reinvestment of distributions	1,054	12,860
Shares redeemed	(36,672)	(312,782)

Net increase (decrease)	6,126,153	$59,920,873

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $100 million
0.650%	Over $100 million, up to and including $250 million
0.600%	Over $250 million, up to and including $10 billion
0.550%	Over $10 billion, up to and including $12.5 billion
0.525%	Over $12.5 billion, up to and including $15 billion
0.500%	In excess of $15 million

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

FFC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end. After April 30, 2009, FT services and Advisers may discontinue this waiver at any time upon notice to the Fund’s Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2013	$233,183
2014	2,517,251
2015	777,263
2016	15,492,450

$19,020,147

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $3,022,513.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from ordinary income	$279,936	$91,403

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$308,380,636

Unrealized appreciation	$3,936,465
Unrealized depreciation	(74,463,158)

Net unrealized appreciation (depreciation)	$(70,526,693)

Distributable earnings – undistributed ordinary income	$157,304

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FFC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $218,557,755 and $73,166,814, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2008, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs.

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

FFC-20

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FFC-21

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Flex Cap Growth Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FFC-22

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

This annual report for Franklin Global Communications Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-46.04%	+2.22%	-3.60%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -35.96%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGC-1

Fund Goals and Main Investments: Franklin Global Communications Securities Fund seeks capital appreciation and current income. The Fund normally invests at least 80% of its net assets in investments of communications companies anywhere in the world and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its broad benchmark, the S&P 500, which had a -37.00% total return for the period under review.1, 2

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.3 Economic growth, as measured by gross domestic product (GDP) rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.3 Core inflation, which excludes

1. Sources: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. In past reports, we have included comparative performance information for the Bloomberg World Communications Index as a narrow benchmark; however, during the period under review, complete information for that index was not available as of the report’s print deadline.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. By investing predominantly in communications companies, the Fund carries much greater risk of adverse developments affecting the communications sector, and among those companies, than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize companies have historically been more volatile in price than larger company securities, especially over the short term. High portfolio turnover may involve additional expenses to the Fund. The Fund’s prospectus also includes a description of the main investment risks.

FGC-2

food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.3

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -31.93%, the broader S&P 500 a -37.00% total return, and the technology-heavy NASDAQ Composite Index a -40.03% total return.4 All sectors lost value, and the financials, materials and information technology sectors had the largest declines.

Investment Strategy

We are research-driven, fundamental investors. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise within the communications industry and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular marketing niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to growth in earnings or share price.

Manager’s Discussion

During this challenging year under review, the communications sector felt the negative effects of the global economic downturn and concerns that business and consumer spending might decline. Revenue growth for NII Holdings, which provides mobile communications services to Latin American markets, suffered in the fourth quarter due to significant depreciation of Latin American currencies. Norwegian

4. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

FGC-3

diversified services provider Telenor experienced reduced revenue growth largely resulting from the global economic slowdown and strong competition in Asia. The Fund’s investment in U.S.-based wireless tower operator SBA Communications also declined due to weakened demand for wireless services.

In contrast, a few Fund holdings aided results. Shares of Centennial Communications, a U.S.-based wireless service provider, rose after the company announced it would be acquired by AT&T. BCE, Canada’s largest communications company, also had a share price increase after it reinstated dividends following the failure of its privatization plan. The Fund’s performance also benefited from its investment in F5 Networks. This U.S.-based manufacturer of computer network traffic routers received a significant boost in profits after demand for its new entry-level products outgrew supply and created a significant year-end backlog.

Thank you for your participation in Franklin Global Communications Securities Fund.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Global Communications Securities Fund 12/31/08

Company Sector/Industry	% of Total Net Assets

American Tower Corp., A	5.0%
Wireless Telecommunication Services, U.S.

QUALCOMM Inc.	4.8%
Communications Equipment, U.S.

Rogers Communications Inc., B	4.7%
Wireless Telecommunication Services, Canada

MetroPCS Communications Inc.	4.5%
Wireless Telecommunication Services, U.S.

NII Holdings Inc.	4.3%
Wireless Telecommunication Services, U.S.

Centennial Communications Corp., A	4.0%
Wireless Telecommunication Services, U.S.

Nokia Corp., ADR	4.0%
Communications Equipment, Finland

AT&T Inc.	3.8%
Diversified Telecommunication Services, U.S.

SBA Communications Corp.	3.5%
Wireless Telecommunication Services, U.S.

Apple Inc.	3.3%
Computers & Peripherals, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGC-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Communications Securities Fund – Class 4

FGC-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$615.00	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.08

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FGC-6

SUPPLEMENT DATED OCTOBER 15, 2008

TO THE PROSPECTUS DATED MAY 1, 2008

OF

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The prospectus is amended to add the following:

On September 19, 2008, the Board of Trustees (the “Board”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved a proposal to liquidate the Franklin Global Communications Securities Fund (the “Fund”) on or after April 24, 2009 (the “liquidation”).

The Board approved the liquidation in the ordinary course of business after considering a number of factors including the Fund’s significant decline in assets over the last decade as well as limited future opportunities for asset growth.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract and Trust prospectuses or consult with their investment representatives to consider other investment options.

Please keep this supplement for future reference.

FGC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Communications Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.52	$10.06	$8.09	$7.17	$6.32

Income from investment operations[a]:
Net investment income (loss)[b]	0.03	0.04	(0.01)	0.04	0.05
Net realized and unrealized gains (losses)	(5.77)	2.42	2.01	1.08	0.87

Total from investment operations	(5.74)	2.46	2.00	1.12	0.92

Less distributions from net investment income	(0.03)	—	(0.03)	(0.20)	(0.07)

Net asset value, end of year	$6.75	$12.52	$10.06	$8.09	$7.17

Total return[c]	(45.96)%	24.58%	24.69%	16.12%	14.66%
Ratios to average net assets
Expenses[d]	0.65%	0.61%	0.67%	0.65%	0.64%
Net investment income (loss)	0.35%	0.30%	(0.13)%	0.63%	0.85%

Supplemental data
Net assets, end of year (000’s)	$69,480	$152,519	$145,425	$138,015	$142,898
Portfolio turnover rate	37.97%	93.43%	134.21%	170.40%	178.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGC-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Communications Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.34	$9.94	$8.00	$7.10	$6.28

Income from investment operations[a]:
Net investment income (loss)[b]	0.01	(0.01)	(0.03)	0.03	0.04
Net realized and unrealized gains (losses)	(5.70)	2.41	1.99	1.06	0.84

Total from investment operations	(5.69)	2.40	1.96	1.09	0.88

Less distributions from net investment income	—	—	(0.02)	(0.19)	(0.06)

Net asset value, end of year	$6.65	$12.34	$9.94	$8.00	$7.10

Total return[c]	(46.15)%	24.25%	24.56%	15.79%	14.18%
Ratios to average net assets
Expenses[d]	0.90%	0.86%	0.92%	0.90%	0.89%
Net investment income (loss)	0.10%	0.05%	(0.38)%	0.38%	0.60%

Supplemental data
Net assets, end of year (000’s)	$46,052	$143,078	$78,975	$38,613	$23,704
Portfolio turnover rate	37.97%	93.43%	134.21%	170.40%	178.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGC-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Communications Securities Fund

Class 4	Period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.55

Income from investment operations[b]:
Net investment income (loss)[c]	— [d]
Net realized and unrealized gains (losses)	(3.78)

Total from investment operations	(3.78)

Less distributions from net investment income	(0.03)

Net asset value, end of period	$6.74

Total return[e]	(35.96)%
Ratios to average net assets[f]
Expenses[g]	1.00%
Net investment income	— [h]

Supplemental data
Net assets, end of period (000’s)	$3
Portfolio turnover rate	37.97%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Global Communications Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Warrants 93.5%
Aerospace & Defense 0.7%
[a]Orbital Sciences Corp.	United States	41,300	$806,589

Communications Equipment 20.4%
[a]Cisco Systems Inc.	United States	194,800	3,175,240
[a,b]Dilithium Networks Inc., wts., 3/20/09	United States	10,275	—
[a]F5 Networks Inc.	United States	67,800	1,549,908
Harris Corp.	United States	84,000	3,196,200
[a]Infinera Corp.	United States	154,500	1,384,320
Nokia Corp., ADR	Finland	293,900	4,584,840
QUALCOMM Inc.	United States	154,600	5,539,318
[a]Research In Motion Ltd.	Canada	42,000	1,704,360
[a]Riverbed Technology Inc.	United States	88,600	1,009,154
[a]Tandberg ASA	Norway	56,400	611,452
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	106,000	827,860

			23,582,652

Computers & Peripherals 3.3%
[a]Apple Inc.	United States	44,100	3,763,935

Diversified Telecommunication Services 6.5%
AT&T Inc.	United States	155,117	4,420,834
BCE Inc.	Canada	62,000	1,270,380
Telenor ASA	Norway	149,000	991,927
Telus Corp.	Canada	28,600	812,812

			7,495,953

Electronic Equipment, Instruments & Components 3.3%
[a]Dolby Laboratories Inc., A	United States	28,200	923,832
[a]FLIR Systems Inc.	United States	95,700	2,936,076

			3,859,908

Internet & Catalog Retail 0.6%
[a]Amazon.com Inc.	United States	13,200	676,896

Internet Software & Services 6.4%
[a]Baidu.com Inc., ADR	China	4,400	574,508
[a]Equinix Inc.	United States	35,300	1,877,607
[a]Google Inc., A	United States	10,900	3,353,385
[a]MercadoLibre Inc.	Argentina	34,400	564,504
[a]Omniture Inc.	United States	95,400	1,015,056

			7,385,060

IT Services 0.5%
[a]SAIC Inc.	United States	32,000	623,360

Media 3.8%
News Corp., A	United States	175,600	1,596,204
[a]Outdoor Channel Holdings Inc.	United States	129,500	969,955
The Walt Disney Co.	United States	81,640	1,852,412

			4,418,571

Semiconductors & Semiconductor Equipment 5.9%
[a]FormFactor Inc.	United States	111,400	1,626,440
[a]Hittite Microwave Corp.	United States	19,200	565,632
Maxim Integrated Products Inc.	United States	147,400	1,683,308
[a]Microsemi Corp.	United States	130,200	1,645,728
[a]Microtune Inc.	United States	319,800	652,392
[a]Netlogic Microsystems Inc.	United States	28,300	622,883

			6,796,383

FGC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Global Communications Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Warrants (continued)
Software 5.7%
[a]Activision Blizzard Inc.	United States	306,100	$2,644,704
[a]Adobe Systems Inc.	United States	81,000	1,724,490
Nintendo Co. Ltd.	Japan	4,100	1,565,526
[a]UbiSoft Entertainment SA	France	30,000	582,672

			6,517,392

Wireless Telecommunication Services 36.4%
America Movil SAB de CV, L, ADR	Mexico	110,600	3,427,494
[a]American Tower Corp., A	United States	195,302	5,726,255
Cellcom Israel Ltd.	Israel	36,000	795,600
[a]Centennial Communications Corp., A	United States	578,400	4,661,904
China Mobile (Hong Kong) Ltd., ADR	China	45,400	2,308,590
[a]Leap Wireless International Inc.	United States	98,000	2,635,220
[a]MetroPCS Communications Inc.	United States	352,300	5,231,655
[a]NII Holdings Inc.	United States	271,800	4,941,324
Rogers Communications Inc., B	Canada	179,100	5,385,658
[a]SBA Communications Corp.	United States	248,600	4,057,152
[a]Sprint Nextel Corp.	United States	1,545,300	2,827,899

			41,998,751

Total Common Stocks and Warrants (Cost $130,492,802)			107,925,450

Preferred Stocks 0.4%
Communications Equipment 0.4%
[a,b]Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES	United States	309,399	451,723
[a,b]Dilithium Networks Inc., pfd., D, 11.00%, 3/20/09	United States	11,970	11,970

Total Preferred Stocks (Cost $732,870)			463,693

Total Investments before Short Term Investments (Cost $131,225,672)			108,389,143

		Principal Amount
Short Term Investments (Cost $10,324,416) 8.9%
Repurchase Agreements 8.9%
[c]Joint Repurchase Agreement, 0.019%, 1/02/09 (Maturity Value $10,324,427)	United States	$10,324,416	10,324,416
Banc of America Securities LLC (Maturity Value $1,593,471)
Barclays Capital Inc. (Maturity Value $1,517,691)
BNP Paribas Securities Corp. (Maturity Value $2,023,588)
Credit Suisse Securities (USA) LLC (Maturity Value $2,023,588)
Deutsche Bank Securities Inc. (Maturity Value $1,167,796)
HSBC Securities (USA) Inc. (Maturity Value $1,517,691)
UBS Securities LLC (Maturity Value $480,602)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22; [d]U.S. Government Agency Discount Notes, 1/05/09 - 10/19/09; [d]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes, 0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $141,550,088) 102.8%			118,713,559
Other Assets, less Liabilities (2.8)%			(3,177,935)

Net Assets 100.0%			$115,535,624

See Abbreviations on page FGC-22.

aNon-income producing for the twelve months ended December 31, 2008.

bSee Note 7 regarding restricted and illiquid securities.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Global Communications Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$131,225,672
Cost - Repurchase agreements	10,324,416

Total cost of investments	$141,550,088

Value - Unaffiliated issuers	$108,389,143
Value - Repurchase agreements	10,324,416

Total value of investments	118,713,559
Receivables:
Capital shares sold	19,690
Dividends	106,329

Total assets	118,839,578

Liabilities:
Payables:
Investment securities purchased	3,007,575
Capital shares redeemed	113,155
Affiliates	76,897
Funds advanced by custodian	4,721
Accrued expenses and other liabilities	101,606

Total liabilities	3,303,954

Net assets, at value	$115,535,624

Net assets consist of:
Paid-in capital	$341,579,562
Undistributed net investment income	348,406
Net unrealized appreciation (depreciation)	(22,835,530)
Accumulated net realized gain (loss)	(203,556,814)

Net assets, at value	$115,535,624

Class 1:
Net assets, at value	$69,480,250

Shares outstanding	10,286,303

Net asset value and maximum offering price per share	$6.75

Class 2:
Net assets, at value	$46,052,181

Shares outstanding	6,920,661

Net asset value and maximum offering price per share	$6.65

Class 4:
Net assets, at value	$3,193

Shares outstanding	474

Net asset value and maximum offering price per share	$6.74

The accompanying notes are an integral part of these financial statements.

FGC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Global Communications Securities Fund
Investment income:
Dividends (net of foreign taxes of $191,854)	$1,901,410
Interest	72,194
Income from securities loaned	1,957

Total investment income	1,975,561

Expenses:
Management fees (Note 3a)	1,114,877
Distribution fees: (Note 3c)
Class 2	215,731
Class 4	13
Unaffiliated transfer agent fees	278
Custodian fees (Note 4)	44,485
Reports to shareholders	75,299
Professional fees	42,500
Trustees’ fees and expenses	1,121
Other	13,981

Total expenses	1,508,285
Expense reductions (Note 4)	(1,456)

Net expenses	1,506,829

Net investment income	468,732

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	259,739
Foreign currency transactions	120,691

Net realized gain (loss)	380,430

Net change in unrealized appreciation (depreciation) on:
Investments	(117,392,201)
Translation of other assets and liabilities denominated in foreign currencies	8,770
Change in deferred taxes on unrealized appreciation (depreciation)	150,034

Net change in unrealized appreciation (depreciation)	(117,233,397)

Net realized and unrealized gain (loss)	(116,852,967)

Net increase (decrease) in net assets resulting from operations	$(116,384,235)

The accompanying notes are an integral part of these financial statements.

FGC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Communications Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$468,732	$510,712
Net realized gain (loss) from investments and foreign currency transactions	380,430	28,922,682
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(117,233,397)	23,438,771

Net increase (decrease) in net assets resulting from operations	(116,384,235)	52,872,165

Distributions to shareholders from net investment income:
Class 1	(317,811)	—
Class 4	(13)	—

Total distributions to shareholders	(317,824)	—

Capital share transactions: (Note 2)
Class 1	(18,499,942)	(25,800,362)
Class 2	(44,864,246)	44,124,623
Class 4	5,000	—

Total capital share transactions	(63,359,188)	18,324,261

Net increase (decrease) in net assets	(180,061,247)	71,196,426
Net assets:
Beginning of year	295,596,871	224,400,445

End of year	$115,535,624	$295,596,871

Undistributed net investment income included in net assets:
End of year	$348,406	$559,988

The accompanying notes are an integral part of these financial statements.

FGC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Global Communications Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 99.69% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FGC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund. At December 31, 2008, the Fund had no securities on loan.

f. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

FGC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income and Deferred Taxes (continued)

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FGC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	28,899	$305,197	30,242	$378,996
Shares issued in reinvestment of distributions	27,374	317,811	—	—
Shares redeemed	(1,951,204)	(19,122,950)	(2,311,298)	(26,179,358)

Net increase (decrease)	(1,894,931)	$(18,499,942)	(2,281,056)	$(25,800,362)

Class 2 Shares:
Shares sold	2,628,228	$27,203,400	7,011,538	$81,791,331
Shares redeemed	(7,299,177)	(72,067,646)	(3,365,328)	(37,666,708)

Net increase (decrease)	(4,670,949)	$(44,864,246)	3,646,210	$44,124,623

Class 4 Shares:
Shares sold	474	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008, for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$88,941,545
2010	108,979,162

$197,920,707

During the year ended December 31, 2008, the Fund utilized $3,416,781 of capital loss carryforwards.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $2,033,398.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from – ordinary income	$317,824	$—

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$145,152,798

Unrealized appreciation	$11,423,960
Unrealized depreciation	(37,863,199)

Net unrealized appreciation (depreciation)	$(26,439,239)

Distributable earnings – undistributed ordinary income	$348,406

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and foreign capital gains tax.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $74,665,094 and $134,966,801, respectively.

7. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund’s Board of Trustees as reflecting fair value, as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
309,399	Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES	7/13/2006	$720,899	$451,723
11,970	Dilithium Networks Inc., pfd., D, 11.00%, 3/20/09	10/30/2008	11,971	11,970
10,275	Dilithium Networks Inc., wts., 3/20/09	10/30/2008	1	—

	Total Restricted Securities (0.40% of Net Assets)			$463,693

8. UPCOMING LIQUIDATION

On September 19, 2008, the Board of Trustees for the Fund approved a proposal to liquidate the Fund. The Fund is scheduled to liquidate on April 24, 2009.

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$106,359,924	$11,889,942	$463,693	$118,713,559

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Investments in Securities
Beginning Balance – January 1, 2008	$1,067,426
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(615,704)
Net purchases (sales)	11,971
Transfers in and/or out of Level 3	—

Ending Balance	$463,693

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of year	$(615,704)

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

PIPES - Private Investment in Public Equity Security

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Franklin Templeton Variable Insurance Products Trust

Franklin Global Communications Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Communications Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

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Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Global Communications Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FGC-24

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

This annual report for Franklin Global Real Estate Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-42.41%	-3.65%	+4.47%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -37.28%. The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund are phased in over a five-year period, starting on 5/1/07, with there being no increase in the rate of such fees for the first year ending 4/30/08. For each of the four years thereafter through 4/30/12, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning 5/1/12, the full new investment management and administration fees will then be in effect. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s (S&P)/Citigroup BMI Global REIT Index (hedged into U.S. dollars). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Global Real Estate Securities Fund Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Global Real Estate Securities Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars), which had a -42.07% total return.1

Economic and Market Overview

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy — which is the world’s largest and accounts for roughly 25% of global GDP — had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the year. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. As a nondiversified global fund that invests predominantly in companies that operate in the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

REITs are real estate investment trust companies, usually with publicly traded stock, that manage a portfolio of income-producing real estate properties such as apartments, hotels, industrial properties, office buildings or shopping centers. Equity REITs also take ownership positions in real estate. Shareholders of equity REITs generally receive income from rents received and receive capital gains when properties are sold at a profit. REITs are generally operated by experienced property management teams and typically concentrate on a specific geographic region or property type.

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The U.S. Treasury and the Federal Reserve Board (Fed) took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world’s central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world’s monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 8.6% relative to most currencies during the year under review.2

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Global Real Estate Market Overview

The global real estate market continued to deteriorate during 2008 as credit markets froze and economic growth slowed. In local currency terms, as measured by the S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars), the worst performing real estate market was Turkey’s, with a -57.31% total return, followed closely by Singapore’s with a -56.20% return and Australia’s with a -54.16% return.1 Other markets also suffered precipitous drops, including Italy (-50.24%), Germany (-49.43%), Japan (-48.93%) and the U.K. (-43.03%).1 None of the markets represented by the index posted positive results; however, several markets performed better than the overall index, including Taiwan (-7.82%), Malaysia (-14.84%) and Belgium (-17.62%).1

Investment Strategy

We are research-driven, fundamental investors. Our active investment strategy is centered on the belief that unsynchronized regional economic activity within the global economy provides consistent, attractive return opportunities in global real estate markets. When selecting investments for the Fund’s portfolio, we use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process.

2. Source: Federal Reserve H10 report.

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Manager’s Discussion

During the fiscal year under review, significant detractors from Fund performance relative to the benchmark S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars) included Valad Property Group and ProLogis. During the period, Valad, an Australia-based listed property trust with a fund platform, suffered from less local investor interest in overseas funds, especially those invested in the U.K., where commercial property values declined substantially. We sold our Valad position by period-end. ProLogis, a U.S. industrial REIT, was hurt by impending debt refinancing needs and massive short covering in December following a management restructuring and a successful effort to raise cash. By country, the U.S. was a major detractor from relative Fund performance, largely due to an underweighted position in health care properties.

Contributors to relative performance included the Fund’s cash position, which averaged 4.5% of total net assets during the Fund’s fiscal year and mitigated the overall market’s decline. Notable contributors to relative Fund performance included U.S. holdings Equity Residential and Corporate Office Properties, and South Africa’s Growthpoint Properties.3 Equity Residential, the largest U.S. apartment REIT owner, benefited from its access to Freddie Mac and Fannie Mae funding, especially after their government rescue. New holding Corporate Office, an office REIT based in Washington, DC, was helped by having the U.S. government as a significant tenant. By country, South Africa helped relative results. We initiated our only South African position, Growthpoint Properties, during the period due to its reduced development pipeline and diversified tenant base.

We believe the REITs we own have quality management teams that have led their companies through past economic downturns and positioned them to navigate uncertain times with sufficient liquidity to survive and then capitalize on any distress in local property markets. With conservative balance sheets, free cash-flow generation exceeding dividend payout requirements, and the ownership of higher quality “hard” assets in their respective markets, many REITs, we believe, should be able to survive the current economic downturn. At the same time, REITs, including some of the strongest among them, traded at what we considered attractive valuations at period-end as measured by dividend yields, cash flow multiples and discounts to net asset value. In our analysis, distressed selling by some weaker REITs and overleveraged private real estate investors may occur in 2009, which may create opportunities for companies with solid balance sheets and access to capital to acquire quality assets.

Top 10 Holdings

Franklin Global Real Estate Securities Fund 12/31/08

Company Sector/Industry, Country	% of Total Net Assets

Westfield Group	6.6%
Retail REITs, Australia

Unibail-Rodamco	4.5%
Retail REITs, France

Vornado Realty Trust	4.2%
Diversified REITs, U.S.

Equity Residential	4.2%
Residential REITs, U.S.

Public Storage	4.2%
Specialized REITs, U.S.

Simon Property Group Inc.	4.1%
Retail REITs, U.S.

Boston Properties Inc.	3.5%
Office REITs, U.S.

Land Securities Group PLC	3.3%
Retail REITs, U.K.

Nippon Building Fund Inc.	2.8%
Office REITs, Japan

HCP Inc.	2.3%
Specialized REITs, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

3. This holding is not an index component.

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In this challenging environment, we are confident that the portfolio’s relatively high income and low volatility, combined with an active management policy, have the potential to generate superior returns over time.

Thank you for your participation in Franklin Global Real Estate Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Real Estate Securities Fund Class 4

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$674.20	$4.12
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$4.98

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, for the Fund’s Class 4 shares (0.98%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$25.42	$35.25	$32.55	$30.87	$23.91

Income from investment operations[a]:
Net investment income[b]	0.62	0.80	0.67	0.70	0.75
Net realized and unrealized gains (losses)	(9.10)	(7.56)	5.40	3.38	6.78

Total from investment operations	(8.48)	(6.76)	6.07	4.08	7.53

Less distributions from:
Net investment income	(0.32)	(0.81)	(0.75)	(0.49)	(0.53)
Net realized gains	(5.78)	(2.26)	(2.62)	(1.91)	(0.04)

Total distributions	(6.10)	(3.07)	(3.37)	(2.40)	(0.57)

Net asset value, end of year	$10.84	$25.42	$35.25	$32.55	$30.87

Total return[c]	(42.22)%	(20.65)%	20.87%	13.74%	32.19%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.08%	0.84%	0.50%	0.49%	0.50%
Expenses net of waiver and payments by affiliates[d]	0.60%	0.52%	0.50%	0.49%	0.50%
Net investment income	3.41%	2.57%	2.04%	2.32%	3.00%

Supplemental data
Net assets, end of year (000’s)	$39,018	$83,250	$140,487	$145,425	$152,451
Portfolio turnover rate	77.28%	121.84%	31.39%	36.10%	39.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding .

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.97	$34.67	$32.08	$30.49	$23.65

Income from investment operations[a]:
Net investment income[b]	0.56	0.72	0.58	0.64	0.72
Net realized and unrealized gains (losses)	(8.93)	(7.43)	5.31	3.30	6.65

Total from investment operations	(8.37)	(6.71)	5.89	3.94	7.37

Less distributions from:
Net investment income	(0.21)	(0.73)	(0.68)	(0.44)	(0.49)
Net realized gains	(5.78)	(2.26)	(2.62)	(1.91)	(0.04)

Total distributions	(5.99)	(2.99)	(3.30)	(2.35)	(0.53)

Net asset value, end of year	$10.61	$24.97	$34.67	$32.08	$30.49

Total return[c]	(42.39)%	(20.86)%	20.58%	13.47%	31.80%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.33%	1.09%	0.75%	0.74%	0.75%
Expenses net of waiver and payments by affiliates[d]	0.85%	0.77%	0.75%	0.74%	0.75%
Net investment income	3.16%	2.32%	1.79%	2.07%	2.75%

Supplemental data
Net assets, end of year (000’s)	$343,701	$893,837	$1,491,571	$1,343,868	$1,005,647
Portfolio turnover rate	77.28%	121.84%	31.39%	36.10%	39.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding ..

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

Period Ended December 31,
Class 4	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$23.34

Income from investment operations[b]:
Net investment income[c]	0.45
Net realized and unrealized gains (losses)	(6.89)

Total from investment operations	(6.44)

Less distributions from:
Net investment income	(0.32)
Net realized gains	(5.78)

Total distributions	(6.10)

Net asset value, end of period	$10.80

Total return[d]	(37.28)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.43%
Expenses net of waiver and payments by affiliates[f]	0.95%
Net investment income	3.06%

Supplemental data
Net assets, end of period (000’s)	$2
Portfolio turnover rate	77.28%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGR-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Global Real Estate Securities Fund	Country	Shares/ Rights	Value
Common Stocks and Rights 96.4%
Diversified Real Estate Activities 0.9%
Growthpoint Properties Ltd.	South Africa	2,075,265	$3,311,593
Growthpoint Properties Ltd., rts., 1/30/09	South Africa	206,337	40,609

			3,352,202

Diversified REITs 13.5%
British Land Co. PLC	United Kingdom	980,100	7,894,640
Canadian REIT	Canada	112,900	2,094,143
Dexus Property Group	Australia	4,137,127	2,402,868
GPT Group	Australia	4,912,979	3,201,474
[a]Kiwi Income Property Trust	New Zealand	3,752,306	2,214,397
Liberty Property Trust	United States	178,400	4,072,872
Mirvac Group	Australia	1,561,956	1,416,107
[b]Mirvac Group, 144A	Australia	877,527	795,587
PS Business Parks Inc.	United States	29,800	1,330,868
Stockland	Australia	1,958,904	5,605,467
[a]Tokyu REIT Inc.	Japan	236	1,463,818
Vornado Realty Trust	United States	265,500	16,022,925
Wereldhave NV	Netherlands	38,550	3,395,981

			51,911,147

Industrial REITs 4.3%
AMB Property Corp.	United States	164,100	3,843,222
Ascendas REIT	Singapore	1,848,000	1,767,372
EastGroup Properties Inc.	United States	45,500	1,618,890
Goodman Group	Australia	2,433,832	1,275,674
[a]Japan Logistics Fund Inc.	Japan	231	1,401,112
ProLogis	United States	330,400	4,589,256
Segro PLC	United Kingdom	616,600	2,228,923

			16,724,449

Office REITs 18.1%
[a]AMP NZ Office Trust	New Zealand	2,744,633	1,603,689
Befimmo Sca	Belgium	18,600	1,737,360
Boston Properties Inc.	United States	246,000	13,530,000
Cofinimmo	Belgium	23,600	3,119,149
Commonwealth Property Office Fund	Australia	3,172,679	2,651,706
Corporate Office Properties Trust	United States	228,800	7,024,160
Douglas Emmett Inc.	United States	336,000	4,388,160
Highwoods Properties Inc.	United States	239,300	6,547,248
ING Office Fund	Australia	2,544,931	1,460,085
Japan Real Estate Investment Co.	Japan	867	7,738,629
[a]Nippon Building Fund Inc.	Japan	962	10,565,332
[a]Nomura Real Estate Office Fund Inc.	Japan	349	2,268,941
ORIX JREIT Inc.	Japan	521	2,472,383
Silic	France	22,040	2,033,407
SL Green Realty Corp.	United States	81,800	2,118,620

			69,258,869

Residential REITs 11.5%
AvalonBay Communities Inc.	United States	130,300	7,893,574
Camden Property Trust	United States	80,800	2,532,272
Equity Lifestyle Properties Inc.	United States	106,400	4,081,504
Equity Residential	United States	536,900	16,010,358

FGR-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares/ Rights	Value
Common Stocks and Rights (continued)
Residential REITs (continued)
Essex Property Trust Inc.	United States	54,500	$4,182,875
Home Properties Inc.	United States	44,200	1,794,520
[a]Nippon Accommodations Fund Inc.	Japan	372	1,589,925
UDR Inc.	United States	422,700	5,829,033

			43,914,061

Retail REITs 35.2%
CapitaMall Trust	Singapore	1,561,400	1,733,072
Cedar Shopping Centers Inc.	United States	161,700	1,144,836
CFS Retail Property Trust	Australia	3,309,702	4,383,770
Corio NV	Netherlands	95,230	4,379,636
Eurocommercial Properties NV	Netherlands	78,130	2,621,980
Federal Realty Investment Trust	United States	96,200	5,972,096
[a]Frontier Real Estate Investment Corp.	Japan	411	2,273,776
Hammerson PLC	United Kingdom	384,700	3,008,833
[a]Japan Retail Fund Investment Corp.	Japan	456	1,967,996
Kimco Realty Corp.	United States	228,400	4,175,152
Klepierre	France	81,980	2,006,071
Land Securities Group PLC	United Kingdom	947,900	12,750,833
Liberty International PLC	United Kingdom	207,600	1,456,925
[a]Link REIT	Hong Kong	3,627,100	5,990,411
Mercialys	France	29,930	940,604
Realty Income Corp.	United States	152,900	3,539,635
Regency Centers Corp.	United States	119,600	5,585,320
RioCan REIT	Canada	404,800	4,544,352
Simon Property Group Inc.	United States	297,045	15,782,001
Suntec REIT	Singapore	1,943,900	963,469
Tanger Factory Outlet Centers Inc.	United States	137,600	5,176,512
Taubman Centers Inc.	United States	66,700	1,698,182
Unibail-Rodamco	France	116,683	17,376,310
Westfield Group	Australia	2,750,527	25,229,169

			134,700,941

Specialized REITs 12.9%
HCP Inc.	United States	321,000	8,914,170
Health Care REIT Inc.	United States	167,000	7,047,400
Host Hotels & Resorts Inc.	United States	717,014	5,427,796
Nationwide Health Properties Inc.	United States	211,400	6,071,408
Public Storage	United States	200,900	15,971,550
Ventas Inc.	United States	174,800	5,868,036

			49,300,360

Total Common Stocks and Rights (Cost $507,802,573)			369,162,029

FGR-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Global Real Estate Securities Fund	Country	Principal Amount	Value
Short Term Investments (Cost $13,786,445) 3.6%
Repurchase Agreements 3.6%
[c]Joint Repurchase Agreement, 0.019%, 01/02/09 (Maturity Value $13,786,460)	United States	$13,786,445	$13,786,445
Banc of America Securities LLC (Maturity Value $2,127,801)
Barclays Capital Inc. (Maturity Value $2,026,610)
BNP Paribas Securities Corp. (Maturity Value $2,702,146)
Credit Suisse Securities (USA) LLC (Maturity Value $2,702,146)
Deutsche Bank Securities Inc. (Maturity Value $1,559,387)
HSBC Securities (USA) Inc. (Maturity Value $2,026,610)
UBS Securities LLC (Maturity Value $641,760)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22;
[d]U.S. Government Agency Discount Notes, 1/05/09 - 10/19/09;
[d]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes,
0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $521,589,018) 100.0%			382,948,474
Net Unrealized Depreciation on Forward Exchange Contracts (0.4)%			(1,637,170)
Other Assets, less Liabilities 0.4%			1,409,714

Net Assets 100.0%			$382,721,018

See Abbreviations on page FGR-24.

aA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the value of this security was $795,587, representing 0.21% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGR-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Global Real Estate Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$507,802,573
Cost - Repurchase agreements	13,786,445

Total cost of investments	$521,589,018

Value - Unaffiliated issuers	$369,162,029
Value - Repurchase agreements	13,786,445

Total value of investments	382,948,474
Foreign currency, at value (cost $309)	327
Receivables:
Capital shares sold	108,859
Dividends	3,679,919
Unrealized appreciation on forward exchange contracts (Note 7)	6,846,585

Total assets	393,584,164

Liabilities:
Payables:
Investment securities purchased	1,720,106
Capital shares redeemed	69,049
Affiliates	333,508
Unrealized depreciation on forward exchange contracts (Note 7)	8,483,755
Accrued expenses and other liabilities	256,728

Total liabilities	10,863,146

Net assets, at value	$382,721,018

Net assets consist of:
Paid-in capital	$728,689,363
Undistributed net investment income	48,180,845
Net unrealized appreciation (depreciation)	(140,303,166)
Accumulated net realized gain (loss)	(253,846,024)

Net assets, at value	$382,721,018

Class 1:
Net assets, at value	$39,018,195

Shares outstanding	3,600,526

Net asset value and maximum offering price per share	$10.84

Class 2:
Net assets, at value	$343,700,511

Shares outstanding	32,393,307

Net asset value and maximum offering price per share	$10.61

Class 4:
Net assets, at value	$2,312

Shares outstanding	214

Net asset value and maximum offering price per share	$10.80

The accompanying notes are an integral part of these financial statements.

FGR-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Global Real Estate Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,990,238)	$26,645,495
Interest	516,943

Total investment income	27,162,438

Expenses:
Management fees (Note 3a)	5,225,378
Administrative fees (Note 3b)	1,696,396
Distribution fees: (Note 3c)
Class 2	1,535,866
Class 4	11
Unaffiliated transfer agent fees	1,397
Custodian fees (Note 4)	90,171
Reports to shareholders	202,123
Professional fees	33,475
Trustees’ fees and expenses	3,866
Other	28,365

Total expenses	8,817,048
Expense reductions (Note 4)	(4,782)
Expenses waived/paid by affiliates (Note 3e)	(3,195,511)

Net expenses	5,616,755

Net investment income	21,545,683

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(219,061,824)
Foreign currency transactions	30,605,492

Net realized gain (loss)	(188,456,332)

Net change in unrealized appreciation (depreciation) on:
Investments	(154,186,461)
Translation of other assets and liabilities denominated in foreign currencies	(9,156,992)

Net change in unrealized appreciation (depreciation)	(163,343,453)

Net realized and unrealized gain (loss)	(351,799,785)

Net increase (decrease) in net assets resulting from operations	$(330,254,102)

The accompanying notes are an integral part of these financial statements.

FGR-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Real Estate Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$21,545,683	$32,162,361
Net realized gain (loss) from investments and foreign currency transactions	(188,456,332)	128,649,187
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(163,343,453)	(461,184,314)

Net increase (decrease) in net assets resulting from operations	(330,254,102)	(300,372,766)

Distributions to shareholders from:
Net investment income:
Class 1	(938,439)	(2,857,012)
Class 2	(6,327,844)	(29,449,245)
Class 4	(68)	—
Net realized gains:
Class 1	(17,121,915)	(7,916,992)
Class 2	(172,823,447)	(91,299,137)
Class 4	(1,237)	—

Total distributions to shareholders	(197,212,950)	(131,522,386)

Capital share transactions: (Note 2)
Class 1	5,111,100	(22,282,799)
Class 2	(72,014,922)	(200,793,537)
Class 4	5,000	—

Total capital share transactions	(66,898,822)	(223,076,336)

Net increase (decrease) in net assets	(594,365,874)	(654,971,488)
Net assets:
Beginning of year	977,086,892	1,632,058,380

End of year	$382,721,018	$977,086,892

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$48,180,845	$(2,396,222)

The accompanying notes are an integral part of these financial statements.

FGR-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Global Real Estate Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 62.27% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

FGR-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

d. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

FGR-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income Taxes (continued)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FGR-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,666	$137,517	9,797	$284,754
Shares issued in reinvestment of distributions	1,051,855	18,060,354	352,092	10,774,004
Shares redeemed	(734,804)	(13,086,771)	(1,072,312)	(33,341,557)

Net increase (decrease)	325,717	$5,111,100	(710,423)	$(22,282,799)

Class 2 Shares:
Shares sold	1,073,979	$16,369,385	1,033,159	$30,946,099
Shares issued in reinvestment of distributions	10,644,759	179,151,291	4,012,907	120,748,382
Shares redeemed	(15,122,736)	(267,535,598)	(12,264,638)	(352,488,018)

Net increase (decrease)	(3,403,998)	$(72,014,922)	(7,218,572)	$(200,793,537)

Class 4 Shares:
Shares sold	214	$5,000

[a]	For the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.580%	Over $6.5 billion, up to and including $11.5 billion
0.560%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

Effective February 1, 2008, Franklin Advisers, Inc., an affiliate of FT Institutional, no longer provides subadvisory services to the Fund.

FGR-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and FT Institutional have agreed in advance to waive all or a portion of their respective fees through April 30, 2012. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $153,324,128 expiring in 2016.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $50,972,782 and $5,502,294, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$7,267,385	$37,911,390
Long term capital gain	189,945,565	93,610,996

	$197,212,950	$131,522,386

FGR-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

5. INCOME TAXES (continued)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$567,299,504

Unrealized appreciation	$28,076,092
Unrealized depreciation	(212,427,122)

Net unrealized appreciation (depreciation)	$(184,351,030)

Distributable earnings-undistributed ordinary income	$48,294,653

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $507,082,171 and $703,032,863, respectively.

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy
4,400,186	Australian Dollar	2,839,000	1/12/09	$273,163	$—
172,558,000	Japanese Yen	1,912,000	1/13/09	—	(9,511)
728,609,505	Japanese Yen	7,566,000	1/13/09	467,078	—
2,529,420	British Pound Sterling	3,783,000	1/15/09	—	(90,190)
1,867,910	Euro	2,363,000	1/15/09	247,097	—
7,010,598	British Pound Sterling	11,552,000	1/16/09	—	(1,317,205)
2,332,260	Canadian Dollar	1,890,000	1/16/09	26,221	—
200,575,944	Japanese Yen	2,148,000	1/16/09	63,527	—
2,830,616	Australian Dollar	1,875,000	2/17/09	119,831	—
237,932,590	Japanese Yen	2,471,000	2/17/09	154,103	—

FGR-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Sell
10,823,146	Australian Dollar	7,110,788	1/12/09	$—	$(544,205)
1,343,730,329	Japanese Yen	13,720,434	1/13/09	—	(1,094,484)
5,528,648	British Pound Sterling	9,026,636	1/15/09	955,121	—
6,661,268	Euro	9,013,059	1/15/09	—	(294,966)
25,341,968	Australian Dollar	17,639,021	1/16/09	—	(276,240)
13,492,473	British Pound Sterling	23,444,179	1/16/09	3,746,472	—
4,344,499	Canadian Dollar	3,749,718	1/16/09	180,211	—
354,447,957	Japanese Yen	3,617,692	1/16/09	—	(290,410)
2,815,790	Singapore Dollar	1,933,369	1/16/09	—	(31,364)
2,482,598	Canadian Dollar	2,043,459	1/23/09	3,948	—
17,666,853	Australian Dollar	11,344,835	2/17/09	—	(1,105,597)
4,021,142	British Pound Sterling	6,018,845	2/17/09	152,634	—
7,556,418	Euro	9,465,170	2/17/09	—	(1,081,513)
937,860,053	Japanese Yen	9,900,823	2/17/09	—	(446,560)
1,322,712	Singapore Dollar	878,120	2/17/09	—	(43,663)
3,477,957	Canadian Dollar	2,788,947	2/23/09	—	(67,848)
8,050,185	Euro	10,720,431	3/18/09	—	(507,472)
20,645,478	Australian Dollar	13,742,320	3/19/09	—	(776,746)
5,079,017	British Pound Sterling	7,714,523	3/19/09	307,511	—
49,037,075	Hong Kong Dollar	6,330,795	3/19/09	360	—
984,669,158	Japanese Yen	10,889,272	3/19/09	17,965	—
4,001,768	New Zealand Dollar	2,191,088	3/19/09	—	(126,730)
1,859,934	Singapore Dollar	1,259,691	3/19/09	—	(35,347)
22,282,722	South African Rand	2,138,758	3/19/09	—	(181,664)
4,118,402	Australian Dollar	2,807,926	3/25/09	—	(87,272)
5,857,326	Euro	8,153,398	3/25/09	—	(14,702)
2,493,006	Singapore Dollar	1,708,357	3/25/09	—	(27,296)
504,978,291	Japanese Yen	5,618,361	3/26/09	42,141	—
Unrealized appreciation (depreciation) on offsetting forward exchange contracts				89,202	(32,770)

Unrealized appreciation (depreciation) on forward exchange contracts				6,846,585	(8,483,755)

Net unrealized appreciation (depreciation) on forward exchange contracts					$(1,637,170)

[a]In	U.S. dollars unless otherwise indicated.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

FGR-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

8. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$337,420,117	$45,528,357	$—	$382,948,474
Other Financial Instruments[a]	—	6,846,585	—	6,846,585
Liabilities:
Other Financial Instruments[a]	—	8,483,755	—	8,483,755

[a]Other	financial instruments includes net unrealized appreciation (depreciation) of forward exchange contracts.

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

REIT - Real Estate Investment Trust

FGR-24

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FGR-25

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Global Real Estate Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates the maximum amount allowable but no less than $189,945,566 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

FGR-26

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This annual report for Franklin Growth and Income Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Annual average total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-35.17%	-3.37%	+0.48%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -31.00%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests predominantly in a broadly diversified portfolio of equity securities, including securities convertible into common stock.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its benchmark, the S&P 500, which had a -37.00% total return.1 The Fund performed comparably to its peers as measured by the Lipper VIP Equity Income Funds Classification Average, which had a -35.83% return for the same period.2 Please note that the Fund invests primarily in stocks with above average dividend yields. As a result, its holdings and returns may differ from those of the S&P 500, which include nondividend-paying stocks and do not focus on dividend yield.

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.3 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

1. Source: © 2009 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Common stocks with higher dividend yields can be sensitive to interest rate movements. By having significant investments in particular sectors from time to time, such as financial services, energy, health care/pharmaceuticals, technology and telecommunications, the Fund may be at greater risk of adverse developments in a sector than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.3

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -31.93%, the broader S&P 500 a -37.00% total return, and the technology-heavy NASDAQ Composite Index a -40.03% total return.4 All sectors lost value, and the financials, materials and information technology sectors had the largest declines.

Investment Strategy

We are research-driven, fundamental investors, pursuing a disciplined investment strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that offer current dividend yields and present, in our opinion, the best trade-off between valuation, potential earnings growth and business risk. Special emphasis is placed upon dividend yield as we believe that high relative dividend yield can be a good indicator of value.

4. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

FGI-3

Manager’s Discussion

During the year under review, Fund performance was hurt by the challenging economic and market environment. The financials sector in particular weighed on Fund returns. Among the major detractors in financials were Citigroup and Lehman Brothers Holdings (sold by period-end).

A position in specialty retailer Nordstrom hindered the Fund’s absolute returns as a result of the contracting economy and a pullback in consumer spending. Other holdings that detracted from performance included aluminum producer Alcoa (sold by period-end) and oil and gas company Chesapeake Energy, whose shares fell as commodity prices sharply corrected in the second half of the year. Global chemical manufacturer Dow Chemical also hampered the Fund’s results as demand for many of its products softened during the period.

The Fund, however, also had some contributors to performance. During the review period, U.S. beer maker Anheuser-Busch (sold by period-end) was among the Fund’s top performers following its acquisition by Belgium-based brewer InBev. The Fund also benefited from a position in Capital One Financial Group (sold by period-end), which performed well for the period we held it. Other holdings that had positive returns during the reporting period included equity positions in homebuilder KB Home and defense contractor Raytheon (sold by period-end). A corporate bond position in global consumer finance company American Express and a convertible bond from cruise operator Carnival also contributed to performance.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Growth and Income Securities Fund

12/31/08

Company Sector/Industry	% of Total Net Assets

Roche Holding AG (Switzerland)	3.6%
Health Care

The Coca-Cola Co.	2.8%
Consumer Staples

Mylan Inc.	2.7%
Health Care

ConocoPhillips	2.7%
Energy

Schering-Plough Corp.	2.6%
Health Care

Bank of America Corp.	2.5%
Financials

PG&E Corp.	2.4%
Utilities

Microchip Technology Inc.	2.4%
Information Technology

Diageo PLC, ADR (U.K.)	2.4%
Consumer Staples

American Express Credit Corp.	2.4%
Financials

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Growth and Income Securities Fund Class 4

FGI-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$733.30	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,020.46	$4.72

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FGI-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.07	$16.83	$15.60	$15.60	$14.44

Income from investment operations[a]:
Net investment income[b]	0.39	0.41	0.42	0.42	0.40
Net realized and unrealized gains (losses)	(5.17)	(0.82)	2.05	0.15	1.14

Total from investment operations	(4.78)	(0.41)	2.47	0.57	1.54

Less distributions from:
Net investment income	(0.45)	(0.42)	(0.43)	(0.43)	(0.38)
Net realized gains	(1.12)	(0.93)	(0.81)	(0.14)	—

Total distributions	(1.57)	(1.35)	(1.24)	(0.57)	(0.38)

Net asset value, end of year	$8.72	$15.07	$16.83	$15.60	$15.60

Total return[c]	(34.95)%	(3.46)%	17.05%	3.71%	10.91%
Ratios to average net assets
Expenses[d]	0.55%	0.52%	0.54%	0.51%	0.52%
Net investment income	3.17%	2.47%	2.63%	2.74%	2.77%

Supplemental data
Net assets, end of year (000’s)	$162,936	$306,691	$388,751	$405,245	$471,596
Portfolio turnover rate	30.66%	36.66%	23.05%	43.89%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.86	$16.62	$15.42	$15.43	$14.31

Income from investment operations[a]:
Net investment income[b]	0.35	0.37	0.37	0.38	0.37
Net realized and unrealized gains (losses)	(5.10)	(0.82)	2.03	0.15	1.12

Total from investment operations	(4.75)	(0.45)	2.40	0.53	1.49

Less distributions from:
Net investment income	(0.40)	(0.38)	(0.39)	(0.40)	(0.37)
Net realized gains	(1.12)	(0.93)	(0.81)	(0.14)	—

Total distributions	(1.52)	(1.31)	(1.20)	(0.54)	(0.37)

Net asset value, end of year	$8.59	$14.86	$16.62	$15.42	$15.43

Total return[c]	(35.14)%	(3.71)%	16.76%	3.51%	10.61%
Ratios to average net assets
Expenses[d]	0.80%	0.77%	0.79%	0.76%	0.77%
Net investment income	2.92%	2.22%	2.38%	2.49%	2.52%

Supplemental data
Net assets, end of year (000’s)	$141,359	$312,692	$348,724	$313,286	$263,146
Portfolio turnover rate	30.66%	36.66%	23.05%	43.89%	40.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.16

Income from investment operations[b]:
Net investment income[c]	0.29
Net realized and unrealized gains (losses)	(4.18)

Total from investment operations	(3.89)

Less distributions from:
Net investment income	(0.45)
Net realized gains	(1.12)

Total distributions	(1.57)

Net asset value, end of period	$8.70

Total return[d]	(31.00)%
Ratios to average net assets[e]
Expenses[f]	0.90%
Net investment income	2.82%

Supplemental data
Net assets, end of period (000’s)	$3
Portfolio turnover rate	30.66%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks 70.0%
Consumer Discretionary 5.2%
Autoliv Inc.	Sweden	87,200	$1,871,313
Best Buy Co. Inc.	United States	166,600	4,683,126
The Home Depot Inc.	United States	230,900	5,315,318
Nordstrom Inc.	United States	305,000	4,059,550

			15,929,307

Consumer Staples 7.4%
The Coca-Cola Co.	United States	185,300	8,388,531
Diageo PLC, ADR	United Kingdom	127,800	7,251,372
Unilever NV, N.Y. shs.	Netherlands	274,600	6,741,430

			22,381,333

Energy 9.4%
Chesapeake Energy Corp.	United States	183,987	2,975,070
Chevron Corp.	United States	88,100	6,516,757
ConocoPhillips	United States	157,000	8,132,600
Exxon Mobil Corp.	United States	81,944	6,541,589
Halliburton Co.	United States	250,000	4,545,000

			28,711,016

Financials 9.0%
AFLAC Inc.	United States	118,300	5,422,872
Bank of America Corp.	United States	311,112	4,380,457
Citigroup Inc.	United States	299,600	2,010,316
iStar Financial Inc.	United States	300,300	669,669
JPMorgan Chase & Co.	United States	146,870	4,630,811
Marsh & McLennan Cos. Inc.	United States	204,100	4,953,507
Wells Fargo & Co.	United States	176,500	5,203,220

			27,270,852

Health Care 7.5%
Johnson & Johnson	United States	84,700	5,067,601
Pfizer Inc.	United States	381,900	6,763,449
Roche Holding AG	Switzerland	72,300	11,001,732

			22,832,782

Industrials 14.7%
3M Co.	United States	119,700	6,887,538
The Boeing Co.	United States	106,300	4,535,821
Caterpillar Inc.	United States	148,500	6,633,495
General Electric Co.	United States	335,300	5,431,860
J.B. Hunt Transport Services Inc.	United States	157,800	4,145,406
Pitney Bowes Inc.	United States	188,000	4,790,240
United Parcel Service Inc., B	United States	113,300	6,249,628
Waste Management Inc.	United States	179,600	5,951,944

			44,625,932

Information Technology 8.0%
Intel Corp.	United States	489,200	7,171,672
Microsoft Corp.	United States	304,500	5,919,480
Nokia Corp., ADR	Finland	298,400	4,655,040
Paychex Inc.	United States	249,400	6,554,232

			24,300,424

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks (continued)
Materials 2.1%
The Dow Chemical Co.	United States	213,200	$3,217,188
Weyerhaeuser Co.	United States	103,700	3,174,257

			6,391,445

Telecommunication Services 2.0%
AT&T Inc.	United States	213,497	6,084,665

Utilities 4.7%
Dominion Resources Inc.	United States	192,700	6,906,368
PG&E Corp.	United States	191,100	7,397,481

			14,303,849

Total Common Stocks (Cost $276,231,015)			212,831,605

Preferred Stocks (Cost $8,133,100) 0.1%
Financials 0.1%
Fannie Mae, 8.25%, pfd.	United States	325,000	269,750

Convertible Preferred Stocks 7.8%
Consumer Discretionary 0.4%
General Motors Corp., 6.25%, cvt. pfd., C	United States	420,000	1,344,000

Financials 2.5%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	5,100	3,315,000
Wachovia Corp., 7.50%, cvt. pfd., L	United States	5,600	4,200,000

			7,515,000

Health Care 2.6%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	46,400	8,027,284

Utilities 2.3%
Entergy Corp., 7.625%, cvt. pfd.	United States	135,000	6,857,325

Total Convertible Preferred Stocks (Cost $36,543,414)			23,743,609

		Principal Amount
Corporate Bonds 5.5%
Consumer Staples 1.2%
Altria Group Inc., senior note, 8.50%, 11/10/13	United States	$3,500,000	3,628,678

Financials 4.3%
American Express Credit Corp., C, 7.30%, 8/20/13	United States	7,000,000	7,172,109
[a]JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual	United States	7,000,000	5,838,182

			13,010,291

Total Corporate Bonds (Cost $16,737,910)			16,638,969

Convertible Bonds 6.2%
Consumer Discretionary 1.1%
Carnival Corp., cvt., senior deb., 2.00%, 4/15/21	United States	3,656,000	3,317,820

Health Care 2.7%
[b]Mylan Inc., 144A, cvt., 3.75%, 9/15/15	United States	9,000,000	8,190,000

FGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Growth and Income Securities Fund	Country	Principal Amount	Value
Convertible Bonds (continued)
Information Technology 2.4%
Microchip Technology Inc., cvt., 2.125%, 12/15/37	United States	$11,600,000	$7,395,000

Total Convertible Bonds (Cost $21,039,255)			18,902,820

Total Investments before Short Term Investments (Cost $358,684,694)			272,386,753

Short Term Investments (Cost $30,848,802) 10.1%
Repurchase Agreements 10.1%
[c]Joint Repurchase Agreement, 0.019%, 1/02/09 (Maturity Value $30,848,835)	United States	30,848,802	30,848,802

Banc of America Securities LLC (Maturity Value $4,761,208)

Barclays Capital Inc. (Maturity Value $4,534,779)

BNP Paribas Securities Corp. (Maturity Value $6,046,372)

Credit Suisse Securities (USA) LLC (Maturity Value $6,046,372)

Deutsche Bank Securities Inc. (Maturity Value $3,489,312)

HSBC Securities (USA) Inc. (Maturity Value $4,534,779)

UBS Securities LLC (Maturity Value $1,436,013)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22;
[d]U.S. Government Agency Discount Notes, 1/05/09 - 10/19/09; [d]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes, 0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $389,533,496) 99.7%			303,235,555
Other Assets, less Liabilities 0.3%			1,062,682

Net Assets 100.0%			$304,298,237

See Abbreviations on page FGI - 21.

aPerpetual security with no stated maturity date.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the value of this security was $8,190,000, representing 2.69% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGI-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$358,684,694
Cost - Repurchase agreements	30,848,802

Total cost of investments	$389,533,496

Value - Unaffiliated issuers	$272,386,753
Value - Repurchase agreements	30,848,802

Total value of investments	303,235,555
Receivables:
Capital shares sold	422
Dividends and interest	1,211,531
Other assets	245,689

Total assets	304,693,197

Liabilities:
Payables:
Capital shares redeemed	63,263
Affiliates	192,716
Reports to shareholders	105,913
Professional fees	27,286
Accrued expenses and other liabilities	5,782

Total liabilities	394,960

Net assets, at value	$304,298,237

Net assets consist of:
Paid-in capital	$410,674,074
Undistributed net investment income	15,149,162
Net unrealized appreciation (depreciation)	(86,300,983)
Accumulated net realized gain (loss)	(35,224,016)

Net assets, at value	$304,298,237

Class 1:
Net assets, at value	$162,936,334

Shares outstanding	18,692,734

Net asset value and maximum offering price per share	$8.72

Class 2:
Net assets, at value	$141,358,833

Shares outstanding	16,455,686

Net asset value and maximum offering price per share	$8.59

Class 4:
Net assets, at value	$3,070

Shares outstanding	353

Net asset value and maximum offering price per share	$8.70

The accompanying notes are an integral part of these financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$16,640,158
Interest	784,570

Total investment income	17,424,728

Expenses:
Management fees (Note 3a)	2,363,716
Distribution fees: (Note 3c)
Class 2	574,678
Class 4	12
Unaffiliated transfer agent fees	750
Custodian fees (Note 4)	13,222
Reports to shareholders	132,308
Professional fees	43,950
Trustees’ fees and expenses	2,555
Other	20,925

Total expenses	3,152,116
Expense reductions (Note 4)	(3,366)

Net expenses	3,148,750

Net investment income	14,275,978

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(30,382,177)
Foreign currency transactions	(2,757)

Net realized gain (loss)	(30,384,934)

Net change in unrealized appreciation (depreciation) on:
Investments	(174,273,745)
Translation of other assets and liabilities denominated in foreign currencies	(3,042)

Net change in unrealized appreciation (depreciation)	(174,276,787)

Net realized and unrealized gain (loss)	(204,661,721)

Net increase (decrease) in net assets resulting from operations	$(190,385,743)

The accompanying notes are an integral part of these financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$14,275,978	$16,948,093
Net realized gain (loss) from investments and foreign currency transactions	(30,384,934)	37,953,952
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(174,276,787)	(76,998,728)

Net increase (decrease) in net assets resulting from operations	(190,385,743)	(22,096,683)

Distributions to shareholders from:
Net investment income:
Class 1	(8,476,479)	(8,774,492)
Class 2	(7,499,080)	(8,436,065)
Class 4	(160)	—
Net realized gains:
Class 1	(20,947,837)	(19,524,195)
Class 2	(20,755,554)	(20,561,240)
Class 4	(395)	—

Total distributions to shareholders	(57,679,505)	(57,295,992)

Capital share transactions: (Note 2)
Class 1	(18,020,538)	(44,846,830)
Class 2	(49,003,980)	6,147,390
Class 4	5,000	—

Total capital share transactions	(67,019,518)	(38,699,440)

Net increase (decrease) in net assets	(315,084,766)	(118,092,115)
Net assets:
Beginning of year	619,383,003	737,475,118

End of year	$304,298,237	$619,383,003

Undistributed net investment income included in net assets:
End of year	$15,149,162	$16,941,787

The accompanying notes are an integral part of these financial statements.

FGI-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Growth and Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 75.06% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	16,555	$196,921	27,512	$465,422
Shares issued in reinvestment of distributions	2,324,196	29,424,315	1,649,108	28,298,687
Shares redeemed	(4,003,019)	(47,641,774)	(4,423,307)	(73,610,939)

Net increase (decrease)	(1,662,268)	$(18,020,538)	(2,746,687)	$(44,846,830)

Class 2 Shares:
Shares sold	705,175	$8,223,845	3,345,833	$57,300,105
Shares issued in reinvestment of distributions	2,262,180	28,254,634	1,710,755	28,997,305
Shares redeemed	(7,557,698)	(85,482,459)	(4,996,720)	(80,150,020)

Net increase (decrease)	(4,590,343)	$(49,003,980)	59,868	$6,147,390

Class 4 Shares:
Shares sold	353	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $21,008,426 expiring in 2016.

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES (continued)

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $13,568,873 and $1,996, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$18,802,624	$22,500,691
Long term capital gain	38,876,881	34,795,301

	$57,679,505	$57,295,992

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$390,483,308

Unrealized appreciation	$19,050,310
Unrealized depreciation	(106,298,063)

Net unrealized appreciation (depreciation)	$(87,247,753)

Distributable earnings – undistributed ordinary income	$15,334,742

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $141,437,013 and $248,079,674, respectively.

7. CREDIT RISK

The Fund has 5.67% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

8. FAIR VALUE MEASUREMENTS (continued)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$221,960,355	$81,275,200	$—	$303,235,555

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

FGI-21

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FGI-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Growth and Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $38,876,881 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 71.12% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FGI-23

FRANKLIN HIGH INCOME SECURITIES FUND

This annual report for Franklin High Income Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-23.33%	-0.26%	+0.62%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -21.34%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Current Yield Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests primarily to predominantly in debt securities offering high yield and expected total return.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its benchmark, the CS High Yield Index, which had a -26.17% total return for the period under review.1 The Fund also performed better than its peers, as measured by the -26.93% return of the Lipper VIP High Current Yield Funds Classification Average.2

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.3 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate;

1. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

2. Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund invests primarily to predominantly in high yield, lower-rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.3 The core personal consumption expenditures price index reported a 12-month increase of 1.7%.4

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to stimulate market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly, Treasury prices soared and yields across the maturity spectrum plummeted. Investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR (London InterBank Offered Rate) rates, which banks charge one another for loans, jumped to record highs. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The yield curve steepened and the spread between the two-year Treasury yield and the 10-year Treasury yield increased to 149 basis points (100 basis points equal one percentage point) at the end of December from 99 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 3.05% to 0.76% over the 12-month period. Over the same period, the 10-year U.S. Treasury note yield fell from 4.04% to 2.25%.

Although there were some signs of strength early in the year, Lehman Brothers’ demise in September and American International Group’s downgrade soon thereafter threw financial markets into disarray. The U.S. Treasury’s attempts to stabilize the financial system calmed market participants somewhat; however, the U.S. financial and economic problems spread overseas and brought global economic health into question. In this environment, the outlook for corporate earnings moved sharply lower, including for the commodities sector, causing equity markets to drop significantly. The high yield market could not escape the widespread sell-off, and spread premiums above U.S. Treasury securities nearly tripled during 2008, ending the year near an all-time wide spread of 17.3 percentage points versus 5.9 percentage points at the beginning of the year.5

4. Source: Bureau of Economic Analysis.

5. Source: Credit Suisse.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

In the context of unusually turbulent and distressed securities markets, the Fund had a negative return for the year under review. However, the Fund performed better than its benchmark, the CS High Yield Index, and its peer group, the Lipper VIP High Current Yield Funds Classification Average. We began the year somewhat conservatively positioned compared with the index, based on our view of market valuations versus our outlook for corporate fundamentals. However, beginning in the fall, investor risk appetites collapsed given the continued instability of numerous large financial institutions, increasing unemployment and a housing market that had not yet bottomed. The high yield market also experienced a marked uptick in default rates, and the lack of available credit for corporations and consumers increased concerns about many companies’ liquidity. These factors put significant downward pressure on secondary market prices; therefore, the Fund’s slightly more defensive positioning benefited results.

Certain industry positioning and specific holdings helped relative performance. Although we mainly use a bottom-up security selection process to manage the Fund, we also draw on our fundamental research process to take a broader view. For instance, the Fund increased its overweighted utilities position as we were attracted to the sector’s defensive nature, and utilities proved to be one of the best performing sectors in the CS High Yield Index during the year. Similarly, we maintained an overweighted position in the index’s top performing industry, wireless communications, which tends to be economically resilient and benefited during the year from some merger and acquisition activity.6 In addition, we were also overweighted in the industrials

6. Wireless communications holdings are in telecommunication services in the SOI.

sector, despite concerns about the sector’s potential cyclicality.7 Several industrials companies appeared to us to be conservatively capitalized, therefore having ample liquidity to weather an economic recession. For this reason, we were comfortable taking an overweighted stance, which helped relative results since the sector performed better than the index.

Although the Fund’s overall positioning helped performance relative to the index, certain holdings and industry exposures hindered results. For example, the Fund initiated a position in Lehman Brothers during the year. Given the company’s subsequent default, our holding’s value declined. In terms of sector weightings, the Fund’s weightings in the chemicals and telecommunications industries versus the index hindered relative performance.8 The Fund was overweighted in chemicals during the year; however, the industry underperformed the overall index. The industry’s cyclical nature hurt performance, as might be expected, but the cancellation of some planned merger and acquisition activity also negatively affected the industry. In the telecommunications industry, the Fund was underweighted given our concerns about increased consumer transitions to wireless providers and generally high capital expenditure plans by major operators. Although we believed our concerns were valid, the industry performed better than the index largely due to its defensive characteristics and some positive price moves driven by corporate actions in the satellite sub-industry.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

7. Industrials holdings are in capital goods and commercial and professional services in the SOI.

8. Chemicals holdings are in materials in the SOI; telecommunications holdings are in telecommunication services.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Sectors/Industries

Franklin High Income Securities Fund 12/31/08

% of Total Net Assets

Energy	11.8%

Utilities	9.3%

Media	8.9%

Health Care Equipment & Services	8.1%

Materials	7.8%

Telecommunication Services	7.5%

Consumer Services	6.2%

Capital Goods	5.5%

Commercial & Professional Services	4.0%

Diversified Financials	3.8%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$776.10	$4.64
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.28

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.72	$6.96	$6.82	$6.99	$6.81

Income from investment operations[a]:
Net investment income[b]	0.50	0.51	0.49	0.48	0.49
Net realized and unrealized gains (losses)	(1.92)	(0.30)	0.12	(0.23)	0.15

Total from investment operations	(1.42)	0.21	0.61	0.25	0.64

Less distributions from net investment income	(0.62)	(0.45)	(0.47)	(0.42)	(0.46)

Net asset value, end of year	$4.68	$6.72	$6.96	$6.82	$6.99

Total return[c]	(23.16)%	3.02%	9.48%	3.72%	10.04%
Ratios to average net assets
Expenses before expense reduction	0.66%	0.61%	0.64%	0.60%	0.62%
Expenses net of expense reduction	0.66% [d]	0.61% [d]	0.63%	0.60% [d]	0.62%	[d]
Net investment income	8.30%	7.38%	7.14%	6.96%	7.17%

Supplemental data
Net assets, end of year (000’s)	$38,225	$61,286	$77,641	$87,814	$109,569
Portfolio turnover rate	21.75%	40.65%	37.99%	47.60%	59.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.60	$6.85	$6.71	$6.90	$6.73

Income from investment operations[a]:
Net investment income[b]	0.47	0.48	0.46	0.45	0.46
Net realized and unrealized gains (losses)	(1.88)	(0.29)	0.13	(0.23)	0.16

Total from investment operations	(1.41)	0.19	0.59	0.22	0.62

Less distributions from net investment income	(0.60)	(0.44)	(0.45)	(0.41)	(0.45)

Net asset value, end of year	$4.59	$6.60	$6.85	$6.71	$6.90

Total return[c]	(23.38)%	2.72%	9.36%	3.31%	9.87%
Ratios to average net assets
Expenses before expense reduction	0.91%	0.86%	0.89%	0.85%	0.87%
Expenses net of expense reduction	0.91% [d]	0.86% [d]	0.88%	0.85% [d]	0.87%	[d]
Net investment income	8.05%	7.13%	6.89%	6.71%	6.92%

Supplemental data
Net assets, end of year (000’s)	$84,396	$155,777	$166,318	$139,413	$122,579
Portfolio turnover rate	21.75%	40.65%	37.99%	47.60%	59.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton

Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

Period Ended December 31, 2008[a]
Class 4
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.55

Income from investment operations[b]:
Net investment income[c]	0.39
Net realized and unrealized gains (losses)	(1.65)

Total from investment operations	(1.26)

Less distributions from net investment income	(0.62)

Net asset value, end of period	$4.67

Total return[d]	(21.34)%
Ratios to average net assets[e]
Expenses before expense reduction	1.01%
Expenses net of expense reduction[f]	1.01%
Net investment income	7.95%

Supplemental data
Net assets, end of period (000’s)	$2,244
Portfolio turnover rate	21.75%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
[b,c]Senior Floating Rate Interests 1.5%
Consumer Services 0.3%
OSI Restaurant Partners LLC (Outback), Pre-Funded Revolving Credit, 1.816%, 6/14/13	United States	$54,086	$24,632
Term Loan B, 2.813%, 6/14/14	United States	640,921	291,886

			316,518

Media 0.3%
Univision Communications Inc., Initial Term Loan, 2.711%, 9/29/14	United States	1,000,000	411,111

Utilities 0.9%
Dynegy Holdings Inc., Term L/C Facility, 1.97%, 4/02/13	United States	1,386,133	1,049,996
Term Loan B, 1.97%, 4/02/13	United States	112,725	85,389

			1,135,385

Total Senior Floating Rate Interests (Cost $2,716,611)			1,863,014

Corporate Bonds 87.4%
Automobiles & Components 2.8%
Ford Motor Credit Co. LLC, 7.80%, 6/01/12	United States	1,500,000	1,053,072
senior note, 9.875%, 8/10/11	United States	2,200,000	1,623,822
[d]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	1,700,000	875,500

			3,552,394

Banks 1.2%
[e]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	1,500,000	1,516,413

Capital Goods 5.5%
[d]Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	United States	1,800,000	891,000
DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18	United States	1,700,000	1,708,500
L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15	United States	1,000,000	905,000
RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14	United States	2,000,000	1,500,000
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	2,000,000	1,710,000
TransDigm Inc., senior sub. note, 7.75%, 7/15/14	United States	200,000	165,000

			6,879,500

Commercial & Professional Services 4.0%
Allied Waste North America Inc., senior secured note, 6.875%, 6/01/17	United States	1,800,000	1,676,594
ARAMARK Corp., senior note, 8.50%, 2/01/15	United States	1,500,000	1,365,000
[f,g]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18	United States	700,000	607,250
JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13	United States	2,000,000	1,410,000

			5,059,035

Consumer Durables & Apparel 2.5%
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	1,900,000	1,306,250
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	1,000,000	825,000
KB Home, senior note, 6.25%, 6/15/15	United States	1,700,000	1,045,500

			3,176,750

Consumer Services 5.9%
[d]Firekeepers Development Authority, senior secured note, 144A, 13.875%, 5/1/15	United States	1,000,000	625,000
[d]Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15	United States	1,700,000	174,250
Host Hotels & Resorts LP, senior note, M, 7.00%, 8/15/12	United States	1,800,000	1,534,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Consumer Services (continued)
MGM MIRAGE, senior note, 6.625%, 7/15/15	United States	$2,500,000	$1,537,500
6.875%, 4/01/16	United States	600,000	382,500
Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13	United States	2,100,000	1,669,500
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	1,800,000	927,000
senior note, 6.875%, 12/01/13	United States	400,000	226,000
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	300,000	61,500
senior note, 7.75%, 8/15/16	United States	800,000	156,000
senior sub. note, 6.50%, 2/01/14	United States	100,000	6,250
senior sub. note, 6.875%, 3/01/16	United States	1,000,000	62,500

			7,362,500

Diversified Financials 3.8%
[d]GMAC LLC, senior note, 144A, 6.875%, 8/28/12	United States	2,849,000	2,188,488
[e]JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual	United States	1,500,000	1,251,039
[g]Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14	United States	2,300,000	230,000
Merrill Lynch & Co. Inc., 6.875%, 4/25/18	United States	1,000,000	1,047,825

			4,717,352

Energy 11.8%
Chesapeake Energy Corp., senior note, 6.25%, 1/15/18	United States	3,000,000	2,235,000
Compagnie Generale de Geophysique-Veritas, senior note,
7.50%, 5/15/15	France	500,000	312,500
7.75%, 5/15/17	France	700,000	409,500
El Paso Corp., senior note, 6.875%, 6/15/14	United States	2,000,000	1,624,630
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	2,100,000	1,354,500
MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	2,000,000	1,270,000
[d]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	2,100,000	1,344,000
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	2,000,000	1,380,000
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	1,800,000	1,152,000
[d]SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18	United States	900,000	504,000
Tesoro Corp., senior note, 6.50%, 6/01/17	United States	2,000,000	1,107,500
The Williams Cos. Inc., senior note,
7.625%, 7/15/19	United States	600,000	469,524
7.875%, 9/01/21	United States	1,200,000	919,643
8.75%, 3/15/32	United States	800,000	597,210

			14,680,007

Food, Beverage & Tobacco 1.5%
Dean Foods Inc., senior note, 7.00%, 6/01/16	United States	800,000	684,000
Smithfield Foods Inc., senior note, 7.75%, 5/15/13	United States	1,500,000	971,250
7/01/17	United States	300,000	172,500

			1,827,750

Health Care Equipment & Services 8.1%
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	1,700,000	1,598,000
HCA Inc., senior secured note, 9.125%, 11/15/14	United States	2,600,000	2,418,000
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	2,000,000	1,435,000
[b,h]U.S. Oncology Holdings Inc., senior note, PIK, FRN, 8.334%, 3/15/12	United States	2,487,870	1,592,237

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
[h]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	$2,300,000	$1,426,000
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,000,000	1,680,000

			10,149,237

Materials 7.8%
Crown Americas Inc., senior note, 7.75%, 11/15/15	United States	1,800,000	1,800,000
Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17	United States	1,700,000	1,395,931
Huntsman International LLC, senior sub. note, 7.875%, 11/15/14	United States	1,600,000	864,000
[d]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	2,300,000	218,500
[d]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,000,000	1,050,000
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	1,400,000	1,190,000
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	1,700,000	994,500
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,000,000	1,790,000
Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	800,000	440,000

			9,742,931

Media 8.9%
[f,g]Callahan Nordrhein-Westfallen, senior note, 14.00%, 7/15/10	Germany	2,750,000	275
CanWest Media Inc., senior sub. note, 8.00%, 9/15/12	Canada	1,700,000	756,500
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,500,000	1,627,500
Dex Media Inc., B, 8.00%, 11/15/13	United States	600,000	114,000
DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16	United States	1,500,000	1,462,500
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	2,000,000	1,680,000
Lamar Media Corp., senior sub. note, 7.25%, 1/01/13	United States	2,000,000	1,605,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	2,000,000	1,321,154
Quebecor Media Inc., senior note, 7.75%, 3/15/16	Canada	2,000,000	1,360,000
R.H. Donnelley Corp., senior note, A-3, 8.875%, 1/15/16	United States	2,400,000	372,000
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,000,000	685,000
[d,h]Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15	United States	1,200,000	156,000

			11,139,929

Real Estate 0.6%
Forest City Enterprises Inc., senior note,
7.625%, 6/01/15	United States	2,000,000	710,000
6.50%, 2/01/17	United States	300,000	106,500

			816,500

Retailing 1.9%
Dollar General Corp., senior note, 10.625%, 7/15/15	United States	1,500,000	1,440,000
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	2,000,000	920,000

			2,360,000

Semiconductors & Semiconductor Equipment 0.5%
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	1,300,000	578,500

Software & Services 1.7%
First Data Corp., senior note, 9.875%, 9/24/15	United States	1,100,000	671,000
SunGard Data Systems Inc., senior sub. note, 10.25%, 8/15/15	United States	2,100,000	1,396,500

			2,067,500

Technology Hardware & Equipment 2.1%
Celestica Inc., senior sub. note,
7.875%, 7/01/11	Canada	1,000,000	915,000
7.625%, 7/01/13	Canada	400,000	330,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Corporate Bonds (continued)
Technology Hardware & Equipment (continued)
[d]Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16	Canada	$1,800,000	$395,163
Sanmina-SCI Corp., [b,d]senior note, 144A, FRN, 4.746%, 6/15/14	United States	1,000,000	545,000
senior sub. note, 6.75%, 3/01/13	United States	1,000,000	435,000

			2,620,163

Telecommunication Services 7.5%
Centennial Communications Corp., senior note, 10.00%, 1/01/13	United States	1,000,000	1,040,000
[d]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,000,000	1,310,000
[d]Intelsat Subsidiary Holding Co. Ltd., senior note, 144A, 8.50%, 1/15/13	Bermuda	2,000,000	1,860,000
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	2,000,000	1,800,000
Qwest Communications International Inc., senior note, B, 7.50%, 2/15/14	United States	2,200,000	1,584,000
[d]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	2,025,000	1,751,625

			9,345,625

Utilities 9.3%
The AES Corp., senior note, 8.00%, 10/15/17	United States	2,000,000	1,650,000
Aquila Inc., senior note, 14.875%, 7/01/12	United States	1,300,000	1,313,918
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	1,000,000	715,000
Edison Mission Energy, senior note, 7.00%, 5/15/17	United States	2,000,000	1,750,000
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	1,900,000	1,833,500
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	400,000	375,000
7.375%, 2/01/16	United States	1,700,000	1,585,250
PNM Resources Inc., senior note, 9.25%, 5/15/15	United States	300,000	240,000
[d]Texas Competitive Electric Holdings Co. LLC, senior note, 144A, 10.25%, 11/01/15	United States	3,000,000	2,145,000

			11,607,668

Total Corporate Bonds (Cost $162,503,952)			109,199,754

		Shares
Preferred Stocks (Cost $214,420) 0.2%
Consumer Finance 0.2%
[d]Preferred Blocker Inc., 9.00%, pfd., 144A	United States	604	214,420

Total Investments before Short Term Investments (Cost $165,434,983)			111,277,188

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Short Term Investments (Cost $9,342,628) 7.5%
Repurchase Agreements 7.5%
[i]Joint Repurchase Agreement, 0.019%, 1/02/09 (Maturity Value $9,342,638)	United States	$9,342,628	$9,342,628

Banc of America Securities LLC (Maturity Value $1,441,942)

Barclays Capital Inc. (Maturity Value $1,373,368)

BNP Paribas Securities Corp. (Maturity Value $1,831,157)

Credit Suisse Securities (USA) LLC (Maturity Value $1,831,157)

Deutsche Bank Securities Inc. (Maturity Value $1,056,746)

HSBC Securities (USA) Inc. (Maturity Value $1,373,368)

UBS Securities LLC (Maturity Value $434,900)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22; [j]U.S. Government Agency Discount Notes, 1/05/09 - 10/19/09; [j]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes, 0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $174,777,611) 96.6%			120,619,816
Other Assets, less Liabilities 3.4%			4,244,404

Net Assets 100.0%			$124,864,220

See Abbreviations on page FH-26.

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cSee Note 1(c) regarding senior floating rate interests.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the aggregate value of these securities was $16,247,946, representing 13.01% of net assets.

ePerpetual security with no stated maturity date.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the aggregate value of these securities was $466, representing less than 0.01% of net assets.

gSee Note 7 regarding defaulted securities.

hIncome may be received in additional securities and/or cash.

iSee Note 1(b) regarding joint repurchase agreement.

jThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$165,434,983
Cost - Repurchase agreements	9,342,628

Total cost of investments	$174,777,611

Value - Unaffiliated issuers	$111,277,188
Value - Repurchase agreements	9,342,628

Total value of investments	120,619,816
Cash	794,141
Receivables:
Investment securities sold	85,595
Capital shares sold	307,641
Interest	3,253,651

Total assets	125,060,844

Liabilities:
Payables:
Capital shares redeemed	1,371
Affiliates	92,712
Reports to shareholders	70,457
Professional fees	29,719
Accrued expenses and other liabilities	2,365

Total liabilities	196,624

Net assets, at value	$124,864,220

Net assets consist of:
Paid-in capital	$283,033,172
Undistributed net investment income	13,449,168
Net unrealized appreciation (depreciation)	(54,157,795)
Accumulated net realized gain (loss)	(117,460,325)

Net assets, at value	$124,864,220

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Franklin High Income Securities Fund
Class 1:
Net assets, at value	$38,224,657

Shares outstanding	8,169,468

Net asset value and maximum offering price per share	$4.68

Class 2:
Net assets, at value	$84,395,583

Shares outstanding	18,392,272

Net asset value and maximum offering price per share	$4.59

Class 4:
Net assets, at value	$2,243,980

Shares outstanding	480,831

Net asset value and maximum offering price per share	$4.67

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin High Income Securities Fund
Investment income:
Interest	$15,599,753

Expenses:
Management fees (Note 3a)	997,381
Distribution fees: (Note 3c)
Class 2	304,246
Class 4	2,814
Unaffiliated transfer agent fees	254
Custodian fees (Note 4)	4,206
Reports to shareholders	97,770
Professional fees	33,731
Trustees’ fees and expenses	914
Other	11,869

Total expenses	1,453,185
Expense reductions (Note 4)	(1,051)

Net expenses	1,452,134

Net investment income	14,147,619

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(12,094,569)
Net change in unrealized appreciation (depreciation) on investments	(44,020,341)

Net realized and unrealized gain (loss)	(56,114,910)

Net increase (decrease) in net assets resulting from operations	$(41,967,291)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$14,147,619	$17,541,563
Net realized gain (loss) from investments	(12,094,569)	235,385
Net change in unrealized appreciation (depreciation) on investments	(44,020,341)	(11,924,906)

Net increase (decrease) in net assets resulting from operations	(41,967,291)	5,852,042

Distributions to shareholders from net investment income:
Class 1	(5,331,940)	(4,495,151)
Class 2	(12,613,674)	(11,904,068)
Class 4	(40,112)	—

Total distributions to shareholders	(17,985,726)	(16,399,219)

Capital share transactions: (Note 2)
Class 1	(5,364,101)	(14,109,266)
Class 2	(29,589,130)	(2,239,776)
Class 4	2,707,846	—

Total capital share transactions	(32,245,385)	(16,349,042)

Net increase (decrease) in net assets	(92,198,402)	(26,896,219)
Net assets:
Beginning of year	217,062,622	243,958,841

End of year	$124,864,220	$217,062,622

Undistributed net investment income included in net assets:
End of year	$13,449,168	$17,129,175

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin High Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 91.20% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Guarantees and Indemnifications (continued)

under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	714,258	$4,273,846	730,046	$4,985,612
Shares issued in reinvestment of distributions	864,172	5,331,940	663,002	4,495,151
Shares redeemed	(2,530,790)	(14,969,887)	(3,418,532)	(23,590,029)

Net increase (decrease)	(952,360)	$(5,364,101)	(2,025,484)	$(14,109,266)

Class 2 Shares:
Shares sold	4,825,096	$27,974,845	7,186,912	$49,319,160
Shares issued in reinvestment of distributions	2,081,464	12,613,674	1,787,398	11,904,068
Shares redeemed	(12,129,167)	(70,177,649)	(9,639,217)	(63,463,004)

Net increase (decrease)	(5,222,607)	$(29,589,130)	(664,907)	$(2,239,776)

Class 4 Shares:
Shares sold	481,696	$2,702,636
Shares issued on reinvestment of distributions	6,424	39,636
Shares redeemed	(7,289)	(34,426)

Net increase (decrease)	480,831	$2,707,846

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Adivsers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$14,152,532
2010	46,366,314
2011	24,711,916
2012	9,009,590
2013	6,321,190
2014	40,420
2015	4,493,289
2016	8,152,252

$113,247,503

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

5. INCOME TAXES (continued)

On December 31, 2008, the Fund had expired capital loss carryforwards of $26,944,467, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $4,179,982.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from ordinary income	$17,985,726	$16,399,219

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$175,435,131

Unrealized appreciation	$197,905
Unrealized depreciation	(55,013,220)

Net unrealized appreciation (depreciation)	$(54,815,315)

Distributable earnings – undistributed ordinary income	$14,121,042

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $36,265,588 and $78,913,583, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 86.61% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2008, the aggregate value of these securities was $230,466, representing 0.18% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$—	$120,404,930	$214,886	$120,619,816

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Investments in Securities
Beginning Balance – January 1, 2008	$275
Net realized gain (loss)	(89,208)
Net change in unrealized appreciation (depreciation)	89,399
Net purchases (sales)	214,420
Transfers in and/or out of Level 3	—

Ending Balance	$214,886

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of year	$191

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

FRN - Floating Rate Note

L/C - Letter of Credit

PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FRANKLIN INCOME SECURITIES FUND

This annual report for Franklin Income Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-29.65%	+0.15%	+4.65%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -26.61%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Barclays Capital (BC) U.S. Aggregate Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its equity benchmark, the S&P 500, which had a -37.00% total return, and underperformed its fixed income benchmark, the BC U.S. Aggregate Index, which had a +5.24% total return for the same period.1

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.2 Core inflation,

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest a substantial portion of its assets in high yield, lower-rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%-2.0%.2

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -31.93%, the broader S&P 500 a -37.00% total return, and the technology-heavy NASDAQ Composite Index a -40.03% total return.1 All sectors lost value, and the financials, materials and information technology sectors had the largest declines.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

Within equities, financial holdings generally detracted from Fund performance as the sector fared worse than other sectors. Some holdings significantly hurt performance even where we held securities higher in the capital structure such as Lehman Brothers Holdings convertible preferred stock (sold by period-end) and Fannie Mae and Freddie Mac preferred stocks. Wells Fargo was an exception and helped performance due to the perceived strength of the company’s position relative to competitors and ability to gain market share in customer deposits. Significant commodity price declines in the second half of 2008, particularly for oil, negatively impacted our holdings in Canadian Oil Sands Trust and ConocoPhillips. However, energy sector holding Halliburton (sold by period-end) rose during the first half of the year due to strong commodity price gains and presented us with the opportunity for profit-taking. In addition, some health care holdings contributed to the Fund’s performance including Johnson & Johnson (sold by period-end) and Genentech (Morgan Stanley equity-linked security).

Within fixed income, investment-grade and noninvestment-grade corporate bonds suffered from severe spread widening due to the credit crisis and weakening economic conditions during the year. Following the collapse of investment bank Lehman Brothers, corporate bond prices fell sharply and investors sought the safety of U.S. Treasury securities causing their yields to fall to extremely low levels. Additionally, highly leveraged companies, including Charter Communications and R.H. Donnelly, hurt Fund performance as the credit crisis raised investors’ concerns regarding the companies’ ability to access capital markets. Although bond prices remained highly volatile throughout the second half of the year, our auto finance company holdings in General Motors Acceptance Corp. (GMAC) and Ford Motor Credit Co. benefited performance as government efforts to help alleviate the credit crunch improved these companies’ access to capital.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top Five Equity Holdings

Franklin Income Securities Fund 12/31/08

Company Sector/Industry	% of Total Net Assets

Pfizer Inc.	2.5%
Health Care

Bank of America Corp.	1.8%
Financials

PG&E Corp.	1.6%
Utilities

The Southern Co.	1.4%
Utilities

Merck & Co. Inc.	1.4%
Health Care

Top Five Fixed Income and Senior Floating Rate Interests Holdings*

Franklin Income Securities Fund 12/31/08

Issuer Sector/Industry	% of Total Net Assets

Ford Motor Credit Co. LLC	4.6%
Consumer Discretionary

GMAC LLC	3.0%
Financials

Tenet Healthcare Corp.	2.8%
Health Care

Dynegy Holdings Inc.	2.0%
Utilities

Texas Competitive Electric Holdings Co. LLC	2.0%
Utilities

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$738.80	$3.63
Hypothetical (5% return before expenses)	$1,000	$1,020.96	$4.22

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.63	$17.65	$15.56	$15.89	$14.40

Income from investment operations[a]:
Net investment income[b]	1.10	1.03	0.94	0.85	0.83
Net realized and unrealized gains (losses)	(5.99)	(0.31)	1.85	(0.56)	1.14

Total from investment operations	(4.89)	0.72	2.79	0.29	1.97

Less distributions from:
Net investment income	(0.86)	(0.63)	(0.62)	(0.57)	(0.48)
Net realized gains	(0.35)	(0.11)	(0.08)	(0.05)	—

Total distributions	(1.21)	(0.74)	(0.70)	(0.62)	(0.48)

Net asset value, end of year	$11.53	$17.63	$17.65	$15.56	$15.89

Total return[c]	(29.41)%	4.01%	18.47%	1.83%	14.13%
Ratios to average net assets
Expenses[d]	0.47%	0.47%	0.47%	0.48%	0.49%
Net investment income	7.28%	5.77%	5.70%	5.44%	5.71%

Supplemental data
Net assets, end of year (000’s)	$433,370	$455,932	$458,613	$457,625	$530,742
Portfolio turnover rate	43.89%	32.11%	25.05%	34.76%	44.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.31	$17.36	$15.32	$15.67	$14.23

Income from investment operations[a]:
Net investment income[b]	1.04	0.97	0.89	0.80	0.80
Net realized and unrealized gains (losses)	(5.87)	(0.30)	1.82	(0.55)	1.11

Total from investment operations	(4.83)	0.67	2.71	0.25	1.91

Less distributions from:
Net investment income	(0.83)	(0.61)	(0.59)	(0.55)	(0.47)
Net realized gains	(0.35)	(0.11)	(0.08)	(0.05)	—

Total distributions	(1.18)	(0.72)	(0.67)	(0.60)	(0.47)

Net asset value, end of year	$11.30	$17.31	$17.36	$15.32	$15.67

Total return[c]	(29.66)%	3.76%	18.24%	1.60%	13.85%
Ratios to average net assets
Expenses[d]	0.72%	0.72%	0.72%	0.73%	0.74%
Net investment income	7.03%	5.52%	5.45%	5.19%	5.46%

Supplemental data
Net assets, end of year (000’s)	$4,944,457	$7,429,064	$5,109,373	$2,865,361	$1,631,184
Portfolio turnover rate	43.89%	32.11%	25.05%	34.76%	44.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.90

Income from investment operations[b]:
Net investment income[c]	0.87
Net realized and unrealized gains (losses)	(5.07)

Total from investment operations	(4.20)

Less distributions from:
Net investment income	(0.86)
Net realized gains	(0.35)

Total distributions	(1.21)

Net asset value, end of period	$11.49

Total return[d]	(26.61)%
Ratios to average net assets[e]
Expenses[f]	0.82%
Net investment income	6.93%

Supplemental data
Net assets, end of period (000’s)	$135,360
Portfolio turnover rate	43.89%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Income Securities Fund	Country	Shares	Value
Common Stocks 28.2%
Consumer Discretionary 0.3%
Comcast Corp.	United States	823,600	$13,902,368

Energy 1.2%
ConocoPhillips	United States	762,600	39,502,680
Spectra Energy Corp.	United States	1,750,000	27,545,000

			67,047,680

Financials 4.7%
Bank of America Corp.	United States	7,100,000	99,968,000
Barclays PLC	United Kingdom	2,000,000	4,480,967
Canadian Oil Sands Trust	Canada	2,028,000	35,166,667
Duke Realty Corp.	United States	500,000	5,480,000
HSBC Holdings PLC	United Kingdom	3,500,000	33,840,942
iStar Financial Inc.	United States	968,800	2,160,424
JPMorgan Chase & Co.	United States	425,711	13,422,668
Wells Fargo & Co.	United States	2,247,400	66,253,352

			260,773,020

Health Care 3.9%
Merck & Co. Inc.	United States	2,500,000	76,000,000
Pfizer Inc.	United States	7,700,000	136,367,000

			212,367,000

Information Technology 1.6%
Intel Corp.	United States	4,000,000	58,640,000
Maxim Integrated Products Inc.	United States	2,500,000	28,550,000

			87,190,000

Materials 0.1%
AngloGold Ashanti Ltd., ADR	South Africa	128,177	3,551,785
Barrick Gold Corp.	Canada	62,200	2,287,094

			5,838,879

Telecommunication Services 1.5%
AT&T Inc.	United States	2,000,000	57,000,000
Verizon Communications Inc.	United States	400,000	13,560,000
Vodafone Group PLC	United Kingdom	5,000,000	10,150,822

			80,710,822

Utilities 14.9%
AGL Resources Inc.	United States	550,000	17,242,500
Ameren Corp.	United States	1,600,000	53,216,000
American Electric Power Co. Inc.	United States	750,000	24,960,000
CenterPoint Energy Inc.	United States	300,000	3,786,000
Consolidated Edison Inc.	United States	1,500,000	58,395,000
Constellation Energy Group	United States	171,200	4,295,408
Dominion Resources Inc.	United States	1,600,000	57,344,000
DTE Energy Co.	United States	260,500	9,292,035
Duke Energy Corp.	United States	5,000,000	75,050,000
FirstEnergy Corp.	United States	750,000	36,435,000
FPL Group Inc.	United States	800,000	40,264,000
NiSource Inc.	United States	600,000	6,582,000
PG&E Corp.	United States	2,300,000	89,033,000
Pinnacle West Capital Corp.	United States	300,000	9,639,000
Portland General Electric Co.	United States	1,250,000	24,337,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Income Securities Fund	Country	Shares	Value
Common Stocks (continued)
Utilities (continued)
Progress Energy Inc.	United States	550,000	$21,917,500
Public Service Enterprise Group Inc.	United States	2,500,000	72,925,000
Puget Energy Inc.	United States	1,261,200	34,392,924
Sempra Energy	United States	875,900	37,339,617
The Southern Co.	United States	2,100,000	77,700,000
TECO Energy Inc.	United States	1,400,000	17,290,000
Xcel Energy Inc.	United States	2,670,464	49,537,107

			820,973,591

Total Common Stocks (Cost $1,868,783,111)			1,548,803,360

Convertible Preferred Stocks 2.4%
Consumer Discretionary 0.1%
General Motors Corp., 6.25%, cvt. pfd., C	United States	1,400,000	4,480,000

Financials 1.9%
American International Group Inc., 8.50%, cvt. pfd.	United States	500,000	4,250,000
Bank of America Corp., 7.25%, cvt. pfd., L	United States	57,800	37,570,000
Citigroup Inc., 6.50%, cvt. pfd.	United States	1,000,000	27,990,000
Fannie Mae, 5.375%, cvt. pfd.	United States	600	900,000
Fannie Mae, 8.75%, cvt. pfd.	United States	1,060,400	1,113,420
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	400,000	2,700,000
Legg Mason Inc., 7.00%, cvt. pfd.	United States	375,000	8,250,000
Wachovia Corp., 7.50%, cvt. pfd., L	United States	30,000	22,500,000
Washington Mutual Inc., 7.75%, cvt. pfd., R	United States	68,400	181,260

			105,454,680

Health Care 0.3%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	100,000	17,300,182

Materials 0.1%
Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd.	United States	86,500	4,104,425

Total Convertible Preferred Stocks (Cost $397,075,534)			131,339,287

Equity Linked Securities 2.3%
Consumer Discretionary 0.0%[a]
Retail Ventures Inc. into DSW Inc., 6.625%	United States	49,330	1,188,853

Energy 0.3%
[b]The Goldman Sachs Group Inc. into XTO Energy Inc., 9.00%, 144A	United States	525,000	17,415,095

Health Care 1.3%
[b]Morgan Stanley into Genentech Inc., 5.26%, 144A	United States	900,000	70,666,830

Materials 0.7%
[b]The Goldman Sachs Group Inc. into Barrick Gold Corp., 10.00%, 144A	United States	1,058,800	38,452,112

Total Equity Linked Securities (Cost $136,706,277)			127,722,890

Preferred Stocks 0.3%
Financials 0.3%
Fannie Mae, 6.75%, pfd.	United States	500,000	325,000
Fannie Mae, 7.625%, pfd., R	United States	800,000	536,000
Fannie Mae, 8.25%, pfd.	United States	851,500	706,745
Freddie Mac, 8.375%, pfd., Z	United States	1,549,200	604,188
[b]Preferred Blocker Inc., 9.00%, pfd., 144A	United States	36,265	12,874,075

Total Preferred Stocks (Cost $105,391,575)			15,046,008

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Income Securities Fund	Country	Principal Amount[c]	Value
[d,e]Senior Floating Rate Interests 4.2%
Consumer Discretionary 1.2%
Clear Channel Communications Inc., Term Loan B, 4.121%, 11/13/15	United States	88,500,000	$43,453,500
Idearc Inc., Term Loan A, 1.97%, 11/17/13	United States	8,000,000	2,697,144
Jarden Corp., Term Loan B-3, 3.959%, 1/24/12	United States	24,625,048	19,232,163

			65,382,807

Health Care 0.3%
Bausch and Lomb Inc., [f]Delayed Draw Term Loan, 4.709%, 4/28/15	United States	1,056,000	724,114
Parent Term Loan B, 4.709%, 4/28/15	United States	6,969,600	4,779,152
HCA Inc., Term Loan A-1, 2.959%, 11/19/12	United States	9,889,841	8,394,002
Term Loan B-1, 3.709%, 11/18/13	United States	4,987,277	3,943,066

			17,840,334

Industrials 0.8%
Allison Transmission Inc., Term Loan B, 4.19% - 5.00%, 8/07/14	United States	29,371,182	16,552,746
Ceva Group PLC, Dollar Pre-Refunded L/C Commitment, 4.459%, 8/01/12	United States	2,105,263	1,147,369
EGL Term Loans, 5.029%, 8/01/12	United States	17,626,316	11,787,599
U.S. Investigations Services Inc., Term Loan B, 4.275%, 2/21/15	United States	19,749,373	14,367,669

			43,855,383

Information Technology 0.9%
First Data Corp., Term Loan B-2, 3.211%, 9/24/14	United States	54,312,500	35,206,123
Term Loan B-3, 3.211%, 9/24/14	United States	22,744,674	14,727,176

			49,933,299

Materials 0.1%
[g]Berry Plastics Holding Corp., Senior Unsecured Term Loan, PIK, 11.334%, 6/15/14	United States	31,570,966	5,682,774

Utilities 0.9%
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.961% - 5.888%, 10/10/14	United States	47,549,621	33,185,689
Term Loan B-3, 3.961% - 5.368%, 10/10/14	United States	24,687,500	17,229,826

			50,415,515

Total Senior Floating Rate Interests (Cost $360,625,181)			233,110,112

Corporate Bonds 48.1%
Consumer Discretionary 13.2%
Beazer Homes USA Inc., senior note, 8.125%, 6/15/16	United States	2,100,000	640,500
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	70,000,000	62,650,000
CCH I Holdings LLC, senior note, 13.50%, 1/15/14	United States	60,000,000	3,375,000
11.75%, 5/15/14	United States	63,000,000	3,543,750
CCH I LLC, senior secured note, 11.00%, 10/01/15	United States	113,000,000	20,340,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	50,000,000	23,250,000
CCO Holdings LLC, senior note, 8.75%, 11/15/13	United States	15,000,000	9,525,000
D.R. Horton Inc., 5.625%, 1/15/16	United States	900,000	580,500
Dex Media Inc., B, 8.00%, 11/15/13	United States	15,000,000	2,850,000
senior disc. note, 9.00%, 11/15/13	United States	29,500,000	5,605,000
Dex Media West Finance, senior sub. note, 9.875%, 8/15/13	United States	4,900,000	1,176,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Income Securities Fund	Country	Principal Amount[c]	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16	United States	45,000,000	$43,875,000
Dollar General Corp., senior note, 10.625%, 7/15/15	United States	75,000,000	72,000,000
[g]senior sub. note, PIK, 11.875%, 7/15/17	United States	30,000,000	25,800,000
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	5,000,000	4,662,500
7.75%, 5/31/15	United States	25,000,000	21,375,000
7.125%, 2/01/16	United States	27,500,000	23,100,000
Ford Motor Co., 7.45%, 7/16/31	United States	50,000,000	14,000,000
Ford Motor Credit Co. LLC, 7.375%, 10/28/09	United States	152,000,000	133,513,456
7.875%, 6/15/10	United States	55,000,000	44,023,430
7.375%, 2/01/11	United States	50,000,000	38,039,700
senior note, 9.75%, 9/15/10	United States	19,500,000	15,605,421
senior note, 9.875%, 8/10/11	United States	22,000,000	16,238,222
senior note, 7.25%, 10/25/11	United States	10,000,000	7,309,310
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	25,000,000	4,250,000
Host Hotels & Resorts LP, senior note, 6.875%, 11/01/14	United States	5,000,000	3,875,000
O, 6.375%, 3/15/15	United States	9,000,000	6,750,000
Q, 6.75%, 6/01/16	United States	27,000,000	19,845,000
K. Hovnanian Enterprises Inc., senior note, 7.50%, 5/15/16	United States	3,000,000	765,000
KB Home, senior note, 6.375%, 8/15/11	United States	5,000,000	3,875,000
5.75%, 2/01/14	United States	6,500,000	4,127,500
6.25%, 6/15/15	United States	9,500,000	5,842,500
7.25%, 6/15/18	United States	10,600,000	6,254,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	13,200,000	8,719,616
MGM MIRAGE, senior note, 6.75%, 4/01/13	United States	10,000,000	6,750,000
[b]senior secured note, 144A, 13.00%, 11/15/13	United States	15,000,000	14,362,500
R.H. Donnelley Corp., senior disc. note, A-1, 6.875%, 1/15/13	United States	30,000,000	4,200,000
senior disc. note, A-2, 6.875%, 1/15/13	United States	37,125,000	5,197,500
senior note, 6.875%, 1/15/13	United States	11,089,000	1,552,460
senior note, 8.875%, 10/15/17	United States	83,000,000	12,865,000
senior note, A-3, 8.875%, 1/15/16	United States	57,750,000	8,951,250
[b,g]Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15	United States	50,000,000	6,500,000
Visant Holding Corp., senior note, 8.75%, 12/01/13	United States	17,000,000	12,665,000

			730,425,115

Consumer Staples 1.5%
Altria Group Inc., senior note, 8.50%, 11/10/13	United States	20,000,000	20,735,300
9.70%, 11/10/18	United States	47,000,000	50,880,696
Dole Food Co. Inc., senior note, 8.625%, 5/01/09	United States	14,500,000	13,195,000

			84,810,996

Energy 4.8%
Callon Petroleum Co., senior note, 9.75%, 12/08/10	United States	17,500,000	7,087,500
Chesapeake Energy Corp., senior note, 7.625%, 7/15/13	United States	15,000,000	12,975,000
6.50%, 8/15/17	United States	21,000,000	16,170,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Income Securities Fund	Country	Principal Amount[c]	Value
Corporate Bonds (continued)
Energy (continued)
Chesapeake Energy Corp., senior note (continued)
6.25%, 1/15/18	United States	20,000,000	$14,900,000
7.25%, 12/15/18	United States	28,000,000	21,980,000
El Paso Corp., senior note, 12.00%, 12/12/13	United States	16,000,000	16,040,000
7.25%, 4/01/18	United States	9,000,000	7,188,048
MTN, 7.75%, 1/15/32	United States	22,000,000	14,390,662
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	10,000,000	6,450,000
Newfield Exploration Co., senior sub. note, 6.625%, 4/15/16	United States	18,200,000	14,560,000
OPTI Canada Inc., senior note, 7.875%, 12/15/14	Canada	20,000,000	10,300,000
[b]Petrohawk Energy Corp., senior note, 144A, 7.875%, 6/01/15	United States	20,700,000	15,421,500
[b]Petroplus Finance Ltd., senior note, 144A,
6.75%, 5/01/14	Switzerland	3,000,000	1,920,000
7.00%, 5/01/17	Switzerland	19,000,000	11,685,000
Pioneer Natural Resources Co., senior bond, 6.875%, 5/01/18	United States	18,165,000	12,795,462
Plains Exploration & Production Co., senior note, 7.75%, 6/15/15	United States	15,000,000	11,400,000
Sabine Pass LNG LP, senior secured note, 7.25%, 11/30/13	United States	10,000,000	7,350,000
7.50%, 11/30/16	United States	40,000,000	29,000,000
Sesi LLC, senior note, 6.875%, 6/01/14	United States	18,500,000	14,337,500
[b]W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14	United States	37,000,000	20,165,000

			266,115,672

Financials 8.1%
American Express Co., senior note, 7.00%, 3/19/18	United States	10,000,000	10,128,460
American Express Credit Corp., senior note, C, 7.30%, 8/20/13	United States	55,000,000	56,352,285
[b,d]American International Group Inc., junior sub. deb., 144A, FRN, 8.175%, 5/15/58	United States	54,000,000	21,032,784
[h]Bank of America Corp., pfd., sub. bond, M, 8.125%, Perpetual	United States	5,000,000	3,746,250
GMAC LLC, 5.625%, 5/15/09	United States	15,000,000	14,415,720
[b]7.75%, 1/19/10, senior note, 144A	United States	65,240,000	58,704,257
[b]7.25%, 3/02/11, senior note, 144A	United States	7,915,000	6,805,317
[b]6.875%, 9/15/11, senior note, 144A	United States	75,985,000	62,287,184
[b]6.875%, 8/28/12, senior note, 144A	United States	11,081,000	8,511,981
[b]6.75%, 12/01/14, senior note, 144A	United States	18,420,000	12,668,908
iStar Financial Inc., 8.625%, 6/01/13	United States	46,500,000	14,424,160
senior note, 5.15%, 3/01/12	United States	20,000,000	6,303,460
senior note, 5.95%, 10/15/13	United States	10,000,000	3,152,440
[h]JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual	United States	75,568,000	63,025,677
[i]Lehman Brothers Holdings Inc., senior note,
6.20%, 9/26/14	United States	55,000,000	5,500,000
6.875%, 5/02/18	United States	17,000,000	1,700,000
7.00%, 9/27/27	United States	17,000,000	1,700,000
[b,d]Liberty Mutual Group, junior sub. note, 144A, FRN, 10.75%, 6/15/88	United States	25,000,000	13,767,750
Merrill Lynch & Co. Inc., 6.875%, 4/25/18	United States	5,000,000	5,239,125
Morgan Stanley Dean Witter & Co., 5.30%, 3/01/13	United States	35,000,000	31,769,885
[h]Wells Fargo Capital XIII, pfd., 7.70%, Perpetual	United States	5,600,000	4,625,667
[h]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	40,000,000	40,437,680

			446,298,990

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Income Securities Fund	Country	Principal Amount[c]	Value
Corporate Bonds (continued)
Health Care 5.4%
Community Health Systems Inc., senior sub. note, 8.875%, 7/15/15	United States	55,000,000	$50,875,000
DaVita Inc., senior note, 6.625%, 3/15/13	United States	23,825,000	22,752,875
senior sub. note, 7.25%, 3/15/15	United States	19,500,000	18,622,500
HCA Inc., 6.375%, 1/15/15	United States	5,000,000	3,075,000
senior note, 6.50%, 2/15/16	United States	20,000,000	12,400,000
senior secured note, 9.25%, 11/15/16	United States	17,000,000	15,640,000
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	85,000,000	66,087,500
6.50%, 6/01/12	United States	17,500,000	13,387,500
7.375%, 2/01/13	United States	45,000,000	32,287,500
[d]FRN, 9.25%, 2/01/15	United States	53,500,000	43,335,000
[d,g]U.S. Oncology Holdings Inc., senior note, PIK, FRN, 8.334%, 3/15/12	United States	21,494,215	13,756,298
Vanguard Health Holding Co. I LLC, senior disc. note, zero cpn. to 10/01/09, 11.25% thereafter, 10/01/15	United States	7,200,000	5,688,000

			297,907,173

Industrials 4.8%
Allied Waste North America Inc., senior note, B, 7.375%, 4/15/14	United States	22,500,000	21,285,225
senior note, B, 7.125%, 5/15/16	United States	20,000,000	18,225,240
senior secured note, 6.125%, 2/15/14	United States	22,445,000	20,334,407
senior secured note, B, 5.75%, 2/15/11	United States	15,000,000	14,069,280
Browning-Ferris Industries Inc., 7.40%, 9/15/35	United States	4,500,000	3,721,896
[b]Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14	United Kingdom	25,000,000	18,656,250
Hertz Corp., senior note, 8.875%, 1/01/14	United States	48,000,000	29,760,000
senior sub. note, 10.50%, 1/01/16	United States	2,500,000	1,153,125
JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13	United States	20,000,000	14,100,000
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	23,000,000	18,975,000
Nalco Finance Holdings, senior note, zero cpn. to 8/01/09, 9.00% thereafter, 2/01/14	United States	36,829,000	26,701,025
Nortek Inc., senior note, 10.00%, 12/01/13	United States	16,000,000	10,960,000
RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14	United States	13,000,000	9,750,000
senior sub. note, 11.75%, 8/01/16	United States	13,500,000	7,728,750
[b,d,g]Rexnord Holdings Inc., senior note, 144A, PIK, FRN, 9.81%, 3/01/13	United States	23,792,096	9,992,680
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	45,000,000	38,475,000

			263,887,878

Information Technology 3.2%
[b]Ceridian Corp., senior note, 144A, 11.25%, 11/15/15	United States	27,000,000	14,411,250
First Data Corp., senior note, 9.875%, 9/24/15	United States	43,000,000	26,230,000
Fiserv Inc., senior note, 6.80%, 11/20/17	United States	7,000,000	6,210,169
Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14	Singapore	17,500,000	13,125,000
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	72,000,000	32,040,000
10.125%, 12/15/16	United States	85,000,000	35,275,000
Lucent Technologies Inc., 6.45%, 3/15/29	United States	4,100,000	1,660,500
[b]Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16	Canada	16,800,000	3,688,188
NXP BV/NXP Funding LLC, senior note, 9.50%, 10/15/15	Netherlands	14,400,000	2,772,000
Qwest Capital Funding Inc., 7.25%, 2/15/11	United States	2,700,000	2,281,500
Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13	United States	22,000,000	9,570,000
8.125%, 3/01/16	United States	18,100,000	7,149,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Income Securities Fund	Country	Principal Amount[c]		Value
Corporate Bonds (continued)
Information Technology (continued)
SunGard Data Systems Inc., senior note, 9.125%, 8/15/13	United States	9,000,000		$7,830,000
[b]senior note, 144A, 10.625%, 5/15/15	United States	7,500,000		6,450,000
senior sub. note, 10.25%, 8/15/15	United States	14,500,000		9,642,500

				178,335,607

Materials 1.0%
Berry Plastics Holding Corp., senior secured note, 8.875%, 9/15/14	United States	15,000,000		6,600,000
Freeport-McMoRan Copper & Gold Inc., senior note, 8.25%, 4/01/15	United States	5,000,000		4,310,938
senior note, 8.375%, 4/01/17	United States	15,000,000		12,317,040
senior secured note, 6.875%, 2/01/14	United States	4,000,000		3,603,720
[b]Ineos Group Holdings PLC, senior sub. note, 144A, 7.875%, 2/15/16	United Kingdom	25,000,000	EUR	4,544,475
Jefferson Smurfit Corp., senior note, 8.25%, 10/01/12	United States	10,500,000		1,837,500
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	33,800,000		19,773,000
Stone Container Corp., senior note, 8.00%, 3/15/17	United States	9,000,000		1,755,000

				54,741,673

Telecommunication Services 0.2%
[b]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	20,000,000		13,100,000

Utilities 5.9%
Dominion Resources Inc., senior note, 8.875%, 1/15/19	United States	12,500,000		13,493,550
Dynegy Holdings Inc., senior note, 6.875%, 4/01/11	United States	30,000,000		26,400,000
8.75%, 2/15/12	United States	50,985,000		45,121,725
8.375%, 5/01/16	United States	55,000,000		39,325,000
7.75%, 6/01/19	United States	3,000,000		2,085,000
Energy Future Holdings Corp., senior note, [b]144A, 10.875%, 11/01/17	United States	37,500,000		26,812,500
[b,g]144A, PIK, 11.25%, 11/01/17	United States	48,800,000		23,912,000
P, 5.55%, 11/15/14	United States	24,000,000		11,333,472
[b]Illinois Power Co., senior note, 144A, 9.75%, 11/15/18	United States	10,000,000		10,943,710
[b]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	7,500,000		6,187,500
PNM Resources Inc., senior note, 9.25%, 5/15/15	United States	6,000,000		4,800,000
Public Service Co. of New Mexico, senior note, 7.95%, 5/15/18	United States	14,500,000		11,817,558
Reliant Energy Inc., senior note, 7.625%, 6/15/14	United States	19,500,000		16,282,500
7.875%, 6/15/17	United States	17,500,000		14,262,500
Sempra Energy, senior note, 8.90%, 11/15/13	United States	10,000,000		10,106,570
[b]Texas Competitive Electric Holdings Co. LLC, senior note, 144A,
10.25%, 11/01/15	United States	63,900,000		45,688,500
[g]PIK, 10.50%, 11/01/16	United States	30,000,000		15,150,000

				323,722,085

Total Corporate Bonds (Cost $3,856,106,006)				2,659,345,189

Convertible Bonds 1.7%
Consumer Discretionary 0.1%
[b]Host Marriott LP, cvt., senior deb., 144A, 3.25%, 3/15/24	United States	8,000,000		6,940,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Income Securities Fund	Country	Principal Amount[c]	Value
Convertible Bonds (continued)
Financials 0.9%
[b]Duke Realty LP, cvt., senior note, 144A, 3.75%, 12/01/11	United States	25,000,000	$14,375,000
[d]iStar Financial Inc., cvt., senior note, FRN, 4.382%, 10/01/12	United States	40,000,000	11,399,880
Vornado Realty Trust, cvt., senior bond, 3.625%, 11/15/26	United States	12,000,000	9,570,000
2.85%, 4/01/27	United States	15,000,000	11,137,500

			46,482,380

Health Care 0.4%
[b]Mylan Inc., 144A, cvt., 3.75%, 9/15/15	United States	24,000,000	21,840,000

Information Technology 0.3%
[b]Advanced Micro Devices Inc., cvt., senior note, 144A, 5.75%, 8/15/12	United States	50,000,000	17,437,500

Total Convertible Bonds (Cost $148,812,356)			92,699,880

Total Investments before Short Term Investments (Cost $6,873,500,040)			4,808,066,726

Short Term Investments (Cost $569,630,514) 10.3%
Repurchase Agreements 10.3%
[j]Joint Repurchase Agreement, 0.019%, 01/02/09 (Maturity Value $569,631,129)	United States	569,630,514	569,630,514
Banc of America Securities LLC (Maturity Value $87,916,869)
Barclays Capital Inc. (Maturity Value $83,735,776)
BNP Paribas Securities Corp. (Maturity Value $111,647,701)
Credit Suisse Securities (USA) LLC (Maturity Value $111,647,701)
Deutsche Bank Securities Inc. (Maturity Value $64,430,977)
HSBC Securities (USA) Inc. (Maturity Value $83,735,776)
UBS Securities LLC (Maturity Value $26,516,329)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22; [k]U.S. Government Agency Discount Notes, 1/05/09 - 10/19/09; [k]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes, 0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $7,443,130,554) 97.5%			5,377,697,240
Other Assets, less Liabilities 2.5%			135,489,221

Net Assets 100.0%			$5,513,186,461

See Abbreviations on page FI-29.

aRounds to less than 0.1% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the aggregate value of these securities was $653,369,846, representing 11.85% of net assets.

cThe principal amount is stated in U.S. dollars unless otherwise indicated.

dThe coupon rate shown represents the rate at period end.

eSee Note 1(e) regarding senior floating rate interests.

fSee Note 8 regarding unfunded loan commitments.

gIncome may be received in additional securities and/or cash.

hPerpetual security with no stated maturity date.

iSee Note 7 regarding defaulted securities.

jSee Note 1(c) regarding joint repurchase agreement.

kThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,873,500,040
Cost - Repurchase agreements	569,630,514

Total cost of investments	$7,443,130,554

Value - Unaffiliated issuers	$4,808,066,726
Value - Repurchase agreements	569,630,514

Total value of investments	5,377,697,240
Cash	52,988,283
Receivables:
Investment securities sold	9,414,957
Capital shares sold	3,241,108
Dividends and interest	88,484,061

Total assets	5,531,825,649

Liabilities:
Payables:
Investment securities purchased	10,952,985
Capital shares redeemed	2,744,951
Affiliates	4,017,841
Unrealized depreciation on unfunded loan commitments (Note 8)	219,668
Accrued expenses and other liabilities	703,743

Total liabilities	18,639,188

Net assets, at value	$5,513,186,461

Net assets consist of:
Paid-in capital	$7,756,754,196
Undistributed net investment income	497,923,282
Net unrealized appreciation (depreciation)	(2,065,636,876)
Accumulated net realized gain (loss)	(675,854,141)

Net assets, at value	$5,513,186,461

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Franklin Income Securities Fund
Class 1:
Net assets, at value	$433,369,623

Shares outstanding	37,595,666

Net asset value and maximum offering price per share	$11.53

Class 2:
Net assets, at value	$4,944,457,130

Shares outstanding	437,755,357

Net asset value and maximum offering price per share	$11.30

Class 4:
Net assets, at value	$135,359,708

Shares outstanding	11,780,873

Net asset value and maximum offering price per share	$11.49

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Income Securities Fund
Investment income:
Dividends	$160,384,712
Interest	387,334,875

Total investment income	547,719,587

Expenses:
Management fees (Note 3a)	32,041,135
Distribution fees: (Note 3c)
Class 2	16,401,860
Class 4	149,065
Unaffiliated transfer agent fees	3,790
Custodian fees (Note 4)	160,271
Reports to shareholders	758,012
Registration and filing fees	84,346
Professional fees	142,338
Trustees’ fees and expenses	35,485
Other	224,004

Total expenses	50,000,306
Expense reductions (Note 4)	(56,094)

Net expenses	49,944,212

Net investment income	497,775,375

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(632,210,794)
Foreign currency transactions	(86,389)
Net increase from payments by affiliates (Note 9)	1,317,686

Net realized gain (loss)	(630,979,497)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,290,776,232)
Translation of other assets and liabilities denominated in foreign currencies	18,276

Net change in unrealized appreciation (depreciation)	(2,290,757,956)

Net realized and unrealized gain (loss)	(2,921,737,453)

Net increase (decrease) in net assets resulting from operations	$(2,423,962,078)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$497,775,375	$386,032,224
Net realized gain (loss) from investments, foreign currency transactions and net increase from payments by affiliate	(630,979,497)	122,213,920
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(2,290,757,956)	(307,217,312)

Net increase (decrease) in net assets resulting from operations	(2,423,962,078)	201,028,832

Distributions to shareholders from:
Net investment income:
Class 1	(24,795,329)	(15,402,825)
Class 2	(360,749,953)	(219,687,222)
Class 4	(836,031)	—
Net realized gains:
Class 1	(9,933,051)	(2,738,874)
Class 2	(151,054,226)	(40,741,730)
Class 4	(334,915)	—

Total distributions to shareholders	(547,703,505)	(278,570,651)

Capital share transactions: (Note 2)
Class 1	177,883,831	(2,880,965)
Class 2	262,081,415	2,397,434,200
Class 4	159,890,193	—

Total capital share transactions	599,855,439	2,394,553,235

Net increase (decrease) in net assets	(2,371,810,144)	2,317,011,416
Net assets:
Beginning of year	7,884,996,605	5,567,985,189

End of year	$5,513,186,461	$7,884,996,605

Undistributed net investment income included in net assets:
End of year	$497,923,282	$384,940,522

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	17,900,721	$257,601,912	3,423,742	$60,983,057
Shares issued in reinvestment of distributions	2,143,727	34,728,380	1,003,968	18,141,699
Shares redeemed	(8,303,783)	(114,446,461)	(4,552,806)	(82,005,721)

Net increase (decrease)	11,740,665	$177,883,831	(125,096)	$(2,880,965)

Class 2 Shares:
Shares sold	51,438,684	$783,774,483	139,710,740	$2,474,805,910
Shares issued in reinvestment of distributions	32,188,942	511,804,179	14,663,792	260,428,952
Shares redeemed	(75,101,550)	(1,033,497,247)	(19,520,061)	(337,800,662)

Net increase (decrease)	8,526,076	$262,081,415	134,854,471	$2,397,434,200

Class 4 Shares:
Shares sold	11,763,342	$159,393,310
Shares issued on reinvestment of distributions	72,348	1,170,589
Shares redeemed	(54,817)	(673,706)

Net increase (decrease)	11,780,873	$159,890,193

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $526,136,287 expiring in 2016.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $148,670,676 and $117,987, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$440,431,430	$249,210,633
Long term capital gain	107,272,075	29,360,018

	$547,703,505	$278,570,651

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$7,447,494,727

Unrealized appreciation	$132,431,830
Unrealized depreciation	(2,202,229,317)

Net unrealized appreciation (depreciation)	$(2,069,797,487)

Distributable earnings – undistributed ordinary income	$504,680,100

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, payments-in-kind and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $3,494,585,940 and $2,880,538,278, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 46.09% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2008, the aggregate value of these securities was $8,900,000, representing 0.16% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2008, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Bausch & Lomb Inc., Delayed Draw Term Loan	$704,000

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

9. VIOLATION OF INVESTMENT RESTRICTIONS

During the year ended December, 31, 2008, the Fund inadvertently breached one of its investment restrictions. For the year ended December 31, 2008, the Fund incurred a loss of $1,317,686 on the investments. Advisers reimbursed the Fund for such losses incurred which is reflected in the Statement of Operations.

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

10. FAIR VALUE MEASUREMENTS (continued)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$1,662,819,718	$3,702,003,447	$12,874,075	$5,377,697,240
Liabilities:
Other Financial Instruments[a]	—	219,668	—	219,668

[a]	Other financial instruments includes net unrealized appreciation (depreciation) on unfunded loan commitments.

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Investments In Securities
Beginning Balance – January 1, 2008	$—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases (sales)	12,874,075
Transfers in and/or out of Level 3	—

Ending Balance	$12,874,075

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of year	$—

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

12. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

12. SUBSEQUENT EVENTS (continued)

Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Currency	Selected Portfolio
EUR - Euro	ADR - American Depository Receipt FRN - Floating Rate Note L/C - Letter of Credit MTN - Medium Term Note PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $107,272,075 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 26.23% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This annual report for Franklin Large Cap Growth Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-34.63%	-3.22%	+0.27%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -28.68%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell 1000® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its primary benchmark, the S&P 500, which had a -37.00% total return.2 The Fund also performed better than its secondary benchmark, the Russell 1000 Growth Index, which had a -38.44% total return for the same period.2

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.3 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Large capitalization stocks tend to go through cycles of outperforming or lagging the stock market in general, and, in the past, these periods have lasted for several years. By having significant investments in particular sectors from time to time, such as the technology sector, which has been among the market’s most volatile sectors, as well as the communications and financial services sectors, the Fund may be at greater risk from adverse developments in a sector than a fund that invests more broadly. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

December’s inflation rate was an annualized 0.1%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%-2.0%.3

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -31.93%, the broader S&P 500 a -37.00% total return, and the technology-heavy NASDAQ Composite Index a -40.03% total return.2 All sectors lost value, and the financials, materials and information technology sectors had the largest declines.

Investment Strategy

We are research-driven, fundamental investors pursuing a bottom-up strategy. As such, we focus primarily on individual securities that present, in our opinion, the best trade-off between potential return and risk. We seek out companies trading at the greatest discount to our estimates of their fair worth, with worth most often being a function of future growth potential. In making these judgments, we also take into account risks and uncertainties that are inherent to our growth and worth estimates. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or cash flow. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to future cash flow and earnings growth potential.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the period under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual

FLG-3

stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers.

From a sector perspective, the Fund’s performance relative to the S&P 500 was hurt by our underweighted allocation and stock selection in the energy sector. In particular, our holdings in offshore oil and gas services company Global Industries4 (sold by year-end) and oil and natural gas exploration and production firms Chesapeake Energy and Exxon Mobil detracted from relative Fund returns. The Fund’s underweighted exposure and stock selection in the consumer discretionary sector also hampered the Fund partly due to our investment in audio products and electronic systems manufacturer Harman International Industries. Our decision not to hold fast food restaurant operator McDonald’s, which did not meet our investment criteria, was also detrimental to our relative results. Some of the Fund’s utilities holdings such as independent power producer and energy trader Iberdrola Renovables4 (sold by year-end) were additional detractors.

Several of the Fund’s financials sector investments also detracted from relative returns, including American International Group (AIG), Merrill Lynch, iStar Financial4 and Wells Fargo, which offset the positive effect of our sector underweighting. We sold AIG and iStar by year-end.

Stock selection in the information technology sector helped Fund performance relative to the S&P 500. In particular, our QUALCOMM and Visa4 (sold by year-end) holdings boosted relative results. An overweighted allocation and stock selection in the health care sector also benefited the Fund as biotechnology firm Genentech4 performed well. Pharmaceutical companies Teva Pharmaceutical Industries, 4 Schering-Plough, Roche Holding4 and Merck also helped relative performance as their shares performed better than the index. Additionally, underweighted exposure and stock selection in the materials sector contributed to the Fund.

Other key contributors to relative Fund returns included beverage manufacturer Hansen Natural, electric energy generator and distributor NV Energy and food and staples retailer Wal-Mart Stores.

4. This holding is not an index component.

Top 10 Holdings

Franklin Large Cap Growth Securities Fund 12/31/08

Company Sector/Industry	% of Total Net Assets

Genentech Inc.	4.1%
Health Care

The Boeing Co.	3.2%
Industrials

Schering-Plough Corp.	3.0%
Health Care

AT&T Inc.	2.8%
Telecommunication Services

International Business Machines Corp.	2.7%
Information Technology

CVS Caremark Corp.	2.4%
Consumer Staples

QUALCOMM Inc.	2.3%
Information Technology

Hewlett-Packard Co.	2.3%
Information Technology

Wal-Mart Stores Inc.	2.2%
Consumer Staples

WellPoint Inc.	2.2%
Health Care

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLG-4

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLG-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Growth Securities Fund Class 4

FLG-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$730.40	$4.87
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.69

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.12%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.51	$16.70	$15.17	$15.08	$14.01

Income from investment operations[a]:
Net investment income[b]	0.17	0.21	0.17	0.17	0.13
Net realized and unrealized gains (losses)	(5.82)	0.89	1.51	0.02	1.02

Total from investment operations	(5.65)	1.10	1.68	0.19	1.15

Less distributions from:
Net investment income	(0.24)	(0.16)	(0.15)	(0.10)	(0.08)
Net realized gains	(0.96)	(0.13)	—	—	—

Total distributions	(1.20)	(0.29)	(0.15)	(0.10)	(0.08)

Net asset value, end of year	$10.66	$17.51	$16.70	$15.17	$15.08

Total return[c]	(34.39)%	6.53%	11.17%	1.31%	8.23%
Ratios to average net assets
Expenses[d]	0.77%	0.74%	0.76%	0.76%	0.79%
Net investment income	1.19%	1.21%	1.11%	1.14%	0.99%

Supplemental data
Net assets, end of year (000’s)	$51,651	$96,920	$114,929	$136,464	$169,107
Portfolio turnover rate	66.04%	50.67%	50.97%	39.44%	38.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.25	$16.47	$14.97	$14.90	$13.87

Income from investment operations[a]:
Net investment income[b]	0.13	0.17	0.13	0.13	0.11
Net realized and unrealized gains (losses)	(5.73)	0.87	1.49	0.03	0.99

Total from investment operations	(5.60)	1.04	1.62	0.16	1.10

Less distributions from:
Net investment income	(0.19)	(0.13)	(0.12)	(0.09)	(0.07)
Net realized gains	(0.96)	(0.13)	—	—	—

Total distributions	(1.15)	(0.26)	(0.12)	(0.09)	(0.07)

Net asset value, end of year	$10.50	$17.25	$16.47	$14.97	$14.90

Total return[c]	(34.53)%	6.23%	10.90%	1.06%	7.93%
Ratios to average net assets
Expenses[d]	1.02%	0.99%	1.01%	1.01%	1.04%
Net investment income	0.94%	0.96%	0.86%	0.89%	0.74%

Supplemental data
Net assets, end of year (000’s)	$328,597	$642,351	$636,592	$510,395	$340,465
Portfolio turnover rate	66.04%	50.67%	50.97%	39.44%	38.48%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.05

Income from investment operations[b]:
Net investment income[c]	0.11
Net realized and unrealized gains (losses)	(4.34)

Total from investment operations	(4.23)

Less distributions from:
Net investment income	(0.24)
Net realized gains	(0.96)

Total distributions	(1.20)

Net asset value, end of period	$10.62

Total return[d]	(28.68)%
Ratios to average net assets[e]
Expenses[f]	1.12%
Net investment income	0.84%

Supplemental data
Net assets, end of period (000’s)	$3
Portfolio turnover rate	66.04%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 94.4%
Consumer Discretionary 4.6%
Abercrombie & Fitch Co., A	United States	77,400	$1,785,618
CBS Corp., B	United States	530,600	4,345,614
Comcast Corp.	United States	213,200	3,598,816
Harman International Industries Inc.	United States	214,400	3,586,912
Target Corp.	United States	42,700	1,474,431
The Walt Disney Co.	United States	118,700	2,693,303

			17,484,694

Consumer Staples 15.9%
Altria Group Inc.	United States	130,000	1,957,800
The Coca-Cola Co.	United States	38,400	1,738,368
Costco Wholesale Corp.	United States	91,700	4,814,250
CVS Caremark Corp.	United States	311,200	8,943,888
Diageo PLC, ADR	United Kingdom	69,700	3,954,778
[a]Hansen Natural Corp.	United States	204,666	6,862,451
PepsiCo Inc.	United States	86,600	4,743,082
Philip Morris International Inc.	United States	141,600	6,161,016
The Procter & Gamble Co.	United States	73,700	4,556,134
Safeway Inc.	United States	98,400	2,338,968
Wal-Mart Stores Inc.	United States	150,300	8,425,818
Walgreen Co.	United States	246,354	6,077,553

			60,574,106

Energy 10.0%
Chesapeake Energy Corp.	United States	134,700	2,178,099
ConocoPhillips	United States	129,400	6,702,920
Devon Energy Corp.	United States	91,900	6,038,749
Exxon Mobil Corp.	United States	90,500	7,224,615
Halliburton Co.	United States	144,500	2,627,010
Marathon Oil Corp.	United States	199,200	5,450,112
[a]National Oilwell Varco Inc.	United States	95,100	2,324,244
Schlumberger Ltd.	United States	125,300	5,303,949

			37,849,698

Financials 8.6%
Bank of America Corp.	United States	273,058	3,844,657
Citigroup Inc.	United States	175,300	1,176,263
Invesco Ltd.	United States	230,700	3,331,308
JPMorgan Chase & Co.	United States	184,840	5,828,005
Merrill Lynch & Co. Inc.	United States	282,900	3,292,956
State Street Corp.	United States	178,200	7,008,606
T. Rowe Price Group Inc.	United States	66,800	2,367,392
Wells Fargo & Co.	United States	197,600	5,825,248

			32,674,435

Health Care 19.3%
[a]Genentech Inc.	United States	190,100	15,761,191
[a]Genzyme Corp.	United States	81,100	5,382,607
Johnson & Johnson	United States	130,100	7,783,883
Medtronic Inc.	United States	145,500	4,571,610
Merck & Co. Inc.	United States	237,500	7,220,000
Roche Holding AG, ADR	Switzerland	16,600	1,270,730
Schering-Plough Corp.	United States	662,200	11,277,266
Teva Pharmaceutical Industries Ltd., ADR	Israel	188,900	8,041,473

FLG-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a]Waters Corp.	United States	106,600	$3,906,890
[a]WellPoint Inc.	United States	195,200	8,223,776

			73,439,426

Industrials 4.5%
The Boeing Co.	United States	281,800	12,024,406
General Electric Co.	United States	304,800	4,937,760

			16,962,166

Information Technology 19.4%
[a]Agilent Technologies Inc.	United States	238,000	3,719,940
[a]Apple Inc.	United States	37,000	3,157,950
[a]Autodesk Inc.	United States	63,600	1,249,740
[a]Cisco Systems Inc.	United States	243,300	3,965,790
[a]Dell Inc.	United States	234,400	2,400,256
[a]EMC Corp.	United States	234,800	2,458,356
[a]Google Inc., A	United States	19,000	5,845,350
Hewlett-Packard Co.	United States	242,700	8,807,583
Intel Corp.	United States	427,400	6,265,684
International Business Machines Corp.	United States	123,700	10,410,592
Microsoft Corp.	United States	376,100	7,311,384
[a]NetApp Inc.	United States	185,300	2,588,641
Nokia Corp., ADR	Finland	240,500	3,751,800
QUALCOMM Inc.	United States	247,300	8,860,759
Texas Instruments Inc.	United States	200,500	3,111,760

			73,905,585

Materials 0.7%
Weyerhaeuser Co.	United States	81,000	2,479,410

Telecommunication Services 4.5%
AT&T Inc.	United States	370,400	10,556,400
[a]NII Holdings Inc.	United States	101,550	1,846,179
Verizon Communications Inc.	United States	140,000	4,746,000

			17,148,579

Utilities 6.9%
Allegheny Energy Inc.	United States	99,100	3,355,526
Constellation Energy Group	United States	134,700	3,379,623
[a]Dynegy Inc.	United States	549,200	1,098,400
Exelon Corp.	United States	92,200	5,127,242
NV Energy Corp.	United States	602,100	5,954,769
Public Service Enterprise Group Inc.	United States	255,600	7,455,852

			26,371,412

Total Common Stocks (Cost $414,398,523)			358,889,511

FLG-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Large Cap Growth Securities Fund	Country	Principal Amount	Value
Short Term Investments (Cost $22,902,035) 6.0%
[b]Repurchase Agreements 6.0%
Joint Repurchase Agreement, 0.019%, 01/02/09 (Maturity Value $22,902,060)	United States	$22,902,035	$22,902,035

Banc of America Securities LLC (Maturity Value $3,534,703)

Barclays Capital Inc. (Maturity Value $3,366,603)

BNP Paribas Securities Corp. (Maturity Value $4,488,804)

Credit Suisse Securities (USA) LLC (Maturity Value $4,488,804)

Deutsche Bank Securities Inc. (Maturity Value $2,590,452)

HSBC Securities (USA) Inc. (Maturity Value $3,366,603)

UBS Securities LLC (Maturity Value $1,066,091)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22;
[c]U.S. Government Agency Discount Notes, 1/05/09 - 10/19/09; [c]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes, 0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $437,300,558) 100.4%			381,791,546
Other Assets, less Liabilities (0.4)%			(1,539,997)

Net Assets 100.0%			$380,251,549

See Abbreviations on page FLG-22.

aNon-income producing for the twelve months ended December 31, 2008.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$414,398,523
Cost - Repurchase agreements	22,902,035

Total cost of investments	$437,300,558

Value - Unaffiliated issuers	$358,889,511
Value - Repurchase agreements	22,902,035

Total value of investments	381,791,546
Receivables:
Capital shares sold	23,066
Dividends	781,479
Other assets	4,338

Total assets	382,600,429

Liabilities:
Payables:
Investment securities purchased	1,738,061
Capital shares redeemed	109,940
Affiliates	369,683
Accrued expenses and other liabilities	131,196

Total liabilities	2,348,880

Net assets, at value	$380,251,549

Net assets consist of:
Paid-in capital	$516,439,186
Undistributed net investment income	5,867,639
Net unrealized appreciation (depreciation)	(55,509,012)
Accumulated net realized gain (loss)	(86,546,264)

Net assets, at value	$380,251,549

Class 1:
Net assets, at value	$51,650,865

Shares outstanding	4,846,787

Net asset value and maximum offering price per share	$10.66

Class 2:
Net assets, at value	$328,597,372

Shares outstanding	31,304,537

Net asset value and maximum offering price per share	$10.50

Class 4:
Net assets, at value	$3,312

Shares outstanding	312

Net asset value and maximum offering price per share	$10.62

The accompanying notes are an integral part of these financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$10,552,587
Interest	618,199

Total investment income	11,170,786

Expenses:
Management fees (Note 3a)	4,172,844
Distribution fees: (Note 3c)
Class 2	1,242,575
Class 4	13
Unaffiliated transfer agent fees	817
Custodian fees (Note 4)	13,183
Reports to shareholders	137,287
Professional fees	28,722
Trustees’ fees and expenses	3,080
Other	22,130

Total expenses	5,620,651
Expense reductions (Note 4)	(1,115)

Net expenses	5,619,536

Net investment income	5,551,250

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(83,512,678)
Foreign currency transactions	27,247

Net realized gain (loss)	(83,485,431)

Net change in unrealized appreciation (depreciation) on investments	(151,830,475)

Net realized and unrealized gain (loss)	(235,315,906)

Net increase (decrease) in net assets resulting from operations	$(229,764,656)

The accompanying notes are an integral part of these financial statements.

FLG-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$5,551,250	$7,847,225
Net realized gain (loss) from investments and foreign currency transactions	(83,485,431)	40,375,688
Net change in unrealized appreciation (depreciation) on investments	(151,830,475)	615,536

Net increase (decrease) in net assets resulting from operations	(229,764,656)	48,838,449

Distributions to shareholders from:
Net investment income:
Class 1	(1,183,538)	(1,011,747)
Class 2	(6,484,690)	(5,183,286)
Class 4	(73)	—
Net realized gains:
Class 1	(4,817,075)	(783,904)
Class 2	(33,345,360)	(5,103,109)
Class 4	(298)	—

Total distributions to shareholders	(45,831,034)	(12,082,046)

Capital share transactions: (Note 2)
Class 1	(9,557,762)	(23,683,527)
Class 2	(73,871,480)	(25,322,436)
Class 4	5,000	—

Total capital share transactions	(83,424,242)	(49,005,963)

Net increase (decrease) in net assets	(359,019,932)	(12,249,560)
Net assets:
Beginning of year	739,271,481	751,521,041

End of year	$380,251,549	$739,271,481

Undistributed net investment income included in net assets:
End of year	$5,867,639	$7,959,580

The accompanying notes are an integral part of these financial statements.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Large Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement (continued)

more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	42,013	$581,393	49,014	$867,822
Shares issued in reinvestment of distributions	390,665	6,000,613	98,500	1,795,651
Shares redeemed	(1,122,371)	(16,139,768)	(1,491,144)	(26,347,000)

Net increase (decrease)	(689,693)	$(9,557,762)	(1,343,630)	$(23,683,527)

Class 2 Shares:
Shares sold	2,042,228	$30,356,073	4,957,506	$85,672,603
Shares issued in reinvestment of distributions	2,630,783	39,830,049	572,102	10,286,395
Shares redeemed	(10,607,967)	(144,057,602)	(6,934,030)	(121,281,434)

Net increase (decrease)	(5,934,956)	$(73,871,480)	(1,404,422)	$(25,322,436)

Class 4 Shares:
Shares sold	312	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $67,794,923 expiring in 2016.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $12,505,197 and $105, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$21,652,204	$6,195,033
Long term capital gain	24,178,830	5,887,013

	$45,831,034	$12,082,046

FLG-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

5. INCOME TAXES (continued)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$443,546,597

Unrealized appreciation	$23,206,804
Unrealized depreciation	(84,961,855)

Net unrealized appreciation (depreciation)	$(61,755,051)

Distributable earnings – undistributed ordinary income	$5,867,639

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $363,022,784 and $474,212,654, respectively.

7. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$358,889,511	$22,902,035	$—	$381,791,546

FLG-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

8. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

9. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

FLG-22

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FLG-23

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Large Cap Growth Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 44.69% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FLG-24

FRANKLIN LARGE CAP VALUE SECURITIES FUND

This annual report for Franklin Large Cap Value Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	3-Year	Since Inception (3/1/05)
Average Annual Total Return	-35.25%	-9.13%	-6.19%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 2 performance, which includes a 12b-1 fee expense of 0.25% per year. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -31.98%. The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund, exclusive of acquired fund fees and expenses, so that net annual Fund operating expenses do not exceed 1.00% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 4/30/09. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (3/1/05–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 1000® Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Value Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLV-1

Fund Goal and Main Investments: Franklin Large Cap Value Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities, focusing on those the manager believes to be undervalued. For this Fund, large capitalization companies are those that are similar in size to those in the Russell 1000 Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the Russell 1000 Value Index, which fell 36.85% for the same period.2

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.3 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.3

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Large-capitalization stocks tend to go through cycles of outperforming or lagging the stock market in general and, in the past, these periods have lasted for several years. By having significant investments in particular sectors from time to time, such as the financial services sector, the Fund may be at greater risk of adverse developments in a sector than a fund that invests more broadly. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FLV-2

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average fell 31.93%, the broader Standard & Poor’s 500 Index (S&P 500) dropped 37.00%, and the technology-heavy NASDAQ Composite Index declined 40.03%.4 All sectors lost value; however, the financials, materials and information technology sectors had the largest declines.

Investment Strategy

Although this report covers a 12-month period, our investment horizon aims for longer-term results. We seek to invest in securities of large-capitalization companies that we determine are selling below their underlying worth and hold them until they reach what we believe is their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are chosen based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we feel still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

4. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

FLV-3

Manager’s Discussion

During the 12 months under review, the largest detractors from Fund performance included the financials, consumer discretionary and industrials sectors.5 Financials sector holding American International Group (AIG) hurt returns, as did General Electric in the industrials sector and Office Depot and Fortune Brands in the consumer discretionary sector. Materials sector holding Dow Chemical also hindered results.

Contributors to performance included holdings from several sectors, including Nucor and new holding Parker Hannifin in the industrials sector. Consumer staples holding Wal-Mart Stores and consumer discretionary position McDonald’s also aided returns.6 Insurer Chubb in the financials sector also aided performance.

We initiated 10 positions during the reporting period. In addition to Parker Hannifin, we bought shares in Peabody Energy and Sempra Energy; insurer AFLAC; investment manager Berkshire Hathaway; electrical systems and components manufacturer Eaton; home improvement retailer Home Depot; pharmaceutical company Schering-Plough; and financial services firms State Street and SunTrust Banks. We also added to several holdings including Fortune Brands, General Electric, Hewlett-Packard and Merck.

We liquidated six positions: AIG, integrated oil and gas company BP, and financial services firms Freddie Mac, Lehman Brothers Holdings, Wachovia and Washington Mutual. We reduced several holdings including health care products manufacturer Abbott Laboratories, drug maker Pfizer and discount retailer Wal-Mart.

Thank you for your participation in Franklin Large Cap Value Securities Fund. We look forward to serving your future investment needs.

5. The financials sector comprises banks, diversified financials and insurance in the SOI. The consumer discretionary sector comprises hotels, restaurants and leisure; household durables; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The industrials sector comprises capital goods and transportation in the SOI.

6. The consumer staples sector comprises food and staples retailing, and household and personal products in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Large Cap Value Securities Fund 12/31/08

Company Sector/Industry	% of Total Net Assets

Nucor Corp.	5.6%
Materials

International Business Machines Corp.	4.1%
Technology Hardware & Equipment

Merck & Co. Inc.	3.6%
Pharmaceuticals, Biotechnology & Life Sciences

The Procter & Gamble Co.	3.5%
Household & Personal Products

General Electric Co.	3.4%
Capital Goods

Exxon Mobil Corp.	3.3%
Energy

Hewlett-Packard Co.	3.0%
Technology Hardware & Equipment

Wal-Mart Stores Inc.	2.9%
Food & Staples Retailing

Kimberly-Clark Corp.	2.8%
Household & Personal Products

Chubb Corp.	2.7%
Insurance

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FLV-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Value Securities Fund – Class 4

FLV-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$714.40	$4.31
Hypothetical (5% return before expenses)	$1,000	$1,020.11	$5.08

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, for the Fund’s Class 4 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FLV-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Value Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.63	$11.86	$10.37	$10.00

Income from investment operations[b]:
Net investment income[c]	0.19	0.22	0.21	0.14
Net realized and unrealized gains (losses)	(4.28)	(0.25)	1.46	0.29

Total from investment operations	(4.09)	(0.03)	1.67	0.43

Less distributions from:
Net investment income	—	(0.19)	(0.15)	(0.06)
Net realized gains	—	(0.01)	(0.03)	—

Total distributions	—	(0.20)	(0.18)	(0.06)

Net asset value, end of year	$7.54	$11.63	$11.86	$10.37

Total return[d]	(35.17)%	(0.26)%	16.19%	4.32%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.34%	1.36%	1.41%	1.82%
Expenses net of waiver and payments by affiliates	0.90%	0.90% [f]	0.90% [f]	0.90% [f]
Net investment income	1.93%	1.82%	1.93%	1.70%

Supplemental data
Net assets, end of year (000’s)	$26,776	$37,797	$26,069	$7,979
Portfolio turnover rate	12.92%	15.80%	24.71%	18.79%

aFor the period March 1, 2005 (commencement of operations) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Value Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$11.07

Income from investment operations[b]:
Net investment income[c]	0.15
Net realized and unrealized gains (losses)	(3.69)

Total from investment operations	(3.54)

Net asset value, end of period	$7.53

Total return[d]	(31.98)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.44%
Expenses net of waiver and payments by affiliates	1.00%
Net investment income	1.83%

Supplemental data
Net assets, end of period (000’s)	$3
Portfolio turnover rate	12.92%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

FLV-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Large Cap Value Securities Fund	Shares	Value
Common Stocks 96.2%
Banks 2.6%
SunTrust Banks Inc.	6,000	$177,240
U.S. Bancorp	20,500	512,705

		689,945

Capital Goods 15.0%
3M Co.	8,000	460,320
Dover Corp.	17,900	589,268
Eaton Corp.	7,000	347,970
General Electric Co.	55,500	899,100
Illinois Tool Works Inc.	17,000	595,850
Masco Corp.	21,000	233,730
Parker Hannifin Corp.	7,100	302,034
United Technologies Corp.	11,100	594,960

		4,023,232

Consumer Durables & Apparel 6.0%
D.R. Horton Inc.	61,000	431,270
Fortune Brands Inc.	15,500	639,840
NIKE Inc., B	10,500	535,500

		1,606,610

Consumer Services 2.3%
McDonald’s Corp.	10,000	621,900

Diversified Financials 5.2%
Bank of America Corp.	14,200	199,936
The Bank of New York Mellon Corp.	15,500	439,115
Citigroup Inc.	16,000	107,360
Morgan Stanley	6,200	99,448
State Street Corp.	14,000	550,620

		1,396,479

Energy 12.2%
Apache Corp.	6,500	484,445
Chesapeake Energy Corp.	10,500	169,785
ConocoPhillips	7,800	404,040
Devon Energy Corp.	5,600	367,976
Exxon Mobil Corp.	11,000	878,130
Occidental Petroleum Corp.	10,000	599,900
Peabody Energy Corp.	16,000	364,000

		3,268,276

Food & Staples Retailing 2.9%
Wal-Mart Stores Inc.	14,000	784,840

Health Care Equipment & Services 1.6%
Becton Dickinson and Co.	6,100	417,179

Household & Personal Products 6.2%
Kimberly-Clark Corp.	14,000	738,360
The Procter & Gamble Co.	15,000	927,300

		1,665,660

Insurance 6.8%
AFLAC Inc.	7,500	343,800
The Allstate Corp.	13,000	425,880

FLV-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Large Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Insurance (continued)
Ambac Financial Group Inc.	8,400	$10,920
[a]Berkshire Hathaway Inc., A	1	96,600
Chubb Corp.	14,000	714,000
MetLife Inc.	6,900	240,534

		1,831,734

Materials 10.1%
Alcoa Inc.	31,000	349,060
The Dow Chemical Co.	19,000	286,710
Nucor Corp.	32,500	1,501,500
Praxair Inc.	9,600	569,856

		2,707,126

Pharmaceuticals, Biotechnology & Life Sciences 6.3%
Abbott Laboratories	4,000	213,480
Merck & Co. Inc.	32,000	972,800
Pfizer Inc.	15,200	269,192
Schering-Plough Corp.	13,000	221,390

		1,676,862

Retailing 5.5%
The Home Depot Inc.	26,000	598,520
Nordstrom Inc.	20,000	266,200
[a]Office Depot Inc.	70,000	208,600
J.C. Penney Co. Inc.	20,000	394,000

		1,467,320

Software & Services 1.8%
Microsoft Corp.	25,000	486,000

Technology Hardware & Equipment 7.1%
Hewlett-Packard Co.	22,000	798,380
International Business Machines Corp.	13,000	1,094,080

		1,892,460

Transportation 1.9%
Norfolk Southern Corp.	11,000	517,550

Utilities 2.7%
Entergy Corp.	5,800	482,154
Sempra Energy	5,500	234,465

		716,619

Total Common Stocks (Cost $35,218,124)		25,769,792

Short Term Investments (Cost $954,728) 3.6%
Money Market Funds 3.6%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	954,728	954,728

Total Investments (Cost $36,172,852) 99.8%		26,724,520
Other Assets, less Liabilities 0.2%		55,335

Net Assets 100.0%		$26,779,855

aNon-income producing for the twelve months ended December 31, 2008.

bSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FLV-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Large Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$35,218,124
Cost - Sweep Money Fund (Note 7)	954,728

Total cost of investments	$36,172,852

Value - Unaffiliated issuers	$25,769,792
Value - Sweep Money Fund (Note 7)	954,728

Total value of investments	26,724,520
Receivables:
Capital shares sold	9,456
Dividends	101,949

Total assets	26,835,925

Liabilities:
Payables:
Capital shares redeemed	2,632
Affiliates	25,090
Reports to shareholders	5,735
Professional fees	22,091
Accrued expenses and other liabilities	522

Total liabilities	56,070

Net assets, at value	$26,779,855

Net assets consist of:
Paid-in capital	$40,226,280
Undistributed net investment income	701,594
Net unrealized appreciation (depreciation)	(9,448,332)
Accumulated net realized gain (loss)	(4,699,687)

Net assets, at value	$26,779,855

Class 2:
Net assets, at value	$26,776,452

Shares outstanding	3,553,518

Net asset value and maximum offering price per share	$7.54

Class 4:
Net assets, at value	$3,403

Shares outstanding	452

Net asset value and maximum offering price per share	$7.53

The accompanying notes are an integral part of these financial statements.

FLV-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Large Cap Value Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$955,855
Sweep Money Fund (Note 7)	70,036
Income from securities loaned	2,477

Total investment income	1,028,368

Expenses:
Management fees (Note 3a)	262,082
Administrative fees (Note 3b)	90,812
Distribution fees: (Note 3c)
Class 2	90,651
Class 4	13
Unaffiliated transfer agent fees	111
Custodian fees (Note 4)	707
Reports to shareholders	10,504
Professional fees	22,690
Trustees’ fees and expenses	183
Other	8,790

Total expenses	486,543
Expenses waived/paid by affiliates (Note 3e)	(159,769)

Net expenses	326,774

Net investment income	701,594

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(4,663,548)
Net change in unrealized appreciation (depreciation) on investments	(11,168,192)

Net realized and unrealized gain (loss)	(15,831,740)

Net increase (decrease) in net assets resulting from operations	$(15,130,146)

The accompanying notes are an integral part of these financial statements.

FLV-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Value Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$701,594	$599,562
Net realized gain (loss) from investments	(4,663,548)	41,324
Net change in unrealized appreciation (depreciation) on investments	(11,168,192)	(992,969)

Net increase (decrease) in net assets resulting from operations	(15,130,146)	(352,083)

Distributions to shareholders from:
Net investment income - Class 2	—	(612,608)
Net realized gains - Class 2	—	(18,136)

Total distributions to shareholders	—	(630,744)

Capital share transactions: (Note 2)
Class 2	4,108,232	12,710,412
Class 4	5,000	—

Total capital share transactions	4,113,232	12,710,412

Net increase (decrease) in net assets	(11,016,914)	11,727,585
Net assets:
Beginning of year	37,796,769	26,069,184

End of year	$26,779,855	$37,796,769

Undistributed net investment income included in net assets:
End of year	$701,594	$—

The accompanying notes are an integral part of these financial statements.

FLV-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Large Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 99.75% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 2 and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Securities Lending

The Fund participates in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a money market fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund. At December 31, 2008, the Fund had no securities on loan.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

FLV-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,644,855	$16,145,485	1,392,156	$16,817,113
Shares issued in reinvestment of distributions	—	—	54,325	630,744
Shares redeemed	(1,342,128)	(12,037,253)	(394,193)	(4,737,445)

Net increase (decrease)	302,727	$4,108,232	1,052,288	$12,710,412

Class 4 Shares:
Shares sold	452	$5,000

Net increase (decrease)	452	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

FLV-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and Advisory Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end. After April 30, 2009, FT Services and Advisory Services may discontinue this waiver at any time upon notice to the Fund’s Board of Trustees.

FLV-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $4,455,608 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $215,330.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$—	$614,417
Long term capital gain	—	16,327

	$—	$630,744

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$36,201,602

Unrealized appreciation	$1,308,272
Unrealized depreciation	(10,785,354)

Net unrealized appreciation (depreciation)	$(9,477,082)

Distributable earnings - undistributed ordinary income	$701,594

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $10,848,308 and $4,331,814, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

FLV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Value Securities Fund

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2008, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs.

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

FLV-18

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Value Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FLV-19

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Large Cap Value Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FLV-20

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This annual report for Franklin Rising Dividends Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-27.15%	-0.75%	+3.98%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -22.82%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its benchmark, the S&P 500, which fell 37.00% for the same period.1

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.2

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. By having significant investments in particular sectors from time to time, such as financial services, the Fund may be at greater risk of adverse developments in a sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average fell 31.93%, the broader S&P 500 dropped 37.00%, and the technology-heavy NASDAQ Composite Index declined 40.03%.3 All sectors lost value; however, the financials, materials and information technology sectors had the largest declines.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

Significant contributors to the Fund’s return during the 12 months ended December 31, 2008, included Family Dollar Stores and Wal-Mart Stores. Discount retailer Family Dollar Stores reported higher revenues and earnings as consumers became increasingly cost conscious. The company has increased its dividend for 32 consecutive years. Wal-Mart’s efforts to reestablish its price leadership image began to pay off as the company’s recent monthly sales results exceeded those of many other retailers. Wal-Mart has 34 years of dividend increases. For the year, Family Dollar Stores was the best performing stock in the S&P 500, and Wal-Mart was the best performing stock in the Dow Jones Industrial Average.

3. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

FRD-3

American International Group (AIG), General Electric (GE) and State Street each declined during the period. AIG collapsed in September as a result of sharply lower market valuations on its various credit exposures. Although operating results from GE’s finance businesses held up better than those of many other financial companies, funding concerns forced the company to begin reducing its exposure to financial services. Unrealized losses in State Street’s investment portfolio and in its asset-backed commercial paper conduits caused investors to question the adequacy of its tangible common stock.

We did not initiate any new positions during the reporting period. We increased our positions in several holdings including Becton Dickinson, Donaldson and Erie Indemnity. The Fund liquidated its positions in AIG, Fannie Mae, Freddie Mac, SunTrust Banks and Washington Mutual. We significantly reduced our holding in U.S. Bancorp due largely to concerns about the company’s fundamental asset quality. We also reduced positions in Dover, Family Dollar Stores, Procter & Gamble, and Wal-Mart after strong performance or Fund redemptions caused them to become unusually large positions. Smaller reductions were made to several other positions during the period.

Our 10 largest positions on December 31, 2008, represented 45.4% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 31 years in a row and by 409% in the past 10 years. Their most recent year-over-year dividend increases averaged 15% with a yield of 2.6% on December 31, 2008, and a dividend payout ratio of 32%, based on estimates of calendar year 2008 operating earnings. The average price/earnings ratio was 13.0 times calendar year 2008 estimates versus 16.0 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Rising Dividends Securities Fund

12/31/08

Company Sector/Industry	% of Total Net Assets

Wal-Mart Stores Inc.	5.2%
Food & Staples Retailing

United Technologies Corp.	5.2%
Aerospace & Defense

The Procter & Gamble Co.	5.1%
Household & Personal Products

Roper Industries Inc.	4.9%
Electrical Equipment

Praxair Inc.	4.9%
Materials

Family Dollar Stores Inc.	4.3%
Retailing

AFLAC Inc.	4.2%
Insurance

Dover Corp.	4.0%
Machinery

Erie Indemnity Co., A	3.8%
Insurance

Nucor Corp.	3.8%
Materials

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRD-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 4

FRD-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$803.20	$4.44
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$4.98

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.98%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRD-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.61	$20.88	$18.11	$17.75	$16.28

Income from investment operations[a]:
Net investment income[b]	0.35	0.36	0.58	0.28	0.26
Net realized and unrealized gains (losses)	(5.51)	(0.80)	2.53	0.36	1.55

Total from investment operations	(5.16)	(0.44)	3.11	0.64	1.81

Less distributions from:
Net investment income	(0.36)	(0.53)	(0.24)	(0.18)	(0.12)
Net realized gains	(0.13)	(0.30)	(0.10)	(0.10)	(0.22)

Total distributions	(0.49)	(0.83)	(0.34)	(0.28)	(0.34)

Net asset value, end of year	$13.96	$19.61	$20.88	$18.11	$17.75

Total return[c]	(26.94)%	(2.41)%	17.43%	3.68%	11.25%
Ratios to average net assets
Expenses[d]	0.61%	0.59%	0.61%	0.62%	0.69%
Net investment income	2.05%	1.72%	3.15%	1.65%	1.56%

Supplemental data
Net assets, end of year (000’s)	$142,862	$235,946	$288,303	$292,223	$326,883
Portfolio turnover rate	5.39%	3.29%	6.19%	2.26%	2.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.27	$20.55	$17.84	$17.51	$16.09

Income from investment operations[a]:
Net investment income[b]	0.31	0.30	0.56	0.24	0.22
Net realized and unrealized gains (losses)	(5.42)	(0.79)	2.46	0.34	1.53

Total from investment operations	(5.11)	(0.49)	3.02	0.58	1.75

Less distributions from:
Net investment income	(0.31)	(0.49)	(0.21)	(0.15)	(0.11)
Net realized gains	(0.13)	(0.30)	(0.10)	(0.10)	(0.22)

Total distributions	(0.44)	(0.79)	(0.31)	(0.25)	(0.33)

Net asset value, end of year	$13.72	$19.27	$20.55	$17.84	$17.51

Total return[c]	(27.10)%	(2.69)%	17.12%	3.43%	11.00%
Ratios to average net assets
Expenses[d]	0.86%	0.84%	0.86%	0.87%	0.94%
Net investment income	1.80%	1.47%	2.90%	1.40%	1.31%

Supplemental data
Net assets, end of year (000’s)	$1,286,878	$2,079,366	$1,981,240	$1,423,827	$997,800
Portfolio turnover rate	5.39%	3.29%	6.19%	2.26%	2.78%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.51

Income from investment operations[b]:
Net investment income[c]	0.26
Net realized and unrealized gains (losses)	(4.36)

Total from investment operations	(4.10)

Less distributions from:
Net investment income	(0.36)
Net realized gains	(0.13)

Total distributions	(0.49)

Net asset value, end of period	$13.92

Total return[d]	(22.82)%
Ratios to average net assets[e]
Expenses[f]	0.96%
Net investment income	1.70%

Supplemental data
Net assets, end of period (000’s)	$4
Portfolio turnover rate	5.39%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 94.0%
Aerospace & Defense 5.2%
United Technologies Corp.	1,390,100	$74,509,360

Banks 1.8%
Peoples Bancorp Inc.	159,979	3,060,398
PNC Financial Services Group Inc.	81,953	4,015,697
TrustCo Bank Corp. NY	328,588	3,124,872
U.S. Bancorp	599,449	14,992,220

		25,193,187

Commercial & Professional Services 2.7%
ABM Industries Inc.	998,288	19,017,386
Cintas Corp.	752,700	17,485,221
Superior Uniform Group Inc.	237,100	1,870,719

		38,373,326

Consumer Durables & Apparel 1.4%
Leggett & Platt Inc.	1,273,500	19,344,465
[a]Russ Berrie and Co. Inc.	306,081	909,061

		20,253,526

Consumer Services 1.4%
Hillenbrand Inc.	1,228,300	20,488,044

Diversified Financials 3.4%
State Street Corp.	1,232,000	48,454,560

Electrical Equipment 8.4%
Brady Corp., A	2,087,879	50,004,702
Roper Industries Inc.	1,611,550	69,957,386

		119,962,088

Food & Staples Retailing 5.2%
Wal-Mart Stores Inc.	1,329,300	74,520,558

Food, Beverage & Tobacco 3.3%
McCormick & Co. Inc.	1,456,995	46,419,861

Health Care Equipment & Services 9.0%
Becton Dickinson and Co.	681,943	46,638,082
Hill-Rom Holdings Inc.	1,211,103	19,934,755
Teleflex Inc.	352,200	17,645,220
West Pharmaceutical Services Inc.	1,165,600	44,024,712

		128,242,769

Household & Personal Products 6.8%
Alberto-Culver Co.	1,024,350	25,106,818
The Procter & Gamble Co.	1,169,400	72,292,308

		97,399,126

Industrial Conglomerates 6.3%
Carlisle Cos. Inc.	2,144,389	44,388,852
General Electric Co.	2,783,200	45,087,840

		89,476,692

Insurance 14.5%
AFLAC Inc.	1,323,800	60,682,992
Arthur J. Gallagher & Co.	753,000	19,510,230
Erie Indemnity Co., A	1,456,733	54,816,863

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Insurance (continued)
Mercury General Corp.	154,200	$7,091,658
Old Republic International Corp.	3,939,208	46,955,359
RLI Corp.	305,848	18,705,664

		207,762,766

Machinery 6.1%
Donaldson Co. Inc.	310,000	10,431,500
Dover Corp.	1,752,000	57,675,840
Graco Inc.	391,112	9,281,088
Nordson Corp.	320,591	10,351,883

		87,740,311

Materials 10.8%
Bemis Co. Inc.	1,292,300	30,601,664
Nucor Corp.	1,180,802	54,553,052
Praxair Inc.	1,175,000	69,748,000

		154,902,716

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Pfizer Inc.	2,664,100	47,181,211

Retailing 4.4%
Family Dollar Stores Inc.	2,338,930	60,975,905
[a]Sally Beauty Holdings Inc.	393,150	2,237,024

		63,212,929

Semiconductors & Semiconductor Equipment 0.0%[b]
Cohu Inc.	50,300	611,145

Total Common Stocks (Cost $1,331,425,065)		1,344,704,175

Short Term Investments 5.9%
Money Market Funds 5.9%
[c]Bank of New York Institutional Cash Reserve Fund, 0.09%	657,423	650,849
[d]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	83,102,645	83,102,645

Total Short Term Investments (Cost $83,760,068)		83,753,494

Total Investments (Cost $1,415,185,133) 99.9%		1,428,457,669
Other Assets, less Liabilities 0.1%		1,286,450

Net Assets 100.0%		$1,429,744,119

aNon-income producing for the twelve months ended December 31, 2008.

bRounds to less than 0.1% of net assets.

cThe rate shown is the annualized seven-day yield at period end.

dSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FRD-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,332,082,488
Cost - Sweep Money Fund (Note 7)	83,102,645

Total cost of investments	$1,415,185,133

Value - Unaffiliated issuers	$1,345,355,024
Value - Sweep Money Fund (Note 7)	83,102,645

Total value of investments	1,428,457,669
Receivables:
Capital shares sold	85,828
Dividends	4,449,185

Total assets	1,432,992,682

Liabilities:
Payables:
Investment securities purchased	104,497
Capital shares redeemed	877,271
Affiliates	1,233,939
Reports to shareholders	201,968
Funds advanced by custodian	657,423
Accrued expenses and other liabilities	173,465

Total liabilities	3,248,563

Net assets, at value	$1,429,744,119

Net assets consist of:
Paid-in capital	$1,617,159,193
Undistributed net investment income	35,156,485
Net unrealized appreciation (depreciation)	13,152,665
Accumulated net realized gain (loss)	(235,724,224)

Net assets, at value	$1,429,744,119

Class 1:
Net assets, at value	$142,862,211

Shares outstanding	10,233,186

Net asset value and maximum offering price per share	$13.96

Class 2:
Net assets, at value	$1,286,878,149

Shares outstanding	93,809,200

Net asset value and maximum offering price per share	$13.72

Class 4:
Net assets, at value	$3,759

Shares outstanding	270

Net asset value and maximum offering price per share	$13.92

The accompanying notes are an integral part of these financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Rising Dividends Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$49,913,308
Sweep Money Fund (Note 7)	1,152,818
Income from securities loaned	226,452

Total investment income	51,292,578

Expenses:
Management fees (Note 3a)	11,309,772
Distribution fees: (Note 3c)
Class 2	4,328,072
Class 4	14
Unaffiliated transfer agent fees	1,051
Custodian fees (Note 4)	34,983
Reports to shareholders	323,532
Registration and filing fees	7,740
Professional fees	47,392
Trustees’ fees and expenses	9,986
Other	55,732

Total expenses	16,118,274
Expense reductions (Note 4)	(60)

Net expenses	16,118,214

Net investment income	35,174,364

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(234,658,586)
Net change in unrealized appreciation (depreciation) on investments	(387,942,691)

Net realized and unrealized gain (loss)	(622,601,277)

Net increase (decrease) in net assets resulting from operations	$(587,426,913)

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$35,174,364	$35,979,785
Net realized gain (loss) from investments	(234,658,586)	15,955,531
Net change in unrealized appreciation (depreciation) on investments	(387,942,691)	(118,598,969)

Net increase (decrease) in net assets resulting from operations	(587,426,913)	(66,663,653)

Distributions to shareholders from:
Net investment income:
Class 1	(3,976,477)	(6,748,637)
Class 2	(31,994,362)	(50,470,683)
Class 4	(98)	—
Net realized gains:
Class 1	(1,471,627)	(3,824,396)
Class 2	(13,810,813)	(30,955,762)
Class 4	(36)	—

Total distributions to shareholders	(51,253,413)	(91,999,478)

Capital share transactions: (Note 2)
Class 1	(30,501,392)	(36,683,874)
Class 2	(216,391,575)	241,115,910
Class 4	5,000	—

Total capital share transactions	(246,887,967)	204,432,036

Net increase (decrease) in net assets	(885,568,293)	45,768,905
Net assets:
Beginning of year	2,315,312,412	2,269,543,507

End of year	$1,429,744,119	$2,315,312,412

Undistributed net investment income included in net assets:
End of year	$35,156,485	$35,970,075

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Rising Dividends Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 65.47% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund. At December 31, 2008, the Fund had no securities on loan.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	277,877	$4,587,250	404,175	$8,421,307
Shares issued in reinvestment of distributions	289,331	5,448,104	493,836	10,573,033
Shares redeemed	(2,366,622)	(40,536,746)	(2,671,946)	(55,678,214)

Net increase (decrease)	(1,799,414)	$(30,501,392)	(1,773,935)	$(36,683,874)

Class 2 Shares:
Shares sold	4,881,454	$84,391,025	17,185,808	$353,479,589
Shares issued in reinvestment of distributions	2,471,947	45,805,175	3,864,568	81,426,445
Shares redeemed	(21,427,912)	(346,587,775)	(9,573,257)	(193,790,124)

Net increase (decrease)	(14,074,511)	$(216,391,575)	11,477,119	$241,115,910

Class 4 Shares:
Shares sold	270	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $209,698,671 expiring in 2016.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $23,900,601.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007

Distributions paid from:
Ordinary income	$37,511,317	$58,920,961
Long term capital gain	13,742,096	33,078,517

	$51,253,413	$91,999,478

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,417,310,084

Unrealized appreciation	$231,784,014
Unrealized depreciation	(220,636,429)

Net unrealized appreciation (depreciation)	$11,147,585

Distributable earnings – undistributed ordinary income	$35,156,485

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $101,607,452 and $384,002,415, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

8. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$1,427,806,820	$650,849	$—	$1,428,457,669

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FRD-20

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Rising Dividends Securities Fund

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $13,742,096 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FRD-21

FRANKLIN SMALL CAP VALUE SECURITIES FUND

This annual report for Franklin Small Cap Value Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-33.05%	+0.78%	+6.17%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -29.14%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund, small capitalization companies are those with market capitalization values not exceeding $3.5 billion at the time of purchase. The Fund invests generally in equity securities of companies that the manager believes are currently undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the Russell 2500 Value Index, which fell 31.99% for the same period.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller company securities can increase the risk of greater price volatility, particularly over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.2

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average fell 31.93%, the broader Standard & Poor’s 500 Index (S&P 500) dropped 37.00%, and the technology-heavy NASDAQ Composite Index declined 40.03%.3 All sectors lost value; however, the financials, materials and information technology sectors had the largest declines.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the 12 months under review, detractors from performance included stocks from industries hurt by the slowing economy and reduced consumer spending. Notable among the Fund’s weak performers during the fiscal year

3. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

FSV-3

were specialty retailer Zale, recreational vehicle manufacturer Thor Industries, recreational products manufacturer Brunswick and home furnishings company La-Z-Boy. Other major detractors included health and safety products manufacturer Mine Safety Appliances, metals processing company Reliance Steel & Aluminum, and offshore energy company Helix Energy Solutions Group.

Contributors to Fund performance included several financials sector holdings including insurance companies IPC Holdings, RLI and Montpelier Re Holdings, and regional bank Chemical Financial.4 In the industrials sector, freight railroad operator Genesee & Wyoming, building products manufacturer Simpson Manufacturing, and road and construction equipment manufacturer Astec Industries, a new holding, helped performance. 5

In addition to Astec Industries, the Fund initiated eight positions in what we considered attractively valued securities: industrial products distributor Applied Industrial Technologies; diversified chemicals company Ashland; automotive safety systems manufacturer Autoliv; oil and natural gas equipment manufacturer Carbo Ceramics; industrial goods manufacturer Lincoln Electric Holdings; industrial lasers and supplies producer Rofin-Sinar Technologies; retailer Saks; and workers compensation insurance provider Zenith National Insurance. We also added significantly to several existing positions including Benchmark Electronics, Erie Indemnity, General Maritime, Men’s Wearhouse and NV Energy (formerly, Sierra Pacific Resources). The Fund liquidated 12 positions during the period. One holding, Genlyte Group, was acquired by Royal Dutch Electronics at a 52% premium to its share price prior to the deal’s announcement in November 2007. The other positions were sold either because we believed the shares were fully valued or the companies’ fundamentals had deteriorated.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

4. The financials sector comprises banks and insurance in the SOI.

5. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund 12/31/08

Company Sector/Industry	% of Total Net Assets

Old Republic International Corp.	2.2%
Insurance

IPC Holdings Ltd.	2.2%
Insurance

Universal Forest Products Inc.	2.0%
Capital Goods

Aspen Insurance Holdings Ltd.	1.9%
Insurance

Mueller Industries Inc.	1.9%
Capital Goods

Montpelier Re Holdings Ltd. (Bermuda)	1.8%
Insurance

TrustCo Bank Corp. NY	1.8%
Banks

Benchmark Electronics Inc.	1.6%
Technology Hardware & Equipment

NV Energy Corp.	1.6%
Utilities

Westlake Chemical Corp.	1.6%
Materials

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 4

FSV-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$690.80	$4.34
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.18

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FSV-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.38	$19.07	$17.02	$15.85	$12.81

Income from investment operations[a]:
Net investment income[b]	0.24	0.22	0.18	0.17	0.21
Net realized and unrealized gains (losses)	(5.44)	(0.44)	2.69	1.24	2.87

Total from investment operations	(5.20)	(0.22)	2.87	1.41	3.08

Less distributions from:
Net investment income	(0.23)	(0.17)	(0.16)	(0.14)	(0.04)
Net realized gains	(1.22)	(1.30)	(0.66)	(0.10)	—

Total distributions	(1.45)	(1.47)	(0.82)	(0.24)	(0.04)

Net asset value, end of year	$10.73	$17.38	$19.07	$17.02	$15.85

Total return[c]	(32.87)%	(2.14)%	17.30%	8.99%	24.09%
Ratios to average net assets
Expenses[d]	0.67%	0.64%	0.65%	0.64%	0.67%
Net investment income	1.62%	1.13%	0.97%	1.05%	1.59%

Supplemental data
Net assets, end of year (000’s)	$34,901	$57,045	$73,154	$52,632	$50,401
Portfolio turnover rate	16.98%	16.27%	16.43% [e]	11.03%	9.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.10	$18.79	$16.79	$15.65	$12.67

Income from investment operations[a]:
Net investment income[b]	0.20	0.17	0.13	0.13	0.18
Net realized and unrealized gains (losses)	(5.35)	(0.43)	2.65	1.23	2.82

Total from investment operations	(5.15)	(0.26)	2.78	1.36	3.00

Less distributions from:
Net investment income	(0.18)	(0.13)	(0.12)	(0.12)	(0.02)
Net realized gains	(1.22)	(1.30)	(0.66)	(0.10)	—

Total distributions	(1.40)	(1.43)	(0.78)	(0.22)	(0.02)

Net asset value, end of year	$10.55	$17.10	$18.79	$16.79	$15.65

Total return[c]	(33.02)%	(2.38)%	16.98%	8.77%	23.75%
Ratios to average net assets
Expenses[d]	0.92%	0.89%	0.90%	0.89%	0.92%
Net investment income	1.37%	0.88%	0.72%	0.80%	1.34%

Supplemental data
Net assets, end of year (000’s)	$784,773	$1,177,367	$1,240,892	$1,094,120	$748,762
Portfolio turnover rate	16.98%	16.27%	16.43% [e]	11.03%	9.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

Class 4	Period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$16.42

Income from investment operations[b]:
Net investment income[c]	0.15
Net realized and unrealized gains (losses)	(4.42)

Total from investment operations	(4.27)

Less distributions from:
Net investment income	(0.23)
Net realized gains	(1.22)

Total distributions	(1.45)

Net asset value, end of period	$10.70

Total return[d]	(29.14)%
Ratios to average net assets[e]
Expenses[f]	1.02%
Net investment income	1.27%

Supplemental data
Net assets, end of period (000’s)	$14,850
Portfolio turnover rate	16.98%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks 94.3%
Automobiles & Components 3.1%
Autoliv Inc. (Sweden)	331,600	$7,116,136
Gentex Corp.	714,000	6,304,620
Monaco Coach Corp.	825,800	421,158
[a]Thor Industries Inc.	658,000	8,672,440
Winnebago Industries Inc.	600,000	3,618,000

		26,132,354

Banks 3.9%
[a]Chemical Financial Corp.	461,354	12,862,549
Corus Bankshares Inc.	682,600	757,686
Peoples Bancorp Inc.	199,400	3,814,522
[a]TrustCo Bank Corp. NY	1,580,000	15,025,800

		32,460,557

Capital Goods 23.8%
A.O. Smith Corp.	112,500	3,321,000
[a]American Woodmark Corp.	359,310	6,550,221
Apogee Enterprises Inc.	864,000	8,951,040
Applied Industrial Technologies Inc.	201,000	3,802,920
[b]Astec Industries Inc.	80,600	2,525,198
Brady Corp., A	522,600	12,516,270
Briggs & Stratton Corp.	472,600	8,313,034
Carlisle Cos. Inc.	433,000	8,963,100
CIRCOR International Inc.	135,900	3,737,250
CNH Global NV (Netherlands)	84,000	1,310,400
[b]EMCOR Group Inc.	264,000	5,921,520
Franklin Electric Co. Inc.	131,232	3,688,932
Gibraltar Industries Inc.	1,079,800	12,892,812
Graco Inc.	458,200	10,873,086
Kennametal Inc.	416,000	9,231,040
Lincoln Electric Holdings Inc.	200,900	10,231,837
Mueller Industries Inc.	601,700	15,090,636
Nordson Corp.	252,000	8,137,080
[b]Powell Industries Inc.	62,600	1,816,652
Roper Industries Inc.	202,000	8,768,820
Simpson Manufacturing Co. Inc.	385,525	10,702,174
Timken Co.	120,000	2,355,600
Trinity Industries Inc.	510,800	8,050,208
Universal Forest Products Inc.	624,000	16,791,840
Wabash National Corp.	1,259,200	5,666,400
[a]Watts Water Technologies Inc., A	341,300	8,522,261

		198,731,331

Commercial & Professional Services 2.8%
ABM Industries Inc.	630,700	12,014,835
Mine Safety Appliances Co.	473,200	11,314,212

		23,329,047

Consumer Durables & Apparel 6.0%
Bassett Furniture Industries Inc.	230,900	773,515
Brunswick Corp.	906,000	3,814,260
D.R. Horton Inc.	772,000	5,458,040
Ethan Allen Interiors Inc.	442,000	6,351,540
[c]Hooker Furniture Corp.	555,100	4,252,066

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Consumer Durables & Apparel (continued)
La-Z-Boy Inc.	1,095,700	$2,377,669
M/I Homes Inc.	593,700	6,257,598
M.D.C. Holdings Inc.	320,000	9,696,000
[b]Russ Berrie and Co. Inc.	593,580	1,762,933
[b]Timberland Co., A	250,700	2,895,585
[b]The Warnaco Group Inc.	336,000	6,595,680

		50,234,886

Consumer Services 1.0%
Regis Corp.	583,900	8,484,067

Energy 7.8%
Arch Coal Inc.	111,500	1,816,335
[b]Atwood Oceanics Inc.	219,000	3,346,320
[b]Bristow Group Inc.	315,500	8,452,245
CARBO Ceramics Inc.	23,000	817,190
CONSOL Energy Inc.	87,000	2,486,460
General Maritime Corp.	375,200	4,052,160
[b]Global Industries Ltd.	1,151,700	4,019,433
[b]Helix Energy Solutions Group Inc.	438,400	3,174,016
[b]Oil States International Inc.	314,000	5,868,660
Overseas Shipholding Group Inc.	150,000	6,316,500
Peabody Energy Corp.	114,000	2,593,500
Rowan Cos. Inc.	394,600	6,274,140
Teekay Corp. (Bahamas)	232,500	4,568,625
Tidewater Inc.	113,000	4,550,510
[b]Unit Corp.	239,700	6,404,784

		64,740,878

Food & Staples Retailing 1.3%
Casey’s General Stores Inc.	462,000	10,519,740

Health Care Equipment & Services 2.5%
STERIS Corp.	213,000	5,088,570
Teleflex Inc.	150,000	7,515,000
West Pharmaceutical Services Inc.	215,800	8,150,766

		20,754,336

Insurance 13.9%
American National Insurance Co.	86,000	6,340,780
Arthur J. Gallagher & Co.	229,500	5,946,345
Aspen Insurance Holdings Ltd.	645,000	15,641,250
Erie Indemnity Co., A	189,663	7,137,018
IPC Holdings Ltd.	604,600	18,077,540
Montpelier Re Holdings Ltd. (Bermuda)	897,300	15,065,667
Old Republic International Corp.	1,562,000	18,619,040
Protective Life Corp.	450,000	6,457,500
RLI Corp.	151,100	9,241,276
StanCorp Financial Group Inc.	232,000	9,690,640
[b]Syncora Holdings Ltd.	1,132,175	192,470
Zenith National Insurance Corp.	102,500	3,235,925

		115,645,451

Materials 10.7%
Airgas Inc.	297,700	11,607,323
AptarGroup Inc.	250,700	8,834,668

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Materials (continued)
Cabot Corp.	319,600	$4,889,880
Gerdau Ameristeel Corp. (Canada)	1,316,000	7,974,960
Glatfelter	752,000	6,993,600
[b]Mercer International Inc. (Germany)	459,100	881,472
Reliance Steel & Aluminum Co.	449,600	8,965,024
RPM International Inc.	865,000	11,495,850
Steel Dynamics Inc.	1,065,000	11,906,700
United States Steel Corp.	49,000	1,822,800
Westlake Chemical Corp.	832,521	13,561,767

		88,934,044

Retailing 5.6%
Brown Shoe Co. Inc.	823,000	6,970,810
Christopher & Banks Corp.	1,420,000	7,952,000
Fred’s Inc.	507,150	5,456,934
Group 1 Automotive Inc.	383,200	4,127,064
[b]Gymboree Corp.	146,200	3,814,358
The Men’s Wearhouse Inc.	535,000	7,243,900
[b]Pier 1 Imports Inc.	770,000	284,900
[a,b]Saks Inc.	766,000	3,355,080
[b]Tuesday Morning Corp.	1,227,000	2,000,010
[b]West Marine Inc.	845,600	3,585,344
[a,b]Zale Corp.	699,200	2,328,336

		47,118,736

Semiconductors & Semiconductor Equipment 1.1%
Cohu Inc.	659,500	8,012,925
[b]OmniVision Technologies Inc.	300,000	1,575,000

		9,587,925

Technology Hardware & Equipment 4.7%
[b]Avocent Corp.	599,000	10,728,090
[b]Benchmark Electronics Inc.	1,068,000	13,638,360
Diebold Inc.	46,400	1,303,376
[b]Mettler-Toledo International Inc.	150,000	10,110,000
[b]Rofin-Sinar Technologies Inc.	190,000	3,910,200

		39,690,026

Transportation 3.4%
[b]Genesee & Wyoming Inc.	441,700	13,471,850
[b]Kansas City Southern	146,000	2,781,300
SkyWest Inc.	640,500	11,913,300

		28,166,450

Utilities 2.7%
Atmos Energy Corp.	170,100	4,031,370
Energen Corp.	171,000	5,015,430
NV Energy Corp.	1,375,000	13,598,750

		22,645,550

Total Common Stocks (Cost $1,095,120,400)		787,175,378

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Small Cap Value Securities Fund	Principal Amount	Value
Corporate Bonds (Cost $1,479,291) 0.2%
Capital Goods 0.2%
Mueller Industries Inc., 6.00%, 11/01/14	$1,494,000	$1,167,188

Total Investments before Short Term Investments (Cost $1,096,599,691)		788,342,566

	Shares
Short Term Investments 9.1%
Money Market Funds (Cost $46,274,205) 5.5%
[d]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	46,274,205	46,274,205

[e]Investments from Cash Collateral Received for Loaned Securities 3.6%
Money Market Funds (Cost $30,105,660) 3.6%
[f]Bank of New York Institutional Cash Reserve Fund, 0.09%	30,105,660	29,804,603

Total Investments (Cost $1,172,979,556) 103.6%		864,421,374
Other Assets, less Liabilities (3.6)%		(29,897,628)

Net Assets 100.0%		$834,523,746

aA portion or all of the security is on loan as of December 31, 2008. See Note 1(b).

bNon-income producing for the twelve months ended December 31, 2008.

cSee Note 8 regarding holdings of 5% voting securities.

dSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

eSee Note 1(b) regarding securities on loan.

fThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,117,984,610
Cost - Non-controlled affiliated issuers (Note 8)	8,720,741
Cost - Sweep Money Fund (Note 7)	46,274,205

Total cost of investments	$1,172,979,556

Value - Unaffiliated issuers	$813,895,103
Value - Non-controlled affiliated issuers (Note 8)	4,252,066
Value - Sweep Money Fund (Note 7)	46,274,205

Total value of investments (includes securities loaned in the amount of $29,534,173)	864,421,374
Receivables:
Capital shares sold	1,210,243
Dividends and interest	1,183,094

Total assets	866,814,711

Liabilities:
Payables:
Investment securities purchased	727,468
Capital shares redeemed	310,003
Affiliates	726,783
Payable upon return of securities loaned	30,105,660
Accrued expenses and other liabilities	421,051

Total liabilities	32,290,965

Net assets, at value	$834,523,746

Net assets consist of:
Paid-in capital	$1,090,943,145
Undistributed net investment income	14,725,880
Net unrealized appreciation (depreciation)	(308,764,503)
Accumulated net realized gain (loss)	37,619,224

Net assets, at value	$834,523,746

Class 1:
Net assets, at value	$34,900,672

Shares outstanding	3,251,994

Net asset value and maximum offering price per share	$10.73

Class 2:
Net assets, at value	$784,773,469

Shares outstanding	74,398,581

Net asset value and maximum offering price per share	$10.55

Class 4:
Net assets, at value	$14,849,605

Shares outstanding	1,387,293

Net asset value and maximum offering price per share	$10.70

The accompanying notes are an integral part of these financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Small Cap Value Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$18,024,966
Non-controlled affiliated issuers (Note 8)	222,040
Sweep Money Fund (Note 7)	828,587
Interest	91,668
Income from securities loaned	5,363,626

Total investment income	24,530,887

Expenses:
Management fees (Note 3a)	5,408,895
Administrative fees (Note 3b)	1,345,060
Distribution fees: (Note 3c)
Class 2	2,544,012
Class 4	15,390
Unaffiliated transfer agent fees	4,716
Custodian fees (Note 4)	19,087
Reports to shareholders	309,204
Professional fees	35,665
Trustees’ fees and expenses	5,515
Other	38,031

Total expenses	9,725,575
Expense reductions (Note 4)	(817)

Net expenses	9,724,758

Net investment income	14,806,129

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	37,654,897
Non-controlled affiliated issuers (Note 8)	6,154

Net realized gain (loss)	37,661,051

Net change in unrealized appreciation (depreciation) on investments	(460,075,401)

Net realized and unrealized gain (loss)	(422,414,350)

Net increase (decrease) in net assets resulting from operations	$(407,608,221)

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$14,806,129	$12,202,153
Net realized gain (loss) from investments	37,661,051	84,444,667
Net change in unrealized appreciation (depreciation) on investments	(460,075,401)	(125,870,314)

Net increase (decrease) in net assets resulting from operations	(407,608,221)	(29,223,494)

Distributions to shareholders from:
Net investment income:
Class 1	(691,359)	(643,430)
Class 2	(11,639,809)	(8,499,152)
Class 4	(17,091)	—
Net realized gains:
Class 1	(3,739,945)	(4,923,222)
Class 2	(80,615,234)	(87,395,798)
Class 4	(92,454)	—

Total distributions to shareholders	(96,795,892)	(101,461,602)

Capital share transactions: (Note 2)
Class 1	(56,463)	(10,544,872)
Class 2	85,951,774	61,595,731
Class 4	18,620,427	—

Total capital share transactions	104,515,738	51,050,859

Net increase (decrease) in net assets	(399,888,375)	(79,634,237)
Net assets:
Beginning of year	1,234,412,121	1,314,046,358

End of year	$834,523,746	$1,234,412,121

Undistributed net investment income included in net assets:
End of year	$14,725,880	$12,271,143

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Small Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	497,732	$7,402,544	494,875	$9,549,933
Shares issued in reinvestment of distributions	267,107	4,431,305	280,013	5,566,652
Shares redeemed	(794,982)	(11,890,312)	(1,329,683)	(25,661,457)

Net increase (decrease)	(30,143)	$(56,463)	(554,795)	$(10,544,872)

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2008[a]		2007
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	18,734,933	$264,994,545	8,994,880	$170,296,248
Shares issued in reinvestment of distributions	5,649,421	92,255,043	4,895,097	95,894,950
Shares redeemed	(18,829,303)	(271,297,814)	(11,093,846)	(204,595,467)

Net increase (decrease)	5,555,051	$85,951,774	2,796,131	$61,595,731

Class 4 Shares:
Shares sold	1,391,688	$18,668,696
Shares issued on reinvestment of distributions	6,580	109,104
Shares redeemed	(10,975)	(157,373)

Net increase (decrease)	1,387,293	$18,620,427

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $2,551,167.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$15,883,308	$21,577,940
Long term capital gain	80,912,584	79,883,662

	$96,795,892	$101,461,602

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,172,987,222

Unrealized appreciation	$70,606,275
Unrealized depreciation	(379,172,123)

Net unrealized appreciation (depreciation)	$(308,565,848)

Undistributed ordinary income	$14,718,178
Undistributed long term capital gains	40,185,758

Distributable earnings	$54,903,936

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $177,715,126 and $183,045,145, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2008, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Hooker Furniture Corp.	569,800	—	14,700	555,100	$4,252,066	$222,040	$6,154

Total Affiliated Securities (0.51% of Net Assets)

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$833,449,583	$30,971,791	$—	$864,421,374

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

11. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

FSV-22

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FSV-23

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $80,912,584 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 74.63% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

FSV-24

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

This annual report for Franklin Small-Mid Cap Growth Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-42.52%	-3.90%	+1.43%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -34.74%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell Midcap® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Your Fund’s Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies and normally invests predominantly in equity securities. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase; and mid cap companies are companies within the market capitalization range of companies in the Russell Midcap Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its narrow benchmark, the Russell Midcap Growth Index, which had a -44.32% total return, but underperformed its broad benchmark, the S&P 500, which had a -37.00% total return, for the same period.2

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.3 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Smaller or relatively new or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may have significant investments in the technology sector, which has been among the market’s most volatile sectors and involves special risks. The Fund’s prospectus also includes a description of the main investment risks.

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Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.3 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.3

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to enhance market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -31.93%, the broader S&P 500 a -37.00% total return, and the technology-heavy NASDAQ Composite Index a -40.03% total return.4 All sectors lost value, and the financials, materials and information technology sectors had the largest declines.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

4. Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

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Manager’s Discussion

Stock selection in the consumer discretionary, financials and telecommunication services sectors hurt Fund performance relative to the Russell Midcap Growth Index during the reporting period. Our underweighted position in the consumer discretionary sector also had a negative impact on Fund results, and major detractors included apparel retailer Guess? and fast-food operator Chipotle Mexican Grill.5 Financials holdings iStar Financial,5 a real estate investment trust, and Affiliated Managers Group, an asset management company, hampered relative Fund results. In the telecommunication services sector, wireless telecommunication holdings NII Holdings and Crown Castle International detracted from relative Fund performance. Another significant detractor outside of these sectors was energy holding Smith International, a U.S.-based provider of drilling equipment and services to the oil and gas industries. We sold our positions in Chipotle Mexican Grill and Crown Castle International by period-end.

On the other hand, stock selection in the energy, information technology and industrials sectors drove the Fund’s relative performance. Oil and gas exploration and production companies Southwestern Energy and Petrohawk Energy in the energy sector and specialized imaging systems manufacturer FLIR Systems in the information technology sector were significant contributors. Industrials holdings C.H. Robinson Worldwide, a freight and logistics company, and Ryanair Holdings,5 a European discount airline, also supported relative results. Another key contributor outside of these sectors was health care holding Myriad Genetics,5 which produces drugs and diagnostic testing systems aimed at finding and treating specific cancers and AIDS.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

5. This holding is not an index component.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund 12/31/08

Company Sector/Industry	% of Total Net Assets

FLIR Systems Inc.	2.7%
Information Technology

Precision Castparts Corp.	2.3%
Industrials

Southwestern Energy Co.	2.2%
Energy

MasterCard Inc., A	2.2%
Information Technology

Harris Corp.	2.1%
Information Technology

C. R. Bard Inc.	2.1%
Health Care

Flowserve Corp.	2.0%
Industrials

Silicon Laboratories Inc.	2.0%
Information Technology

Cerner Corp.	1.9%
Health Care

Express Scripts Inc.	1.9%
Health Care

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 4

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$631.30	$4.63
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.74

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.13%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006		2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.39	$22.51	$20.66		$19.66	$17.60

Income from investment operations[a]:
Net investment income (loss)[b]	0.01	(0.02)	—	[c]	(0.02)	(0.06)
Net realized and unrealized gains (losses)	(8.98)	2.65	1.85		1.02	2.12

Total from investment operations	(8.97)	2.63	1.85		1.00	2.06

Less distributions from net realized gains	(2.36)	(1.75)	—		—	—

Net asset value, end of year	$12.06	$23.39	$22.51		$20.66	$19.66

Total return[d]	(42.34)%	11.51%	8.95%		5.09%	11.70%
Ratios to average net assets
Expenses[e]	0.76%	0.74%	0.76%		0.74%	0.74%
Net investment income (loss)	0.06%	(0.10)%	(0.02)%		(0.09)%	(0.33)%

Supplemental data
Net assets, end of year (000’s)	$63,531	$127,602	$135,402		$157,085	$184,513
Portfolio turnover rate	60.12%	66.94%	50.08%		74.39%	32.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.91	$22.13	$20.36	$19.43	$17.43

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.08)	(0.06)	(0.07)	(0.10)
Net realized and unrealized gains (losses)	(8.77)	2.61	1.83	1.00	2.10

Total from investment operations	(8.80)	2.53	1.77	0.93	2.00

Less distributions from net realized gains	(2.36)	(1.75)	—	—	—

Net asset value, end of year	$11.75	$22.91	$22.13	$20.36	$19.43

Total return[c]	(42.49)%	11.24%	8.69%	4.79%	11.47%
Ratios to average net assets
Expenses[d]	1.01%	0.99%	1.01%	0.99%	0.99%
Net investment income (loss)	(0.19)%	(0.35)%	(0.27)%	(0.34)%	(0.58)%

Supplemental data
Net assets, end of year (000’s)	$614,053	$1,217,177	$1,184,521	$1,166,806	$1,142,048
Portfolio turnover rate	60.12%	66.94%	50.08%	74.39%	32.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

Class 4	Period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.60

Income from investment operations[b]:
Net investment income[c]	0.02
Net realized and unrealized gains (losses)	(6.24)

Total from investment operations	(6.22)

Less distributions from net realized gains	(2.36)

Net asset value, end of period	$12.02

Total return[d]	(34.74)%
Ratios to average net assets[e]
Expenses[f]	1.11%
Net investment income (loss)	(0.29)%

Supplemental data
Net assets, end of period (000’s)	$3,538
Portfolio turnover rate	60.12%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks 93.7%
Consumer Discretionary 8.3%
Abercrombie & Fitch Co., A	245,700	$5,668,299
[a]Amazon.com Inc.	32,000	1,640,960
BorgWarner Inc.	288,200	6,274,114
[a]Dick’s Sporting Goods Inc.	396,500	5,594,615
Guess? Inc.	540,300	8,293,605
[a]ITT Educational Services Inc.	93,800	8,909,124
PetSmart Inc.	317,400	5,856,030
[a]Tractor Supply Co.	101,398	3,664,524
Wolverine World Wide Inc.	508,000	10,688,320

		56,589,591

Consumer Staples 3.6%
Clorox Co.	109,600	6,089,376
[a]Hain Celestial Group Inc.	324,200	6,188,978
[a]Hansen Natural Corp.	363,900	12,201,567

		24,479,921

Energy 8.0%
[a]Cameron International Corp.	246,200	5,047,100
[a]FMC Technologies Inc.	264,900	6,312,567
[a]Mariner Energy Inc.	51	520
[a]Oceaneering International Inc.	86,100	2,508,954
[a]Petrohawk Energy Corp.	682,600	10,669,038
Range Resources Corp.	228,700	7,864,993
Smith International Inc.	327,600	7,498,764
[a]Southwestern Energy Co.	511,900	14,829,743

		54,731,679

Financials 3.6%
[a]Affiliated Managers Group Inc.	175,900	7,373,728
BlackRock Inc.	27,800	3,729,370
FelCor Lodging Trust Inc.	390,800	719,072
iStar Financial Inc.	824,991	1,839,730
T. Rowe Price Group Inc.	304,265	10,783,151

		24,445,051

Health Care 18.5%
Allscripts-Misys Healthcare Solutions Inc.	451,500	4,478,880
[a]American Medical Systems Holdings Inc.	89,617	805,657
C. R. Bard Inc.	171,600	14,459,016
[a]Cerner Corp.	343,400	13,203,730
[a]Community Health Systems Inc.	373,800	5,450,004
[a]DaVita Inc.	131,500	6,518,455
[a]Express Scripts Inc.	237,400	13,052,252
[a]Henry Schein Inc.	186,200	6,831,678
[a]Illumina Inc.	201,100	5,238,655
[a]Masimo Corp.	65,600	1,956,848
[a]Myriad Genetics Inc.	190,100	12,596,026
Pharmaceutical Product Development Inc.	298,300	8,653,683
[a]Phase Forward Inc.	11,400	142,728
[a]QIAGEN NV (Netherlands)	350,700	6,158,292
[a]Sequenom Inc.	229,700	4,557,248
[a]Varian Medical Systems Inc.	276,940	9,703,977
[a]Waters Corp.	337,000	12,351,050

		126,158,179

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Industrials 16.4%
AMETEK Inc.	427,600	$12,917,796
C.H. Robinson Worldwide Inc.	185,170	10,189,905
Expeditors International of Washington Inc.	269,800	8,976,246
Flowserve Corp.	263,800	13,585,700
[a]Jacobs Engineering Group Inc.	178,800	8,600,280
[a]Orbital Sciences Corp.	477,600	9,327,528
Precision Castparts Corp.	268,400	15,964,432
Robert Half International Inc.	438,100	9,121,242
Rockwell Collins Inc.	140,700	5,499,963
[a]Ryanair Holdings PLC, ADR (Ireland)	346,600	10,079,128
[a]SunPower Corp., A	206,000	7,622,000

		111,884,220

Information Technology 29.5%
[a]Activision Blizzard Inc.	1,219,900	10,539,936
[a]Affiliated Computer Services Inc., A	167,000	7,673,650
[a]Alliance Data Systems Corp.	250,800	11,669,724
[a]ANSYS Inc.	255,700	7,131,473
[a]Concur Technologies Inc.	126,200	4,141,884
FactSet Research Systems Inc.	185,800	8,219,792
[a]FLIR Systems Inc.	590,800	18,125,744
[a]FormFactor Inc.	617,300	9,012,580
Global Payments Inc.	54,200	1,777,218
Harris Corp.	384,600	14,634,030
[a]Hittite Microwave Corp.	179,200	5,279,232
[a]Lam Research Corp.	249,400	5,307,232
MasterCard Inc., A	102,600	14,664,618
[a]Mettler-Toledo International Inc.	154,700	10,426,780
Microchip Technology Inc.	239,094	4,669,506
[a]Microsemi Corp.	545,800	6,898,912
[a]Nuance Communications Inc.	1,132,290	11,730,525
[a]Riverbed Technology Inc.	439,400	5,004,766
[a]SAIC Inc.	541,300	10,544,524
[a]Silicon Laboratories Inc.	544,400	13,490,232
[a]Tandberg ASA (Norway)	516,700	5,601,728
[a]Trimble Navigation Ltd.	491,500	10,621,315
[a]UbiSoft Entertainment SA (France)	176,400	3,426,109

		200,591,510

Materials 1.0%
Ecolab Inc.	186,900	6,569,535

Telecommunication Services 4.2%
[a]American Tower Corp., A	190,600	5,588,392
[a]MetroPCS Communications Inc.	640,100	9,505,485
[a]NII Holdings Inc.	436,600	7,937,388
[a]SBA Communications Corp.	317,700	5,184,864
[a,b]TeleCorp PCS Inc., Escrow Account	262,900	—

		28,216,129

Utilities 0.6%
International Power PLC (United Kingdom)	1,242,600	4,360,248

Total Common Stocks (Cost $751,622,651)		638,026,063

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Principal Amount	Value
Convertible Bonds (Cost $1,449,899) 0.1%
Information Technology 0.1%
Microchip Technology Inc., cvt., 2.125%, 12/15/37	$1,835,000	$1,169,813

Total Investments before Short Term Investments (Cost $753,072,550)		639,195,876

	Shares
Short Term Investments (Cost $42,243,056) 6.2%
Money Market Funds 6.2%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	42,243,056	42,243,056

Total Investments (Cost $795,315,606) 100.0%		681,438,932
Other Assets, less Liabilities (0.0)%[d]		(316,558)

Net Assets 100.0%		$681,122,374

See Abbreviations on page FSC-21.

aNon-income producing for the twelve months ended December 31, 2008.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the value of this security was $0.

cSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

dRounds to less than 0.1% of net assets.

FSC-12

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$753,072,550
Cost - Sweep Money Fund (Note 7)	42,243,056

Total cost of investments	$795,315,606

Value - Unaffiliated issuers	$639,195,876
Value - Sweep Money Fund (Note 7)	42,243,056

Total value of investments	681,438,932
Receivables:
Investment securities sold	3,679,810
Capital shares sold	98,203
Dividends and interest	287,404
Other assets	9,620

Total assets	685,513,969

Liabilities:
Payables:
Investment securities purchased	2,956,583
Capital shares redeemed	504,895
Affiliates	661,044
Reports to shareholders	228,004
Accrued expenses and other liabilities	41,069

Total liabilities	4,391,595

Net assets, at value	$681,122,374

Net assets consist of:
Paid-in capital	$929,070,414
Undistributed net investment income (loss)	(20,106)
Net unrealized appreciation (depreciation)	(113,876,674)
Accumulated net realized gain (loss)	(134,051,260)

Net assets, at value	$681,122,374

Class 1:
Net assets, at value	$63,531,330

Shares outstanding	5,267,490

Net asset value and maximum offering price per share	$12.06

Class 2:
Net assets, at value	$614,053,201

Shares outstanding	52,256,585

Net asset value and maximum offering price per share	$11.75

Class 4:
Net assets, at value	$3,537,843

Shares outstanding	294,294

Net asset value and maximum offering price per share	$12.02

The accompanying notes are an integral part of these financial statements.

FSC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$7,339,268
Sweep Money Fund (Note 7)	1,198,025
Interest	7,677

Total investment income	8,544,970

Expenses:
Management fees (Note 3a)	4,935,354
Administrative fees (Note 3b)	2,601,775
Distribution fees: (Note 3c)
Class 2	2,350,105
Class 4	4,319
Unaffiliated transfer agent fees	3,057
Custodian fees (Note 4)	21,990
Reports to shareholders	305,021
Professional fees	35,941
Trustees’ fees and expenses	5,601
Other	33,751

Total expenses	10,296,914
Expense reductions (Note 4)	(594)

Net expenses	10,296,320

Net investment income (loss)	(1,751,350)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(129,475,148)
Foreign currency transactions	(15,626)

Net realized gain (loss)	(129,490,774)

Net change in unrealized appreciation (depreciation) on investments	(402,574,863)

Net realized and unrealized gain (loss)	(532,065,637)

Net increase (decrease) in net assets resulting from operations	$(533,816,987)

The accompanying notes are an integral part of these financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,751,350)	$(4,423,731)
Net realized gain (loss) from investments and foreign currency transactions	(129,490,774)	130,378,262
Net change in unrealized appreciation (depreciation) on investments	(402,574,863)	18,672,522

Net increase (decrease) in net assets resulting from operations	(533,816,987)	144,627,053

Distributions to shareholders from net realized gains:
Class 1	(12,125,691)	(9,661,762)
Class 2	(120,375,409)	(90,011,100)
Class 4	(60,013)	—

Total distributions to shareholders	(132,561,113)	(99,672,862)

Capital share transactions: (Note 2)
Class 1	(2,123,859)	(13,249,140)
Class 2	111,515	(6,848,695)
Class 4	4,733,324	—

Total capital share transactions	2,720,980	(20,097,835)

Net increase (decrease) in net assets	(663,657,120)	24,856,356
Net assets:
Beginning of year	1,344,779,494	1,319,923,138

End of year	$681,122,374	$1,344,779,494

Undistributed net investment income (loss) included in net assets:
End of year	$(20,106)	$—

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two

FSC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts (continued)

parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	227,516	$3,688,465	285,123	$6,820,258
Shares issued in reinvestment of distributions	606,588	12,125,691	402,909	9,661,762
Shares redeemed	(1,022,106)	(17,938,015)	(1,248,072)	(29,731,160)

Net increase (decrease)	(188,002)	$(2,123,859)	(560,040)	$(13,249,140)

Class 2 Shares:
Shares sold	5,946,940	$107,425,372	6,795,214	$159,505,591
Shares issued in reinvestment of distributions	6,173,098	120,375,409	3,827,003	90,011,100
Shares redeemed	(13,001,795)	(227,689,266)	(11,015,609)	(256,365,386)

Net increase (decrease)	(881,757)	$111,515	(393,392)	$(6,848,695)

Class 4 Shares:
Shares sold	307,835	$4,910,005
Shares issued on reinvestment of distributions	2,978	59,439
Shares redeemed	(16,519)	(236,120)

Net increase (decrease)	294,294	$4,733,324

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

FSC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $76,601,785 expiring in 2016.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $57,219,137 and $25,833, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$—	$6,620,243
Long term capital gain	132,561,113	93,052,619

	$132,561,113	$99,672,862

At December 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$795,540,217

Unrealized appreciation	$84,205,677
Unrealized depreciation	(198,306,962)

Net unrealized appreciation (depreciation)	$(114,101,285)

FSC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

5. INCOME TAXES (continued)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $602,868,276 and $746,869,936, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$680,269,119	$1,169,813	$—	$681,438,932

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

FSC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

FSC-21

Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FSC-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small-Mid Cap Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates the maximum amount allowable but no less than $132,561,113 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

FSC-23

FRANKLIN STRATEGIC INCOME SECURITIES FUND

This annual report for Franklin Strategic Income Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	Since Inception (7/1/99)
Average Annual Total Return	-11.27%	+2.73%	+5.27%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -11.69%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (7/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Barclays Capital (BC) U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund normally invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities may be high yield and lower rated and include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed and convertible securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the BC U.S. Aggregate Index’s +5.24% return, and performed better than the Lipper Multi-Sector Income Funds Classification Average’s -14.31% return.1

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 Economic growth, as measured by gross domestic product (GDP), rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and

1. Sources: © 2009 Morningstar; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social developments. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

December’s inflation rate was an annualized 0.1%.2 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.2 The core personal consumption expenditures price index reported a 12-month increase of 1.7%.3

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to stimulate market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly, Treasury prices soared and yields across the maturity spectrum plummeted. Investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR (London InterBank Offered Rate) rates, which banks charge one another for loans, jumped to record highs. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The yield curve steepened and the spread between the two-year Treasury yield and the 10-year Treasury yield increased to 149 basis points (100 basis points equal one percentage point) at the end of December from 99 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 3.05% to 0.76% over the 12-month period. Over the same period, the 10-year U.S. Treasury note yield fell from 4.04% to 2.25%.

Globally, lower interest rates from many central banks benefited long duration, developed government bonds. Additionally, a significant flight to quality favored a small group of developed country government bonds and currencies as investors indiscriminately sought to reduce risk. Several governments planned to cushion their economic slowdowns with increased government spending. In many of these countries, however, the downturn did not occur until late in the year and inflation remained elevated, which limited the extent of counter-cyclical response, particularly in Latin America. In Europe, the European Central Bank’s policy response remained two-pronged, including interest rate reductions and unprecedented and unlimited liquidity expansion to the banking system. However, the fiscal response was small and poorly coordinated across the region. Following several

3. Source: Bureau of Economic Analysis.

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Portfolio Breakdown

Franklin Strategic Income Securities Fund

Based on Total Net Assets

	12/31/08	12/31/07

Mortgages & Other Asset-Backed Bonds	21.9%	15.3%

High Yield Corporate Bonds	19.3%	25.7%

Investment-Grade Corporate Bonds & Preferred Securities	15.2%	6.2%

Floating Rate Bank Loans	11.3%	15.2%

Other International Bonds (non-$US)	9.1%	12.7%

U.S. Government & Agency Bonds*	8.0%	7.2%

Emerging Market Bonds ($US)	3.9%	1.7%

International Developed Country Bonds (non-$US)	2.2%	9.3%

Municipal Bonds	1.5%	0.0%

Convertible Securities	0.6%	2.9%

Short-Term Investments & Other Net Assets**	7.0%	3.8%

*As of 12/31/08, includes agency preferred stock and 1.9% in Treasury Inflation Protected Securities (TIPS). As of 12/31/07, includes 0.2% denominated in non-U.S. dollars and 0.9% in TIPS.

**Includes gains/losses on forward currency contracts. Does not include short-term foreign government securities.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

years of rapid expansion, fueled by credit extension from European banks, many non-eurozone European countries’ imbalances were revealed. Some central and eastern European economies asked the International Monetary Fund for support.

Asia’s economic growth did not fall as sharply as in the U.S. and Europe. Current accounts remained relatively stable and actually improved for some net commodity importers such as South Korea. Asian countries largely did not face balance of payment pressure during the year. Furthermore, with substantial international reserves and favorable conditions from official financing sources, most had some ability to cushion the external shock. Authorities sought to take advantage of this flexibility through monetary and fiscal easing. The Asian banking sector seemed likely to come under some stress; however, it appeared fairly stable as banks have largely deleveraged since the 1997 financial crisis.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate

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business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

Manager’s Discussion

During the year under review, Franklin Strategic Income Securities Fund underperformed the BC U.S. Aggregate Index and performed better than the Lipper Multi-Sector Income Funds Classification Average. The Fund’s lower exposure to the more U.S. interest-rate sensitive fixed income sectors, such as U.S. Treasuries and mortgage-backed securities, constrained results relative to the BC U.S. Aggregate Index. These government and agency issues outperformed other fixed income sectors amid significant financial market volatility. The Fund’s reduced exposure to high yield corporate bonds, lower relative exposure to U.S. dollar-denominated emerging market sovereign bonds, and the positive impact from certain non-U.S. dollar-denominated government bond and forward currency positions helped performance compared to the Fund’s peers. This positive effect was somewhat offset by the negative impact of investments in noninvestment-grade bank loans and certain commercial mortgage-backed and asset-backed securities.

In this past year’s turbulent environment, one of the strongest performing asset categories was U.S. Treasury securities, due largely to a combination of investors’ flight to quality and expectations that a domestic recession would temper inflationary pressures. Nearly all fixed income spread sectors, those priced at a yield above government bonds to compensate for additional credit risk, underperformed government bonds as risk aversion rose and fundamental outlooks became more cautious. (As yields rise, prices and valuations decline.) With yields exceeding, in some cases significantly, the widest levels experienced over the past several decades, we sought to take advantage of dislocations across fixed income markets, particularly in sectors and securities that appeared to be driven more by fear and supply/demand imbalances than by longer-term fundamentals or relative value assessments.

With an upward move in longer-term U.S. interest rates early in the reporting period and expectations that inflation may moderate given a weakening domestic economy, we increased exposure to U.S. government securities (although overall exposure was less than 10% of total net assets at period-end). Within the more interest-rate sensitive sectors, we increased holdings in agency mortgage-backed securities

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and commercial mortgage- and other asset-backed securities as valuations declined significantly. In particular, following the conservatorship of Fannie Mae and Freddie Mac and the government’s perceived backing of these entities’ debt and mortgage-backed securities, we found attractive the historically wide spreads on these issues. In other asset-backed sectors, we believed deterioration in the consumer and commercial sectors may pressure fundamentals and lead to increased delinquencies for such securitized issues; however, given the seniority of the Fund’s positions, we believe our securities have a significant asset cushion that should provide downside support while also offering yield premiums well above historical norms.

The corporate credit markets were severely impacted by events in September and October. The combination of the largest bankruptcy in U.S. history (Lehman Brothers), double-digit declines in global equity markets, the virtual freezing of the commercial paper and short-term bank lending markets, and an increasingly negative outlook for global economic growth pressured prices for corporate-related debt securities. However, by period-end, many observers believed that governments across the globe not only were pumping liquidity into the financial system but also were attempting to prevent the failure of any corporate issuer that could have widespread repercussions for the financial system. Consequently, we found what we believed were attractive values among major bank and finance-related corporate issuers that we assessed could be longer-term survivors but still offered yields and spreads that were historically cheap. We also found value in certain non-financial, investment-grade issuers that came to market with new issues priced at higher yield spreads compared with their outstanding issues.

Deteriorating fundamentals and a forced unwinding of positions from certain past buyers and owners of loans (e.g., hedge funds, investors in total return swaps that funded certain loan purchases, and market value collateralized loan obligations) caused the leveraged bank loan market to drop significantly during the Fund’s fiscal year. Although default rates rose and were expected to continue increasing into 2009, we believed price levels during the period were attractive given the senior, secured structure of loans purchased. Spreads for high yield corporate bonds similarly jumped beginning in October, reaching spread levels over U.S. Treasury securities of more than 1,900 basis points in December, the highest level in the more than 20-year history of this asset class’s existence.4 We found some value in the high yield market; however,

4. Source: Barclays Capital.

FSI-6

overall exposure to this asset class fell during the reporting period given declining prices and because we favored investment-grade corporate bonds. We reduced the Fund’s already modest exposure to convertible securities because investment opportunities in traditional corporate debt markets appeared more attractive to us on a risk-adjusted basis. We initiated small positions in certain municipal bond issuers, as absolute yields relative to U.S. Treasuries reached historically high levels.

After broad U.S. dollar depreciation in five of the past six calendar years, the dollar appreciated significantly against many currencies in 2008. This was largely due to a deleveraging, repatriation and risk reduction across currency markets, as well as increasingly negative outlooks for other developed and developing markets that began to be reflected in their currencies. Consequently, the Fund’s non-U.S. dollar holdings provided mixed results. The Fund’s holdings in several Asian and Latin American currencies declined on the U.S. dollar’s strength, but holdings in Japanese yen-denominated bonds and forward currency contracts performed well given the yen’s defensive strength during the period. Elsewhere, certain of our non-eurozone European positions depreciated in value; however, the Fund was hedged and net short in the euro, which helped performance as the euro declined significantly relative to the U.S. dollar during the period. The Fund was relatively underweighted versus historical levels in U.S. dollar-denominated emerging market debt throughout the period, although widening yield spreads in the period’s second half, largely based on perceived supply and demand imbalances, improved the relative value of certain developing market issuers. In particular, the Fund initiated a position in U.S. dollar-denominated Russian sovereign bonds during the period, given what we considered a supportive creditor outlook for Russia despite the country’s challenging economic and financial market outlook.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 4

FSI-8

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$885.80	$4.55
Hypothetical (5% return before expenses)	$1,000	$1,020.31	$4.88

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.96%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FSI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.78	$12.73	$12.43	$12.92	$12.16

Income from investment operations[a]:
Net investment income[b]	0.69	0.73	0.69	0.65	0.67
Net realized and unrealized gains (losses)	(1.99)	0.04	0.32	(0.44)	0.51

Total from investment operations	(1.30)	0.77	1.01	0.21	1.18

Less distributions from:
Net investment income and net foreign currency gains	(0.87)	(0.68)	(0.63)	(0.60)	(0.40)
Net realized gains	(0.03)	(0.04)	(0.08)	(0.10)	(0.02)

Total distributions	(0.90)	(0.72)	(0.71)	(0.70)	(0.42)

Net asset value, end of year	$10.58	$12.78	$12.73	$12.43	$12.92

Total return[c]	(11.03)%	6.20%	8.51%	1.73%	10.01%
Ratios to average net assets
Expenses[d]	0.61%	0.62%	0.62%	0.66%	0.66%
Net investment income	5.83%	5.72%	5.51%	5.21%	5.45%

Supplemental data
Net assets, end of year (000’s)	$903,358	$1,086,850	$902,071	$740,352	$571,067
Portfolio turnover rate	47.68%	46.88%	47.88%	40.56%	50.21%
Portfolio turnover rate excluding mortgage dollar rolls[e]	47.68%	46.43%	44.58%	40.07%	38.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.60	$12.56	$12.27	$12.78	$12.05

Income from investment operations[a]:
Net investment income[b]	0.65	0.69	0.65	0.61	0.63
Net realized and unrealized gains (losses)	(1.96)	0.05	0.31	(0.44)	0.51

Total from investment operations	(1.31)	0.74	0.96	0.17	1.14

Less distributions from:
Net investment income and net foreign currency gains	(0.85)	(0.66)	(0.59)	(0.58)	(0.39)
Net realized gains	(0.03)	(0.04)	(0.08)	(0.10)	(0.02)

Total distributions	(0.88)	(0.70)	(0.67)	(0.68)	(0.41)

Net asset value, end of year	$10.41	$12.60	$12.56	$12.27	$12.78

Total return[c]	(11.24)%	5.91%	8.24%	1.46%	9.80%
Ratios to average net assets
Expenses[d]	0.86%	0.87%	0.87%	0.91%	0.91%
Net investment income	5.58%	5.47%	5.26%	4.96%	5.20%

Supplemental data
Net assets, end of year (000’s)	$33,155	$24,613	$11,753	$19,514	$4,657
Portfolio turnover rate	47.68%	46.88%	47.88%	40.56%	50.21%
Portfolio turnover rate excluding mortgage dollar rolls[e]	47.68%	46.43%	44.58%	40.07%	38.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

Period Ended December 31, 2008[a]
Class 4
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.84

Income from investment operations[b]:
Net investment income[c]	0.53
Net realized and unrealized gains (losses)	(1.93)

Total from investment operations	(1.40)

Less distributions from:
Net investment income and net foreign currency gains	(0.87)
Net realized gains	(0.03)

Total distributions	(0.90)

Net asset value, end of period	$10.54

Total return[d]	(11.69)%
Ratios to average net assets[e]
Expenses[f]	0.96%
Net investment income	5.48%

Supplemental data
Net assets, end of period (000’s)	$59,766
Portfolio turnover rate	47.68%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Strategic Income Securities Fund	Country/ Organization	Shares	Value
Convertible Preferred Stocks 0.4%
Banks 0.0%[a]
Fannie Mae, 8.75%, cvt. pfd.	United States	44,000	$46,200

Diversified Financials 0.1%
Affiliated Managers Group Inc., 5.10%, cvt. pfd.	United States	62,000	1,150,875

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	15,000	2,595,027

Total Convertible Preferred Stocks (Cost $8,138,838)			3,792,102

Preferred Stocks 0.0%[a]
Banks 0.0%[a]
Freddie Mac, 8.375%, pfd., Z	United States	70,000	27,300

Diversified Financials 0.0%[a]
[i]Preferred Blocker Inc., 9.00%, pfd., 144A	United States	804	285,420

Total Preferred Stocks (Cost $2,035,420)			312,720

		Principal Amount[b]
[c,d]Senior Floating Rate Interests 11.3%
Automobiles & Components 0.2%
[e]Dayco Products LLC (Mark IV), Replacement Term Loan, 6.75%, 6/23/11	United States	910,082	310,945
Key Safety Systems Inc., Term Loan B, 2.721% - 6.753%, 3/10/14	United States	284,925	148,873
TRW Automotive Inc., Tranche B-1 Term Loan, 4.625% - 5.813%, 2/09/14	United States	2,642,525	1,773,135

			2,232,953

Capital Goods 0.7%
[e]Amsted Industries Inc., Delayed Draw, 3.46% - 4.506%, 4/05/13	United States	1,553,770	955,568
Term Loan B, 3.46% - 6.82%, 4/05/13	United States	229,172	140,941
[e]Baldor Electric Co., Term Loan B, 2.25% - 5.25%, 1/31/14	United States	812,532	691,329
Hawker Beechcraft Inc., Synthetic L/C, 5.762%, 3/26/14	United States	70,951	37,285
Term Loan B, 2.461% - 3.459%, 3/26/14	United States	1,208,304	634,963
[e]Oshkosh Truck Corp., Term Loan B, 1.97% - 3.70%, 12/06/13	United States	4,778,712	2,812,466
[e]RBS Global Inc. (Rexnord Corp.), Term Loan, 4.39% - 7.003%, 7/22/13	United States	1,480,000	1,073,000
TransDigm Inc., Term Loan B, 3.498%, 6/23/13	United States	780,000	629,070

			6,974,622

Commercial & Professional Services 0.9%
ARAMARK Corp., Synthetic L/C, 2.427%, 1/26/14	United States	352,307	291,865
Term Loan B, 3.334%, 1/26/14	United States	5,545,547	4,594,142
[f]EnviroSolutions Inc., Initial Term Loan, PIK, 10.50%, 7/07/12	United States	1,601,889	1,041,228
Nielsen Finance LLC (VNU Inc.), Dollar Term Loan, 3.82% - 4.388%, 8/09/13	United States	3,826,432	2,604,365

			8,531,600

Consumer Durables & Apparel 0.6%
[e]Jarden Corp., Term Loan B1, 3.209%, 1/24/12	United States	1,533,552	1,153,231
Term Loan B2, 3.209%, 1/24/12	United States	2,759,447	2,075,104
Jostens IH Corp. (Visant Holding Corp.), Term Loan C, 5.171%, 12/21/11	United States	1,650,997	1,386,837
The William Carter Co., Term Loan B, 1.961% - 4.92%, 7/14/12	United States	1,637,560	1,350,987

			5,966,159

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
[c,d]Senior Floating Rate Interests (continued)
Consumer Services 1.3%
Affinion Group Inc., Term Loan B, 3.959% - 4.673%, 10/17/12	United States	2,239,676	$1,562,174
[e]Education Management LLC, Term Loan C, 3.25%, 6/01/13	United States	4,645,298	2,954,409
[e]Kuilima Resort Co. (Turtle Bay), First Lien Term Loan, 10.75%, 9/30/10	United States	4,578,412	1,350,632
Penn National Gaming Inc., Term Loan B, 2.21% - 5.89%, 10/03/12	United States	3,684,648	2,994,801
[e]VML U.S. Finance LLC (Venetian Macau), Delayed Draw, 2.72%, 5/25/12	Macau	2,638,530	1,281,336
New Project Term Loans, 2.72%, 5/25/13	Macau	1,585,917	770,161
Term Loan B, 2.72%, 5/25/13	Macau	4,400,111	2,136,804

			13,050,317

Diversified Financials 0.3%
Nuveen Investments Inc., Term Loan B, 3.461% - 4.466%, 11/13/14	United States	2,819,230	1,117,120
TD Ameritrade Holding Corp., Term Loan B, 2.38%, 12/31/12	United States	2,618,539	2,210,212

			3,327,332

Energy 0.2%
Citgo Petroleum Corp., Term Loan B, 1.836%, 11/15/12	United States	2,255,429	1,313,787
Dresser Inc., Term Loan B, 2.711% - 4.486%, 5/04/14	United States	698,051	442,390

			1,756,177

Food, Beverage & Tobacco 0.6%
Constellation Brands Inc., Term Loan B, 2.938% - 3.688%, 6/05/13	United States	2,718,676	2,414,524
[e]Dean Foods Co., Term Loan B, 1.97% - 2.96%, 4/02/14	United States	4,052,313	3,425,652

			5,840,176

Health Care Equipment & Services 1.7%
Carestream Health Inc., Term Loan, 5.42%, 4/30/13	United States	501,055	302,512
Community Health Systems Inc., [g]Delayed Draw Term Loan, 3.404%, 7/25/14	United States	116,398	91,199
Term Loan, 4.439% - 4.446%, 7/25/14	United States	6,826,503	5,348,565
[e]DaVita Inc., Term Loan B-1, 1.97% - 6.32%, 10/05/12	United States	1,711,507	1,504,293
DJO Finance LLC, Term Loan B, 3.461% - 4.459%, 5/20/14	United States	1,469,419	1,043,287
[e]Fresenius Medical Care Holdings Inc., Term Loan B, 2.841% - 6.125%, 3/31/13	United States	2,662,256	2,316,163
HCA Inc., Term Loan A-1, 3.459%, 11/19/12	United States	1,996,875	1,694,847
Term Loan B-1, 3.709%, 11/18/13	United States	3,604,996	2,850,200
[e]LifePoint Hospitals Inc., Term Loan B, 3.821%, 4/15/12	United States	1,521,180	1,280,643

			16,431,709

Materials 1.2%
Celanese U.S. Holdings LLC, Dollar Term Loan, 5.553%, 4/02/14	United States	2,487,125	1,709,898
Georgia-Pacific LLC, Additional Term Loan, 2.581% - 4.189%, 12/20/12	United States	565,292	464,482
Term Loan B, 2.081% - 4.189%, 12/20/12	United States	3,659,356	3,006,772
Hexion Specialty Chemicals BV, Term Loan C-2, 3.75%, 5/03/13	Netherlands	599,635	252,446
Hexion Specialty Chemicals Inc., Term Loan C-1, 6.188%, 5/03/13	United States	2,767,465	1,165,103
Huntsman International LLC, Term Loan B, 2.221%, 4/21/14	United States	471,429	293,464
Lyondell Chemical Co., Tranche B-1, 7.00%, 12/20/14	United States	897,733	404,752
Nalco Co., Term Loan B, 2.25% - 5.313%, 11/04/10	United States	2,156,300	1,959,538
Rockwood Specialties Group Inc., Term Loan E, 3.546%, 7/30/12	United States	2,725,673	2,212,663

			11,469,118

Media 1.7%
CSC Holdings Inc. (Cablevision), Incremental Term Loan, 2.945%, 3/29/13	United States	3,219,117	2,761,735
[e]Dex Media West LLC, Term Loan B, 7.00% - 7.42%, 10/24/14	United States	3,511,153	1,536,129

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
[c,d]Senior Floating Rate Interests (continued)
Media (continued)
DIRECTV Holdings LLC, Term Loan B, 1.961%, 4/13/13	United States	1,153,574	$1,012,982
Idearc Inc., Term Loan B, 2.47% - 3.46%, 11/17/14	United States	4,347,688	1,372,626
MCC Iowa, Tranche D-1 Term Loan, 2.20%, 1/31/15	United States	867,272	573,267
Tranche D-2 Term Loan, 2.20%, 1/31/15	United States	841,428	556,184
Metro-Goldwyn-Mayer Inc., Term Loan B, 3.711% - 4.709%, 4/08/12	United States	1,991,300	851,281
Regal Cinemas Corp., Term Loan, 3.209%, 10/27/13	United States	3,812,031	2,803,963
[e,h]Tribune Co., Incremental Term Loan, 5.25%, 5/14/14	United States	4,682,135	909,116
Univision Communications Inc., Initial Term Loan, 2.711%, 9/29/14	United States	5,130,000	2,108,999
[e]UPC Financing Partnership, Term Loan N, 3.181%, 12/31/14	Netherlands	4,285,416	2,892,656

			17,378,938

Real Estate 0.1%
Capital Automotive REIT, Term Loan B, 3.19%, 12/15/10	United States	3,163,963	1,306,717

Semiconductors & Semiconductor Equipment 0.1%
Fairchild Semiconductor Corp., Initial Term Loan, 2.959%, 6/26/13	United States	883,192	585,114

Software & Services 0.7%
Affiliated Computer Services Inc., Additional Term Loan, 2.471% - 3.899%, 3/20/13	United States	3,137,874	2,682,882
Term Loan B, 2.471%, 3/20/13	United States	326,760	279,380
Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien Term Loan, 2.461%, 10/26/12	United States	2,931,454	1,414,427
[e]SunGard Data Systems Inc., New U.S. Term Loan, 3.575% - 4.138%, 2/28/14	United States	4,213,250	2,911,355

			7,288,044

Technology Hardware & Equipment 0.2%
Flextronics International USA Inc., Term Loan A, 6.133% - 7.069%, 10/01/14	United States	1,733,203	1,115,026
Term Loan A-1, 7.069%, 10/01/14	United States	498,063	320,421

			1,435,447

Telecommunication Services 0.5%
Alltel Communications Inc., Term Loan B-3, 3.939%, 5/18/15	United States	1,057,080	1,042,380
Hawaiian Telecom Communications Inc., Term Loan C, 4.50%, 6/01/14	United States	1,399,135	544,664
Windstream Corp., Tranche B-1, 6.05%, 7/17/13	United States	3,264,458	2,800,634

			4,387,678

Transportation 0.1%
Avis Budget Car Rental LLC, Term Loan, 7.17%, 4/19/12	United States	2,606,587	1,029,602

Utilities 0.2%
NRG Energy Inc., Credit Link, 1.359%, 2/01/13	United States	890,930	777,114
Term Loan, 1.961% - 2.959%, 2/01/13	United States	1,808,083	1,577,100

			2,354,214

Total Senior Floating Rate Interests (Cost $156,394,991)			111,345,917

Corporate Bonds 34.6%
Automobiles & Components 0.6%
Ford Motor Credit Co. LLC, senior note, 5.80%, 1/12/09	United States	2,200,000	2,193,776
9.875%, 8/10/11	United States	3,500,000	2,583,354

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]		Value
Corporate Bonds (continued)
Automobiles & Components (continued)
[i]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	2,900,000		$1,493,500

				6,270,630

Banks 1.8%
[i,j]BNP Paribas, 144A, 7.195%, Perpetual	France	3,500,000		2,229,868
Citigroup Capital XXI, pfd., junior sub. bond, 8.30%, 12/21/77	United States	4,300,000		3,332,163
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	United Kingdom	3,500,000		3,566,171
Svensk Exportkredit AB, senior note, 7.625%, 6/30/14	Sweden	1,335,000	NZD	840,072
UBS AG Stamford, senior note, 5.875%, 12/20/17	United States	3,500,000		3,220,693
Wells Fargo & Co., senior note, 5.625%, 12/11/17	United States	1,500,000		1,567,661
[j]Wells Fargo Capital XIII, pfd., 7.70%, Perpetual	United States	2,900,000		2,395,435
[j]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	600,000		606,565

				17,758,628

Capital Goods 1.3%
[i]Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	United States	2,700,000		1,336,500
DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18	United States	2,300,000		2,311,500
L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15	United States	2,000,000		1,810,000
6.375%, 10/15/15	United States	400,000		376,000
Nortek Inc., senior note, 10.00%, 12/01/13	United States	300,000		205,500
RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14	United States	2,900,000		2,175,000
RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14	United States	2,900,000		1,609,500
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	2,800,000		2,394,000
TransDigm Inc., senior sub. note, 7.75%, 7/15/14	United States	500,000		412,500

				12,630,500

Commercial & Professional Services 0.8%
Allied Waste North America Inc., senior secured note, 6.875%, 6/01/17	United States	1,600,000		1,490,306
ARAMARK Corp., senior note, 8.50%, 2/01/15	United States	2,900,000		2,639,000
Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18	United States	1,500,000		1,301,250
JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13	United States	900,000		634,500
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	1,900,000		1,567,500

				7,632,556

Consumer Durables & Apparel 0.8%
D.R. Horton Inc., senior note, 6.50%, 4/15/16	United States	3,000,000		1,905,000
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	2,900,000		1,993,750
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	2,500,000		2,062,500
KB Home, senior note, 6.25%, 6/15/15	United States	1,800,000		1,107,000
7.25%, 6/15/18	United States	1,000,000		590,000

				7,658,250

Consumer Services 1.2%
[i]Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15	United States	2,500,000		256,250
Host Hotels & Resorts LP, senior note,
6.875%, 11/01/14	United States	200,000		155,000
K, 7.125%, 11/01/13	United States	2,400,000		1,944,000
M, 7.00%, 8/15/12	United States	1,100,000		937,750
MGM MIRAGE, senior note, 6.625%, 7/15/15	United States	5,000,000		3,075,000
Pinnacle Entertainment Inc., senior sub. note, 8.25%, 3/15/12	United States	200,000		153,000

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]		Value
Corporate Bonds (continued)
Consumer Services (continued)
Pinnacle Entertainment Inc., senior sub. note (continued) 8.75%, 10/01/13	United States	2,200,000		$1,749,000
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	3,500,000		1,802,500
Starwood Hotels & Resorts Worldwide Inc., 6.75%, 5/15/18	United States	3,200,000		1,776,737
Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	700,000		143,500
senior note, 7.75%, 8/15/16	United States	700,000		136,500
senior sub. note, 6.50%, 2/01/14	United States	300,000		18,750
senior sub. note, 6.875%, 3/01/16	United States	1,000,000		62,500

				12,210,487

Diversified Financials 4.0%
American Express Co., senior note, 7.00%, 3/19/18	United States	3,000,000		3,038,538
American Express Credit Corp., senior note, C, 7.30%, 8/20/13	United States	1,200,000		1,229,504
Bank of America Corp., [j]pfd., sub. bond, M, 8.125%, Perpetual	United States	5,000,000		3,746,250
senior note, 5.65%, 5/01/18	United States	1,500,000		1,511,613
[i]BAT International Finance PLC, senior note, 144A, 9.50%, 11/15/18	United Kingdom	1,800,000		1,997,041
Capmark Financial Group Inc., senior note, 6.30%, 5/10/17	United States	1,800,000		495,625
Citigroup Inc., senior note, 6.125%, 11/21/17	United States	1,800,000		1,822,061
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	United States	64,000,000	MXN	3,833,327
[i]GMAC LLC, 7.25%, 3/02/11, senior note, 144A	United States	1,583,000		1,361,064
6.875%, 9/15/11, senior note, 144A	United States	1,076,000		882,030
6.875%, 8/28/12, senior note, 144A	United States	1,139,000		874,934
The Goldman Sachs Group Inc., sub. note, 6.75%, 10/01/37	United States	4,500,000		3,663,544
JPMorgan Chase & Co., 6.00%, 1/15/18	United States	1,500,000		1,586,051
[j]junior sub. note, 1, 7.90%, Perpetual	United States	1,800,000		1,501,247
JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37	United States	5,000,000		4,109,220
[h]Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14	United States	5,500,000		550,000
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	3,500,000		3,512,299
Morgan Stanley, senior note, 6.00%, 4/28/15	United States	4,500,000		3,961,909

				39,676,257

Energy 3.6%
Baker Hughes Inc., senior note, 7.50%, 11/15/18	United States	2,800,000		3,109,747
Canadian Natural Resources Ltd., 5.90%, 2/01/18	Canada	3,500,000		3,029,012
Chesapeake Energy Corp., senior note, 7.625%, 7/15/13	United States	700,000		605,500
6.625%, 1/15/16	United States	100,000		79,500
6.25%, 1/15/18	United States	3,300,000		2,458,500
7.25%, 12/15/18	United States	300,000		235,500
Compagnie Generale de Geophysique-Veritas, senior note, 7.50%, 5/15/15	France	2,000,000		1,250,000
7.75%, 5/15/17	France	900,000		526,500
Copano Energy LLC, senior note, 8.125%, 3/01/16	United States	2,900,000		2,117,000
El Paso Corp., senior note, 12.00%, 12/12/13	United States	2,600,000		2,606,500
[i]Kazmunaigaz Finance SUB BV, 144A, 9.125%, 7/02/18	Kazakhstan	2,400,000		1,572,000
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	2,900,000		1,870,500
MarkWest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	3,200,000		2,032,000
[i]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	3,200,000		2,048,000

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Corporate Bonds (continued)
Energy (continued)
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	3,200,000	$2,208,000
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	2,800,000	1,792,000
[i]SandRidge Energy Inc., senior note, 144A, 8.00%, 6/01/18	United States	2,900,000	1,624,000
Tesoro Corp., senior note, 6.50%, 6/01/17	United States	3,800,000	2,104,250
Weatherford International Ltd., senior note, 6.00%, 3/15/18	United States	3,000,000	2,523,501
The Williams Cos. Inc., senior note, 7.625%, 7/15/19	United States	1,000,000	782,540
7.875%, 9/01/21	United States	1,600,000	1,226,190
8.75%, 3/15/32	United States	600,000	447,908

			36,248,648

Food & Staples Retailing 0.4%
The Kroger Co., 6.15%, 1/15/20	United States	2,000,000	1,977,148
senior note, 7.50%, 1/15/14	United States	1,600,000	1,683,672

			3,660,820

Food, Beverage & Tobacco 1.9%
Altria Group Inc., senior note, 9.70%, 11/10/18	United States	2,900,000	3,139,447
Bottling Group LLC, senior note, 6.95%, 3/15/14	United States	2,800,000	3,043,578
[i]Cargill Inc., 144A, 5.20%, 1/22/13	United States	500,000	458,454
6.00%, 11/27/17	United States	2,000,000	1,796,272
Dean Foods Inc., senior note, 7.00%, 6/01/16	United States	2,000,000	1,710,000
Diageo Capital PLC, senior note, 7.375%, 1/15/14	United Kingdom	1,200,000	1,310,280
Philip Morris International Inc., 5.65%, 5/16/18	United States	2,900,000	2,880,033
Reynolds American Inc., senior secured note, 7.625%, 6/01/16	United States	2,900,000	2,418,374
Smithfield Foods Inc., senior note, 7.75%, 5/15/13	United States	1,500,000	971,250
7/01/17	United States	1,200,000	690,000

			18,417,688

Health Care Equipment & Services 2.4%
Coventry Health Care Inc., senior note, 6.30%, 8/15/14	United States	1,500,000	918,819
5.95%, 3/15/17	United States	1,300,000	678,662
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	3,200,000	3,056,000
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	2,500,000	2,350,000
HCA Inc., senior note, 6.50%, 2/15/16	United States	800,000	496,000
senior secured note, 9.125%, 11/15/14	United States	4,000,000	3,720,000
Medco Health Solutions Inc., 7.125%, 3/15/18	United States	2,500,000	2,314,008
Quest Diagnostics Inc., 6.40%, 7/01/17	United States	2,800,000	2,577,019
Tenet Healthcare Corp., senior note, 6.375%, 12/01/11	United States	2,300,000	1,788,250
9.875%, 7/01/14	United States	600,000	486,000
[c,f]U.S. Oncology Holdings Inc., senior note, PIK, FRN, 8.334%, 3/15/12	United States	3,116,212	1,994,376
[f]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	2,600,000	1,612,000
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,700,000	2,268,000

			24,259,134

Household & Personal Products 0.4%
The Procter and Gamble Co., 4.60% 1/15/14	United States	3,600,000	3,776,677

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Corporate Bonds (continued)
Insurance 0.3%
[c,i]MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%, 4/08/68	United States	800,000	$559,107
MetLife Inc., [c]junior sub. note, FRN, 6.40%, 12/15/66	United States	2,000,000	1,213,733
senior note, A, 6.817%, 8/15/18	United States	1,000,000	954,042

			2,726,882

Materials 2.4%
Crown Americas Inc., senior note, 7.75%, 11/15/15	United States	3,200,000	3,200,000
Freeport-McMoRan Copper & Gold Inc., senior note,
8.25%, 4/01/15	United States	800,000	689,750
8.375%, 4/01/17	United States	2,900,000	2,381,294
Huntsman International LLC, senior sub. note, 7.875%, 11/15/14	United States	2,300,000	1,242,000
[i]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	3,200,000	304,000
[i]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,700,000	1,417,500
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	2,900,000	2,465,000
NewPage Corp., senior secured note, 10.00%, 5/01/12	United States	2,900,000	1,290,500
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	3,500,000	2,047,500
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	2,800,000	2,590,000
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13	Australia	4,300,000	3,428,214
RPM International Inc., 6.50%, 2/15/18	United States	2,800,000	2,540,905
Smurfit Kappa Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	900,000	495,000

			24,091,663

Media 3.8%
[i]British Sky Broadcasting Group PLC, senior note, 144A, 6.10%, 2/15/18	United Kingdom	3,500,000	2,878,582
CanWest Media Inc., senior sub. note, 8.00%, 9/15/12	Canada	2,700,000	1,201,500
CCH I LLC, senior secured note, 11.00%, 10/01/15	United States	1,400,000	252,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,700,000	1,720,500
Comcast Corp., senior note, 6.30%, 11/15/17	United States	3,600,000	3,510,428
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	2,100,000	1,648,500
senior note, 6.75%, 4/15/12	United States	300,000	276,000
Dex Media Inc., B, 8.00%, 11/15/13	United States	400,000	76,000
Dex Media West Finance, senior sub. note, 9.875%, 8/15/13	United States	2,200,000	528,000
DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16	United States	2,700,000	2,632,500
EchoStar DBS Corp., senior note,
6.375%, 10/01/11	United States	2,900,000	2,704,250
7.125%, 2/01/16	United States	1,400,000	1,176,000
Idearc Inc., senior note, 8.00%, 11/15/16	United States	3,400,000	272,000
Lamar Media Corp., senior sub. note,
7.25%, 1/01/13	United States	2,800,000	2,247,000
B, 6.625%, 8/15/15	United States	400,000	291,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	3,000,000	1,981,731
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	2,700,000	1,302,750
Quebecor Media Inc., senior note, 7.75%, 3/15/16	Canada	2,900,000	1,972,000
R.H. Donnelley Corp., senior disc. note, A-1, 6.875%, 1/15/13	United States	300,000	42,000
senior disc. note, A-2, 6.875%, 1/15/13	United States	800,000	112,000
senior note, A-3, 8.875%, 1/15/16	United States	900,000	139,500
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,800,000	959,000
Time Warner Cable Inc., senior note,
8.25%, 2/14/14	United States	1,100,000	1,117,061
6.75%, 7/01/18	United States	3,200,000	3,086,262
Time Warner Inc., 5.875%, 11/15/16	United States	3,500,000	3,142,475

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Corporate Bonds (continued)
Media (continued)
[f,i]Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15	United States	3,300,000	$429,000
Viacom Inc., senior note, 6.875%, 4/30/36	United States	3,300,000	2,614,838

			38,312,877

Real Estate 0.1%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,600,000	923,000

Retailing 0.4%
Dollar General Corp., senior note, 10.625%, 7/15/15	United States	2,700,000	2,592,000
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	3,300,000	1,518,000

			4,110,000

Semiconductors & Semiconductor Equipment 0.1%
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	1,800,000	801,000

Software & Services 0.3%
SunGard Data Systems Inc., senior note, 9.125%, 8/15/13	United States	1,600,000	1,392,000
senior sub. note, 10.25%, 8/15/15	United States	1,900,000	1,263,500

			2,655,500

Technology Hardware & Equipment 0.4%
Celestica Inc., senior sub. note, 7.875%, 7/01/11	Canada	1,500,000	1,372,500
7.625%, 7/01/13	Canada	1,400,000	1,155,000
[i]Nortel Networks Ltd., senior note, 144A, 10.75%, 7/15/16	Canada	2,700,000	592,745
Sanmina-SCI Corp., [c,i]senior note, 144A, FRN, 4.746%, 6/15/14	United States	500,000	272,500
senior sub. note, 6.75%, 3/01/13	United States	2,300,000	1,000,500

			4,393,245

Telecommunication Services 3.6%
[i]American Tower Corp., senior note, 144A, 7.00%, 10/15/17	United States	2,700,000	2,416,500
AT&T Corp., senior note, 6.70%, 11/15/13	United States	3,600,000	3,851,285
[i]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,900,000	1,899,500
Embarq Corp., senior note, 7.082%, 6/01/16	United States	2,500,000	1,927,567
Inmarsat Finance PLC, senior note, 10.375%, 11/15/12	United Kingdom	2,800,000	2,495,500
Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16	Bermuda	700,000	640,500
[i]Intelsat Subsidiary Holding Co. Ltd., senior note, 144A, 8.50%, 1/15/13	Bermuda	3,200,000	2,976,000
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	3,200,000	2,880,000
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	3,000,000	2,715,000
Qwest Communications International Inc., senior note, 7.50%, 2/15/14	United States	2,700,000	1,944,000
Telecom Italia Capital, senior note, 4.95%, 9/30/14	Italy	3,500,000	2,658,530
6.999%, 6/04/18	Italy	500,000	406,278
Verizon Communications Inc., 6.10%, 4/15/18	United States	800,000	798,510
Verizon New York Inc., senior deb., A, 6.875%, 4/01/12	United States	2,700,000	2,688,287
B, 7.375%, 4/01/32	United States	400,000	334,951
[i]Verizon Wireless Capital LLC, 144A, 7.375%, 11/15/13	United States	1,800,000	1,901,077
[i]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	2,800,000	2,422,000
Windstream Corp., senior note, 8.625%, 8/01/16	United States	1,000,000	890,000

			35,845,485

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Corporate Bonds (continued)
Transportation 0.1%
[i]Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14	United Kingdom	2,000,000	$1,492,500

Utilities 3.9%
The AES Corp., senior note, 8.00%, 10/15/17	United States	2,900,000	2,392,500
[i]144A, 8.00%, 6/01/20	United States	600,000	468,000
CenterPoint Energy Inc., senior note, 6.125%, 11/01/17	United States	1,800,000	1,515,906
6.50%, 5/01/18	United States	1,000,000	818,345
Dominion Resources Inc., 6.40%, 6/15/18	United States	2,900,000	2,844,642
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	3,300,000	2,359,500
[i]E.ON International Finance BV, 144A, 5.80%, 4/30/18	Germany	3,000,000	2,809,839
Edison Mission Energy, senior note, 7.00%, 5/15/17	United States	3,200,000	2,800,000
[i]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	3,200,000	2,640,000
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	3,200,000	3,088,000
NRG Energy Inc., senior note, 7.25%, 2/01/14	United States	700,000	656,250
7.375%, 2/01/16	United States	3,200,000	2,984,000
Pacific Gas & Electric Co., senior note, 8.25%, 10/15/18	United States	3,600,000	4,332,823
PNM Resources Inc., senior note, 9.25%, 5/15/15	United States	500,000	400,000
Sempra Energy, senior note, 9.80%, 2/15/19	United States	3,400,000	3,799,466
[i]Texas Competitive Electric Holdings Co. LLC, senior note, 144A, 10.25%, 11/01/15	United States	4,000,000	2,860,000
Virginia Electric and Power Co., senior note, 8.875%, 11/15/38	United States	1,400,000	1,777,203

			38,546,474

Total Corporate Bonds (Cost $439,367,136)			344,098,901

Convertible Bonds (Cost $2,147,673) 0.2%
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Mylan Inc., cvt., senior note, 1.25%, 3/15/12	United States	2,500,000	1,850,000

Asset-Backed Securities and Commercial Mortgage-Backed Securities 6.4%
Banks 3.2%
[c]Banc of America Commercial Mortgage Inc., 2005-6, A4, FRN, 5.403%, 9/10/47	United States	2,000,000	1,644,999
[c]Citibank Credit Card Issuance Trust, 2005-A3, A3, FRN, 0.531%, 4/24/14	United States	1,000,000	826,752
Citigroup/Deutsche Bank Commercial Mortgage Trust, [c]2005-CD1, A4, FRN, 5.40%, 7/15/44	United States	1,600,000	1,331,800
2006-CD3, A5, 5.617%, 10/15/48	United States	9,800,000	7,835,275
Countrywide Asset-Backed Certificates, 2004-7, AF4, 4.774%, 8/25/32	United States	136,719	135,556
2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000	667,190
GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%, 1/10/38	United States	934,225	834,298
Greenwich Capital Commercial Funding Corp., 2004-GG1, A7, 5.317%, 6/10/36	United States	1,605,000	1,339,921
2005-GG5, A5, 5.224%, 4/10/37	United States	1,395,000	1,150,461
[c]2006-GG7, A4, FRN, 5.913%, 7/10/38	United States	4,000,000	3,134,706
GS Mortgage Securities Corp. II, 2003-C1, A3, 4.608%, 1/10/40	United States	1,100,000	971,594
[c]2006-GG6, A4, FRN, 5.553%, 4/10/38	United States	4,000,000	3,251,806
LB-UBS Commercial Mortgage Trust, [c]2002-C2, A4, FRN, 5.594%, 6/15/31	United States	1,000,000	936,325
2006-C1, A4, 5.156%, 2/15/31	United States	5,700,000	4,542,125

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Banks (continued)
[c]Morgan Stanley Capital I Trust, 2004-IQ7, A4, FRN, 5.431%, 6/15/38	United States	4,000,000	$3,485,381

			32,088,189

Diversified Financials 3.2%
[c]American Express Credit Account Master Trust, 2008-1, A, FRN, 1.645%, 8/15/13	United States	2,800,000	2,489,615
[c]Chase Issuance Trust, 2005-A9, A9, FRN, 1.215%, 11/15/11	United States	1,000,000	964,306
2007-A9, A9, FRN, 1.225%, 6/16/14	United States	5,000,000	4,095,158
sub. note, 2006-A7, A, FRN, 1.205%, 2/15/13	United States	800,000	715,712
Citigroup Commercial Mortgage Trust, 2008-C7, A4, 6.095%, 12/10/49	United States	8,700,000	6,744,833
JPMorgan Chase Commercial Mortgage Securities Corp., [c]2004-CB9, A4, FRN, 5.377%, 6/12/41	United States	5,096,445	4,322,887
2004-LN2, A2, 5.115%, 7/15/41	United States	412,616	348,325
[c]2005-LDP5, A4, FRN, 5.179%, 12/15/44	United States	3,400,000	2,735,001
[i]Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24	United States	2,573	2,561
[c]MBNA Credit Card Master Note Trust, 2005-A4, A4, FRN, 1.235%, 11/15/12	United States	1,000,000	922,593
[c]MBNA Master Credit Card Trust II, 1997-B, A, FRN, 1.355%, 8/15/14	United States	10,000,000	8,349,268
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	173,298	140,103

			31,830,362

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $76,974,716)			63,918,551

Mortgage-Backed Securities 15.5%
[c]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%[a]
FHLMC, 6.073%, 1/01/33	United States	148,263	148,499

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 7.4%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	3,308,791	3,401,169
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	3,579,352	3,689,483
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	845,102	873,578
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	30,190	31,311
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	12,543	13,034
[e]FHLMC Gold 30 Year, 5.00%, 1/01/34 - 6/01/38	United States	17,781,397	18,188,505
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 7/01/38	United States	19,513,569	20,002,372
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 6/01/38	United States	15,855,727	16,358,402
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 8/01/38	United States	10,487,511	10,908,238
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 1/01/32	United States	134,494	141,503
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	2,798	2,969

			73,610,564

[c]Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 4.547%, 4/01/20	United States	149,457	149,390
FNMA, 4.614%, 12/01/34	United States	832,766	834,568

			983,958

Federal National Mortgage Association (FNMA) Fixed Rate 7.4%
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	645,065	661,879
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	690,776	713,482
FNMA 15 Year, 5.50%, 10/01/16 - 4/01/21	United States	1,952,210	2,014,987
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	23,795	24,796
FNMA 15 Year, 7.00%, 5/01/12	United States	2,202	2,280

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]		Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 5.00%, 4/01/34 - 6/01/38	United States	16,098,700		$16,458,986
FNMA 30 Year, 5.50%, 8/01/33 - 5/01/36	United States	16,868,824		17,318,344
[e]FNMA 30 Year, 6.00%, 1/01/29 - 5/01/38	United States	27,003,227		27,836,851
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	8,480,072		8,822,200
FNMA 30 Year, 7.50%, 9/01/31	United States	26,587		28,176

				73,881,981

Government National Mortgage Association (GNMA) Fixed Rate 0.6%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	1,785,753		1,838,083
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	2,504,694		2,587,955
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	15,438		16,229
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	112,731		119,296
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	2,915		3,090
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	485,615		498,651
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	609,817		629,167
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	223,135		234,438
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	60,415		63,865

				5,990,774

Total Mortgage-Backed Securities (Cost $149,886,198)				154,615,776

U.S. Government and Agency Securities 8.0%
FHLMC, 3.75%, 6/28/13	United States	3,000,000		3,198,012
5.00%, 2/16/17	United States	3,000,000		3,407,268
5.625%, 3/15/11	United States	500,000		545,231
senior note, 4.75%, 3/5/12	United States	6,000,000		6,515,466
FNMA, 4.125%, 4/15/14	United States	700,000		756,868
U.S. Treasury Bond, 4.50%, 2/15/16	United States	5,600,000		6,594,006
7.125%, 2/15/23	United States	4,980,000		7,226,448
7.875%, 2/15/21	United States	3,600,000		5,351,627
U.S. Treasury Note, 3.50%, 12/15/09	United States	2,500,000		2,575,393
4.00%, 8/31/09	United States	2,900,000		2,970,122
4.125%, 5/15/15	United States	7,700,000		8,833,348
4.25%, 8/15/14	United States	1,800,000		2,069,438
4.625%, 2/15/17	United States	6,000,000		7,097,814
4.75%, 8/15/17	United States	2,900,000		3,468,220
[k]Index Linked, 1.625%, 1/15/15	United States	3,403,767		3,157,528
[k]Index Linked, 1.625%, 1/15/15	United States	7,972,873		7,556,793
[k]Index Linked, 2.00%, 7/15/14	United States	4,597,305		4,349,124
[k]Index Linked, 2.00%, 1/15/16	United States	4,475,278		4,287,177

Total U.S. Government and Agency Securities (Cost $75,195,353)				79,959,883

Foreign Government and Agency Securities 13.8%
European Investment Bank, senior note, 1612/37, 6.50%, 9/10/14	Supranational[l]	4,555,000	NZD	2,889,002
[c,m]Government of Argentina, senior bond, FRN, 3.127%, 8/03/12	Argentina	33,037,000		8,771,670
Government of Indonesia, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	159,358
FR17, 13.15%, 1/15/12	Indonesia	2,300,000,000	IDR	218,922

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]		Value
Foreign Government and Agency Securities (continued)
Government of Indonesia, (continued)
FR19, 14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	$3,531,725
FR20, 14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	2,363,700
FR34, 12.80%, 6/15/21	Indonesia	39,455,000,000	IDR	3,764,512
FR42, 10.25%, 7/15/27	Indonesia	28,000,000,000	IDR	2,209,175
[n]Reg S, 6.625%, 2/17/37	Indonesia	330,000		249,062
[n]Reg S, 6.875%, 1/17/18	Indonesia	2,040,000		1,664,567
[n]senior bond, Reg S, 7.75%, 1/17/38	Indonesia	4,000,000		3,375,000
[n]senior bond, Reg S, 8.50%, 10/12/35	Indonesia	360,000		302,787
[n]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq	1,190,000		507,237
Government of Malaysia, 3.461%, 7/31/13	Malaysia	6,400,000	MYR	1,886,820
3.756%, 4/28/11	Malaysia	18,465,000	MYR	5,440,059
3.814%, 2/15/17	Malaysia	11,400,000	MYR	3,413,185
4.24%, 2/07/18	Malaysia	6,600,000	MYR	2,057,070
4.305%, 2/27/09	Malaysia	17,925,000	MYR	5,201,747
Government of Mexico, 8.00%, 12/17/15	Mexico	350,000	[o] MXN	2,563,307
10.00%, 12/05/24	Mexico	1,174,000	[o] MXN	9,854,238
Government of Poland, 5.75%, 9/23/22	Poland	19,100,000	PLN	6,670,896
Government of Russia, [i]144A, 7.50%, 3/31/30	Russia	4,700,080		4,159,571
[n]senior bond, Reg S, 7.50%, 3/31/30	Russia	18,032,000		15,890,700
Government of South Africa, 5.875%, 5/30/22	South Africa	100,000		82,750
Government of Sweden, 4.00%, 12/01/09	Sweden	42,420,000	SEK	5,561,121
5.50%, 10/08/12	Sweden	13,990,000	SEK	2,028,475
Government of Venezuela, 10.75%, 9/19/13	Venezuela	2,105,000		1,389,300
[n]senior bond, Reg S, 5.375%, 8/07/10	Venezuela	2,965,000		2,327,673
KfW Bankengruppe, senior note, 6.50%, 11/15/11	Germany	3,588,000	NZD	2,219,721
Korea Treasury Bond, 0525-1209, 5.25%, 9/10/12	South Korea	1,700,000,000	KRW	1,404,852
0525-2703, 5.25%, 3/10/27	South Korea	5,861,000,000	KRW	4,962,592
0550-1709, 5.50%, 9/10/17	South Korea	10,510,000,000	KRW	8,987,684
New South Wales Treasury Corp., senior note, 5.50%, 3/01/17	Australia	3,540,000	AUD	2,617,342
Nota Do Tesouro Nacional, 9.762%, 1/01/12	Brazil	900	[p] BRL	365,839
9.762%, 1/01/14	Brazil	2,700	[p] BRL	1,047,580
9.762%, 1/01/17	Brazil	23,200	[p] BRL	8,642,348
[q]Index Linked, 6.00%, 5/15/15	Brazil	2,500	[p] BRL	1,734,657
[q]Index Linked, 6.00%, 5/15/45	Brazil	1,725	[p] BRL	1,130,139
Province of Ontario, 6.25%, 6/16/15	Canada	997,000	NZD	605,893
Queensland Treasury Corp., 13, 6.00%, 8/14/13	Australia	600,000	AUD	446,615
17, 6.00%, 9/14/17	Australia	1,200,000	AUD	918,705
[i]144A, 7.125%, 9/18/17	Australia	5,640,000	NZD	3,880,253

Total Foreign Government and Agency Securities (Cost $157,311,235)				137,497,849

Municipal Bonds 1.5%
California State GO, Refunding, 5.00%, 4/01/38	United States	12,000,000		10,183,800

FSI-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Municipal Bonds (continued)
[e]Matanuska-Susitna Borough Lease Revenue, Goose Greek Correctional Center, Assured Guaranty,
5.50%, 9/01/23	United States	835,000	$842,306
6.00%, 9/01/28	United States	1,045,000	1,060,508
[e]Philadelphia GO, Series B, Assured Guaranty, 7.125%, 7/15/38	United States	465,000	487,134
Placentia-Yorba Linda USD, GO, 2008 Election, Series A, 5.25%, 8/01/32	United States	1,250,000	1,213,762
San Bernardino Community College District GO, Election 2002, Series A, 6.25%, 8/01/33	United States	315,000	327,861
Election 2002, Series A, 6.375%, 8/01/26	United States	210,000	225,622
Election 2002, Series A, 6.50%, 8/01/27	United States	305,000	328,857
Election 2002, Series A, 6.50%, 8/01/28	United States	125,000	133,623
San Mateo County Community College District GO, Election of 2001, Series C, MBIA Insured, zero cpn.,
9/01/30	United States	895,000	224,797
3/01/31	United States	245,000	59,141

Total Municipal Bonds (Cost $16,667,295)			15,087,411

Total Investments before Short Term Investments (Cost $1,084,118,855)			912,479,110

Short Term Investments
Foreign Government and Agency Securities (Cost $13,701,266) 1.3%
[r]Egypt Treasury Bills, 1/13/09 - 9/22/09	Egypt	76,675,000 EGP	13,372,959

Total Investments before Money Markets Funds (Cost $1,097,820,121)			925,852,069

Money Market Funds (Cost $44,875,873) 4.5%
[s]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	United States	44,875,873	44,875,873

Total Investments (Cost $1,142,695,994) 97.5%			970,727,942
Unrealized Appreciation on Forward Exchange Contracts 2.0%			20,048,269
Other Assets, less Liabilities 0.5%			5,503,242

Net Assets 100.0%			$996,279,453

See Abbreviations on page FSI-40.

FSI-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin Strategic Income Securities Fund

aRounds to less than 0.1% of net assets.

bThe principal amount is stated in U.S. dollars unless otherwise indicated.

cThe coupon rate shown represents the rate at period end.

dSee Note 1(f) regarding senior floating rate interests.

eA portion or all of the security purchased on a when-issued, delayed delivery, or TBA basis. See Note 1(c).

fIncome may be received in additional securities and/or cash.

gSee Note 10 regarding unfunded loan commitments.

hSee Note 9 regarding defaulted securities.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the aggregate value of these securities was $54,596,568, representing 5.48% of net assets.

jPerpetual security with no stated maturity date.

kPrincipal amount of security is adjusted for inflation. See Note 1(h).

lA supranational organization is an entity formed by two or more central governments through international treaties.

mThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

nSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the aggregate value of these securities was $24,317,026, representing 2.44% of net assets.

oPrincipal amount is stated in 100 Mexican Peso Units.

pPrincipal amount is stated in 1,000 Brazilian Real Units.

qRedemption price at maturity is adjusted for inflation. See Note 1(h).

rThe security is traded on a discount basis with no stated coupon rate.

sSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSI-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,097,820,121
Cost - Sweep Money Fund (Note 7)	44,875,873

Total cost of investments	$1,142,695,994

Value - Unaffiliated issuers	$925,852,069
Value - Sweep Money Fund (Note 7)	44,875,873

Total value of investments	970,727,942
Cash	3,033,132
Receivables:
Investment securities sold	7,008,553
Capital shares sold	521,490
Dividends and interest	12,272,027
Unrealized appreciation on forward exchange contracts (Note 8)	23,504,406

Total assets	1,017,067,550

Liabilities:
Payables:
Investment securities purchased	15,387,066
Capital shares redeemed	1,140,385
Affiliates	503,452
Unrealized depreciation on forward exchange contracts (Note 8)	3,456,137
Unrealized depreciation on unfunded loan commitments (Note 10)	41,742
Accrued expenses and other liabilities	259,315

Total liabilities	20,788,097

Net assets, at value	$996,279,453

Net assets consist of:
Paid-in capital	$1,132,821,271
Undistributed net investment income	73,893,369
Net unrealized appreciation (depreciation)	(152,110,911)
Accumulated net realized gain (loss)	(58,324,276)

Net assets, at value	$996,279,453

The accompanying notes are an integral part of these financial statements.

FSI-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Franklin Strategic Income Securities Fund
Class 1:
Net assets, at value	$903,358,306

Shares outstanding	85,391,276

Net asset value and maximum offering price per share	$10.58

Class 2:
Net assets, at value	$33,154,998

Shares outstanding	3,185,430

Net asset value and maximum offering price per share	$10.41

Class 4:
Net assets, at value	$59,766,149

Shares outstanding	5,669,016

Net asset value and maximum offering price per share	$10.54

The accompanying notes are an integral part of these financial statements.

FSI-28

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Strategic Income Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$1,722,252
Sweep Money Fund (Note 7)	413,583
Interest	69,273,145

Total investment income	71,408,980

Expenses:
Management fees (Note 3a)	3,983,302
Administrative fees (Note 3b)	2,220,954
Distribution fees: (Note 3c)
Class 2	77,707
Class 4	64,312
Unaffiliated transfer agent fees	1,249
Custodian fees (Note 4)	267,144
Reports to shareholders	125,825
Registration and filing fees	6,880
Professional fees	75,793
Trustees’ fees and expenses	5,269
Other	62,989

Total expenses	6,891,424
Expense reductions (Note 4)	(10,364)

Net expenses	6,881,060

Net investment income	64,527,920

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(48,425,370)
Foreign currency transactions	2,493,369

Net realized gain (loss)	(45,932,001)

Net change in unrealized appreciation (depreciation) on:
Investments	(167,425,394)
Translation of other assets and liabilities denominated in foreign currencies	18,182,757

Net change in unrealized appreciation (depreciation)	(149,242,637)

Net realized and unrealized gain (loss)	(195,174,638)

Net increase (decrease) in net assets resulting from operations	$(130,646,718)

The accompanying notes are an integral part of these financial statements.

FSI-29

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$64,527,920	$58,545,747
Net realized gain (loss) from investments and foreign currency transactions	(45,932,001)	22,587,818
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(149,242,637)	(20,398,758)

Net increase (decrease) in net assets resulting from operations	(130,646,718)	60,734,807

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(75,447,333)	(52,500,471)
Class 2	(2,134,730)	(878,649)
Class 4	(378,318)	—
Net realized gains:
Class 1	(2,612,141)	(2,882,439)
Class 2	(75,424)	(50,064)
Class 4	(13,098)	—

Total distributions to shareholders	(80,661,044)	(56,311,623)

Capital share transactions: (Note 2)
Class 1	17,384,945	180,376,622
Class 2	14,711,199	12,839,267
Class 4	64,028,404	—

Total capital share transactions	96,124,548	193,215,889

Net increase (decrease) in net assets	(115,183,214)	197,639,073
Net assets:
Beginning of year	1,111,462,667	913,823,594

End of year	$996,279,453	$1,111,462,667

Undistributed net investment income included in net assets:
End of year	$73,893,369	$74,316,140

The accompanying notes are an integral part of these financial statements.

FSI-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Strategic Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 97.08% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment

FSI-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Security Valuation (continued)

manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

FSI-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Foreign Currency Contracts (continued)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	6,009,961	$75,187,150	11,675,973	$149,677,141
Shares issued in reinvestment of distributions	6,504,956	78,059,474	4,459,172	55,382,910
Shares redeemed	(12,154,687)	(135,861,679)	(1,960,490)	(24,683,429)

Net increase (decrease)	360,230	$17,384,945	14,174,655	$180,376,622

Class 2 Shares:
Shares sold	1,884,648	$21,711,802	1,114,032	$14,054,418
Shares issued in reinvestment of distributions	186,984	2,210,154	75,751	928,713
Shares redeemed	(839,920)	(9,210,757)	(171,480)	(2,143,864)

Net increase (decrease)	1,231,712	$14,711,199	1,018,303	$12,839,267

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2008[a]
Class 4 Shares:	Shares	Amount
Shares sold	5,781,965	$65,263,343
Shares issued on reinvestment of distributions	32,643	391,067
Shares redeemed	(145,592)	(1,626,006)

Net increase (decrease)	5,669,016	$64,028,404

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $40,554,464 expiring in 2016.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $16,922,957 and $694,309, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$79,728,267	$54,516,053
Long term capital gain	932,777	1,795,570

	$80,661,044	$56,311,623

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,144,972,541

Unrealized appreciation	$19,478,564
Unrealized depreciation	(193,723,163)

Net unrealized appreciation (depreciation)	$(174,244,599)

Distributable earnings – undistributed ordinary income	$94,192,828

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, and bond discounts and premiums.

FSI-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $592,821,293 and $504,252,493, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy
4,800,000,000	South Korean Won	4,455,315	CHF	2/13/09	$—	$(361,794)
16,200,000	Euro	20,982,970		3/04/09	1,619,205	—
4,459,000	Euro	6,926,165		3/04/09	—	(704,986)
7,800,000	Euro	10,030,410		3/16/09	849,061	—
3,700,000	Euro	4,990,560		4/23/09	165,967	—
3,380,000	Euro	4,901,169		5/29/09	—	(194,090)
350,000,000	South Korean Won	321,251	CHF	6/02/09	—	(22,904)
4,300,000	Euro	6,039,350		6/03/09	—	(51,669)
80,526,837	Russian Ruble	36,540,189	MXN	7/01/09	—	(271,018)
2,500,000	U.S. Dollar	1,625,678	EUR	7/10/09	237,756	—
3,000,000	U.S. Dollar	2,153,888	EUR	9/17/09	5,041	—
38,481,000	Chinese Yuan	5,609,475		9/23/09	—	(111,544)
25,213,795	Russian Ruble	1,199,478	AUD	9/24/09	—	(151,614)
38,830,178	Russian Ruble	1,866,434	AUD	9/28/09	—	(248,397)
9,689,431,018	Viet Nam Dong	786,825	AUD	10/07/09	—	(18,304)
3,198,979	Chinese Yuan	691,178	AUD	10/13/09	—	(24,255)
3,285,166	Chinese Yuan	697,590	AUD	10/19/09	—	(16,225)
4,344,052	Chinese Yuan	628,025		10/23/09	—	(7,208)
7,365,718	Chinese Yuan	1,059,186		10/26/09	—	(6,467)
4,405,928	Chinese Yuan	628,969		10/27/09	746	—
8,080,000	Swiss Franc	5,454,852	EUR	10/27/09	46,942	—

Contracts to Sell
35,467,487	Mexican Peso	123,540,352	INR	1/27/09	—	(27,838)
10,477,500,000	South Korean Won	12,073,913	CHF	2/13/09	2,990,399	—
26,512,592	Mexican Peso	2,356,256		2/27/09	457,530	—
22,400,000	Euro	33,537,952		3/04/09	2,285,561	—
3,620,000	Euro	550,909,700	JPY	3/05/09	1,029,742	—
3,620,000	Euro	556,748,760	JPY	3/09/09	1,095,272	—
11,000,000	Euro	16,782,150		3/16/09	1,439,307	—
3,150,000	Euro	487,588,500	JPY	4/06/09	994,134	—
63,646,720	Mexican Peso	5,765,101		4/07/09	1,252,163	—
1,072,248	U.S. Dollar	134,851,270	KZT	4/17/09	—	(42,242)
5,655,000	Euro	8,844,872		4/23/09	963,748	—

FSI-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Sell
2,505,000	Euro	396,729,375	JPY	4/23/09	$892,870	$—
8,000,000	Euro	12,306,560		5/29/09	1,165,545	—
3,111,000,000	South Korean Won	3,136,405	CHF	6/02/09	467,546	—
3,050,000	British Pound Sterling	18,867,910	MYR	6/03/09	1,010,269	—
8,000,000	Euro	12,189,200		6/03/09	1,049,328	—
783,874	Euro	3,911,766	MYR	6/12/09	40,228	—
47,681,503	Mexican Peso	2,156,825,128	CLP	6/12/09	—	(30,301)
3,868,000	Euro	5,914,365		6/15/09	529,562	—
1,028,088	Euro	5,105,998	MYR	6/15/09	45,806	—
2,038,072	Euro	10,088,456	MYR	6/16/09	81,160	—
2,568,000,000	South Korean Won	2,603,934	CHF	7/09/09	399,311	—
507,000,000	South Korean Won	510,625	CHF	7/24/09	75,563	—
10,695,649	New Zealand Dollar	72,038,406,663	IDR	8/04/09	13,789	—
2,062,207	New Zealand Dollar	34,603,842	RUB	8/12/09	—	(222,851)
2,048,716	New Zealand Dollar	34,287,311	RUB	8/14/09	—	(224,592)
1,935,551	New Zealand Dollar	23,455,969,704	VND	8/14/09	179,458	—
2,166,048,000	South Korean Won	2,154,178	CHF	8/28/09	296,945	—
2,030,000	Euro	9,947,406	MYR	9/03/09	61,478	—
17,883,017	Mexican Peso	42,761,871	RUB	9/17/09	—	(64,778)
Unrealized appreciation (depreciation) on offsetting forward exchange contracts					1,762,974	(653,060)

Unrealized appreciation (depreciation) on forward exchange contracts					23,504,406	(3,456,137)

Net unrealized appreciation (depreciation) on forward exchange contracts					$20,048,269

aIn U.S. dollars unless otherwise indicated.

See Abbreviations on page FSI-40.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 36.55% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2008, the aggregate value of these securities was $1,459,116, representing 0.15% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

FSI-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

10. UNFUNDED LOAN COMMITMENTS (continued)

At December 31, 2008, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Community Health Systems Inc., Delayed Draw Term Loan	$232,796

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities	$58,276,132	$912,166,390	$285,420	$970,727,942
Other Financial Instruments[a]	—	23,504,406	—	23,504,406
Liabilities:
Other Financial Instruments[a]	—	3,497,879	—	3,497,879

aOther financial instruments include net unrealized appreciation (depreciation) on forward exchange contracts and unfunded loan commitments.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

Investments In Securities
Beginning Balance – January 1, 2008	$—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Net purchases (sales)	285,420
Transfers in and/or out of Level 3	—

Ending Balance	$285,420

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of year	$—

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

13. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Currency

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

CLP - Chilean Peso

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

KZT - Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

NZD - New Zealand Dollar

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

VND - Viet Nam Dong

Selected Portfolio

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

GO - General Obligation

L/C - Letter of Credit

MBIA - Municipal Bond Investors Assurance Corp.

PIK - Payment-In-Kind

REIT - Real Estate Investment Trust

SF - Single Family

USD - Unified/Union School District

FSI-40

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FSI-41

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Strategic Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates the maximum amount allowable but no less than $932,777 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

FSI-42

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

This annual report for Franklin Templeton VIP Founding Funds Allocation Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	Since Inception (7/2/07)
Average Annual Total Return	-35.85%	-29.00%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -30.81%. Effective 12/1/07, the administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses, otherwise payable by the Fund, excluding acquired funds’ fees and expenses, so that direct operating expenses of the Fund do not exceed 0.48% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 4/30/09. If the administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the Fund’s benchmarks, the S&P 500 and the MSCI World Index, had total returns of -37.00% and -40.33% for the same period.1

Economic and Market Overview

In 2008, the U.S. economy faltered and The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation’s economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

The weakening U.S. economy negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. In an environment of extremely high commodity prices that increased inflationary pressure, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, this Fund may be subject to those same risks. Investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Because the underlying funds invest in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FFA-2

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world’s other central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world’s monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Investment Strategy

The Fund invests its assets in an equally weighted combination of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1/ 3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the fiscal year under review, Fund performance was hindered by Templeton Growth Securities Fund – Class 1, which underperformed the MSCI World Index. Mutual Shares Securities Fund – Class 1 performed comparably to the S&P 500, while Franklin Income Securities Fund – Class 1 performed better than the S&P 500.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

FFA-3

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

FFA-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08*	Fund-Level Expenses Incurred During Period 7/1/08–12/31/08*	Fund-Level Expenses Incurred During Period 7/1/08–12/31/08**
Actual	$1,000	$722.00	$2.08	$4.89
Hypothetical (5% return before expenses)	$1,000	$1,022.67	$2.44	$5.74

*Expenses are calculated using the annualized expense ratio excluding expenses of the underlying funds, net of expense waiver, for the Fund’s Class 4 shares (0.48%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waiver, for the Fund’s Class 4 shares (1.13%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FFA-6

Supplement Dated February 12, 2009

to the Prospectus Dated May 1, 2008

of

Franklin Templeton VIP Founding Funds Allocation Fund (the “Fund”)

A series of Franklin Templeton Variable Insurance Products Trust

The Annual Fund Operating Expenses table and footnotes included under “Fees and Expenses” of the Fund’s Class 4 prospectus, page FFA-7, are replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)1

Class 4
Distribution and service (12b-1 fees)[1]	0.35%
Other expenses, including administration fees[1,2]	0.41%
Acquired funds estimated fees and expenses[3]	0.65%
Total annual operating expenses[1,2,3]	1.41%
Administration fees waiver and expense reduction[2]	-0.28%
Net annual Fund operating expenses[1,2,3,4]	1.13%

1.	Operating expenses are estimates based on Class 1 expenses for the fiscal year ended December 31, 2007, except for the 12b-1 fees which are based on the Class 4 maximum contractual amounts.
2.	Effective December 1, 2007, the administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses otherwise payable by the Fund, excluding acquired funds’ fees and expenses, so that direct operating expenses of the Fund do not exceed 0.48% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganization, and liquidations) until April 30, 2009.
3.	Acquired funds’ estimated fees and expenses are based on the acquired funds’ Class 1 expenses for the fiscal year ended December 31, 2007.
4.	Because Fund shares are held by a limited number of Insurers, substantial withdrawals by one of more Insurers could reduce Fund assets, causing total Fund expenses to become higher.

Please keep this supplement for future reference.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 1	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.33	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.28	(0.19)
Net realized and unrealized gains (losses)	(3.64)	(0.48)

Total from investment operations	(3.36)	(0.67)

Less distributions from:
Net investment income	(0.19)	—
Net realized gains	(0.17)	—

Total distributions	(0.36)	—

Net asset value, end of year	$5.61	$9.33

Total return[e]	(35.75)%	(6.70)%
Ratios to average net assets[f]
Expenses[g]	0.13% [h]	0.41%
Net investment income (loss)	3.81%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$339	$466
Portfolio turnover rate	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.65% for the year ended December 31, 2008.

hBenefit of waiver and payment by affiliate rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 2	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.31	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.27	(0.03)
Net realized and unrealized gains (losses)	(3.63)	(0.66)

Total from investment operations	(3.36)	(0.69)

Less distributions from:
Net investment income	(0.17)	—
Net realized gains	(0.17)	—

Total distributions	(0.34)	—

Net asset value, end of year	$5.61	$9.31

Total return[e]	(35.87)%	(6.90)%
Ratios to average net assets[f]
Expenses[g]	0.38% [h]	0.66%
Net investment income (loss)	3.56%	(0.66)%

Supplemental data
Net assets, end of year (000’s)	$338,320	$131,710
Portfolio turnover rate	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.65% for the year ended December 31, 2008.

hBenefit of waiver and payment by affiliate rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.65

Income from investment operations[b]:
Net investment income[c,d]	0.19
Net realized and unrealized gains (losses)	(2.87)

Total from investment operations	(2.68)

Less distributions from:
Net investment income	(0.18)
Net realized gains	(0.17)

Total distributions	(0.35)

Net asset value, end of period	$5.62

Total return[e]	(30.81)%
Ratios to average net assets[f]
Expenses[g,h]	0.48%
Net investment income	3.46%

Supplemental data
Net assets, end of period (000’s)	$263,001
Portfolio turnover rate	22.09%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.65% for the period ended December 31, 2008.

hBenefit of waiver and payment by affiliate rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds 98.3%[a]
Domestic Equity 32.7%
Mutual Shares Securities Fund, Class 1	16,488,990	$196,548,762

Domestic Hybrid 32.9%
Franklin Income Securities Fund, Class 1	17,164,578	197,907,583

Foreign Equity 32.7%
Templeton Growth Securities Fund, Class 1	23,615,076	196,949,736

Total Investments in Underlying Funds (Cost $780,105,439) 98.3%		591,406,081
Other Assets, less Liabilities 1.7%		10,254,246

Net Assets 100.0%		$601,660,327

aSee Note 6 regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds (Note 6):
Cost	$780,105,439

Value	$591,406,081
Cash	8,235,628
Receivables from capital shares sold	2,384,618

Total assets	602,026,327

Liabilities:
Payables:
Capital shares redeemed	3,086
Affiliates	308,329
Reports to shareholders	31,658
Professional fees	21,179
Accrued expenses and other liabilities	1,748

Total liabilities	366,000

Net assets, at value	$601,660,327

Net assets consist of:
Paid-in capital	$834,303,884
Undistributed net investment income	298,781
Net unrealized appreciation (depreciation)	(188,699,358)
Accumulated net realized gain (loss)	(44,242,980)

Net assets, at value	$601,660,327

Class 1:
Net assets, at value	$339,237

Shares outstanding	60,420

Net asset value and maximum offering price per share	$5.61

Class 2:
Net assets, at value	$338,320,164

Shares outstanding	60,345,825

Net asset value and maximum offering price per share	$5.61

Class 4:
Net assets, at value	$263,000,926

Shares outstanding	46,831,744

Net asset value and maximum offering price per share	$5.62

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 6)	$14,821,741

Expenses:
Administrative fees (Note 3a)	374,990
Distribution fees: (Note 3b)
Class 2	711,406
Class 4	320,786
Unaffiliated transfer agent fees	882
Reports to shareholders	56,273
Registration and filing fees	4,721
Professional fees	24,065
Trustees’ fees and expenses	1,368
Amortization of offering costs	12,615
Other	8,355

Total expenses	1,515,461
Expenses waived/paid by affiliates (Note 3d)	(16,530)

Net expenses	1,498,931

Net investment income	13,322,810

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Sale of investments in Underlying Funds	(44,217,326)
Realized gain distributions by Underlying Funds	18,279,959

Net realized gain (loss) from Underlying Funds	(25,937,367)

Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(187,235,978)

Net realized and unrealized gain (loss)	(213,173,345)

Net increase (decrease) in net assets resulting from operations	$(199,850,535)

The accompanying notes are an integral part of these financial statements.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton VIP Founding Funds Allocation Fund
	Year Ended December 31,
	2008	2007[a]

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,322,810	$(132,435)
Net realized gain (loss) from Underlying Funds	(25,937,367)	(950)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(187,235,978)	(1,463,380)

Net increase (decrease) in net assets resulting from operations	(199,850,535)	(1,596,765)

Distributions to shareholders from:
Net investment income:
Class 1	(10,512)	—
Class 2	(9,341,768)	—
Class 4	(6,456,197)	—
Net realized gains:
Class 1	(9,690)	—
Class 2	(9,265,863)	—
Class 4	(6,240,747)	—

Total distributions to shareholders	(31,324,777)	—

Capital share transactions: (Note 2)
Class 1	90,126	500,000
Class 2	361,467,772	133,273,194
Class 4	339,101,312	—

Total capital share transactions	700,659,210	133,773,194

Net increase (decrease) in net assets	469,483,898	132,176,429
Net assets:
Beginning of year	132,176,429	—

End of year	$601,660,327	$132,176,429

Undistributed net investment income included in net assets:
End of year	$298,781	$—

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for the open tax year and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007[b]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	13,307	$107,831	50,000	$500,000
Shares issued in reinvestment of distributions	3,776	20,201	—	—
Shares redeemed	(6,663)	(37,906)	—	—

Net increase (decrease)	10,420	$90,126	50,000	$500,000

Class 2 Shares:
Shares sold	47,997,548	$380,425,736	14,284,933	$134,614,945
Shares issued in reinvestment of distributions	3,484,575	18,607,631	—	—
Shares redeemed	(5,276,048)	(37,565,595)	(145,183)	(1,341,751)

Net increase (decrease)	46,206,075	$361,467,772	14,139,750	$133,273,194

Class 4 Shares:
Shares sold	62,420,570	$442,309,673
Shares issued on reinvestment of distributions	2,373,260	12,696,943
Shares redeemed	(17,962,086)	(115,905,304)

Net increase (decrease)	46,831,744	$339,101,312

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.
[b]For	the period July 2, 2007 (commencement of operations) to December 31, 2007.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investment in the Underlying Funds.

b. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Waiver and Expense Reimbursements

FT Services agreed in advance to waive all or a portion of its fees and to assume payment of other expenses through April 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end. After April 30, 2009, FT Services may discontinue this waiver at any time upon notice to the Fund’s Board of Trustees.

4. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $24,704.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$15,846,479	$—
Long term capital gain	15,478,298	—

	$31,324,777	$—

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

4. INCOME TAXES (continued)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$824,323,716

Unrealized appreciation	$—
Unrealized depreciation	(232,917,635)

Net unrealized appreciation (depreciation)	$(232,917,635)

Distributable earnings – undistributed ordinary income	$298,781

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of offering costs and short term capital gains distributions from Underlying Funds.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and short term capital gains distributions from Underlying Funds.

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2008, aggregated $776,316,891 and $83,383,774, respectively.

6. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by Franklin Advisers, Inc. (Advisers), an affiliate of FT Services, or an affiliate of Advisers. The Fund does not invest in the Underlying Funds for the purpose of exercising management or control. At December 31, 2008, the Fund held the following positions which exceed 5% of the Underlying Funds’ shares outstanding:

Name of Issuer	% of Shares Held
Templeton Growth Securities Fund, Class 1	10.17%
Mutual Shares Securities Fund, Class 1	5.28%

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, administrative fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

7. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

7. FAIR VALUE MEASUREMENTS (continued)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2008, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs.

8. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

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Franklin Templeton Variable Insurance Products Trust

Franklin Templeton VIP Founding Funds Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton VIP Founding Funds Allocation Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 2, 2007 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in the Underlying Funds at December 31, 2008 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FFA-20

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $15,478,298 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 24.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

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FRANKLIN U.S. GOVERNMENT FUND

This annual report for Franklin U.S. Government Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	+7.59%	+5.00%	+5.55%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was +5.14%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Barclays Capital (BC) U.S. Government: Intermediate Index and the Lipper VIP General U.S. Government Funds Classification Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: © 2009 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a significant to substantial portion of which is Ginnie Maes.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the BC U.S. Government: Intermediate Index’s +10.43% return and outperformed the Lipper VIP General U.S. Government Funds Classification Average’s +3.86% return.1

Economic and Market Overview

In 2008, economic conditions deteriorated. The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled equity markets. Despite government interventions and massive emergency funding, the nation’s economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 Economic growth, as measured by gross domestic product (GDP) rebounded from a 0.9% annualized rate in the first quarter of 2008 to a 2.8% annualized pace in the second quarter, largely due to strong exports and government spending. However, in the third and fourth quarters of 2008, GDP fell at annualized rates of 0.5% and an estimated 3.8%, reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing export growth.

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $45 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly late in the review period, and December’s inflation rate was an annualized 0.1%.2 Core inflation,

1. Sources: © 2009 Morningstar; Lipper, Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund’s portfolio adjust to a rise in interest rates, the Fund’s share price may decline. U.S. government securities owned by the Fund, but not shares of the Fund, may be guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions. The Fund’s prospectus also includes a description of the main investment risks.

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which excludes food and energy costs, rose at a 1.8% annual rate; this level was within the Federal Reserve Board’s (Fed’s) informal target range of 1.5%–2.0%.2 The core personal consumption expenditures price index reported a 12-month increase of 1.7%.3

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the year under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 4.25% at the start of the reporting period. The Fed and U.S. Treasury Department also introduced new programs such as the Primary Dealer Credit Facility (PDCF) and the Troubled Asset Relief Program (TARP), which were intended to stimulate market liquidity.

Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly, Treasury prices soared and yields across the maturity spectrum plummeted. Investors drove the yield on the three-month Treasury bill to a multi-decade low, and LIBOR (London InterBank Offered Rate) rates, which banks charge one another for loans, jumped to record highs. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion. The yield curve steepened and the spread between the two-year Treasury yield and the 10-year Treasury yield increased to 149 basis points (100 basis points equal one percentage point) at the end of December from 99 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 3.05% to 0.76% over the 12-month period. Over the same period, the 10-year U.S. Treasury note yield fell from 4.04% to 2.25%.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

During the 12-month period ended December 31, 2008, the fixed income market experienced extraordinary volatility and uncertainty. At times, positive developments in the financials sector, together with substantial fiscal and monetary stimulus, set a more constructive tone for

3. Source: Bureau of Economic Analysis.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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fixed income markets, but overall conditions remained challenging as concerns lingered over financial market and economic stability. Ginnie Mae (GNMA) securities were somewhat protected from recent market turbulence due to their premium status as a result of their explicit government guarantee.

During the review period, consistent with our investment strategy, we continued to dedicate a portion of our investments primarily to Ginnie Mae (GNMA) mortgage-backed securities, which are guaranteed by the full faith and credit of the U.S. government. However, over the period, GNMA MBS slightly lagged their conventional Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS counterparts, and underperformed comparable high credit-quality U.S. Treasuries.

A fundamental part of our strategy is to uncover dislocations across GNMA markets and risk repricing that we think offer value. As the primary risk for GNMA investors is prepayment risk — the risk of uncertain cash flows caused by prepayments in the underlying mortgages — we actively sought to uncover those areas of the market where we believed repriced risk may have offered value. While housing market volatility did not affect GNMA credit quality, it impacted prepayment characteristics.

Throughout the year we strategically adjusted our allocations as mortgage rates and credit availability fluctuated. For most of the reporting period, as tightening credit standards and a pullback in housing and refinancing activity led to a decline in prepayments across all coupons and program types, we maintained a bias toward premium coupons versus discounts, as we continued to believe the income we earned from these securities should continue as the rate of prepayments waned.

During the review period, we were committed to evaluating opportunities across the GNMA sector and coupon spectrum to isolate those securities that we felt offered the best total return potential. As our research led us to believe that income should continue to drive GNMA performance, we generally looked for opportunities in 30-year collateral bonds as opposed to their 15-year counterparts. At period-end, the Fund’s GNMA assets were allocated between the two tiers of the GNMA market, the GNMA I (comprising single-issuer pools) and GNMA II (comprising multiple-issuer pools) programs, as they have been in the past. However, throughout the reporting period we made incremental adjustments to the portfolio, and by period-end we had slightly reduced

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our weighting in GNMA I securities relative to the GNMA IIs, because in our view, valuations between the two sectors were misaligned.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 4

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$1,059.60	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,020.71	$4.47

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.88%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.89	$12.69	$12.75	$12.99	$13.22

Income from investment operations[a]:
Net investment income[b]	0.58	0.61	0.59	0.54	0.51
Net realized and unrealized gains (losses)	0.39	0.22	(0.07)	(0.20)	(0.05)

Total from investment operations	0.97	0.83	0.52	0.34	0.46

Less distributions from net investment income	(0.67)	(0.63)	(0.58)	(0.58)	(0.69)

Net asset value, end of year	$13.19	$12.89	$12.69	$12.75	$12.99

Total return[c]	7.91%	6.85%	4.31%	2.65%	3.71%
Ratios to average net assets
Expenses[d]	0.53%	0.53%	0.54%	0.52%	0.54%
Net investment income	4.54%	4.83%	4.67%	4.18%	3.90%

Supplemental data
Net assets, end of year (000’s)	$173,018	$167,700	$187,867	$217,165	$259,833
Portfolio turnover rate	17.06%	27.50%	23.46%	21.46%	75.93%
Portfolio turnover rate excluding mortgage dollar rolls[e]	17.06%	27.50%	23.46%	15.62%	33.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(d) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.71	$12.52	$12.59	$12.84	$13.08

Income from investment operations[a]:
Net investment income[b]	0.54	0.57	0.55	0.50	0.47
Net realized and unrealized gains (losses)	0.38	0.22	(0.07)	(0.20)	(0.04)

Total from investment operations	0.92	0.79	0.48	0.30	0.43

Less distributions from net investment income	(0.64)	(0.60)	(0.55)	(0.55)	(0.67)

Net asset value, end of year	$12.99	$12.71	$12.52	$12.59	$12.84

Total return[c]	7.59%	6.61%	4.02%	2.40%	3.48%
Ratios to average net assets
Expenses[d]	0.78%	0.78%	0.79%	0.77%	0.79%
Net investment income	4.29%	4.58%	4.42%	3.93%	3.65%

Supplemental data
Net assets, end of year (000’s)	$450,603	$379,386	$374,323	$379,662	$332,373
Portfolio turnover rate	17.06%	27.50%	23.46%	21.46%	75.93%
Portfolio turnover rate excluding mortgage dollar rolls[e]	17.06%	27.50%	23.46%	15.62%	33.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(d) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

Class 4	Period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.19

Income from investment operations[b]:
Net investment income[c]	0.45
Net realized and unrealized gains (losses)	0.18

Total from investment operations	0.63

Less distributions from net investment income	(0.67)

Net asset value, end of period	$13.15

Total return[d]	5.14%
Ratios to average net assets[e]
Expenses	0.88%
Net investment income	4.19%

Supplemental data
Net assets, end of period (000’s)	$5
Portfolio turnover rate	17.06%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities 67.8%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 5.296%, 6/01/22	$217,173	$216,408
FHLMC, 5.956%, 2/01/19	152,939	154,421

		370,829

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 7.4%
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/34	8,701,379	8,912,850
FHLMC Gold 30 Year, 5.00%, 6/01/37	6,367,056	6,515,202
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 1/01/35	4,187,321	4,295,707
FHLMC Gold 30 Year, 5.50%, 11/01/34	9,152,664	9,387,591
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	9,467,213	9,786,524
FHLMC Gold 30 Year, 6.50%, 11/01/23 - 5/01/35	3,604,786	3,767,312
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	1,242,674	1,303,418
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	71,389	75,488
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	50,844	53,842
FHLMC Gold 30 Year, 8.50%, 7/01/21 - 7/01/31	1,809,247	1,956,051
FHLMC PC 30 Year, 8.00%, 1/01/17 - 9/01/17	10,837	11,437
FHLMC PC 30 Year, 8.50%, 9/01/20	2,559	2,747

		46,068,169

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 0.4%
FNMA, 4.927%, 9/01/18	434,357	433,318
FNMA, 5.01%, 1/01/18	1,331,890	1,324,319
FNMA, 5.072%, 2/01/19	198,822	199,301
FNMA, 6.329%, 7/01/19	172,004	175,438
FNMA, 6.476%, 3/01/20	121,923	127,379

		2,259,755

Federal National Mortgage Association (FNMA) Fixed Rate 13.5%
FNMA 15 Year, 5.50%, 6/01/16 - 11/01/17	1,513,926	1,567,995
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	1,621,969	1,689,200
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/35	8,986,632	9,192,071
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	16,245,456	16,690,739
FNMA 30 Year, 6.00%, 1/01/24 - 12/01/34	2,989,981	3,086,009
FNMA 30 Year, 6.00%, 2/01/36	7,002,249	7,218,085
FNMA 30 Year, 6.00%, 2/01/36	7,401,770	7,629,921
FNMA 30 Year, 6.00%, 3/01/36	12,461,194	12,845,296
FNMA 30 Year, 6.00%, 2/01/37	6,687,065	6,892,810
FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32	3,157,828	3,306,740
FNMA 30 Year, 6.50%, 9/01/36	7,121,715	7,406,583
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	132,199	140,409
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	292,822	310,420
FNMA 30 Year, 8.50%, 10/01/19 - 8/01/21	5,395	5,804
FNMA 30 Year, 9.00%, 10/01/26	639,903	700,941
FNMA GL 30 Year, 8.00%, 8/01/19 - 6/01/20	69,028	73,959
FNMA PL 30 Year, 5.50%, 4/01/34	5,310,744	5,441,208

		84,198,190

Government National Mortgage Association (GNMA) Fixed Rate 46.4%
[b]GNMA I SF 30 Year, 4.50%, 1/01/39	3,900,000	3,970,687
GNMA I SF 30 Year, 5.00%, 6/15/30 - 9/15/36	31,067,025	31,970,820
GNMA I SF 30 Year, 5.50%, 11/15/28 - 8/15/38	41,810,656	43,200,781
GNMA I SF 30 Year, 5.50%, 4/15/37	8,576,968	8,855,010
[b]GNMA I SF 30 Year, 6.00%, 11/15/23 - 9/15/38	39,658,735	41,026,240

FUS-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 6.00%, 2/15/37	$6,092,236	$6,297,793
GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	11,203,618	11,755,339
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	2,773,738	2,941,689
GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	2,515,386	2,670,813
GNMA I SF 30 Year, 8.00%, 2/15/17 - 6/15/24	750,368	799,348
GNMA I SF 30 Year, 8.25%, 4/15/25	20,917	22,325
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	215,749	230,808
GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	85,179	91,169
GNMA I SF 30 Year, 9.50%, 7/15/16 - 6/15/21	276,240	300,532
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	184,422	204,975
GNMA II SF 30 Year, 5.00%, 9/20/33	8,591,646	8,816,612
GNMA II SF 30 Year, 5.00%, 10/20/33 - 6/20/38	7,830,038	8,041,490
GNMA II SF 30 Year, 5.00%, 8/20/35	7,823,547	8,033,710
GNMA II SF 30 Year, 5.50%, 5/20/34 - 7/20/38	41,835,368	43,083,966
GNMA II SF 30 Year, 5.50%, 2/20/36	22,036,818	22,691,658
GNMA II SF 30 Year, 6.00%, 11/20/23 - 12/20/38	14,588,223	15,062,311
[b]GNMA II SF 30 Year, 6.00%, 1/01/30	7,900,000	8,129,613
GNMA II SF 30 Year, 6.00%, 9/20/34	6,966,758	7,189,516
GNMA II SF 30 Year, 6.00%, 1/20/36	10,223,592	10,546,154
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	2,969,696	3,124,699
GNMA II SF 30 Year, 7.00%, 5/20/32	49,039	51,334
GNMA II SF 30 Year, 7.50%, 5/20/17 - 5/20/33	538,576	569,205
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	46,811	49,785
GNMA II SF 30 Year, 9.50%, 4/20/25	3,285	3,605

		289,731,987

Total Mortgage-Backed Securities (Cost $411,971,713)		422,628,930

U.S. Government and Agency Securities 27.7%
FFCB, 4.45%, 8/27/10	15,000,000	15,848,880
FHLB, 2.75%, 6/18/10	6,000,000	6,164,316
3.625%, 5/29/13	4,500,000	4,721,729
4.875%, 5/14/10	10,000,000	10,549,660
5.125%, 8/14/13	11,000,000	12,281,258
5.375%, 8/19/11	12,000,000	13,194,276
FHLMC, 5.125%, 11/17/17	10,000,000	11,607,630
[c]FICO, 15, Strip, 3/07/16	15,000,000	11,808,270
16, Strip, 10/05/10	4,745,000	4,653,384
FNMA, 2.875%, 10/12/10	29,500,000	30,441,257
HUD, 96-A, 7.63%, 8/01/14	2,080,000	2,085,593
7.66%, 8/01/15	2,350,000	2,356,340
SBA, 1995-20L, 1, PC, 6.45%, 12/01/15	668,378	696,754
1996-20L, 1, PC, 6.70%, 12/01/16	740,516	775,169
1997-20G, 1, PC, 6.85%, 7/01/17	837,069	862,290
1998-20I, 1, PC, 6.00%, 9/01/18	2,366,984	2,439,502
[a]FRN, 4.60%, 6/25/19	448,885	437,592
[a]FRN, 4.875%, 3/25/18	727,621	733,928
TVA, 5.88%, 4/01/36	10,000,000	12,924,900
zero cpn. to 4/15/12, 8.25% thereafter, 4/15/42	6,000,000	5,818,678

FUS-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Note, 3.125%, 8/31/13	$12,000,000	$12,942,192
4.75%, 5/15/14	8,000,000	9,416,880

Total U.S. Government and Agency Securities (Cost $156,059,153)		172,760,478

Total Investments before Short Term Investments (Cost $568,030,866)		595,389,408

Short Term Investments (Cost $31,426,297) 5.0%
Repurchase Agreements 5.0%
[d]Joint Repurchase Agreement, 0.019%, 1/02/09 (Maturity Value $31,426,331)	31,426,297	31,426,297
Banc of America Securities LLC (Maturity Value $4,850,339)
Barclays Capital Inc. (Maturity Value $4,619,671)
BNP Paribas Securities Corp. (Maturity Value $6,159,561)
Credit Suisse Securities (USA) LLC (Maturity Value $6,159,561)
Deutsche Bank Securities Inc. (Maturity Value $3,554,632)
HSBC Securities (USA) Inc. (Maturity Value $4,619,671)
UBS Securities LLC (Maturity Value $1,462,896)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22; [c]U.S. Government Agency Discount Notes,1/05/09 - 10/19/09; [c]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes, 0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $599,457,163) 100.5%		626,815,705
Other Assets, less Liabilities (0.5)%		(3,189,845)

Net Assets 100.0%		$623,625,860

See Abbreviations on page FUS-22.

aThe coupon rate shown represents the rate at period end.

bA portion or all of the security purchased on a TBA basis. See Note 1(c).

cThe security is traded on a discount basis with no stated coupon rate.

dSee Note 1(b) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FUS-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$568,030,866
Cost - Repurchase agreements	31,426,297

Total cost of investments	$599,457,163

Value - Unaffiliated issuers	$595,389,408
Value - Repurchase agreements	31,426,297

Total value of investments	626,815,705
Receivables:
Investment securities sold	8,148,650
Capital shares sold	1,102,226
Interest	3,405,377

Total assets	639,471,958

Liabilities:
Payables:
Investment securities purchased	15,055,797
Capital shares redeemed	217,945
Affiliates	440,786
Accrued expenses and other liabilities	131,570

Total liabilities	15,846,098

Net assets, at value	$623,625,860

Net assets consist of:
Paid-in capital	$586,060,901
Undistributed net investment income	25,082,928
Net unrealized appreciation (depreciation)	27,358,542
Accumulated net realized gain (loss)	(14,876,511)

Net assets, at value	$623,625,860

Class 1:
Net assets, at value	$173,017,543

Shares outstanding	13,118,397

Net asset value and maximum offering price per share	$13.19

Class 2:
Net assets, at value	$450,603,332

Shares outstanding	34,686,689

Net asset value and maximum offering price per share	$12.99

Class 4:
Net assets, at value	$4,985

Shares outstanding	379

Net asset value and maximum offering price per share	$13.15

The accompanying notes are an integral part of these financial statements.

FUS-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Franklin U.S. Government Fund
Investment income:
Interest	$28,913,005

Expenses:
Management fees (Note 3a)	2,814,257
Distribution fees: (Note 3c)
Class 2	1,017,652
Class 4	14
Unaffiliated transfer agent fees	881
Custodian fees (Note 4)	9,614
Reports to shareholders	145,134
Professional fees	31,482
Trustees’ fees and expenses	2,598
Other	28,586

Total expenses	4,050,218
Expense reductions (Note 4)	(2)

Net expenses	4,050,216

Net investment income	24,862,789

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(160,442)
Net change in unrealized appreciation (depreciation) on investments	18,507,270

Net realized and unrealized gain (loss)	18,346,828

Net increase (decrease) in net assets resulting from operations	$43,209,617

The accompanying notes are an integral part of these financial statements.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$24,862,789	$26,302,871
Net realized gain (loss) from investments	(160,442)	(209,663)
Net change in unrealized appreciation (depreciation) on investments	18,507,270	10,101,095

Net increase (decrease) in net assets resulting from operations	43,209,617	36,194,303

Distributions to shareholders from net investment income:
Class 1	(8,197,357)	(8,563,032)
Class 2	(19,267,295)	(18,820,597)
Class 4	(253)	—

Total distributions to shareholders	(27,464,905)	(27,383,629)

Capital share transactions: (Note 2)
Class 1	1,035,597	(23,075,720)
Class 2	59,754,476	(839,107)
Class 4	5,000	—

Total capital share transactions	60,795,073	(23,914,827)

Net increase (decrease) in net assets	76,539,785	(15,104,153)
Net assets:
Beginning of year	547,086,075	562,190,228

End of year	$623,625,860	$547,086,075

Undistributed net investment income included in net assets:
End of year	$25,082,928	$26,976,620

The accompanying notes are an integral part of these financial statements.

FUS-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin U.S. Government Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 74.38% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

FUS-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Purchased on a TBA Basis

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FUS-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,508,316	$19,454,640	191,572	$2,420,954
Shares issued in reinvestment of distributions	670,267	8,197,357	707,689	8,563,032
Shares redeemed	(2,067,820)	(26,616,400)	(2,694,671)	(34,059,706)

Net increase (decrease)	110,763	$1,035,597	(1,795,410)	$(23,075,720)

Class 2 Shares:
Shares sold	13,882,490	$175,369,056	6,944,293	$86,774,866
Shares issued in reinvestment of distributions	1,597,620	19,267,295	1,576,264	18,820,597
Shares redeemed	(10,646,552)	(134,881,875)	(8,564,549)	(106,434,570)

Net increase (decrease)	4,833,558	$59,754,476	(43,992)	$(839,107)

Class 4 Shares:
Shares sold	379	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FUS-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2011	$4,558,723
2012	3,331,578
2013	2,102,640
2014	1,618,397
2015	2,329,071
2016	841,479

$14,781,888

FUS-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

5. INCOME TAXES (continued)

On December 31, 2008, the Fund had expired capital loss carryforwards of $5,752,213, which were reclassified to paid-in capital.

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $93,640.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from – ordinary income:	$27,464,905	$27,383,629

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$600,065,360

Unrealized appreciation	$27,119,730
Unrealized depreciation	(369,385)

Net unrealized appreciation (depreciation)	$26,750,345

Distributable earnings – undistributed ordinary income	$25,690,142

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, mortgage dollar rolls, paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $138,082,157 and $91,983,224, respectively.

7. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

FUS-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

7. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At December 31, 2008, all of the Fund’s investments in securities carried at fair value were in Level 2 inputs.

8. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FICO - Financing Corp.

FRN - Floating Rate Note

GL - Government Loan

HUD - Housing and Urban Development

PC - Participation Certificate

PL - Project Loan

SBA - Small Business Administration

SF - Single Family

TVA - Tennessee Valley Authority

FUS-22

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

FUS-23

MUTUAL DISCOVERY SECURITIES FUND

This annual report for Mutual Discovery Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-28.50%	+6.39%	+8.19%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -23.48%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks, the Fund performed better than the S&P 500, which had -37.00% total return, and the MSCI World Index, which had a -40.33% total return for the same period.1

Economic and Market Overview

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy — which is the world’s largest and accounts for roughly 25% of global GDP — had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the year. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world’s other central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world’s monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 8.6% relative to most currencies during the year under review.2

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

2. Source: Federal Reserve H10 report.

Top 10 Sectors/Industries

Mutual Discovery Securities Fund Based on Equity Securities 12/31/08

% of Total Net Assets

Tobacco	16.9%

Food Products	5.8%

Insurance	4.1%

Industrial Conglomerates	3.8%

Beverages	3.7%

Energy Equipment & Services	2.5%

Media	1.9%

Real Estate Investment Trusts	1.4%

Food & Staples Retailing	1.2%

Machinery	1.1%

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The economic deceleration in the first half of 2008 gained momentum in the second half as the credit crisis spread and exacerbated the weakening demand outlook. Adherence to our investment philosophy was insufficient to overcome such headwinds. At year-end, however, we remained confident in the soundness of our approach over the long term.

Among the Fund’s largest detractors were Orkla, a Norwegian conglomerate; Carlsberg, a Denmark-based beer company; and Fortis, a Belgian bank.

Orkla’s assets lie predominantly in food and brands, solar energy and aluminum. During 2008, Orkla reported strong results from its food and brands division in which it managed to offset higher raw material costs through price increases, restoring profit margins to 2007 levels. Orkla continued to refocus on its core businesses by divesting some media and eastern European operations. However, Orkla’s more cyclical businesses had a difficult year. Aluminum profiles felt the effects of rapidly declining European demand, resulting in lower volumes and greater profit margin pressure. Furthermore, the share price of Renewable Energy Corp. (REC), in which Orkla has a 39.7% ownership stake, declined on concerns that its long-term (five- to six-year) polysilicon contracts could be renegotiated. In 2008, Orkla’s share price fell nearly 55% in local currency.

Denmark-based brewer Carlsberg became the fourth-largest beer company after the acquisition of some of U.K. beer and cider maker Scottish & Newcastle’s assets. Carlsberg’s share price, which fell by more than 64% in local currency during 2008, was penalized by the equity issue to finance that acquisition and by its leveraged balance sheet, despite the fact that the company produced resilient cash flows. Investors were also concerned about ruble devaluation and a weakening Russian beer market following cooler weather in the summer of 2008 when compared to 2007, making for difficult year-over-year comparisons. We believe Carlsberg continues to have attractive characteristics: a focus on cost reduction as its margins still lagged those of its peers at year-end, and a leading position in Russia, the third-largest profit pool in the beer industry with some structural growth drivers. Russia is a market where per-capita beer consumption has increased because of the country’s growing preference for beer rather than vodka. Carlsberg expanded its market share at the expense of the industry’s number-two player, InBev, which in our opinion was more focused on its 2008 acquisition of U.S. brewer Anheuser-Busch.

Fortis was also one of the larger detractors from performance this year despite our having sold this position prior to interventions by the governments of Benelux (Belgium/Netherlands/Luxembourg). For the time we held it during the period, the stock declined approximately 58% in local currency. Capital issues plagued the company since its ill-timed acquisition of ABN AMRO’s Dutch banking business amid the crash of the U.S. and European housing markets, which only complicated matters for Belgium’s largest bank. Although capital was raised and management replaced over the course of 2008, Fortis’ inability to defend its share price led to a loss of confidence and rapid deposit withdrawals in September. Ultimately, this forced a government rescue of the bank, setting off a marked decline in the company’s equity value.

The bulk of our invested capital has been directed outside the U.S. as most major European economies have weathered the macroeconomic headwinds better than the U.S. Deflation, currency swings and credit issues around the world continued to affect our investments; however, the growing number of companies in our research pipeline, across all classes of securities, indicated we were beginning to uncover value in some of the poorer-performing sectors.

During the year under review, the best performing positions in the Fund included defensive consumer staples and merger arbitrage opportunities. Among the Fund’s top-performing stock investments for the year were KT&G, a South Korean tobacco and ginseng producer; Wm. Wrigley Jr. Company, the U.S. chewing gum giant that was the subject of a takeover bid; and the merger arbitrage opportunity afforded by our participation in the combination of Toronto Dominion Bank and Commerce Bancorp.

KT&G, South Korea’s largest tobacco company with over 65% in national market share, has been a consistently profitable investment for the Fund. During 2008, the Fund’s investment rose almost 49% in local currency. The company continued to report earnings-per-share above expectations, largely due to higher selling prices for its cigarettes, share buybacks and internal cost savings. Cost savings were driven by the purchase of tobacco leaves on the international market, where prices were 20% to 30% less than for tobacco farmed in South Korea. KT&G attracted more attention from the investment community in 2008 due to its historically defensive characteristics: cigarette consumption increased during the last economic downturn, in 1998; limited impact from a weakening South Korean currency, the won; and stable cash flows in a market dominated by cyclical industries. As KT&G’s share price rose, we took profits on part of the Fund’s investment during 2008.

Privately held candy firm Mars successfully completed its acquisition of Wrigley, transforming the publicly traded chewing gum giant into a Mars subsidiary. Several arbitrage transactions attempted during 2008 failed for lack of financing or material adverse changes in the underlying business. We believed neither problem would affect this deal because of the companies’ solid operating performance and fully committed and well-documented financing. In fact, prior deal failures and extremely tight credit markets created an opportunity for us to take advantage of an exceptionally wide spread (the difference between the Fund’s purchase price for the target company and the price at which the target was eventually taken over) on this acquisition. Financing for the transaction was provided by well-regarded institutions such as Berkshire Hathaway, Goldman Sachs and JPMorgan Chase. Berkshire Hathaway will continue to hold a minority equity investment in the Wrigley subsidiary. Our investment in Wrigley rose almost 4% for the period we held it.

Top 10 Holdings

Mutual Discovery Securities Fund

12/31/08

Company Sector/Industry, Country	% of Total Net Assets

UST Inc.	4.3%
Tobacco, U.S.

British American Tobacco PLC	3.5%
Tobacco, U.K.

Imperial Tobacco Group PLC	3.0%
Tobacco, U.K.

Berkshire Hathaway Inc., A & B	2.8%
Insurance, U.S.

Japan Tobacco Inc.	2.1%
Tobacco, Japan

Groupe Danone	1.6%
Food Products, France

Nestle SA	1.6%
Food Products, Switzerland

Eutelsat Communications	1.5%
Media, France

Pernod Ricard SA	1.5%
Beverages, France

Link REIT	1.3%
Real Estate Investment Trusts, Hong Kong

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Our focus on merger arbitrage produced another top contributor when Toronto Dominion Bank (TD) and Commerce Bancorp combined forces. TD launched its bid on Commerce to capitalize on its strong deposit franchise and branch network, and to add to TD’s growing U.S. presence in attractive locations. As a Canadian bank, TD has been reaching outside its home market into the U.S. for some time, and we believe is proving to be an adept acquirer. In our analysis, financing of the deal was quite manageable and without substantial risk. A further analysis of the acquisition convinced us that TD adequately contained operating risks and could overcome any regulatory hurdles. The deal ultimately closed in March 2008, providing shareholders an attractive spread with relatively low risk. Our investment gained 3% in 2008.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during 2008, the Fund benefited to the extent it was hedged. Also, our sizable cash position provided a cushion against declining markets.

Thank you for your participation in Mutual Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Discovery Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$799.60	$6.06
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.80

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.34%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Discovery Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$24.08	$22.05	$18.85	$16.44	$14.04

Income from investment operations[a]:
Net investment income[b]	0.37	0.47	0.52	0.25	0.26
Net realized and unrealized gains (losses)	(6.95)	2.22	3.69	2.40	2.31

Total from investment operations	(6.58)	2.69	4.21	2.65	2.57

Less distributions from:
Net investment income	(0.52)	(0.38)	(0.25)	(0.24)	(0.17)
Net realized gains	(0.86)	(0.28)	(0.76)	—	—

Total distributions	(1.38)	(0.66)	(1.01)	(0.24)	(0.17)

Net asset value, end of year	$16.12	$24.08	$22.05	$18.85	$16.44

Total return[c]	(28.29)%	12.17%	23.32%	16.28%	18.55%
Ratios to average net assets
Expenses[d,e]	0.98%	0.97%	1.03%	1.02%	1.01%
Expenses - excluding dividend expense on securities sold short[e]	0.97%	0.97%	1.00%	1.00%	1.00%
Net investment income	1.82%	1.96%	2.44%	1.37%	1.71%

Supplemental data
Net assets, end of year (000’s)	$81,320	$142,751	$146,229	$136,508	$137,703
Portfolio turnover rate	22.76%	28.20%	19.83%	22.94%	29.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Discovery Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.69	$21.73	$18.60	$16.25	$13.90

Income from investment operations[a]:
Net investment income[b]	0.32	0.40	0.43	0.19	0.21
Net realized and unrealized gains (losses)	(6.84)	2.18	3.68	2.38	2.30

Total from investment operations	(6.52)	2.58	4.11	2.57	2.51

Less distributions from:
Net investment income	(0.46)	(0.34)	(0.22)	(0.22)	(0.16)
Net realized gains	(0.86)	(0.28)	(0.76)	—	—

Total distributions	(1.32)	(0.62)	(0.98)	(0.22)	(0.16)

Net asset value, end of year	$15.85	$23.69	$21.73	$18.60	$16.25

Total return[c]	(28.45)%	11.85%	23.06%	15.97%	18.19%
Ratios to average net assets
Expenses[d,e]	1.23%	1.22%	1.28%	1.28%	1.26%
Expenses - excluding dividend expense on securities sold short[e]	1.22%	1.22%	1.25%	1.25%	1.25%
Net investment income	1.57%	1.71%	2.19%	1.12%	1.46%

Supplemental data
Net assets, end of year (000’s)	$1,113,720	$1,867,484	$1,365,575	$811,975	$403,560
Portfolio turnover rate	22.76%	28.20%	19.83%	22.94%	29.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Discovery Securities Fund

Period Ended December 31, 2008[a]
Class 4

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$22.50

Income from investment operations[b]:
Net investment income[c]	0.09
Net realized and unrealized gains (losses)	(5.14)

Total from investment operations	(5.05)

Less distributions from:
Net investment income	(0.52)
Net realized gains	(0.86)

Total distributions	(1.38)

Net asset value, end of period	$16.07

Total return[d]	(23.48)%
Ratios to average net assets[e]
Expenses[f,g]	1.33%
Expenses - excluding dividend expense on securities sold short[g]	1.32%
Net investment income	1.47%

Supplemental data
Net assets, end of period (000’s)	$23,981
Portfolio turnover rate	22.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 55.2%
Airlines 0.1%
[a]ACE Aviation Holdings Inc., A	Canada	111,545	$618,778
[a,b]Northwest Airlines Corp., Contingent Distribution	United States	8,167,000	5,145

			623,923

Auto Components 0.0%[c]
[a,b,d]Collins & Aikman Products Co., Contingent Distribution	United States	218,708	2,187
[a]Dana Holding Corp.	United States	113,292	83,836
[a,b]Dana Holding Corp., Contingent Distribution	United States	2,673,000	835

			86,858

Automobiles 0.1%
[a,f]IACNA Investor LLC	United States	47,271	473
[a,e,f]International Automotive Components Group Brazil LLC	Brazil	424,073	337,401
[a,e,f]International Automotive Components Group Japan LLC	Japan	74,174	80,163
[a,e,f]International Automotive Components Group LLC	Luxembourg	1,512,200	257,225
[a,e,f]International Automotive Components Group NA LLC, A	United States	1,353,608	220,367

			895,629

Beverages 3.7%
Brown-Forman Corp., A	United States	7,400	374,588
Brown-Forman Corp., B	United States	1,850	95,256
Carlsberg AS, A	Denmark	7,100	256,101
Carlsberg AS, B	Denmark	408,342	13,137,306
[a]Dr. Pepper Snapple Group Inc.	United States	305,027	4,956,689
Fomento Economico Mexicano SAB de CV, ADR	Mexico	180,900	5,450,517
Lotte Chilsung Beverage Co. Ltd.	South Korea	3,179	2,408,791
[g]Pernod Ricard SA	France	247,436	18,327,078

			45,006,326

Building Products 0.4%
KCC Corp.	South Korea	18,824	4,284,956

Capital Markets 0.4%
The Goldman Sachs Group Inc.	United States	34,040	2,872,636
[a]Marfin Investment Group Holdings SA	Greece	542,119	2,198,330

			5,070,966

Chemicals 0.9%
[a,b,d]Dow Corning Corp., Contingent Distribution	United States	300,000	—
Sika AG	Switzerland	12,390	10,441,989

			10,441,989

Commercial Banks 0.9%
BNP Paribas SA	France	138,283	5,849,174
Danske Bank AS	Denmark	67,491	659,327
[a,e]Elephant Capital Holdings Ltd.	Japan	1,903	—
Intesa Sanpaolo SpA	Italy	1,242,919	4,410,108
[a,e]NCB Warrant Holdings Ltd., A	Japan	9,306	—

			10,918,609

Commercial Services & Supplies 0.0%[c]
[a]Comdisco Holding Co. Inc.	United States	44	343
[a,b]Comdisco Holding Co. Inc., Contingent Distribution	United States	1,863,000	—

			343

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Computers & Peripherals 0.0%
[a,e]DecisionOne Corp.	United States	21,716	$—
[a,e]DecisionOne Corp., wts., 6/08/17	United States	11,923	—

			—

Construction Materials 0.3%
Ciments Francais SA	France	22,650	1,914,542
Hanil Cement Co. Ltd.	South Korea	32,560	1,688,583

			3,603,125

Consumer Finance 0.1%
[a,e]Cerberus CG Investor I LLC	United States	2,161,828	432,366
[a,e]Cerberus CG Investor II LLC	United States	2,161,828	432,366
[a,e]Cerberus CG Investor III LLC	United States	1,080,914	216,183
[a,e]Cerberus FIM Investors Holdco LLC	United States	2,049,750	434,132

			1,515,047

Diversified Banks 0.4%
[a,e,h]The Bankshares Inc.	United States	800,000	5,163,550

Diversified Financial Services 1.0%
[g]Deutsche Boerse AG	Germany	145,506	10,335,821
Guinness Peat Group PLC	United Kingdom	2,555,610	1,493,243
[a,b]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—

			11,829,064

Diversified Telecommunication Services 0.7%
[a,e,f]AboveNet Inc.	United States	18,411	920,550
[a,e,f]AboveNet Inc., stock grant, grant price $20.95, expiration date 9/09/13	United States	23	52
[a,e,f]AboveNet Inc., wts., 9/08/10	United States	739	2,956
[a,b,d]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
[g]Koninklijke (Royal) KPN NV	Netherlands	561,200	8,145,455

			9,069,013

Electric Utilities 1.1%
E.ON AG	Germany	296,500	11,616,979
Union Electrica Fenosa SA	Spain	87,760	2,175,733

			13,792,712

Energy Equipment & Services 2.5%
[i]Bourbon SA	France	120,569	3,041,393
[a]BW Offshore Ltd.	Norway	3,825,934	2,365,474
[a]Compagnie Generale de Geophysique SA	France	345,440	5,120,105
[a]Dockwise Ltd.	Norway	1,450,420	823,764
[a,e]MPF Corp. Ltd.	Norway	1,460,000	—
[a]Petroleum Geo-Services ASA	Norway	204,624	813,512
[a]Pride International Inc.	United States	319,600	5,107,208
Seadrill Ltd.	Bermuda	941,356	7,457,920
[a]Transocean Ltd.	United States	117,343	5,544,457

			30,273,833

Food & Staples Retailing 1.2%
Carrefour SA	France	379,168	14,590,846

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Food Products 5.8%
[g]Cadbury PLC	United Kingdom	736,002	$6,508,929
Cermaq ASA	Norway	113,664	431,459
CSM NV	Netherlands	441,585	7,100,886
Farmer Brothers Co.	United States	61,700	1,538,798
[g]Groupe Danone	France	319,916	19,316,079
[a,d]Lighthouse Caledonia ASA	Norway	161,457	3,714
Lotte Confectionary Co. Ltd.	South Korea	5,166	5,337,791
[a,i]Marine Harvest	Norway	20,520,644	3,098,079
[g]Nestle SA	Switzerland	495,450	19,300,234
Nong Shim Co. Ltd.	South Korea	24,215	4,687,702
Premier Foods PLC	United Kingdom	2,683,654	1,205,280
Rieber & Son ASA	Norway	400,605	2,044,829

			70,573,780

Health Care Providers & Services 1.0%
[a,e]Kindred Healthcare Inc.	United States	69,953	865,249
Rhoen-Klinikum AG	Germany	456,430	10,894,519

			11,759,768

Hotels, Restaurants & Leisure 0.0%[c]
[a]Trump Entertainment Resorts Inc.	United States	45,779	7,801

Independent Power Producers & Energy Traders 0.7%
Constellation Energy Group	United States	315,250	7,909,623

Industrial Conglomerates 3.8%
Jardine Matheson Holdings Ltd.	Hong Kong	388,692	7,190,802
Jardine Strategic Holdings Ltd.	Hong Kong	1,143,838	11,895,915
Keppel Corp. Ltd.	Singapore	1,865,494	5,638,806
[f]Orkla ASA	Norway	2,009,757	13,133,778
Siemens AG	Germany	114,265	8,434,615

			46,293,916

Insurance 4.1%
ACE Ltd.	United States	59,180	3,131,806
[a]Alleghany Corp.	United States	3,988	1,124,616
[a]Berkshire Hathaway Inc., A	United States	45	4,347,000
[a]Berkshire Hathaway Inc., B	United States	9,427	30,298,378
E-L Financial Corp. Ltd.	Canada	8,478	3,135,355
[a,e]Imagine Group Holdings Ltd.	Bermuda	451,787	3,700,135
Old Republic International Corp.	United States	132,325	1,577,314
[a,e]Olympus Re Holdings Ltd.	United States	2,140	5,024
White Mountains Insurance Group Ltd.	United States	9,496	2,536,477

			49,856,105

Machinery 1.1%
Schindler Holding AG	Switzerland	266,386	11,998,470
Schindler Holding AG, Registered	Switzerland	42,060	1,853,098

			13,851,568

Media 1.9%
[a]Adelphia Recovery Trust	United States	5,379,562	53,796
[a,b]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	58,016

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Media (continued)
[a,b]Century Communications Corp., Contingent Distribution	United States	1,074,000	$—
CJ CGV Co. Ltd.	South Korea	92,310	1,110,936
Daekyo Co. Ltd.	South Korea	374,300	1,455,117
[a]Eutelsat Communications	France	785,069	18,579,622
[a,d]TVMAX Holdings Inc.	United States	8,935	—
Virgin Media Inc.	United Kingdom	420,638	2,098,983

			23,356,470

Metals & Mining 0.0%[c]
ArcelorMittal	Netherlands	22,220	528,194

Multi-Utilities 0.3%
[g]GDF Suez	France	60,963	3,011,264
[a,b]NorthWestern Corp., Contingent Distribution	United States	550,000	—
[a]Suez Environnement SA	France	11,316	190,669

			3,201,933

Multiline Retail 0.3%
Jelmoli Holding AG	Switzerland	2,285	4,215,236

Oil, Gas & Consumable Fuels 0.7%
BP PLC	United Kingdom	623,423	4,789,443
BP PLC, ADR	United Kingdom	9,000	420,660
Total SA, B	France	49,296	2,682,089
Total SA, B, ADR	France	19,340	1,069,502

			8,961,694

Paper & Forest Products 0.3%
Weyerhaeuser Co.	United States	121,910	3,731,665

Personal Products 0.3%
Amorepacific Corp.	South Korea	6,873	3,558,941

Pharmaceuticals 0.3%
Novartis AG	Switzerland	74,005	3,652,087

Professional Services 0.4%
Teleperformance	France	177,196	4,920,775

Real Estate Investment Trusts (REITs) 1.4%
Link REIT	Hong Kong	9,963,438	16,455,318
Ventas Inc.	United States	33,500	1,124,595

			17,579,913

Real Estate Management & Development 1.0%
[d]Canary Wharf Group PLC	United Kingdom	185,900	716,584
Great Eagle Holdings Ltd.	Hong Kong	1,613,524	1,792,527
Swire Pacific Ltd., A	Hong Kong	950,615	6,543,742
Swire Pacific Ltd., B	Hong Kong	2,440,700	3,237,387

			12,290,240

Software 0.6%
[g]Microsoft Corp.	United States	400,960	7,794,662

Tobacco 16.9%
Altria Group Inc.	United States	285,261	4,296,031
[g]British American Tobacco PLC	United Kingdom	1,610,201	42,332,022

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Contracts/ Warrants		Value
Common Stocks and Other Equity Interests (continued)
Tobacco (continued)
[g]Imperial Tobacco Group PLC	United Kingdom	1,340,635		$36,224,191
ITC Ltd.	India	1,453,259		5,124,666
Japan Tobacco Inc.	Japan	7,606		25,172,836
KT&G Corp.	South Korea	202,515		12,683,243
[g]Lorillard Inc.	United States	185,200		10,436,020
Philip Morris International Inc.	United States	122,821		5,343,942
[g]Reynolds American Inc.	United States	304,560		12,276,814
UST Inc.	United States	750,390		52,062,058

				205,951,823

Trading Companies & Distributors 0.5%
Kloeckner & Co. SE	Germany	327,096		5,712,656

Transportation Infrastructure 0.0%[c]
[a]Groupe Eurotunnel SA	France	390		2,100
[a]Groupe Eurotunnel SA, wts., 12/30/11	France	11,181		1,282

				3,382

Total Common Stocks and Other Equity Interests (Cost $787,933,106)				672,879,021

Preferred Stocks 0.0%[c]
Auto Components 0.0%[c]
[e]Dana Holding Corp., 4.00%, cvt. pfd., B	United States	9,611		86,499

Diversified Telecommunication Services 0.0%[c]
[a,e]PTV Inc., 10.00%, pfd., A	United Kingdom	4,289		3,860

Total Preferred Stocks (Cost $967,105)				90,359

		Principal Amount[j]
Corporate Bonds & Notes 1.1%
[k]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35	Canada	234,000	CAD	170,500
[l]Calpine Corp., Exit Term Loan, FRN, 6.645%, 3/29/14	United States	4,487,387		3,328,662
[e]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	1,897,400		379,480
[e]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	1,897,400		379,480
[e]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	948,700		189,740
[e]Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13	United States	6,148,028		1,302,152
DecisionOne Corp.,
[e]12.00%, 4/15/10	United States	27,953		27,953
[d,l]FRN, 5.50%, 5/12/09	United States	5,008		5,008
Groupe Eurotunnel SA, cvt., sub. bond, NRS I, T2, 3.00%, 7/28/09	France	500	EUR	594
T2, 3.00%, 7/28/09	France	682	GBP	996
T3, 3.00%, 7/28/10	France	394,500	EUR	468,885
T3, 3.00%, 7/28/10	France	267,617	GBP	390,868
[e,f]International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	407,500		196,448

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Discovery Securities Fund	Country	Principal Amount[j]	Value
Corporate Bonds & Notes (continued)
[e,f,m]Pontus I LLC, junior note, 144A, FRN, 5.689%, 7/24/09	United States	5,513,169	$6,221,085
[e,f,m]Pontus II Trust, junior profit-participating note, 144A, FRN, 7.516%, 6/25/09	United States	872,120	203,483
[d,n]TVMAX Holdings Inc., PIK, 11.50%, 3/31/09	United States	26,866	18,806
14.00%, 3/31/09	United States	59,662	41,763

Total Corporate Bonds & Notes (Cost $28,578,971)			13,325,903

Corporate Bonds & Notes in Reorganization 0.1%
[l]Motor Coach Industries International Inc., FRN,
[p]First Lien DIP Revolver, 7.75%, 9/19/09	United States	166,677	162,775
[q]Second Lien DIP Trust A Term Loan, 12.75%, 9/19/09	United States	244,435	200,455
Second Lien DIP Trust B Term Loan, 15.25%, 9/19/09	United States	149,074	126,713
[i,o]Second Lien, Senior Secured Term Loan, 11.00%,12/01/08	United States	201,431	160,138
[d,o]Third Lien, Senior Secured Term Loan, 15.649%, 12/01/08	United States	2,322,452	63,403
[d,o]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	3,000	15
[o]Trump Entertainment Resorts Inc., 8.50%, 5/20/15	United States	1,460,337	200,796

Total Corporate Bonds & Notes in Reorganization (Cost $4,467,455)			914,295

Total Investments before Short Term Investments (Cost $821,946,637)			687,209,578

Short Term Investments 37.8%
U.S. Government and Agency Securities 37.7%
[r]FHLB,
1/02/09	United States	24,999,990	24,999,990
1/05/09	United States	20,000,000	20,000,030
1/07/09 - 12/08/09	United States	266,492,000	265,900,999
1/12/09	United States	15,000,000	15,000,095
1/14/09	United States	20,000,000	20,000,150
7/02/09	United States	15,000,000	14,971,715
11/20/09	United States	15,000,000	14,916,140
12/04/09	United States	25,000,000	24,842,490
[r]U.S. Treasury Bills,
4/02/09	United States	25,000,000	24,993,490
5/21/09	United States	15,000,000	14,996,225
6/18/09 - 11/19/09	United States	20,000,000	19,964,020

Total U.S. Government and Agency Securities (Cost $457,998,641)			460,585,344

Total Investments before Cash Collateral Received for Loaned Securities (Cost $1,279,945,278)			1,147,794,922

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Contracts	Value
[r]Investments from Cash Collateral Received for Loaned Securities 0.1%
Money Market Fund (Cost $701,033) 0.1%
[t]Bank of New York Institutional Cash Reserve Fund, 0.09%	United States	701,033	$694,023

Total Investments (Cost $1,280,646,311) 94.2%			1,148,488,945
Options Written (0.3)%			(3,271,438)
Net Unrealized Appreciation on Forward Exchange Contracts 1.5%			17,700,102
Other Assets, less Liabilities 4.6%			56,104,333

Net Assets 100.0%			$1,219,021,942

[u]Options Written 0.3%
Call Options 0.3%
Beverages 0.1%
Pernod Ricard SA, Jun, 52 Calls, 6/19/09	France	705	$775,831
Pernod Ricard SA, Mar. 52 Calls, 3/20/09	France	356	281,295

			1,057,126

Diversified Financial Services 0.0%[c]
Deutsche Boerse AG, Jun. 64 Calls, 6/19/09	Germany	134	54,150
Deutsche Boerse AG, Mar. 64 Calls, 3/20/09	Germany	287	47,355

			101,505

Diversified Telecommunication Services 0.0%[c]
Koninklijke (Royal) KPN NV, Mar. 11 Calls, 3/20/09	Netherlands	2,890	161,644

Food Products 0.1%
Cadbury PLC, Jun. 6.4 Calls, 6/19/09	United Kingdom	158	99,230
Cadbury PLC, Mar. 6 Calls, 3/20/09	United Kingdom	80	52,580
Groupe Danone, Mar. 48 Calls, 3/20/09	France	772	164,082
Nestle SA, Mar. 48 Calls, 3/20/09	Switzerland	477	12,953

			328,845

Multi-Utilities 0.0%[c]
GDF Suez, Mar. 36 Calls, 3/20/09	France	514	198,369

Software 0.0%[c]
Microsoft Corp., Apr. 26 Calls, 4/18/09	United States	476	11,424

Tobacco 0.1%
British American Tobacco PLC, Jun. 18 Calls, 6/19/09	United Kingdom	36	90,437
British American Tobacco PLC, Mar. 18 Calls, 3/20/09	United Kingdom	141	252,273
Imperial Tobacco Group PLC, Jun. 18 Calls, 6/19/09	United Kingdom	181	522,110
Imperial Tobacco Group PLC, Mar. 18 Calls, 3/20/09	United Kingdom	274	538,257
Lorillard Inc., Mar. 70 Calls, 3/21/09	United States	49	2,450
Reynolds American Inc., Feb. 45 Calls, 2/21/09	United States	82	4,838
Reynolds American Inc., May. 45 Calls, 5/16/09	United States	16	2,160

			1,412,525

Total Options Written (Premiums Received $3,243,889)			3,271,438

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Discovery Securities Fund

See Abbreviations on page MD-37.

aNon-income producing for the twelve months ended December 31, 2008.

bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

cRounds to less than 0.1% of net assets.

dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the aggregate value of these securities was $851,480, representing 0.07% of net assets.

eSee Note 10 regarding restricted and illiquid securities.

fSee Note 14 regarding other considerations.

gA portion or all of the security is held in connection with written option contracts open at year end.

hSee Note 13 regarding holdings of 5% voting securities.

iA portion or all of the security is on loan at December 31, 2008. See Note 1(i).

jThe principal amount is stated in U.S. dollars unless otherwise indicated.

kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the value of this security was $170,500, representing 0.01% of net assets.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(h) regarding investments in special purpose entities.

nIncome may be received in additional securities and/or cash.

oSee Note 8 regarding defaulted securities.

pSee Note 11 regarding unfunded loan commitments.

qA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

rThe security is traded on a discount basis with no stated coupon rate.

sSee Note 1(i) regarding securities on loan.

tThe rate shown is the annualized seven-day yield at period end.

uSee Note 1(f) regarding written options.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Mutual Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,272,646,311
Cost - Non-controlled affiliated issuers (Note 13)	8,000,000

Total cost of investments	$1,280,646,311

Value - Unaffiliated issuers	$1,143,325,395
Value - Non-controlled affiliated issuers (Note 13)	5,163,550

Total value of investments (includes securities loaned in the amount of $750,547)	1,148,488,945
Cash	55,409,894
Cash on deposit with brokers	3,935,373
Foreign currency, at value (cost $21,897,438)	21,805,418
Receivables:
Investment securities sold	1,521,746
Capital shares sold	415,559
Dividends and interest	4,746,627
Unrealized appreciation on forward exchange contracts (Note 7)	31,617,644

Total assets	1,267,941,206

Liabilities:
Payables:
Investment securities purchased	28,599,049
Capital shares redeemed	549,176
Affiliates	1,419,617
Options written, at value (premiums received $3,243,889)	3,271,438
Payable upon return of securities loaned	701,033
Unrealized depreciation on forward exchange contracts (Note 7)	13,917,542
Accrued expenses and other liabilities	461,409

Total liabilities	48,919,264

Net assets, at value	$1,219,021,942

Net assets consist of:
Paid-in capital	$1,311,929,929
Undistributed net investment income	15,630,756
Net unrealized appreciation (depreciation)	(114,567,848)
Accumulated net realized gain (loss)	6,280,556

Net assets, at value	$1,219,021,942

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Mutual Discovery Securities Fund
Class 1:
Net assets, at value	$81,320,322

Shares outstanding	5,044,805

Net asset value and maximum offering price per share	$16.12

Class 2:
Net assets, at value	$1,113,720,479

Shares outstanding	70,270,634

Net asset value and maximum offering price per share	$15.85

Class 4:
Net assets, at value	$23,981,141

Shares outstanding	1,491,997

Net asset value and maximum offering price per share	$16.07

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Mutual Discovery Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,054,116)	$33,857,988
Interest	11,918,133
Income from securities loaned	201,540

Total investment income	45,977,661

Expenses:
Management fees (Note 3a)	13,122,318
Administrative fees (Note 3b)	1,805,108
Distribution fees: (Note 3c)
Class 2	3,797,568
Class 4	29,493
Unaffiliated transfer agent fees	562
Custodian fees (Note 4)	360,564
Reports to shareholders	383,249
Registration and filing fees	12,969
Professional fees	223,590
Trustees’ fees and expenses	8,599
Dividends on securities sold short	136,104
Other	63,943

Total expenses	19,944,067
Expense reductions (Note 4)	(5,077)

Net expenses	19,938,990

Net investment income	26,038,671

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(35,822,182)
Foreign currency transactions	32,667,052
Securities sold short	3,142,166

Net realized gain (loss)	(12,964)

Net change in unrealized appreciation (depreciation) on:
Investments	(587,670,997)
Translation of other assets and liabilities denominated in foreign currencies	19,060,120

Net change in unrealized appreciation (depreciation)	(568,610,877)

Net realized and unrealized gain (loss)	(568,623,841)

Net increase (decrease) in net assets resulting from operations	$(542,585,170)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Discovery Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$26,038,671	$31,700,617
Net realized gain (loss) from investments, securities sold short, synthetic equity swaps and foreign currency transactions	(12,964)	75,274,478
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(568,610,877)	80,877,932

Net increase (decrease) in net assets resulting from operations	(542,585,170)	187,853,027

Distributions to shareholders from:
Net investment income:
Class 1	(2,657,059)	(2,332,175)
Class 2	(34,278,128)	(24,421,554)
Class 4	(368,895)	—
Net realized gains:
Class 1	(4,424,672)	(1,723,058)
Class 2	(64,218,477)	(20,089,859)
Class 4	(614,304)	—

Total distributions to shareholders	(106,561,535)	(48,566,646)

Capital share transactions: (Note 2)
Class 1	(18,342,463)	(16,311,111)
Class 2	(152,581,891)	375,475,744
Class 4	28,857,728	—

Total capital share transactions	(142,066,626)	359,164,633

Net increase (decrease) in net assets	(791,213,331)	498,451,014
Net assets:
Beginning of year	2,010,235,273	1,511,784,259

End of year	$1,219,021,942	$2,010,235,273

Undistributed net investment income included in net assets:
End of year	$15,630,756	$33,940,612

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Mutual Discovery Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2008, 53.97% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Synthetic Equity Swaps (continued)

underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized appreciation or depreciation on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Investments in Special Purpose Entities

At December 31, 2008, the Fund had contributed an additional $4,756,750 as a subordinated note holder of certain special purpose entities (“SPEs”). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund’s cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE’s underlying investments.

i. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Securities Lending (continued)

additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

j. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income, and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Shares of Beneficial Interest

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	91,837	$2,015,607	259,646	$6,152,126
Shares issued in reinvestment of distributions	365,038	7,081,731	167,641	4,055,233
Shares redeemed	(1,340,440)	(27,439,801)	(1,129,651)	(26,518,470)

Net increase (decrease)	(883,565)	$(18,342,463)	(702,364)	$(16,311,111)

Class 2 Shares:
Shares sold	7,042,696	$147,206,623	22,660,989	$527,810,165
Shares issued in reinvestment of distributions	5,159,592	98,496,605	1,867,089	44,511,413
Shares redeemed	(20,749,426)	(398,285,119)	(8,565,570)	(196,845,834)

Net increase (decrease)	(8,547,138)	$(152,581,891)	15,962,508	$375,475,744

Class 4 Shares:
Shares sold	1,455,745	$28,125,030
Shares issued on reinvestment of distributions	50,743	982,892
Shares redeemed	(14,491)	(250,194)

Net increase (decrease)	1,491,997	$28,857,728

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (Investment Management)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

Under a subadvisory agreement, Investment Management, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $16,144,610 and $515,519, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$41,019,318	$27,339,679
Long term capital gain	65,542,217	21,226,967

	$106,561,535	$48,566,646

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

5. INCOME TAXES (continued)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,282,038,230

Unrealized appreciation	$87,875,210
Unrealized depreciation	(221,424,495)

Net unrealized appreciation (depreciation)	$(133,549,285)

Distributable earnings – undistributed ordinary income	$52,290,230

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, tax straddles, foreign currency transactions, pass-through entity income, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2008, aggregated $283,933,909 and $641,991,100, respectively.

Transactions in options written during the year ended December 31, 2008, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2007	—	$—
Options written	7,628	3,243,889
Options expired	—	—
Options exercised	—	—
Options closed	—	—

Options outstanding at December 31, 2008	7,628	$3,243,889

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

		Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy
5,613,413	British Pound Sterling	$9,377,312	1/12/09	$—	$(1,181,365)
4,912,830	Norwegian Krone	780,000	1/12/09	—	(74,276)
13,782,720	Norwegian Krone	1,960,000	1/12/09	19,878	—
107,958,388	Danish Krone	18,438,823	1/23/09	1,807,911	—
5,372,554	Danish Krone	1,027,444	1/23/09	—	(20,968)
37,990,930	Swiss Franc	33,200,068	2/09/09	2,393,372	—

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy (continued)
18,293,533	Euro	$23,516,142	2/13/09	$2,019,230	$—
818,163	Canadian Dollar	649,679	2/27/09	22,356	—
5,425,637	British Pound Sterling	9,257,764	3/10/09	—	(1,344,833)
7,558,270	Singapore Dollar	5,097,916	3/24/09	164,312	—
97,532	Euro	123,344	5/13/09	12,526	—
8,829,341	Norwegian Krone	1,225,000	5/19/09	36,803	—

Contracts to Sell
9,291,385	British Pound Sterling	16,031,601	1/12/09	2,465,575	—
1,065,060	Norwegian Krone	150,000	1/12/09	—	(2,995)
5,180,064	Euro	7,098,242	1/14/09	—	(140,378)
174,298,800	Danish Krone	35,659,299	1/23/09	2,970,950	—
12,480,592	Danish Krone	2,160,000	1/23/09	—	(180,635)
6,000,000	Euro	8,777,100	1/26/09	397,327	—
31,086,813	Swiss Franc	29,564,254	2/09/09	439,234	—
1,546,071	Swiss Franc	1,340,000	2/09/09	—	(108,503)
34,000,000	Euro	50,534,200	2/13/09	3,074,661	—
485,045,975	Japanese Yen	5,049,102	2/19/09	—	(302,610)
4,465,538	Canadian Dollar	3,532,792	2/27/09	—	(135,181)
14,760,000	Euro	19,229,036	2/27/09	—	(1,366,564)
45,000,000	Swiss Franc	40,637,391	3/09/09	—	(1,537,343)
50,000,000	British Pound Sterling	86,707,650	3/10/09	13,785,975	—
39,192,841	Euro	51,809,017	3/13/09	—	(2,861,153)
13,326,539	Singapore Dollar	9,498,602	3/24/09	220,383	—
764,694	Singapore Dollar	510,000	3/24/09	—	(22,396)
11,546,075,000	South Korean Won	9,675,000	4/06/09	501,255
19,992,657,500	South Korean Won	14,770,000	4/06/09	—	(1,114,838)
1,342,000,000	Japanese Yen	15,284,738	4/20/09	456,363	—
18,111,387	Euro	23,573,697	4/30/09	—	(1,663,718)
1,857,314	Euro	2,327,214	5/13/09	—	(260,180)
1,206,248	Euro	1,695,586	5/13/09	15,182	—
131,354,325	Norwegian Krone	18,618,622	5/19/09	—	(153,253)
14,000,000	Euro	18,230,800	5/29/09	—	(1,265,976)
2,347,445	New Zealand Dollar	1,251,188	9/10/09	—	(89,993)
3,185,451	British Pound Sterling	4,726,143	9/14/09	80,965
Unrealized appreciation (depreciation) on offsetting forward exchange contracts				733,386	(90,384)

Unrealized appreciation (depreciation) on forward exchange contracts				31,617,644	(13,917,542)

Net unrealized appreciation (depreciation) on forward exchange contracts				$17,700,102

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2008, the aggregate value of these securities was $424,352, representing less than 0.03% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
18,411	AboveNet Inc.	10/02/01 - 8/08/08	$910,432	$920,550
23	AboveNet Inc., stock grant, grant price $20.95, expiration date 9/09/13	4/17/06 - 9/08/06	—	52
739	AboveNet Inc., wts., 9/08/10	10/02/01 - 9/07/07	76,963	2,956
800,000	The Bankshares Inc.	3/22/07	8,000,000	5,163,550
2,161,828	Cerberus CG Investor I LLC	7/26/07 - 6/17/08	2,161,828	432,366
1,897,400	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	1,897,400	379,480
2,161,828	Cerberus CG Investor II LLC	7/26/07 - 6/17/08	2,161,828	432,366
1,897,400	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	1,897,400	379,480
1,080,914	Cerberus CG Investor III LLC	7/26/07 - 6/17/08	1,080,914	216,183
948,700	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	948,700	189,740
2,049,750	Cerberus FIM Investors Holdco LLC	11/20/06	2,049,750	434,132
6,148,028	Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13	11/21/06	6,148,028	1,302,152
9,611	[a]Dana Holding Corp., 4.00%, cvt. pfd., B	12/27/07	961,100	86,499
21,716	[b]DecisionOne Corp.	3/12/99 - 7/18/00	16,482	—
27,953	[b]DecisionOne Corp., 12.00%, 4/15/10	3/12/99 - 10/16/08	40,303	27,953
11,923	[b]DecisionOne Corp., wts., 6/08/17	7/09/07	—	—
1,903	Elephant Capital Holdings Ltd.	8/23/04 - 3/10/08	221,298	—
47,271	IACNA Investor LLC	7/24/08	48,411	473
451,787	Imagine Group Holdings Ltd.	8/31/04	4,626,977	3,700,135
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	284,478	337,401
74,174	International Automotive Components Group Japan LLC	9/26/06 - 3/27/07	643,935	80,163
1,512,200	International Automotive Components Group LLC	1/12/06 - 10/16/06	1,512,594	257,225
407,500	International Automotive Components Group NA LLC, 9.00%, 4/01/17	3/30/07	413,613	196,448
1,353,608	International Automotive Components Group NA LLC, A	3/30/07 - 10/10/07	1,268,161	220,367

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

10. RESTRICTED SECURITIES (continued)

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
69,953	Kindred Healthcare Inc.	5/20/99 - 7/08/08	$657,546	$865,249
1,460,000	MPF Corp. Ltd.	5/08/06	7,500,856	—
9,306	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	97,943	—
2,140	Olympus Re Holdings Ltd.	12/19/01	206,942	5,024
5,513,169	Pontus I LLC, junior note, 144A, FRN, 5.689%, 7/24/09	1/22/08 - 2/25/08	10,141,345	6,221,085
872,120	Pontus II Trust, junior profit-participating note, 144A, FRN, 7.516%, 6/25/09	2/29/08	1,000,694	203,483
4,289	PTV Inc., 10.00%, pfd., A	12/07/01 - 3/06/02	6,005	3,860

	Total Restricted Securities (1.81% of Net Assets)			$22,058,372

[a]The	Fund also invests in unrestricted securities of the issuer, valued at $84,671 as of December 31, 2008.
[b]The	Fund also invests in unrestricted securities of the issuer, valued at $5,008 as of December 31, 2008.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2008, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Motor Coach Industries International Inc., First Lien DIP Revolver, FRN 7.75%, 9/19/09	$94,703

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2008, the Fund had aggregate unfunded capital commitments to investments of $3,036,399.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2008, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (0.42% of Net Assets)	800,000	—	—	800,000	$5,163,550	$—	$—

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees, official creditors’ committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issued securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

15. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

15. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$683,784,401	$441,885,052	$22,819,492	$1,148,488,945
Other Financial Instruments[a]	—	31,617,644	—	31,617,644
Liabilities:
Options Written	—	3,271,438	—	3,271,438
Other Financial Instruments[a]	—	13,918,055	—	13,918,055

[a]	Other financial instruments include net unrealized appreciation (depreciation) on forward exchange contracts and unfunded loan commitments.

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund’s fair value, is as follows:

Investments in Securities
Beginning Balance – January 1, 2008	$45,162,739
Net realized gain (loss)	247,018
Net change in unrealized appreciation (depreciation)	(27,542,924)
Net purchases (sales)	5,883,077
Transfers in and/or out of Level 3	(930,418)

Ending Balance	$22,819,492

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of year	$(29,450,870)

16. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

17. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

Currency Abbreviations

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound Sterling

Selected Portfolio Abbreviations

ADR - American Depository Receipt

DIP - Debtor-In-Possession

FHLB - Federal Home Loan Bank

FRN - Floating Rate Note

PIK - Payment-In-Kind

REIT - Real Estate Investment Trust

Franklin Templeton Variable Insurance Products Trust

Mutual Discovery Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Discovery Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Discovery Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $65,542,217 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 12.36% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on September 4, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as designated by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Qualified Dividends Per Share
Class 1	$0.0351	$0.3483	$0.2644
Class 2	$0.0351	$0.3147	$0.2390
Class 4	$0.0351	$0.3483	$0.2644

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.

MUTUAL SHARES SECURITIES FUND

This annual report for Mutual Shares Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-37.14%	-0.65%	+4.03%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -32.12%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the S&P 500, which had a -37.00% total return for the period under review.1

Economic and Market Overview

In 2008, the U.S. economy faltered and The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation’s economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end.2 In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007.

The weakening U.S. economy negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half. In an environment of extremely high commodity prices that increased inflationary pressure, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank (ECB) and many of the world’s other central banks had raised rates due to inflationary pressures. Later in the year, the

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

potential for global recession trumped inflationary concerns, and the world’s monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the period under review, three investments that declined in value were Constellation Energy, a power generation and distribution company; News Corp., an international media company; and International Paper, a paper and forest products company.

In the second half of 2008, Constellation Energy’s management disclosed that collateral requirements for certain business operations had increased substantially. This development triggered concerns about the company’s capital position, and its share price weakened materially. In September, MidAmerican Energy Holdings, a utility controlled by Berkshire Hathaway, agreed to inject capital into Constellation and also offered to purchase all of Constellation’s outstanding shares for $4.7 billion. Initially, Constellation’s board supported MidAmerican’s offer, but by mid-December Electricite de France (EDF), a Constellation joint venture partner, offered to purchase half of the company’s nuclear assets for $4.5 billion. The EDF proposal enabled existing investors to retain a stake in half of Constellation’s nuclear generation assets and complete ownership of its remaining assets. Constellation’s board ultimately endorsed EDF’s offer and terminated the MidAmerican deal. During the course of 2008, Constellation’s shares fell almost 75% in value. Although MidAmerican’s capital injection was dilutive to shareholders and the shares declined in value, we believed the share price at year-end materially undervalued Constellation’s combined assets.

News Corp. shares declined 55% as early signs of recession curbed advertising spending. The company has a diversified portfolio of media properties including television networks and stations, cable networks, newspapers and a film studio. While some of these platforms posted strong growth, the television stations and newspaper operations proved particularly vulnerable as consumers’ multi-year migration away from those media formats was exacerbated by a slowing advertising market. Although perhaps somewhat counterintuitive, the company’s significant cash balance also weighed on the stock price. Investors were concerned about the company’s suggestions that it would prefer strategic acquisitions over stock repurchases despite the weak business environment. We believed that the longer-term strategic value of News Corp.’s assets remained intact.

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities 12/31/08

% of Total Net Assets

Tobacco	11.1%

Insurance	7.3%

Media	6.2%

Food Products	4.6%

Food & Staples Retailing	4.1%

Oil, Gas & Consumable Fuels	3.9%

Industrial Conglomerates	3.7%

Diversified Telecommunication Services	3.2%

Electric Utilities	3.0%

Paper & Forest Products	2.7%

Shares of International Paper, North America’s largest producer of cardboard boxes and the second-largest producer of copy paper in North America, declined 62% in value during the year under review. The stock came under pressure as rising raw materials prices drove input costs higher, demand declined due to overall economic weakness, and lower capacity utilization negatively affected the company’s financial performance. Despite these headwinds, pricing for International Paper’s products remained fairly firm as the company (and most of its competitors) aggressively reduced production to better match supply with demand. The company completed its purchase of Weyerhaeuser’s box business in August, which provided significant cost-saving opportunities. We believed this holding’s intrinsic value was significantly higher than year-end market values and continued to hold the position into 2009.

In contrast to these disappointments, three of the Fund’s best performing investments were Valeant Pharmaceuticals International, a specialty pharmaceuticals company; brewer Anheuser-Busch; and H&R Block, a financial services company specializing in tax return preparation.

Valeant is a multinational company that develops and markets products primarily in the neurology and therapeutic dermatology areas. Valeant’s stock rose 91% during the year, supported by a number of positive developments. In February 2008, Michael Pearson was named CEO, and his focus on the company’s core geographies was well received by investors. Pearson quickly began to deliver on his strategy by selling the company’s western European operations and announcing his intention to exit much of the central European business. Over the course of 2008, Valeant also announced a cost reduction program, a partnership with GlaxoSmithKline to develop the epilepsy drug Retigabine, and acquisitions to bolster existing product lines.

Anheuser-Busch received an unsolicited $65-per-share cash takeover offer from Belgian brewing giant InBev in the spring of 2008. In our analysis, the company had been a long-time underperformer and suffered from a complacent management team. After the initial announcement, we began to buy shares at a discount to the offer as we believed the acquirer had the financial strength and management aggressiveness to increase its price and complete the deal. In July, the board of Anheuser-Busch accepted InBev’s enhanced $70-per-share cash offer. As the global credit crunch accelerated in September and October, Anheuser-Busch shares traded lower over concerns that the

Top 10 Holdings

Mutual Shares Securities Fund 12/31/08

Company Sector/Industry, Country	% of Total Net Assets

British American Tobacco PLC, ord. & ADR	3.1%
Tobacco, U.K.

Berkshire Hathaway Inc., A & B	2.7%
Insurance, U.S.

Comcast Corp., A	2.4%
Media, U.S.

Imperial Tobacco Group PLC	2.3%
Tobacco, U.K.

CVS Caremark Corp.	2.0%
Food & Staples Retailing, U.S.

Microsoft Corp.	1.9%
Software, U.S.

Nestle SA	1.8%
Food Products, Switzerland

E.ON AG	1.5%
Electric Utilities, Germany

Mattel Inc.	1.5%
Leisure Equipment & Products, U.S.

News Corp., A	1.5%
Media, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

deal might not close, and we used this opportunity to add to the Fund’s position. InBev completed the acquisition in November, and the new company, Anheuser-Busch InBev, became the largest global brewer. Overall, the Fund’s investment appreciated nearly 15% during 2008.

H&R Block (sold by period-end) is the largest U.S. tax preparer, serving clients through both retail offices and the Internet. In recent years, the company expanded its business portfolio by entering the subprime mortgage market and suffered the consequences in 2007 and thereafter. In 2008, shareholders voted in new board members who exited the mortgage business and improved operating margins in H&R Block’s remaining businesses. During the time we held it in 2008, the Fund’s shares rose 25% in value as a result of this management turnaround.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was stronger compared with most foreign currencies during 2008, the Fund benefited to the extent it was hedged. Also, our sizable cash position provided a cushion against declining markets.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$732.30	$4.75
Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.53

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.09%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.42	$20.67	$18.35	$16.78	$15.00

Income from investment operations[a]:
Net investment income[b]	0.34	0.54	0.40	0.34	0.21
Net realized and unrealized gains (losses)	(7.54)	0.31	2.86	1.47	1.71

Total from investment operations	(7.20)	0.85	3.26	1.81	1.92

Less distributions from:
Net investment income	(0.57)	(0.35)	(0.29)	(0.18)	(0.14)
Net realized gains	(0.73)	(0.75)	(0.65)	(0.06)	—

Total distributions	(1.30)	(1.10)	(0.94)	(0.24)	(0.14)

Net asset value, end of year	$11.92	$20.42	$20.67	$18.35	$16.78

Total return[c]	(36.93)%	3.72%	18.66%	10.83%	12.88%
Ratios to average net assets
Expenses[d,e]	0.73%	0.72%	0.81%	0.78%	0.75%
Expenses - excluding dividend expense on securities sold short[e]	0.73%	0.72%	0.74%	0.74%	0.73%
Net investment income	2.16%	2.58%	2.02%	1.97%	1.40%

Supplemental data
Net assets, end of year (000’s)	$319,703	$272,509	$259,943	$260,317	$287,324
Portfolio turnover rate	44.11%	41.73% [f]	19.75%	19.59%	31.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 15.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.19	$20.46	$18.18	$16.64	$14.90

Income from investment operations[a]:
Net investment income[b]	0.32	0.48	0.34	0.29	0.18
Net realized and unrealized gains (losses)	(7.49)	0.31	2.84	1.46	1.68

Total from investment operations	(7.17)	0.79	3.18	1.75	1.86

Less distributions from:
Net investment income	(0.51)	(0.31)	(0.25)	(0.15)	(0.12)
Net realized gains	(0.73)	(0.75)	(0.65)	(0.06)	—

Total distributions	(1.24)	(1.06)	(0.90)	(0.21)	(0.12)

Net asset value, end of year	$11.78	$20.19	$20.46	$18.18	$16.64

Total return[c]	(37.11)%	3.48%	18.38%	10.55%	12.63%
Ratios to average net assets
Expenses[d,e]	0.98%	0.97%	1.06%	1.03%	1.00%
Expenses - excluding dividend expense on securities sold short[e]	0.98%	0.97%	0.99%	0.99%	0.98%
Net investment income	1.91%	2.33%	1.77%	1.72%	1.15%

Supplemental data
Net assets, end of year (000’s)	$3,303,761	$5,925,551	$5,140,878	$3,596,889	$2,464,374
Portfolio turnover rate	44.11%	41.73% [f]	19.75%	19.59%	31.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 15.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

Class 4	period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.91

Income from investment operations[b]:
Net investment income[c]	0.17
Net realized and unrealized gains (losses)	(5.90)

Total from investment operations	(5.73)

Less distributions from:
Net investment income	(0.57)
Net realized gains	(0.73)

Total distributions	(1.30)

Net asset value, end of period	$11.88

Total return[d]	(32.12)%
Ratios to average net assets[e]
Expenses[f,g]	1.08%
Expenses - excluding dividend expense on securities sold short[g]	1.08%
Net investment income	1.81%

Supplemental data
Net assets, end of period (000’s)	$57,266
Portfolio turnover rate	44.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Product Trust

Statement of Investments, December 31, 2008

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests 80.5%
Aerospace & Defense 1.2%
[a]GenCorp Inc.	United States	494,180	$1,818,582
United Technologies Corp.	United States	770,303	41,288,240

			43,106,822

Air Freight & Logistics 1.2%
Deutsche Post AG	Germany	1,781,688	29,410,203
TNT NV	Netherlands	847,498	16,306,377

			45,716,580

Airlines 0.3%
[a]ACE Aviation Holdings Inc., A	Canada	594,087	3,295,601
[a]Delta Air Lines Inc.	United States	800,435	9,172,985
[a,b]Northwest Airlines Corp., Contingent Distribution	United States	27,670,000	17,432

			12,486,018

Auto Components 0.2%
[a,b,c]Collins & Aikman Products Co., Contingent Distribution	United States	929,505	9,295
[a]Dana Holding Corp.	United States	437,959	324,090
[a,b]Dana Holding Corp., Contingent Distribution	United States	10,339,000	3,231
[a]Goodyear Tire & Rubber Co.	United States	1,068,854	6,381,058
[a]Lear Corp.	United States	633,092	892,660

			7,610,334

Automobiles 0.6%
Daimler AG	Germany	350,712	12,946,576
Harley-Davidson Inc.	United States	333,270	5,655,592
[a,d]IACNA Investor LLC	United States	168,957	1,690
[a,d,e]International Automotive Components Group Brazil LLC	Brazil	1,730,515	1,376,833
[a,d,e]International Automotive Components Group Japan LLC	Japan	269,643	291,413
[a,d,e]International Automotive Components Group LLC	Luxembourg	6,170,474	1,049,598
[a,d,e]International Automotive Components Group NA LLC, A	United States	4,838,053	787,635

			22,109,337

Beverages 2.7%
Brown-Forman Corp., A	United States	7,455	377,372
Brown-Forman Corp., B	United States	107,219	5,520,707
Carlsberg AS, B	Denmark	296,066	9,525,128
Coca-Cola Enterprises Inc.	United States	730,903	8,792,763
[a]Dr. Pepper Snapple Group Inc.	United States	1,919,017	31,184,026
Pernod Ricard SA	France	581,644	43,081,180

			98,481,176

Biotechnology 0.7%
[a]Genentech Inc.	United States	319,254	26,469,349

Building Products 0.4%
Armstrong World Industries Inc.	United States	87,790	1,898,020
[a]Owens Corning Inc.	United States	820,981	14,202,971

			16,100,991

Capital Markets 0.4%
The Goldman Sachs Group Inc.	United States	159,570	13,466,112

Franklin Templeton Variable Insurance Product Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Chemicals 1.5%
[a,b,c]Dow Corning Corp., Contingent Distribution	United States	650,000	$25,000
Koninklijke DSM NV	Netherlands	670,345	17,176,818
Linde AG	Germany	469,701	39,308,458

			56,510,276

Commercial Banks 1.7%
Danske Bank AS	Denmark	623,814	6,094,108
[a,d]Elephant Capital Holdings Ltd.	Japan	11,728	—
Fifth Third Bancorp	United States	1,262,440	10,427,754
[a]Guaranty Bancorp	United States	1,288,316	2,576,632
Intesa Sanpaolo SpA	Italy	4,568,690	16,210,564
[a,d]NCB Warrant Holdings Ltd., A	Japan	57,295	—
U.S. Bancorp	United States	1,039,890	26,007,649

			61,316,707

Commercial Services & Supplies 0.0%[f]
[a]Comdisco Holding Co. Inc.	United States	180	1,404
[a,b]Comdisco Holding Co. Inc., Contingent Distribution	United States	7,473,000	—

			1,404

Communications Equipment 0.9%
Motorola Inc.	United States	4,535,313	20,091,437
Telefonaktiebolaget LM Ericsson, B	Sweden	1,760,509	13,239,280
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	80,000	624,800

			33,955,517

Computers & Peripherals 1.3%
[a,d]DecisionOne Corp	United States	108,227	—
[a,d]DecisionOne Corp., wts., 6/08/17	United States	59,425	—
[a]Dell Inc.	United States	3,772,456	38,629,950
Diebold Inc.	United States	301,904	8,480,483

			47,110,433

Consumer Finance 0.2%
[a,d]Cerberus CG Investor I LLC	United States	8,172,654	1,634,531
[a,d]Cerberus CG Investor II LLC	United States	8,172,654	1,634,531
[a,d]Cerberus CG Investor III LLC	United States	4,086,327	817,265
[a,d]Cerberus FIM Investors Holdco LLC	United States	7,900,500	1,673,305

			5,759,632

Containers & Packaging 0.1%
Temple-Inland Inc.	United States	842,989	4,046,347

Diversified Consumer Services 0.2%
Hillenbrand Inc.	United States	342,585	5,714,318

Diversified Financial Services 1.2%
CIT Group Inc.	United States	2,746,700	12,470,018
[a,d,g]GLCP Harrah’s Investment LP	United States	5,565,600	1,669,680
JPMorgan Chase & Co.	United States	949,017	29,922,506
[a,b]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	—

			44,062,204

Franklin Templeton Variable Insurance Product Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 3.2%
[a,d,e]AboveNet Inc.	United States	62,453	$3,122,650
[a,d,e]AboveNet Inc., stock grant, grant price $20.95, expiration date 9/09/13	United States	78	175
[a,d,e]AboveNet Inc., wts., 9/08/10	United States	2,995	11,980
[a,b,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
Koninklijke (Royal) KPN NV	Netherlands	1,924,766	27,936,736
Qwest Communications International Inc.	United States	14,890,274	54,200,597
Telefonica SA	Spain	1,502,812	33,306,906

			118,579,044

Electric Utilities 3.0%
E.ON AG	Germany	1,423,873	55,787,866
Entergy Corp.	United States	260,290	21,637,908
Exelon Corp.	United States	571,467	31,779,280

			109,205,054

Electronic Equipment, Instruments & Component 0.6%
Tyco Electronics Ltd.	United States	1,456,842	23,615,409

Energy Equipment & Services 1.5%
Baker Hughes Inc.	United States	442,458	14,189,628
[a]Exterran Holding Inc.	United States	613,890	13,075,857
[a]Pride International Inc.	United States	453,060	7,239,899
[a]Transocean Ltd.	United States	460,927	21,778,801

			56,284,185

Food & Staples Retailing 4.1%
Carrefour SA	France	844,026	32,479,148
CVS Caremark Corp.	United States	2,591,865	74,490,200
Kroger Co.	United States	1,689,186	44,611,402

			151,580,750

Food Products 4.6%
Cadbury PLC	United Kingdom	3,689,234	32,626,220
Groupe Danone	France	373,591	22,556,900
Kraft Foods Inc., A	United States	1,773,448	47,617,079
Nestle SA	Switzerland	1,720,203	67,010,436

			169,810,635

Health Care Providers & Services 1.0%
[a]Community Health Systems Inc.	United States	1,204,704	17,564,584
[a,d]Kindred Healthcare Inc.	United States	167,311	2,069,470
Quest Diagnostics Inc.	United States	212,827	11,047,850
[a]Tenet Healthcare Corp.	United States	6,379,987	7,336,985

			38,018,889

Hotels, Restaurants & Leisure 0.0%[f]
[a]Trump Entertainment Resorts Inc.	United States	252,793	43,076

Independent Power Producers & Energy Traders 0.7%
Constellation Energy Group	United States	1,036,736	26,011,706

Industrial Conglomerates 3.7%
Keppel Corp. Ltd.	Singapore	3,905,323	11,804,571
Koninklijke Philips Electronics NV	Netherlands	1,315,064	25,431,351

Franklin Templeton Variable Insurance Product Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Industrial Conglomerates (continued)
[e]Orkla ASA	Norway	5,362,549	$35,044,300
Siemens AG	Germany	590,321	43,575,288
Tyco International Ltd.	United States	1,019,893	22,029,689

			137,885,199

Insurance 7.3%
ACE Ltd.	United States	704,320	37,272,614
[a]Alleghany Corp.	United States	23,351	6,584,982
[a]Berkshire Hathaway Inc., A	United States	149	14,393,400
[a]Berkshire Hathaway Inc., B	United States	26,810	86,167,340
[a]Conseco Inc.	United States	1,091,457	5,653,747
Old Republic International Corp.	United States	2,329,142	27,763,373
[a,d]Olympus Re Holdings Ltd.	United States	16,280	38,219
Prudential Financial Inc.	United States	513,795	15,547,437
The Travelers Cos. Inc.	United States	320,496	14,486,419
White Mountains Insurance Group Ltd.	United States	140,935	37,645,148
Zurich Financial Services AG	Switzerland	118,066	25,096,902

			270,649,581

Internet Software & Services 0.2%
[a,h]Yahoo! Inc.	United States	625,670	7,633,174

IT Services 0.7%
[a]Alliance Data Systems Corp.	United States	557,448	25,938,056

Leisure Equipment & Products 1.9%
Eastman Kodak Co.	United States	2,112,040	13,897,223
Mattel Inc.	United States	3,399,259	54,388,144

			68,285,367

Life Sciences Tools & Services 0.1%
[a]MDS Inc.	Canada	825,217	5,120,306

Machinery 0.5%
AB SKF, B	Sweden	1,095,590	10,824,188
Federal Signal Corp.	United States	930,921	7,642,862
[a,d]Motor Coach Industries International Inc., wts., 5/27/09	United States	2	—

			18,467,050

Marine 0.6%
A.P. Moller - Maersk AS	Denmark	4,478	23,639,708

Media 6.2%
[a]Adelphia Recovery Trust	United States	29,283,354	292,833
[a,b]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	293,318
[a,b]Century Communications Corp., Contingent Distribution	United States	5,487,000	—
Comcast Corp., A	United States	5,447,444	87,976,221
News Corp., A	United States	5,966,390	54,234,485
Time Warner Inc.	United States	3,765,929	37,885,246
[a,c]TVMAX Holdings Inc.	United States	35,609	—
[a]Viacom Inc., B	United States	1,499,203	28,574,809
Virgin Media Inc.	United Kingdom	3,623,690	18,082,213

			227,339,125

Franklin Templeton Variable Insurance Product Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Common Stocks and Other Equity Interests (continued)
Metals & Mining 1.0%
AK Steel Holding Corp.	United States	725,540	$6,762,033
ArcelorMittal, N.Y. shs., A	Netherlands	687,340	16,901,690
Cliffs Natural Resources Inc.	United States	474,700	12,157,067

			35,820,790

Multi-Utilities 1.0%
GDF Suez	France	719,094	35,519,611
[a,b]NorthWestern Corp., Contingent Distribution	United States	3,348,000	—

			35,519,611

Oil, Gas & Consumable Fuels 3.9%
BP PLC	United Kingdom	2,800,254	21,512,931
BP PLC, ADR	United Kingdom	5,003	233,840
Marathon Oil Corp.	United States	1,319,820	36,110,275
Noble Energy Inc.	United States	303,140	14,920,551
Royal Dutch Shell PLC, A	United Kingdom	1,813,808	47,554,646
Total SA, B	France	406,819	22,134,149

			142,466,392

Paper & Forest Products 2.7%
[a]Domtar Corp.	United States	3,649,675	6,094,957
International Paper Co.	United States	2,706,902	31,941,444
MeadWestvaco Corp.	United States	1,553,006	17,378,137
Mondi Ltd.	United Kingdom	55,042	200,979
Weyerhaeuser Co.	United States	1,407,287	43,077,055

			98,692,572

Pharmaceuticals 1.8%
Novartis AG	Switzerland	681,230	33,618,148
Schering-Plough Corp.	United States	343,900	5,856,617
[a]Valeant Pharmaceuticals International	United States	649,761	14,879,527
[a]Watson Pharmaceuticals Inc.	United States	406,933	10,812,210

			65,166,502

Real Estate Investment Trusts (REITs) 0.8%
Alexander’s Inc.	United States	39,751	10,132,530
Link REIT	Hong Kong	8,626,736	14,247,661
Ventas Inc.	United States	119,989	4,028,030

			28,408,221

Real Estate Management & Development 0.5%
[c]Canary Wharf Group PLC	United Kingdom	1,535,898	5,920,384
[a]Forestar Real Estate Group	United States	330,463	3,146,008
[a]The St. Joe Co.	United States	314,282	7,643,338

			16,709,730

Semiconductors & Semiconductor Equipment 1.1%
[a]LSI Corp.	United States	6,515,393	21,435,643
Maxim Integrated Products Inc.	United States	1,542,747	17,618,171

			39,053,814

Software 1.9%
Microsoft Corp.	United States	3,655,003	71,053,258

Franklin Templeton Variable Insurance Product Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts		Value
Common Stocks and Other Equity Interests (continued)
Tobacco 11.1%
Altria Group Inc.	United States	2,246,727		$33,835,709
British American Tobacco PLC	United Kingdom	4,320,987		113,598,313
British American Tobacco PLC, ADR	United Kingdom	4,218		223,301
Imperial Tobacco Group PLC	United Kingdom	3,149,559		85,101,633
Japan Tobacco Inc.	Japan	8,266		27,357,174
KT&G Corp.	South Korea	558,019		34,947,983
Lorillard Inc.	United States	170,740		9,621,199
Philip Morris International Inc.	United States	455,680		19,826,637
Reynolds American Inc.	United States	1,234,051		49,744,596
UST Inc.	United States	495,724		34,393,331

				408,649,876

Transportation Infrastructure 0.0%[f]
[a]Groupe Eurotunnel SA	France	3,017		16,242
[a]Groupe Eurotunnel SA, wts., 12/30/11	France	160,159		18,364

				34,606

Total Common Stocks and Other Equity Interests (Cost $4,086,398,042)				2,963,705,243

Preferred Stocks 0.0%[f]
Auto Components 0.0%[f]
[d]Dana Holding Corp., 4.00%, cvt. pfd., B	United States	37,154		334,386

Diversified Telecommunication Services 0.0%[f]
[a,d]PTV Inc., 10.00%, pfd., A	United Kingdom	17,300		15,570

Total Preferred Stocks (Cost $3,739,620)				349,956

		Principal Amount[j]
Corporate Bonds & Notes 2.4%
[k]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35	Canada	1,242,000	CAD	904,961
[l]Boston Generating LLC, FRN, Revolver, 1.334%, 12/21/13	United States	194,500		116,700
Synthetic Letter of Credit, 1.334%, 12/21/13	United States	694,600		416,760
Term Loan B, 2.711%, 12/21/13	United States	3,076,651		1,845,994
[l]Calpine Corp., Exit Term Loan, FRN, 6.645%, 3/29/14	United States	26,950,161		19,991,252
[d]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	7,173,000		1,434,600
[d]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	7,173,000		1,434,600
[d]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	3,586,500		717,300
[d]Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13	United States	23,696,793		5,018,981
[i,l]Charter Communications Operating LLC, Term Loan B, FRN, 3.63%, 3/06/14	United States	5,329,900		3,600,614
DecisionOne Corp., [d]12.00%, 4/15/10	United States	139,306		139,306
[c,l]FRN, 5.50%, 5/12/09	United States	24,958		24,958
[l]First Data Corp., Term Loan, FRN, 3.211%, 9/24/14 B-1	United States	5,998,713		3,665,394
B-2	United States	1,505,688		920,021
B-3	United States	1,481,649		906,739
Groupe Eurotunnel SA, cvt., sub. bond, NRS I, T2, 3.00%, 7/28/09	France	4,300	EUR	5,111

Franklin Templeton Variable Insurance Product Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Shares Securities Fund	Country	Principal Amount[j]		Value
Corporate Bonds & Notes (continued)
Groupe Eurotunnel SA, cvt., sub. bond, NRS I (continued)
T2, 3.00%, 7/28/09	France	4,979	GBP	$7,271
T3, 3.00%, 7/28/10	France	2,425,100	EUR	2,882,365
T3, 3.00%, 7/28/10	France	1,688,564	GBP	2,466,232
[d,e]International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	1,456,500		702,150
[d,e,l,m]Pontus I LLC, 144A, FRN, 5.689%, 7/24/09	United States	17,760,635		20,041,178
[d,e,l,m]Pontus II Trust, junior profit-participating note, 144A, FRN, 7.516%, 6/25/09	United States	2,809,825		655,588
[l]Realogy Corp., FRN,
[n]4.596%, 4/10/13	United States	7,608,610		4,346,419
Delayed Draw Term B Loan, 5.706%, 10/10/13	United States	692,091		436,594
Initial Term Loan B, 5.706%, 10/10/13	United States	3,816,880		2,407,814
Synthetic Letter of Credit, 1.52%, 10/10/13	United States	1,027,637		648,267
[l]Texas Competitive Electric Holdings Co. LLC, FRN,
5.368%, 10/10/14	United States	15,919,615		11,110,570
Term Loan B3, 5.368%, 10/10/14	United States	1,487,534		1,038,175
[c,o]TVMAX Holdings Inc., PIK,
11.50%, 3/31/09	United States	56,676		39,673
14.00%, 3/31/09	United States	206,218		144,352

Total Corporate Bonds & Notes (Cost $151,842,612)				88,069,939

Corporate Bonds & Notes in Reorganization 0.1%
[l]Motor Coach Industries International Inc., FRN,
[n]First lien DIP Revolver, 7.75%, 9/19/09	United States	967,018		944,380
[i]Second Lien DIP Trust A Term Loan, 12.75%, 9/19/09	United States	1,418,139		1,162,874
Second Lien DIP Trust B Term Loan, 15.25%, 9/19/09	United States	864,882		735,150
[i,p]Second Lien Senior Secured Term Loan, 11.00%, 12/01/08	United States	1,168,647		929,074
[c,p]Third Lien Senior Secured Term Loan, 15.649%, 12/01/08	United States	13,474,193		367,846
[c,p]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	5,000		25
[p]Trump Entertainment Resorts Inc., 8.50%, 5/20/15	United States	7,582,630		1,042,612
[e,p]Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%, 12/15/14	United States	18,305,000		274,575

Total Corporate Bonds & Notes in Reorganization (Cost $37,134,055)				5,456,536

Companies in Liquidation 0.0%
[c]Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	—
[c]PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00	Hong Kong	12,200,000		—

Total Companies in Liquidation (Cost $—)				—

Total Investments before Short Term Investments (Cost $4,279,114,329)				3,057,581,674

Franklin Templeton Variable Insurance Product Trust

Statement of Investments, December 31, 2008 (continued)

Mutual Shares Securities Fund	Country	Principal Amount[j]	Value
Short Term Investments 13.7%
U.S. Government and Agency Securities 13.7%
[q]FHLB, 1/02/09 - 12/08/09	United States	493,988,000	$493,143,789
[q]U.S. Treasury Bill, 11/19/09	United States	10,000,000	9,970,930

Total U.S. Government and Agency Securities (Cost $499,472,412)			503,114,719

Total Investments (Cost $4,778,586,741) 96.7%			3,560,696,393
Options Written 0.0%[f]			(88,535)
Net Unrealized Appreciation on Forward Exchange Contracts 0.7%			23,622,985
Other Assets, less Liabilities 2.6%			96,499,223

Net Assets 100.0%			$3,680,730,066

		Contracts
[r]Options Written 0.0% [f]
Call Options 0.0%[f]
Internet Software & Services 0.0%[f]
Yahoo! Inc., Jan. 12.5 Calls, 1/17/09	United States	619	$47,663
Yahoo! Inc., Jan. 14 Calls, 1/17/09	United States	1,290	39,990
Yahoo! Inc., Jan. 15 Calls, 1/17/09	United States	49	882

Total Options Written (Premiums received $315,789)			88,535

See abbreviations on page MS-36.

aNon-income producing for the twelve months ended December 31, 2008.

bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2008, the aggregate value of these securities was $6,531,533, representing 0.18%, of net assets.

dSee Note 10 regarding restricted and illiquid securities.

eSee Note 14 regarding other considerations.

fRounds to less than 0.1% of net assets.

gSee Note 13 regarding holdings of 5% voting securities.

hA portion or all of the security is held in connection with written option contracts open at year end.

iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

jThe principal amount is stated in U.S. dollars unless otherwise indicated.

kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the value of this security was $904,961, representing 0.02% of net assets.

lThe coupon rate shown represents the rate at period end.

mSee Note 1(h) regarding investments in special purpose entities.

nSee Note 11 regarding unfunded loan commitments.

oIncome may be received in additional securities and/or cash.

pSee Note 8 regarding defaulted securities.

qThe security is traded on a discount basis with no stated coupon rate.

rSee Note 1(f) regarding written options.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,773,021,141
Cost - Non-controlled affiliated issuers (Note 13)	5,565,600

Total cost of investments	$4,778,586,741

Value - Unaffiliated issuers	$3,559,026,713
Value - Non-controlled affiliated issuers (Note 13)	1,669,680

Total value of investments	3,560,696,393
Cash	80,662,830
Cash on deposit with brokers	22,304
Foreign currency, at value (cost $8,839,460)	8,801,851
Receivables:
Investment securities sold	19,216,849
Capital shares sold	1,686,775
Dividends and interest	16,243,472
Unrealized appreciation on forward exchange contracts (Note 7)	54,865,179

Total assets	3,742,195,653

Liabilities:
Payables:
Investment securities purchased	22,168,654
Capital shares redeemed	2,229,359
Affiliates	3,457,431
Options written, at value (premiums received $315,789)	88,535
Unrealized depreciation on forward exchange contracts (Note 7)	31,242,194
Unrealized depreciation on unfunded loan commitments (Note 11)	698,407
Accrued expenses and other liabilities	1,581,007

Total liabilities	61,465,587

Net assets, at value	$3,680,730,066

Net assets consist of:
Paid-in capital	$5,029,401,957
Undistributed net investment income	82,483,212
Net unrealized appreciation (depreciation)	(1,194,780,364)
Accumulated net realized gain (loss)	(236,374,739)

Net assets, at value	$3,680,730,066

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Mutual Shares Securities Fund
Class 1:
Net assets, at value	$319,702,890

Shares outstanding	26,828,365

Net asset value and maximum offering price per share	$11.92

Class 2:
Net assets, at value	$3,303,761,261

Shares outstanding	280,534,595

Net asset value and maximum offering price per share	$11.78

Class 4:
Net assets, at value	$57,265,915

Shares outstanding	4,820,245

Net asset value and maximum offering price per share	$11.88

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Mutual Shares Securities Fund
Investment income:
Dividends (net of foreign taxes of $6,764,520)	$114,266,492
Interest	28,688,251
Income from securities loaned	1,487,339

Total investment income	144,442,082

Expenses:
Management fees (Note 3a)	29,948,054
Administrative fees (Note 3b)	4,331,431
Distribution fees: (Note 3c)
Class 2	11,704,775
Class 4	66,163
Custodian fees (Note 4)	552,223
Reports to shareholders	722,185
Registration and filing fees	34,952
Professional fees	662,022
Trustees’ fees and expenses	27,275
Dividends on securities sold short	239,821
Other	123,851

Total expenses	48,412,752
Expense reductions (Note 4)	(25,816)

Net expenses	48,386,936

Net investment income	96,055,146

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(319,352,786)
Written options (Note 6)	1,318,764
Foreign currency transactions	62,791,007
Securities sold short	8,831,704

Net realized gain (loss)	(246,411,311)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,105,950,130)
Translation of other assets and liabilities denominated in foreign currencies	37,080,237

Net change in unrealized appreciation (depreciation)	(2,068,869,893)

Net realized and unrealized gain (loss)	(2,315,281,204)

Net increase (decrease) in net assets resulting from operations	$(2,219,226,058)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$96,055,146	$143,582,793
Net realized gain (loss) from investments, written options, foreign currency transactions, and securities sold short	(246,411,311)	258,914,403
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(2,068,869,893)	(228,498,434)

Net increase (decrease) in net assets resulting from operations	(2,219,226,058)	173,998,762

Distributions to shareholders from:
Net investment income:
Class 1	(11,945,567)	(3,972,937)
Class 2	(141,276,754)	(85,861,035)
Class 4	(1,103,934)	—
Net realized gains:
Class 1	(15,383,580)	(8,639,670)
Class 2	(200,942,848)	(210,215,361)
Class 4	(1,421,653)	—

Total distributions to shareholders	(372,074,336)	(308,689,003)

Capital share transactions: (Note 2)
Class 1	217,189,228	15,525,183
Class 2	(215,728,827)	916,403,514
Class 4	72,510,540	—

Total capital share transactions	73,970,941	931,928,697

Net increase (decrease) in net assets	(2,517,329,453)	797,238,456
Net assets:
Beginning of year	6,198,059,519	5,400,821,063

End of year	$3,680,730,066	$6,198,059,519

Undistributed net investment income included in net assets:
End of year	$82,483,212	$149,427,434

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Mutual Shares Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Synthetic Equity Swaps (continued)

equity swaps are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized appreciation or depreciation on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or exchange rate, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

h. Investments in Special Purpose Entities

At December 31, 2008, the Fund had contributed an additional $15,323,878 as a subordinated note holder of certain special purpose entities (“SPEs”). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund’s cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE’s underlying investments.

i. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Securities Lending (continued)

each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2008, the Fund had no securities on loan.

j. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income, and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

m. Guarantees and Indemnifications (continued)

Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Shares of Beneficial Interest

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	15,807,156	$251,864,457	2,778,546	$57,615,881
Shares issued in reinvestment of distributions	1,694,305	27,329,147	580,157	12,612,607
Shares redeemed	(4,017,273)	(62,004,376)	(2,589,646)	(54,703,305)

Net increase (decrease)	13,484,188	$217,189,228	769,057	$15,525,183

Class 2 Shares:
Shares sold	29,551,202	$460,631,440	60,311,785	$1,269,429,065
Shares issued in reinvestment of distributions	21,455,774	342,219,602	13,758,197	296,076,396
Shares redeemed in-kind (Note 15)	—	—	(5,519,424)	(109,229,391)
Shares redeemed	(64,008,262)	(1,018,579,869)	(26,278,440)	(539,872,556)

Net increase (decrease)	(13,001,286)	$(215,728,827)	42,272,118	$916,403,514

Class 4 Shares:
Shares sold	4,692,500	$70,463,022
Shares issued on reinvestment of distributions	156,848	2,525,245
Shares redeemed	(29,103)	(477,727)

Net increase (decrease)	4,820,245	$72,510,540

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $49,737,496 expiring in 2016.

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses of $141,606,007.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$198,602,801	$129,617,847
Long term capital gain	173,471,517	179,071,156

	$372,074,338	$308,689,003

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,803,802,935

Unrealized appreciation	$251,740,973
Unrealized depreciation	(1,494,847,515)

Net unrealized appreciation (depreciation)	$(1,243,106,542)

Distributable earnings - undistributed ordinary income	$81,839,194

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, tax straddles, foreign currency transactions, index stock options, pass-through entity income and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2008, aggregated $2,007,649,998 and $2,118,637,664, respectively.

Transactions in options written during the year ended December 31, 2008, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2007	51,422	$1,337,174
Options written	2,488	654,221
Options expired	(50,096)	(427,908)
Options exercised	(1,856)	(1,247,698)
Options closed	—	—

Options outstanding at December 31, 2008	1,958	$315,789

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

		Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy
8,880,000	British Pound Sterling	$15,607,438	1/12/09	$—	$(2,642,061)
13,328,589	Norwegian Krone	1,858,684	1/12/09	55,958	—
87,601,418	Danish Krone	15,203,108	1/23/09	1,225,839	—
21,126,290	Danish Krone	3,994,342	1/23/09	—	(42,471)
10,566,752	Swiss Franc	8,940,000	2/09/09	959,917	—
10,180,000	Euro	13,051,340	2/13/09	1,158,604	—
6,119,681	Canadian Dollar	4,854,698	2/27/09	171,980	—
13,090,000	British Pound Sterling	22,323,977	3/10/09	—	(3,233,082)
51,639,918	Swedish Krona	7,220,000	3/16/09	—	(621,651)
14,433,556	Swedish Krona	1,755,000	3/16/09	89,264	—
9,939,795	Singapore Dollar	6,670,000	3/24/09	250,297	—
22,623,614	Norwegian Krone	3,135,000	5/19/09	98,145	—

Contracts to Sell
19,929,364	British Pound Sterling	34,198,437	1/12/09	5,100,271	—
214,518,134	Norwegian Krone	34,590,306	1/12/09	3,774,933	—
13,954,032	Norwegian Krone	1,976,000	1/12/09	—	(28,486)
8,597,033	Euro	11,780,514	1/14/09	—	(232,977)
125,700,000	Danish Krone	26,246,557	1/23/09	2,672,524	—
61,386,091	Danish Krone	10,820,994	1/23/09	—	(691,478)
80,000,000	Euro	117,028,000	1/26/09	5,297,693	—
35,705,002	Swiss Franc	33,956,255	2/09/09	504,486	—
5,445,436	Swiss Franc	4,580,000	2/09/09	—	(521,791)
74,000,000	Euro	109,986,200	2/13/09	6,691,909	—
1,241,474	Euro	1,599,391	2/13/09	—	(133,544)
911,037,902	Japanese Yen	9,471,908	2/19/09	—	(579,948)
10,428,903	Canadian Dollar	8,215,993	2/27/09	—	(350,261)
13,080,000	Euro	17,039,476	2/27/09	—	(1,211,910)
47,000,000	Swiss Franc	42,443,619	3/09/09	—	(1,605,548)
64,000,000	British Pound Sterling	110,985,840	3/10/09	17,646,097	—
76,336,978	Euro	97,484,751	3/13/09	—	(8,997,846)
205,405,471	Swedish Krona	30,178,650	3/16/09	3,932,733	—
28,482,132	Swedish Krona	3,529,353	3/16/09	—	(109,983)
17,528,217	Singapore Dollar	12,493,383	3/24/09	289,866	—
884,646	Singapore Dollar	590,000	3/24/09	—	(25,909)
7,876,825,000	South Korean Won	6,600,000	4/06/09	341,598	—
12,478,547,500	South Korean Won	9,230,000	4/06/09	—	(684,625)
848,000,000	Japanese Yen	9,658,314	4/20/09	288,372	—
14,985,000	Euro	19,505,584	4/30/09	—	(1,375,349)
31,875,178	British Pound Sterling	49,575,465	5/12/09	3,096,192	—
48,916,446	Euro	61,047,725	5/13/09	—	(7,096,994)
7,881,666	Norwegian Krone	1,110,000	5/19/09	—	(16,371)
11,500,000	Euro	14,975,300	5/29/09	—	(1,039,909)
49,115,000	British Pound Sterling	72,840,360	9/14/09	1,218,501	—

Unrealized appreciation (depreciation) on forward exchange contracts				54,865,179	(31,242,194)

Net unrealized appreciation on forward exchange contracts				$23,622,985

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2008, the aggregate value of these securities was $2,614,132, representing 0.07% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
62,453	AboveNet Inc.	10/02/01 - 8/08/08	$3,452,922	$3,122,650
78	AboveNet Inc., stock grant, grant price $20.95, expiration date 9/09/13	4/17/06 - 9/08/06	—	175
2,995	AboveNet Inc., wts., 9/08/10	10/02/01 - 9/07/07	315,092	11,980
8,172,654	Cerberus CG Investor I LLC	7/26/07 - 6/17/08	8,172,654	1,634,531
7,173,000	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	7,173,000	1,434,600
8,172,654	Cerberus CG Investor II LLC	7/26/07 - 6/17/08	8,172,654	1,634,531
7,173,000	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	7,173,000	1,434,600
4,086,327	Cerberus CG Investor III LLC	7/26/07 - 6/17/08	4,086,327	817,265
3,586,500	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	3,586,500	717,300
7,900,500	Cerberus FIM Investors Holdco LLC	11/20/06	7,900,500	1,673,305
23,696,793	Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13	11/21/06	23,696,793	5,018,981
37,154	[a]Dana Holding Corp., 4.00%, cvt. pfd., B	12/27/07	3,715,400	334,386
108,227	[b]DecisionOne Corp.	3/12/99 - 7/18/00	76,619	—
139,306	[b]DecisionOne Corp., 12.00%, 4/15/10	3/12/99 - 10/16/08	196,278	139,306
59,425	[b]DecisionOne Corp., wts., 6/08/17	7/09/07	—	—
11,728	Elephant Capital Holdings Ltd.	8/29/03 - 3/10/08	1,364,048	—
5,565,600	GLCP Harrah’s Investment LP	1/15/08	5,565,600	1,669,680
168,957	IACNA Investor LLC	7/24/08	173,030	1,690

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

10. RESTRICTED SECURITIES (continued)

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	$1,160,868	$1,376,833
269,643	International Automotive Components Group Japan LLC	9/26/06 - 3/27/07	2,340,891	291,413
6,170,474	International Automotive Components Group LLC	1/12/06 - 10/16/06	6,172,073	1,049,598
1,456,500	International Automotive Components Group NA LLC, 9.00%, 4/01/17	3/30/07	1,478,348	702,150
4,838,053	International Automotive Components Group NA LLC, A	3/30/07 - 10/10/07	4,789,127	787,635
167,311	Kindred Healthcare Inc.	4/02/99 - 7/8/08	1,563,248	2,069,470
2	[c]Motor Coach Industries International Inc., wts., 5/27/09	3/30/07	—	—
57,295	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	603,247	—
16,280	Olympus Re Holdings Ltd.	12/19/01	1,574,304	38,219
17,760,635	Pontus I LLC, junior note, 144A, FRN, 5.689%, 7/24/09	1/22/08 - 2/25/08	32,670,267	20,041,178
2,809,825	Pontus II Trust, junior profit-participating note, 144A, FRN, 7.516%, 6/25/09	2/29/08	3,224,069	655,588
17,300	PTV Inc., 10.00%, pfd., A	12/07/01 - 3/6/02	24,220	15,570

	Total Restricted Securities (1.27% of Net Assets)			$46,672,634

[a]	The Fund also invests in unrestricted securities of the issuer, valued at $327,321 as of December 31, 2008.
[b]	The Fund also invests in unrestricted securities of the issuer, valued at $24,958 as of December 31, 2008.
[c]	The Fund also invests in unrestricted securities of the issuer, valued at $4,139,324 as of December 31, 2008.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2008, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Realogy Corp. FRN, 4.596%, 4/10/13	$3,471,890
Motor Coach Industries International Inc., First Lien DIP Revolver, FRN, 7.75%, 9/19/09	549,442

$4,021,332

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2008, the Fund had aggregate unfunded capital commitments to investments of $15,667,656.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2008, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
GLCP Harrah’s Investment LP (0.05% of Net Assets)	—	5,565,600	—	5,565,600	$1,669,680	$—	$—

14. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees, official creditors’ committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issued securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

15. REDEMPTION IN-KIND

During the year ended December 31, 2007, the Fund realized $14,084,559 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

16. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

16. FAIR VALUE MEASUREMENTS (continued)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$2,913,623,171	$594,219,011	$52,854,211	$3,560,696,393
Other Financial Instruments[a]	—	54,865,179	—	54,865,179
Liabilities:
Options Written	88,535		—	88,535
Other Financial Instruments[a]	—	31,940,601	—	31,940,601

[a]Other	financial instruments include net unrealized appreciation (depreciation) on forward exchange contracts, and unfunded loan commitments.

At December 31, 2008, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the fair value, is as follows:

Investments in Securities
Beginning Balance – January 1, 2008	$141,064,446
Net realized gain (loss)	1,363,122
Net change in unrealized appreciation (depreciation)	(98,129,019)
Net purchases (sales)	12,137,605
Transfers in and/or out of Level 3	(3,581,943)

Ending Balance	$52,854,211

Net change in unrealized appreciation (depreciation) attributable to assets still held at end of year	$(108,587,306)

17. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

18. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

Currency Abbreviations

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound Sterling

JPY - Japanese Yen

Selected Portfolio Abbreviations

ADR - American Depository Receipt

DIP - Debtor-In-Possession

FHLB - Federal Home Loan Bank

FRN - Floating Rate Note

PIK - Payment-In-Kind

REIT - Real Estate Investment Trust

Franklin Templeton Variable Insurance Products Trust

Mutual Shares Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Shares Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $173,471,517 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 25.50% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-52.76%	+4.55%	+6.37%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund. For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -48.66%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to the MSCI EM Index’s -53.18% total return and the S&P/IFCI Composite Index’s -53.74% total return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global financial markets this past year experienced some of the worst volatility since the 1930s. The current crisis began in the U.S. with the unraveling of the highly leveraged derivative structure of subprime mortgages. Extreme risk aversion and the resulting lack of liquidity were detrimental to companies that relied on borrowing and eventually led to a series of major financial firm collapses in the U.S. and Europe. Investor anxiety surged and market volatility in developed and emerging markets reached historic levels.

Recognizing the severity of the credit crunch, governments around the world implemented fiscal stimuli and loosened monetary policies to support their domestic economies and ease liquidity conditions. Thus far, more than US$1 trillion in total has been pledged globally by countries including China, the U.S., Germany, the U.K., Taiwan, Spain, Japan, South Korea, Russia, France, Australia, Hong Kong, Singapore and Malaysia. Government measures, coupled with stocks trading at distress-level valuations, brought bargain hunters back to the market. As a result, the MSCI EM Index rebounded and ended the year 25% above its 2008 low in October.1

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we may make on-site visits to companies to assess critical factors such as management strength and local conditions.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the year under review, the most significant detractors from the Fund’s absolute performance included Turkey’s Akbank, one of the country’s largest commercial banks, Russia’s Gazprom, the world’s largest natural gas producer, and South Korea’s SK Energy, a major oil refiner. All three stocks significantly declined in value and underperformed many of their emerging markets peers in 2008. Investor risk aversion rose toward emerging markets such as Turkey amid the global financial crisis, and shares of Akbank suffered. Commodity price corrections drove investors to reduce exposure to energy stocks. We divested the Fund’s investments in SK Energy due to weak refining margins, slower demand and availability of what we considered more attractively valued stocks in our investment universe. Although we trimmed the Fund’s holdings in Gazprom and Akbank to meet funding requirements, we believed that these companies were well positioned to benefit from continued demand for their products and services over the longer term.

On the other hand, the most significant contributors to Fund performance included Zijin Mining Group, a Chinese mining conglomerate primarily engaged in gold production, and China Coal Energy and China Shenhua Energy, the country’s largest coal producers. We added shares of Zijin Mining Group to the portfolio in December after price corrections brought the shares down to attractive levels in our view. As one of China’s largest gold miners, Zijin Mining Group has proven reserves and benefits from economies of scale and cost advantages. We believe expectations for gold prices to remain relatively high could lead to higher revenues.

We initiated a position in China Coal Energy and added to our existing position in China Shenhua Energy as price corrections brought valuations down to what we considered attractive levels. China Coal Energy is the country’s largest thermal coal exporter, and also engages in the coking business and mining equipment manufacturing. As an integrated coal-based energy company, China Shenhua Energy owns one of the two dedicated coal freight rail lines in the country. Based on our analysis, we believe these companies could benefit from proven reserves, resilient coal prices in the medium term and long-term demand from industries such as power generation and steel.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2008, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure.

During the reporting period, we increased the Fund’s holdings in South Africa, Taiwan and Chile as we continued to search for attractive investment opportunities. We also increased the Fund’s exposure to select frontier markets, which we believe have the potential to grow at a relatively fast pace and offer investors the opportunity to invest in a younger generation of emerging markets. We made select purchases in Qatar, United Arab Emirates, Kuwait and Oman.

In addition, we made significant purchases in banks. In our view, the continued liberalization of the financial sector in emerging markets could unlock hidden value and allow banks to benefit from the growing financial needs of consumers in these markets. Major additions in this sector included ICBC (Industrial and Commercial Bank of China) and China Construction Bank, two leading Chinese commercial banks, HSBC Holdings, one of the world’s premier banking and financial services organizations, and Banco Itau Holding Financeira, a major financial conglomerate in Brazil.

We also made key purchases in consumer-related sectors that included broadcasting and cable television, life and health insurance, and brewing companies. Some key investments were China Life Insurance, the country’s leading life insurance company, Brazil’s Ambev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers, and Grupo Televisa, a premier Mexican media company. We

Top 10 Holdings

Templeton Developing Markets Securities Fund 12/31/08

Company Sector/Industry, Country	% of Total Net Assets

China Mobile Ltd.	5.6%
Wireless Telecommunication Services, China

ICBC (Industrial and Commercial Bank of China Ltd.), H	2.4%
Commercial Banks, China

America Movil SAB de CV, L, ADR	2.3%
Wireless Telecommunication Services, Mexico

China Construction Bank Corp., H	2.3%
Commercial Banks, China

PetroChina Co. Ltd., H	2.1%
Oil, Gas & Consumable Fuels, China

TSMC (Taiwan Semiconductor Manufacturing Co. Ltd.)	2.0%
Semiconductors & Semiconductor Equipment, Taiwan

Vale (Companhia Vale do Rio Doce), ADR, pfd., A	1.9%
Metals & Mining, Brazil

President Chain Store Corp.	1.9%
Food & Staples Retailing, Taiwan

Petrobras (Petroleo Brasileiro SA), ADR, pfd.	1.9%
Oil, Gas & Consumable Fuels, Brazil

Gazprom, ADR	1.8%
Oil, Gas & Consumable Fuels, Russia

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

believe the long-term outlook for consumerism remains attractive due to relatively higher per-capita income growth and continued demand for consumer goods and services in emerging markets.

To raise funds for redemptions during the reporting period, we sold a number of holdings. We sold some other stocks as they reached sale price targets. As a result, the Fund’s exposure to diversified metals and mining, oil and gas, and electric utilities companies fell. Major sales included all or part of Vale (Companhia Vale do Rio Doce), one of the world’s largest iron ore producers, Petrobras (Petroleo Brasileiro), Brazil’s national oil and gas company, and UES (Unified Energy Systems), a Russian electricity production group that was split into individual companies due to restructuring in the country’s power sector. Geographically, the Fund’s investments fell in Brazil, Russia and South Korea.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund 12/31/08

% of Total Net Assets

China	23.2%

Brazil	12.8%

South Africa	10.2%

Mexico	8.7%

Russia	6.5%

Taiwan	5.7%

Turkey	5.2%

U.K.	4.2%

India	4.2%

Chile	2.1%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$568.60	$7.41
Hypothetical (5% return before expenses)	$1,000	$1,015.69	$9.53

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.88%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.16	$13.92	$10.99	$8.73	$7.14

Income from investment operations[a]:
Net investment income[b]	0.16	0.32	0.24	0.17	0.11
Net realized and unrealized gains (losses)	(7.40)	3.51	2.84	2.23	1.62

Total from investment operations	(7.24)	3.83	3.08	2.40	1.73

Less distributions from:
Net investment income	(0.37)	(0.38)	(0.15)	(0.14)	(0.14)
Net realized gains	(2.44)	(1.21)	—	—	—

Total distributions	(2.81)	(1.59)	(0.15)	(0.14)	(0.14)

Redemption fees	— [c]	— [c]	— [c]	— [c]	—

Net asset value, end of year	$6.11	$16.16	$13.92	$10.99	$8.73

Total return[d]	(52.62)%	29.09%	28.43%	27.76%	24.83%
Ratios to average net assets
Expenses[e]	1.52%	1.48%	1.47%	1.53%	1.54%
Net investment income	1.52%	2.07%	1.93%	1.77%	1.52%

Supplemental data
Net assets, end of year (000’s)	$234,213	$753,843	$749,120	$651,826	$477,290
Portfolio turnover rate	75.11% [f]	98.32%	53.65%	31.24%	55.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.99	$13.79	$10.90	$8.67	$7.09

Income from investment operations[a]:
Net investment income[b]	0.15	0.27	0.20	0.14	0.09
Net realized and unrealized gains (losses)	(7.33)	3.49	2.82	2.21	1.63

Total from investment operations	(7.18)	3.76	3.02	2.35	1.72

Less distributions from:
Net investment income	(0.33)	(0.35)	(0.13)	(0.12)	(0.14)
Net realized gains	(2.44)	(1.21)	—	—	—

Total distributions	(2.77)	(1.56)	(0.13)	(0.12)	(0.14)

Redemption fees	— [c]	— [c]	— [c]	— [c]	—

Net asset value, end of year	$6.04	$15.99	$13.79	$10.90	$8.67

Total return[d]	(52.70)%	28.78%	28.09%	27.43%	24.71%
Ratios to average net assets
Expenses[e]	1.77%	1.73%	1.72%	1.78%	1.79%
Net investment income	1.27%	1.82%	1.68%	1.52%	1.27%

Supplemental data
Net assets, end of year (000’s)	$264,186	$1,090,549	$857,514	$650,646	$327,569
Portfolio turnover rate	75.11% [f]	98.32%	53.65%	31.24%	55.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2008	2007	2006	2005	2004[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.96	$13.78	$10.90	$8.68	$7.13

Income from investment operations[b]:
Net investment income[c]	0.11	0.24	0.20	0.04	0.08
Net realized and unrealized gains (losses)	(7.27)	3.52	2.83	2.32	1.61

Total from investment operations	(7.16)	3.76	3.03	2.36	1.69

Less distributions from:
Net investment income	(0.34)	(0.37)	(0.15)	(0.14)	(0.14)
Net realized gains	(2.44)	(1.21)	—	—	—

Total distributions	(2.78)	(1.58)	(0.15)	(0.14)	(0.14)

Redemption fees	— [d]	— [d]	— [d]	— [d]	—

Net asset value, end of year	$6.02	$15.96	$13.78	$10.90	$8.68

Total return[e]	(52.67)%	28.70%	28.17%	27.45%	24.15%
Ratios to average net assets[f]
Expenses[g]	1.77%	1.73%	1.72%	1.78%	1.54%
Net investment income	1.27%	1.82%	1.68%	1.52%	1.52%

Supplemental data
Net assets, end of year (000’s)	$32,953	$100,961	$43,372	$11,521	$12
Portfolio turnover rate	75.11% [h]	98.32%	53.65%	31.24%	55.67%

aFor the period May 1, 2004 (effective date) to December 31, 2004.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.88

Income from investment operations[b]:
Net investment income[c]	(0.33)
Net realized and unrealized gains (losses)	(5.65)

Total from investment operations	(5.98)

Less distributions from:
Net investment income	(0.37)
Net realized gains	(2.44)

Total distributions	(2.81)

Redemption fees[d]	—

Net asset value, end of period	$6.09

Total return[e]	(48.66)%
Ratios to average net assets[f]
Expenses[g]	1.87%
Net investment income	1.17%

Supplemental data
Net assets, end of period (000’s)	$7,208
Portfolio turnover rate	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 90.5%
Argentina 0.3%
Tenaris SA, ADR	Energy Equipment & Services	76,900	$1,613,362

Austria 0.4%
OMV AG	Oil, Gas & Consumable Fuels	71,698	1,876,780

Brazil 6.0%
AES Tiete SA	Independent Power Producers & Energy Traders	751,894	4,154,990
American Banknote SA	Commercial Services & Supplies	88,161	409,475
Banco Itau Holding Financeira SA, ADR	Commercial Banks	462,733	5,367,703
Companhia de Bebidas das Americas (AmBev)	Beverages	191,625	7,020,041
Companhia Energetica de Minas Gerais	Electric Utilities	91,255	987,659
Natura Cosmeticos SA	Personal Products	770,848	6,324,650
Souza Cruz SA	Tobacco	433,221	8,254,503

			32,519,021

Chile 1.2%
Banco Santander Chile SA, ADR	Commercial Banks	42,400	1,485,272
Cia Cervecerias Unidas SA, ADR	Beverages	102,600	2,682,990
Empresa Nacional de Telecomunicaciones SA	Diversified Telecommunication Services	93,607	1,018,013
Lan Airlines SA, ADR	Airlines	153,400	1,234,870

			6,421,145

China 23.2%
Aluminum Corp. of China Ltd., H	Metals & Mining	6,751,000	3,553,983
Anta Sports Products Ltd.	Textiles, Apparel & Luxury Goods	1,582,000	720,557
Bank of China Ltd., H	Commercial Banks	19,706,000	5,390,406
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	6,561,000	5,223,268
China Construction Bank Corp., H	Commercial Banks	22,125,000	12,132,752
China Life Insurance Co. Ltd., H	Insurance	2,418,000	7,347,410
China Mobile Ltd.	Wireless Telecommunication Services	3,010,000	30,215,736
China Molybdenum Co. Ltd., H	Metals & Mining	5,085,000	2,309,515
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	3,696,000	2,236,618
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	2,732,500	5,782,173
China Shipping Development Co. Ltd., H	Marine	2,188,000	2,173,828
CNOOC Ltd.	Oil, Gas & Consumable Fuels	8,192,000	7,652,716
Denway Motors Ltd.	Automobiles	13,725,959	4,268,220
Hidili Industry International Development Ltd.	Metals & Mining	7,413,000	2,333,839
Industrial and Commercial Bank of China Ltd., H	Commercial Banks	24,255,000	12,768,754
Lonking Holdings Ltd.	Machinery	1,508,000	772,465
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,162,000	11,531,313
[a]Shanda Interactive Entertainment Ltd., ADR	Software	49,200	1,592,112
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	299,000	682,860
Tencent Holdings Ltd.	Internet Software & Services	235,400	1,518,671
Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	158,800	557,322
Zijin Mining Group Co. Ltd., H	Metals & Mining	6,628,000	4,019,458

			124,783,976

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Egypt 0.3%
Egyptian Financial Group-Hermes Holding	Capital Markets	150,537	$470,082
El Ezz Aldekhela Steel Alexa Co.	Metals & Mining	943	136,884
Telecom Egypt	Diversified Telecommunication Services	316,652	919,289

			1,526,255

Hong Kong 1.3%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,143,433	4,882,459
VTech Holdings Ltd.	Communications Equipment	520,000	2,200,717

			7,083,176

Hungary 1.8%
Magyar Telekom PLC	Diversified Telecommunication Services	697,762	1,972,251
MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	90,571	4,705,297
[a]OTP Bank Ltd.	Commercial Banks	185,709	2,810,292

			9,487,840

India 4.2%
[a]Bharti Airtel Ltd.	Wireless Telecommunication Services	31,293	460,256
GAIL India Ltd.	Gas Utilities	1,094,895	4,639,004
Grasim Industries Ltd.	Construction Materials	17,700	443,392
Great Eastern Shipping Co. Ltd.	Oil, Gas & Consumable Fuels	53,200	222,013
Infosys Technologies Ltd.	IT Services	111,690	2,567,928
National Aluminium Co. Ltd.	Metals & Mining	207,878	811,716
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	501,303	6,883,894
Shipping Corp. of India Ltd.	Marine	39,046	63,845
Steel Authority of India Ltd.	Metals & Mining	1,112,892	1,772,799
Tata Consultancy Services Ltd.	IT Services	451,250	4,437,323
Union Bank of India Ltd.	Commercial Banks	31,588	105,900

			22,408,070

Indonesia 1.6%
PT Astra International Tbk	Automobiles	2,113,500	2,045,635
[b]PT Bank Central Asia Tbk	Commercial Banks	9,287,000	2,769,060
PT Telekomunikasi Indonesia, B	Diversified Telecommunication Services	6,119,000	3,873,495

			8,688,190

Israel 0.6%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	408,179	3,142,978

Kenya 0.0%[c]
East African Breweries Ltd.	Beverages	87,600	161,309

Kuwait 0.3%
Kuwait Projects Co. (Holding) KSC (KIPCO)	Diversified Financial Services	455,000	807,088
National Mobile Telecommunications Co.	Wireless Telecommunication Services	145,000	986,823

			1,793,911

Luxembourg 0.1%
[a]Reinet Investments SCA, GDR	Textiles, Apparel & Luxury Goods	339,039	349,859

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Malaysia 0.1%
British American Tobacco Malaysia Bhd.	Tobacco	52,100	$671,528

Mexico 8.7%
Alfa SAB de CV	Industrial Conglomerates	134,375	289,031
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	399,258	12,373,005
Fomento Economico Mexicano SAB de CV, ADR	Beverages	59,100	1,780,683
Grupo Televisa SA	Media	3,106,206	9,263,130
Kimberly Clark de Mexico SAB de CV, A	Household Products	2,622,105	8,794,519
Telefonos de Mexico SAB de CV, L, ADR	Diversified Telecommunication Services	436,464	9,139,556
Wal-Mart de Mexico SAB de CV, V	Food & Staples Retailing	1,846,643	4,981,830

			46,621,754

Oman 0.0%[c]
Oman International Bank	Commercial Banks	200,511	114,575

Pakistan 1.4%
Fauji Fertilizer Co. Ltd.	Chemicals	682,143	512,092
MCB Bank Ltd.	Commercial Banks	1,697,858	2,699,621
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	3,030,600	1,914,688
[a]Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	10,622,908	2,267,563

			7,393,964

Peru 0.3%
Credicorp Ltd.	Commercial Banks	33,900	1,693,644

Philippines 0.8%
Bank of the Philippine Islands	Commercial Banks	406,200	339,916
Globe Telecom Inc.	Wireless Telecommunication Services	19,616	320,378
Philippine Long Distance Telephone Co., ADR	Wireless Telecommunication Services	79,590	3,736,750

			4,397,044

Poland 0.5%
Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	315,244	2,734,414

Qatar 0.7%
Industries Qatar	Industrial Conglomerates	44,190	1,221,838
Qatar National Bank	Commercial Banks	53,447	2,496,248

			3,718,086

Russia 6.5%
[a,d]Centenergoholding	Electric Utilities	83,988	—
[a]Federal Grid Co.	Electric Utilities	122,482,474	520,551
Gazprom, ADR	Oil, Gas & Consumable Fuels	411,200	5,859,600
Gazprom, ADR	Oil, Gas & Consumable Fuels	268,500	3,807,330
[a]Holding MRSK OAO	Electric Utilities	12,883,188	399,379
[a]Inter Rao Ues OAO	Electric Utilities	539,343,253	121,352
[a,d]Intergenerasiya Holding Co.	Electric Utilities	233,480	—
[a]Kuzbassenergo	Electric Utilities	3,317,242	8,293
LUKOIL, ADR	Oil, Gas & Consumable Fuels	75,108	2,486,075
LUKOIL, ADR (London Exchange)	Oil, Gas & Consumable Fuels	137,918	4,389,930
Mechel OAO, ADR	Metals & Mining	106,980	427,920

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Russia (continued)
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	82,587	$5,409,448
Mobile TeleSystems	Wireless Telecommunication Services	616,572	2,361,471
Mobile TeleSystems, ADR	Wireless Telecommunication Services	89,100	2,377,188
[a]RAO Energy System of East OAO	Electric Utilities	11,225,088	24,134
[a]RusHydro	Electric Utilities	12,217,338	255,342
Sberbank RF	Commercial Banks	3,331,227	2,465,108
[a,d]Sibenergyholding JSC	Electric Utilities	64,163	—
[a]TGK-2	Electric Utilities	201,053,124	55,290
[a]TGK-4	Electric Utilities	245,693,130	110,562
TGK-9	Electric Utilities	455,076,747	20,478
TNK-BP	Oil, Gas & Consumable Fuels	5,158,522	3,353,039
[a]Wimm-Bill-Dann Foods	Food Products	49,950	649,350

			35,101,840

Singapore 0.9%
ComfortDelGro Corp. Ltd.	Road & Rail	802,981	812,791
Fraser and Neave Ltd.	Industrial Conglomerates	1,520,041	3,130,276
Keppel Corp. Ltd.	Industrial Conglomerates	346,895	1,048,555

			4,991,622

South Africa 10.2%
ABSA Group Ltd.	Commercial Banks	257,258	2,959,835
Foschini Ltd.	Specialty Retail	1,320,023	6,740,543
Impala Platinum Holdings Ltd.	Metals & Mining	142,412	2,045,279
Kersaf Investments Ltd.	Hotels, Restaurants & Leisure	11,780	116,985
Lewis Group Ltd.	Specialty Retail	886,610	4,527,370
Massmart Holdings Ltd.	Food & Staples Retailing	205,002	1,844,146
MTN Group Ltd.	Wireless Telecommunication Services	745,408	8,603,911
Naspers Ltd., N	Media	270,666	4,787,045
Pretoria Portland Cement Co. Ltd.	Construction Materials	226,166	754,288
Remgro Ltd.	Diversified Financial Services	532,262	4,328,309
Sasol	Oil, Gas & Consumable Fuels	105,551	3,144,297
The Spar Group Ltd.	Food & Staples Retailing	189,258	1,147,628
Standard Bank Group Ltd.	Commercial Banks	791,294	6,986,958
Telkom South Africa Ltd.	Diversified Telecommunication Services	273,560	3,332,194
Tiger Brands Ltd.	Food Products	179,985	2,746,495
Truworths International Ltd.	Specialty Retail	290,259	1,052,961

			55,118,244

South Korea 1.8%
[a]Kangwon Land Inc.	Hotels, Restaurants & Leisure	512,665	5,540,679
[a]S1 Corp.	Commercial Services & Supplies	28,199	1,205,658
SK Telecom Co. Ltd.	Wireless Telecommunication Services	17,423	2,883,141

			9,629,478

Sweden 0.9%
Oriflame Cosmetics SA, SDR	Personal Products	171,074	4,933,775

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Taiwan 5.7%
MediaTek Inc.	Semiconductors & Semiconductor Equipment	930,300	$6,258,769
President Chain Store Corp.	Food & Staples Retailing	4,277,144	10,231,216
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	2,224,000	3,304,616
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	7,815,857	10,588,072

			30,382,673

Thailand 1.0%
Siam Cement Public Co. Ltd., fgn.	Construction Materials	369,579	1,158,088
Thai Beverages Co. Ltd., fgn.	Beverages	31,380,000	4,271,623

			5,429,711

Turkey 5.2%
Akbank TAS	Commercial Banks	2,323,684	7,210,133
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	471,649	3,153,511
Tekfen Holding AS	Diversified Financial Services	54,340	103,001
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	842,903	8,864,024
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	1,565,495	8,891,971

			28,222,640

United Arab Emirates 0.3%
Abu Dhabi Commercial Bank	Commercial Banks	505,027	244,735
First Gulf Bank	Commercial Banks	294,381	722,899
National Bank of Abu Dhabi	Commercial Banks	64,381	156,871
Union National Bank	Commercial Banks	1,114,966	673,869

			1,798,374

United Kingdom 4.2%
Anglo American PLC	Metals & Mining	366,240	8,220,530
[a]British American Tobacco PLC	Tobacco	216,127	5,639,075
HSBC Holdings PLC	Commercial Banks	911,548	8,668,304

			22,527,909

Total Common Stocks (Cost $598,883,808)			487,337,147

Preferred Stocks 7.6%
Brazil 6.8%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	538,013	5,310,189
Companhia Energetica de Minas Gerais, ADR, pfd.	Electric Utilities	222,050	3,050,967
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	962,575	10,251,424
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	1,032,126	3,571,972
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	493,888	10,080,254
Unibanco - Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	43,600	2,817,432
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	125,313	1,435,861

			36,518,099

Chile 0.8%
Embotelladora Andina SA, pfd., A	Beverages	1,640,148	3,020,649
Sociedad Quimica y Minera de Chile SA, B, ADR, pfd.	Chemicals	65,793	1,604,691

			4,625,340

Total Preferred Stocks (Cost $29,066,264)			41,143,439

Total Investments before Short Term Investments (Cost $627,950,072)			528,480,586

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Developing Markets Securities Fund	Shares	Value
Short Term Investments (Cost $9,114,367) 1.7%
Money Market Funds 1.7%
[e]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	9,114,367	$9,114,367

Total Investments (Cost $637,064,439) 99.8%		537,594,953
Other Assets, less Liabilities 0.2%		964,624

Net Assets 100.0%		$538,559,577

See Abbreviations on page TD-29

aNon-income producing for the twelve months ended December 31, 2008.

bA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

cRounds to less than 0.1% of net assets.

dSee Note 9 regarding restricted and illiquid securities.

eSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$627,950,072
Cost - Sweep Money Fund (Note 7)	9,114,367

Total cost of investments	$637,064,439

Value - Unaffiliated issuers	$528,480,586
Value - Sweep Money Fund (Note 7)	9,114,367

Total value of investments	537,594,953
Cash	54,198
Receivables:
Investment securities sold	637,301
Capital shares sold	864,777
Dividends	2,461,248
Foreign tax	244,317
Other assets	1,819

Total assets	541,858,613

Liabilities:
Payables:
Investment securities purchased	1,078,612
Capital shares redeemed	632,277
Affiliates	753,692
Custodian fees	560,000
Reports to shareholders	195,010
Foreign currency advanced by custodian	15,832
Accrued expenses and other liabilities	63,613

Total liabilities	3,299,036

Net assets, at value	$538,559,577

Net assets consist of:
Paid-in capital	$781,602,355
Undistributed net investment income	20,812,671
Net unrealized appreciation (depreciation)	(99,483,906)
Accumulated net realized gain (loss)	(164,371,543)

Net assets, at value	$538,559,577

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$234,213,364

Shares outstanding	38,313,582

Net asset value and maximum offering price per share	$6.11

Class 2:
Net assets, at value	$264,185,500

Shares outstanding	43,743,378

Net asset value and maximum offering price per share	$6.04

Class 3:
Net assets, at value	$32,953,194

Shares outstanding	5,475,906

Net asset value and maximum offering price per share[a]	$6.02

Class 4:
Net assets, at value	$7,207,519

Shares outstanding	1,183,840

Net asset value and maximum offering price per share	$6.09

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,598,866)
Unaffiliated issuers	$36,808,539
Sweep Money Fund (Note 7)	772,771
Interest (net of foreign taxes of $2,706)	695,218

Total investment income	38,276,528

Expenses:
Management fees (Note 3a)	15,498,233
Administrative fees (Note 3b)	1,479,249
Interest expense	762
Distribution fees: (Note 3c)
Class 2	1,730,817
Class 3	162,351
Class 4	10,328
Unaffiliated transfer agent fees	3,690
Custodian fees (Note 4)	1,617,225
Reports to shareholders	373,274
Professional fees	127,494
Trustees’ fees and expenses	7,415
Other	50,752

Total expenses	21,061,590
Expense reductions (Note 4)	(15,711)

Net expenses	21,045,879

Net investment income	17,230,649

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from redemptions in-kind of $8,268,018) (Note 10)	(129,701,865)
Foreign currency transactions	(1,478,076)

Net realized gain (loss)	(131,179,941)

Net change in unrealized appreciation (depreciation) on:
Investments	(762,056,370)
Translation of other assets and liabilities denominated in foreign currencies	(85,682)
Change in deferred taxes on unrealized appreciation (depreciation)	714,983

Net change in unrealized appreciation (depreciation)	(761,427,069)

Net realized and unrealized gain (loss)	(892,607,010)

Net increase (decrease) in net assets resulting from operations	$(875,376,361)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$17,230,649	$34,222,790
Net realized gain (loss) from investments and foreign currency transactions	(131,179,941)	258,984,939
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	(761,427,069)	150,591,207

Net increase (decrease) in net assets resulting from operations	(875,376,361)	443,798,936

Distributions to shareholders from:
Net investment income:
Class 1	(15,246,189)	(18,593,912)
Class 2	(18,272,202)	(20,981,252)
Class 3	(1,805,309)	(1,312,631)
Class 4	(58,997)	—
Net realized gains:
Class 1	(101,141,199)	(58,468,438)
Class 2	(136,962,950)	(72,094,329)
Class 3	(13,097,616)	(4,338,794)
Class 4	(391,385)	—

Total distributions to shareholders	(286,975,847)	(175,789,356)

Capital share transactions: (Note 2)
Class 1	(54,850,288)	(114,240,767)
Class 2	(192,193,242)	94,364,085
Class 3	(8,380,444)	47,175,082
Class 4	10,948,393	—

Total capital share transactions	(244,475,581)	27,298,400

Redemption fees	34,017	39,617

Net increase (decrease) in net assets	(1,406,793,772)	295,347,597
Net assets:
Beginning of year	1,945,353,349	1,650,005,752

End of year	$538,559,577	$1,945,353,349

Undistributed net investment income included in net assets:
End of year	$20,812,671	$18,501,125

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,353,700	$25,940,524	4,490,443	$69,191,583
Shares issued in reinvestment of distributions	10,523,272	116,387,388	5,385,210	77,062,349
Shares redeemed in-kind (Note 10)	(4,035,054)	(26,002,704)	—	—
Shares redeemed	(17,164,161)	(171,175,496)	(17,058,565)	(260,494,699)

Net increase (decrease)	(8,322,243)	$(54,850,288)	(7,182,912)	$(114,240,767)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2008[a]		2007
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	11,623,915	$125,237,066	16,188,250	$242,521,079
Shares issued in reinvestment of distributions	14,189,685	155,235,152	6,563,863	93,075,581
Shares redeemed in-kind (Note 10)	(16,334,498)	(160,666,736)	—	—
Shares redeemed	(33,921,710)	(311,998,724)	(16,746,979)	(241,232,575)

Net increase (decrease)	(24,442,608)	$(192,193,242)	6,005,134	$94,364,085

Class 3 Shares:
Shares sold	1,019,532	$12,310,616	4,138,936	$61,021,476
Shares issued in reinvestment of distributions	1,367,241	14,902,925	399,394	5,651,425
Shares redeemed	(3,236,638)	(35,593,985)	(1,360,665)	(19,497,819)

Net increase (decrease)	(849,865)	$(8,380,444)	3,177,665	$47,175,082

Class 4 Shares:
Shares sold	1,437,741	$12,416,230
Shares issued on reinvestment of distributions	40,710	449,439
Shares redeemed	(294,611)	(1,917,276)

Net increase (decrease)	1,183,840	$10,948,393

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $152,508,979, and 229,868, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$55,303,760	$46,036,795
Long term capital gain	231,672,087	129,752,561

	$286,975,847	$175,789,356

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation),[ undistributed ordinary income and undistributed long term capital gains] for income tax purposes were as follows:

Cost of investments	$658,896,959

Unrealized appreciation	$55,489,682
Unrealized depreciation	(176,791,688)

Net unrealized appreciation (depreciation)	$(121,302,006)

Undistributed ordinary income	$28,293,176
Undistributed long term capital gains	2,719,265

Distributable earnings	$31,012,441

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign capital gains tax.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $902,227,649 and $1,187,010,215, respectively. Sales of investments excludes redemptions in-kind of $186,669,440.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. RESTRICTED SECURITIES (continued)

At December 31, 2008, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
83,988	Centenergoholding	7/1/08	$—	$—
233,480	Intergenerasiya Holding Co.	7/1/08	—	—
64,163	Sibenergoholding JSC	7/1/08	—	—

	Total Restricted Securities (0.00% of Net Assets)			$—

10. REDEMPTION IN-KIND

During the year ended December 31, 2008, the Fund realized $8,268,018 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$536,934,659	$660,294	$—	$537,594,953

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

13. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

GDR - Global Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $231,672,087 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-40.44%	+1.96%	+1.96%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund. For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -35.15%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its benchmark, the MSCI EAFE Index, which had a -43.06% total return for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During 2008, the global economy felt the effects of decelerating growth in the U.S. where housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy had negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half.

In an environment of extremely high commodity prices that increased inflationary pressure, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth. The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank and many of the world’s central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world’s monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, stock selection and underweighting in the materials sector helped the Fund’s performance relative to the benchmark index.2 Notable among these stocks were Canadian mine operator Barrick Gold,3 Finnish paper products manufacturer UPM-Kymmene and Australian packaging products company Amcor.

An underweighting in the troubled financials sector also boosted relative Fund performance for the year.4 Contributors included Swiss insurers ACE3 and Swiss Reinsurance.

Stock selection and an underweighted allocation in the consumer discretionary sector also positively impacted relative returns.5 Several U.K.-based companies, including food services provider Compass Group, home improvement retail chain Kingfisher and publisher Pearson, aided relative Fund results.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance.

2. The materials sector comprises containers and packaging, metals and mining, and paper and forest products in the SOI.

3. This holding is not an index component.

4. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

5. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2008, the U.S. dollar appreciated in value relative to most non-U.S. currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Although the fund performed better than the benchmark index, some factors negatively affected relative performance. For example, the Fund’s underweighted exposure to the consumer staples sector, which performed better than the overall index, detracted from relative results.6

Stock selection in the volatile energy sector, which saw prices sharply rise and fall during the review period, also hurt relative results.7 Holdings in the oil, gas and consumable fuels industry, such as Indian petrochemical product manufacturer Reliance Industries3 and Russian natural gas extractor Gazprom,3 had steep price declines. The Fund’s holdings in Aker Solutions, a Norwegian mining services company, also detracted from relative performance.

Additionally, the Fund’s relative returns suffered from the Fund’s stock selection in the information technology sector.8 Stocks that lost value in this sector included semiconductor manufacturer Infineon Technologies (Germany), and electronic component manufacturers Flextronics (Singapore)3 and Lite-On Technology (Taiwan).3

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

6. The consumer staples sector comprises food products in the SOI.

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

8. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund 12/31/08

Company Sector/Industry, Country	% of Total Net Assets
Sanofi-Aventis	3.0%
Pharmaceuticals, France
British Energy Group PLC	2.9%
Electric Utilities, U.K.
GlaxoSmithKline PLC	2.5%
Pharmaceuticals, U.K.
Telefonica SA, ADR	2.5%
Diversified Telecommunication Services, Spain
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
Semiconductors & Semiconductor Equipment, Taiwan
BP PLC	2.3%
Oil, Gas & Consumable Fuels, U.K.
France Telecom SA	2.3%
Diversified Telecommunication Services, France
Total SA, B	2.0%
Oil, Gas & Consumable Fuels, France
Siemens AG	2.0%
Industrial Conglomerates, Germany
Vodafone Group PLC, ADR	2.0%
Wireless Telecommunication Services, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$677.20	$4.76
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.74

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.13%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.57	$19.00	$15.84	$14.53	$12.37

Income from investment operations[a]:
Net investment income[b]	0.45	0.45	0.46	0.30	0.26
Net realized and unrealized gains (losses)	(8.01)	2.46	2.94	1.20	2.05

Total from investment operations	(7.56)	2.91	3.40	1.50	2.31

Less distributions from:
Net investment income	(0.45)	(0.44)	(0.24)	(0.19)	(0.15)
Net realized gains	(1.61)	(0.90)	—	—	—

Total distributions	(2.06)	(1.34)	(0.24)	(0.19)	(0.15)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.95	$20.57	$19.00	$15.84	$14.53

Total return[d]	(40.23)%	15.79%	21.70%	10.48%	18.87%
Ratios to average net assets
Expenses[e]	0.77%	0.75%	0.75%	0.77%	0.82%
Net investment income	2.82%	2.22%	2.63%	2.03%	1.95%

Supplemental data
Net assets, end of year (000’s)	$262,725	$531,377	$594,991	$531,775	$506,456
Portfolio turnover rate	18.27%	26.74%	18.97% [f]	14.61%	10.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.25	$18.73	$15.63	$14.35	$12.24

Income from investment operations[a]:
Net investment income[b]	0.40	0.38	0.40	0.26	0.22
Net realized and unrealized gains (losses)	(7.89)	2.44	2.91	1.19	2.03

Total from investment operations	(7.49)	2.82	3.31	1.45	2.25

Less distributions from:
Net investment income	(0.39)	(0.40)	(0.21)	(0.17)	(0.14)
Net realized gains	(1.61)	(0.90)	—	—	—

Total distributions	(2.00)	(1.30)	(0.21)	(0.17)	(0.14)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.76	$20.25	$18.73	$15.63	$14.35

Total return[d]	(40.38)%	15.46%	21.44%	10.17%	18.53%
Ratios to average net assets
Expenses[e]	1.02%	1.00%	1.00%	1.02%	1.07%
Net investment income	2.57%	1.97%	2.38%	1.78%	1.70%

Supplemental data
Net assets, end of year (000’s)	$1,702,038	$3,255,154	$2,941,374	$2,232,990	$1,445,928
Portfolio turnover rate	18.27%	26.74%	18.97% [f]	14.61%	10.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2008	2007	2006	2005	2004[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.18	$18.68	$15.60	$14.35	$12.48

Income from investment operations[b]:
Net investment income[c]	0.39	0.37	0.37	0.25	0.09
Net realized and unrealized gains (losses)	(7.84)	2.45	2.94	1.18	1.92

Total from investment operations	(7.45)	2.82	3.31	1.43	2.01

Less distributions from:
Net investment income	(0.42)	(0.42)	(0.23)	(0.18)	(0.14)
Net realized gains	(1.61)	(0.90)	—	—	—

Total distributions	(2.03)	(1.32)	(0.23)	(0.18)	(0.14)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of year	$10.70	$20.18	$18.68	$15.60	$14.35

Total return[e]	(40.39)%	15.45%	21.46%	10.13%	16.25%
Ratios to average net assets[f]
Expenses[g]	1.02%	1.00%	1.00%	1.02%	1.07%
Net investment income	2.57%	1.97%	2.38%	1.78%	1.70%

Supplemental data
Net assets, end of year (000’s)	$271,061	$313,505	$150,417	$47,462	$16,559
Portfolio turnover rate	18.27%	26.74%	18.97% [h]	14.61%	10.91%

aFor the period May 1, 2004 (effective date) to December 31, 2004.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

Class 4	Period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period )
Net asset value, beginning of period	$18.90

Income from investment operations[b]:
Net investment income[c]	0.15
Net realized and unrealized gains (losses)	(6.08)

Total from investment operations	(5.93)

Less distributions from:
Net investment income	(0.45)
Net realized gains	(1.61)

Total distributions	(2.06)

Redemption fees[d]	—

Net asset value, end of period	$10.91

Total return[e]	(35.15)%
Ratios to average net assets[f]
Expenses[g]	1.12%
Net investment income	2.47%

Supplemental data
Net assets, end of period (000’s)	$14,287
Portfolio turnover rate	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Templeton Foreign Securities Fund	Country	Shares/ Units/ Rights	Value
Common Stocks and Other Equity Interests 93.6%
Aerospace & Defense 1.6%
BAE Systems PLC	United Kingdom	4,494,870	$24,733,571
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	11,347,486

			36,081,057

Air Freight & Logistics 0.8%
Deutsche Post AG	Germany	1,087,912	17,958,089

Auto Components 0.7%
NOK Corp.	Japan	2,198,155	15,465,355

Automobiles 1.6%
Bayerische Motoren Werke AG	Germany	354,040	10,876,340
Toyota Motor Corp., ADR	Japan	380,380	24,892,067

			35,768,407

Capital Markets 1.3%
Invesco Ltd.	United States	1,744,177	25,185,916
[a]KKR Private Equity Investors LP	United States	1,155,000	4,042,500

			29,228,416

Commercial Banks 5.8%
DBS Group Holdings Ltd.	Singapore	1,240,347	7,290,556
[a]DBS Group Holdings Ltd., rts., 1/20/09	Singapore	620,173	1,298,792
Hana Financial Group Inc.	South Korea	672,040	10,375,915
[a]KB Financial Group Inc., ADR	South Korea	530,407	13,896,663
Mega Financial Holding Co. Ltd.	Taiwan	34,084,000	11,907,301
Mitsubishi UFJ Financial Group Inc.	Japan	3,429,500	21,537,084
Royal Bank of Scotland Group PLC	United Kingdom	7,120,299	5,137,379
Shinsei Bank Ltd.	Japan	8,731,478	13,808,061
Sumitomo Mitsui Financial Group Inc.	Japan	563,700	24,397,949
UniCredit SpA	Italy	8,344,507	20,360,877

			130,010,577

Communications Equipment 1.0%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	2,929,600	22,880,176

Computers & Peripherals 1.0%
Compal Electronics Inc.	Taiwan	12,917,247	6,798,551
Lite-On Technology Corp.	Taiwan	22,816,681	14,932,656

			21,731,207

Containers & Packaging 1.1%
Amcor Ltd.	Australia	5,968,788	24,520,618

Diversified Financial Services 0.9%
ING Groep NV	Netherlands	2,046,888	20,979,659

Diversified Telecommunication Services 11.1%
China Telecom Corp. Ltd., H	China	73,292,357	27,330,251
Chunghwa Telecom Co. Ltd., ADR	Taiwan	2,312,608	36,076,685
France Telecom SA	France	1,868,953	52,162,606
Singapore Telecommunications Ltd.	Singapore	20,278,000	36,096,963
Telefonica SA, ADR	Spain	829,094	55,872,645
Telekom Austria AG	Austria	727,240	10,474,067
Telenor ASA	Norway	4,844,334	32,249,821

			250,263,038

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Electric Utilities 3.7%
British Energy Group PLC	United Kingdom	5,766,390	$65,102,838
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	19,386,294

			84,489,132

Electrical Equipment 0.5%
[a]Vestas Wind Systems AS	Denmark	191,258	10,905,109

Electronic Equipment, Instruments & Components 1.6%
[a]Flextronics International Ltd.	Singapore	4,132,960	10,580,378
FUJIFILM Holdings Corp.	Japan	921,374	20,551,833
Venture Corp. Ltd.	Singapore	1,339,613	4,095,989

			35,228,200

Energy Equipment & Services 0.4%
Aker Solutions ASA	Norway	1,386,290	8,969,719

Food Products 3.0%
Nestle SA	Switzerland	1,035,090	40,321,888
Unilever PLC	United Kingdom	1,170,483	26,993,777

			67,315,665

Health Care Equipment & Supplies 1.4%
Olympus Corp.	Japan	1,551,000	31,023,143

Health Care Providers & Services 0.5%
Celesio AG	Germany	440,310	11,882,730

Hotels, Restaurants & Leisure 1.3%
Autogrill SpA	Italy	1,429,290	10,732,354
Compass Group PLC	United Kingdom	3,611,978	18,147,632

			28,879,986

Industrial Conglomerates 2.7%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	16,425,401
Siemens AG	Germany	598,694	44,193,351

			60,618,752

Insurance 5.7%
ACE Ltd.	United States	729,799	38,620,963
Aviva PLC	United Kingdom	2,897,247	16,503,139
AXA SA	France	831,259	18,417,428
[b]AXA SA, 144A	France	38,270	847,912
Old Mutual PLC	United Kingdom	19,529,314	15,687,946
Swiss Reinsurance Co.	Switzerland	792,220	37,314,979

			127,392,367

Life Sciences Tools & Services 0.7%
Lonza Group AG	Switzerland	175,440	16,026,006

Media 4.6%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	20,619,806
Pearson PLC	United Kingdom	3,409,246	31,917,788
Reed Elsevier NV	Netherlands	1,742,483	20,515,448
Vivendi SA	France	905,850	29,468,614

			102,521,656

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Metals & Mining 1.5%
Barrick Gold Corp.	Canada	663,561	$24,381,831
POSCO, ADR	South Korea	141,230	10,627,558

			35,009,389

Multi-Utilities 1.4%
GDF Suez	France	602,301	29,750,627
[a]Suez Environnement SA	France	157,749	2,657,994

			32,408,621

Oil, Gas & Consumable Fuels 11.7%
BP PLC	United Kingdom	6,827,077	52,448,970
Eni SpA	Italy	1,275,111	29,847,215
Gazprom, ADR	Russia	643,700	9,172,725
Hindustan Petroleum Corp. Ltd.	India	2,415,168	13,546,201
Indian Oil Corp. Ltd.	India	1,194,026	10,467,988
Reliance Industries Ltd.	India	1,122,471	28,402,303
Royal Dutch Shell PLC, B	United Kingdom	1,736,593	43,752,570
Sasol, ADR	South Africa	971,480	29,464,988
Total SA, B	France	846,266	46,043,517

			263,146,477

Paper & Forest Products 0.8%
UPM-Kymmene OYJ	Finland	1,477,599	18,595,141

Pharmaceuticals 9.9%
GlaxoSmithKline PLC	United Kingdom	3,007,885	56,430,221
Merck KGaA	Germany	276,540	24,948,974
Novartis AG	Switzerland	825,010	40,713,575
Roche Holding AG	Switzerland	71,870	10,936,300
Sanofi-Aventis	France	1,066,665	67,714,904
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	21,948,981

			222,692,955

Professional Services 2.0%
Adecco SA	Switzerland	956,590	32,050,557
Randstad Holding NV	Netherlands	633,100	12,880,588

			44,931,145

Real Estate Management & Development 1.0%
Cheung Kong (Holdings) Ltd.	Hong Kong	2,483,922	23,492,488

Semiconductors & Semiconductor Equipment 4.4%
[a]Infineon Technologies AG	Germany	3,757,123	4,996,159
Samsung Electronics Co. Ltd.	South Korea	113,407	40,496,086
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	38,910,907	52,712,259

			98,204,504

Software 3.1%
[a]Check Point Software Technologies Ltd.	Israel	1,990,881	37,806,830
SAP AG, ADR	Germany	895,140	32,421,971

			70,228,801

Specialty Retail 1.4%
Kingfisher PLC	United Kingdom	15,543,496	30,647,771

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Textiles, Apparel & Luxury Goods 0.2%
Burberry Group PLC	United Kingdom	1,541,479	$4,992,495

Wireless Telecommunication Services 3.2%
Mobile TeleSystems, ADR	Russia	316,030	8,431,681
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,368,000	19,945,440
Vodafone Group PLC, ADR	United Kingdom	2,157,030	44,089,693

			72,466,814

Total Common Stocks and Other Equity Interests (Cost $2,874,142,965)			2,106,955,665

Preferred Stocks (Cost $2,340,943) 0.6%
Metals & Mining 0.6%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	1,296,112	13,803,593

Total Investments before Short Term Investments (Cost $2,876,483,908)			2,120,759,258

Short Term Investments (Cost $125,511,833) 5.6%
Money Market Funds 5.6%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	United States	125,511,833	125,511,833

Total Investments (Cost $3,001,995,741) 99.8%			2,246,271,091
Other Assets, less Liabilities 0.2%			3,839,699

Net Assets 100.0%			$2,250,110,790

See Abbreviations on page TF-24.

aNon-income producing for the twelve months ended December 31, 2008.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the value of this security was $847,912, representing 0.04% of net assets.

cSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,876,483,908
Cost - Sweep Money Fund (Note 7)	125,511,833

Total cost of investments	$3,001,995,741

Value - Unaffiliated issuers	$2,120,759,258
Value - Sweep Money Fund (Note 7)	125,511,833

Total value of investments	2,246,271,091
Receivables:
Investment securities sold	2,044,184
Capital shares sold	870,573
Dividends	5,400,824

Total assets	2,254,586,672

Liabilities:
Payables:
Capital shares redeemed	1,368,109
Affiliates	2,126,526
Custodian fees	411,918
Reports to shareholders	509,370
Accrued expenses and other liabilities	59,959

Total liabilities	4,475,882

Net assets, at value	$2,250,110,790

Net assets consist of:
Paid-in capital	$2,857,847,041
Undistributed net investment income	80,222,837
Net unrealized appreciation (depreciation)	(755,830,115)
Accumulated net realized gain (loss)	67,871,027

Net assets, at value	$2,250,110,790

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$262,724,991

Shares outstanding	23,995,816

Net asset value and maximum offering price per share	$10.95

Class 2:
Net assets, at value	$1,702,038,041

Shares outstanding	158,154,731

Net asset value and maximum offering price per share	$10.76

Class 3:
Net assets, at value	$271,060,629

Shares outstanding	25,325,977

Net asset value and maximum offering price per share[a]	$10.70

Class 4:
Net assets, at value	$14,287,129

Shares outstanding	1,309,369

Net asset value and maximum offering price per share	$10.91

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $12,000,492)
Unaffiliated issuers	$112,689,347
Sweep Money Fund (Note 7)	4,121,046
Interest (net of foreign taxes of $108)	617

Total investment income	116,811,010

Expenses:
Management fees (Note 3a)	20,049,698
Administrative fees (Note 3b)	3,017,103
Distribution fees: (Note 3c)
Class 2	6,250,018
Class 3	853,532
Class 4	15,609
Unaffiliated transfer agent fees	5,627
Custodian fees (Note 4)	911,729
Reports to shareholders	857,674
Registration and filing fees	3,586
Professional fees	86,521
Trustees’ fees and expenses	17,266
Other	93,999

Total expenses	32,162,362
Expense reductions (Note 4)	(10,171)

Net expenses	32,152,191

Net investment income	84,658,819

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	67,937,705
Foreign currency transactions	(3,987,907)

Net realized gain (loss)	63,949,798

Net change in unrealized appreciation (depreciation) on:
Investments	(1,759,715,281)
Translation of other assets and liabilities denominated in foreign currencies	(161,735)
Change in deferred taxes on unrealized appreciation (depreciation)	997,091

Net change in unrealized appreciation (depreciation)	(1,758,879,925)

Net realized and unrealized gain (loss)	(1,694,930,127)

Net increase (decrease) in net assets resulting from operations	$(1,610,271,308)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$84,658,819	$79,679,233
Net realized gain (loss) from investments and foreign currency transactions	63,949,798	319,667,578
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies, and deferred taxes	(1,758,879,925)	172,022,908

Net increase (decrease) in net assets resulting from operations	(1,610,271,308)	571,369,719

Distributions to shareholders from:
Net investment income:
Class 1	(10,823,949)	(13,007,672)
Class 2	(60,137,896)	(62,378,038)
Class 3	(8,627,614)	(4,668,468)
Class 4	(47,077)	—
Net realized gains:
Class 1	(39,165,092)	(26,934,025)
Class 2	(246,128,397)	(142,276,757)
Class 3	(33,305,113)	(10,123,984)
Class 4	(170,343)	—

Total distributions to shareholders	(398,405,481)	(259,388,944)

Capital share transactions: (Note 2)
Class 1	(20,239,535)	(110,488,366)
Class 2	(11,580,062)	66,307,351
Class 3	173,017,254	145,429,492
Class 4	17,522,726	—

Total capital share transactions	158,720,383	101,248,477

Redemption fees	31,545	24,688

Net increase (decrease) in net assets	(1,849,924,861)	413,253,940
Net assets:
Beginning of year	4,100,035,651	3,686,781,711

End of year	$2,250,110,790	$4,100,035,651

Undistributed net investment income included in net assets:
End of year	$80,222,837	$79,657,780

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3 and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,086,211	$16,606,956	1,232,157	$24,254,763
Shares issued in reinvestment of distributions	2,996,945	49,989,041	2,040,966	39,941,697
Shares redeemed	(5,914,630)	(86,835,532)	(8,769,318)	(174,684,826)

Net increase (decrease)	(1,831,474)	$(20,239,535)	(5,496,195)	$(110,488,366)

Class 2 Shares:
Shares sold	18,662,528	$282,933,070	20,015,006	$388,403,751
Shares issued in reinvestment of distributions	18,582,156	305,119,000	10,576,152	204,013,968
Shares redeemed	(39,817,365)	(599,632,132)	(26,940,536)	(526,110,368)

Net increase (decrease)	(2,572,681)	$(11,580,062)	3,650,622	$66,307,351

Class 3 Shares:
Shares sold	8,547,568	$149,148,052	7,292,215	$141,648,697
Shares issued in reinvestment of distributions	2,567,834	41,932,727	769,639	14,792,452
Shares redeemed	(1,325,100)	(18,063,525)	(578,013)	(11,011,657)

Net increase (decrease)	9,790,302	$173,017,254	7,483,841	$145,429,492

Class 4 Shares:
Shares sold	1,321,338	$17,596,379
Shares issued on reinvestment of distributions	13,018	216,877
Shares redeemed	(24,987)	(290,530)

Net increase (decrease)	1,309,369	$17,522,726

[a]For	the period February 29, 2008 (effective date) to December 31, 2008, for Class 4.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35% and 0.35% per year of its average daily net assets of Class 2, Class 3 and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $31,132,573 and $533,772, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$109,101,243	$89,150,006
Long term capital gain	289,304,238	170,238,938

	$398,405,481	$259,388,944

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,003,340,158

Unrealized appreciation	$141,682,942
Unrealized depreciation	(898,752,009)

Net unrealized appreciation (depreciation)	$(757,069,067)

Undistributed ordinary income	$81,183,999
Undistributed long term capital gains	99,920,625

Distributable earnings	$181,104,624

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $568,494,976 and $680,577,471, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$2,096,690,773	$149,580,318	$—	$2,246,271,091

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

11. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $289,304,240 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

This annual report for Templeton Global Asset Allocation Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-25.13%	+3.84%	+5.47%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Asset Allocation Fund. For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -22.39%. Effective 8/1/07, the investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund, exclusive of acquired fund fees and expenses, so that net annual Fund operating expenses do not exceed 1.18% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until 4/30/09.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan (JPM) Government Bond Index (GBI) Global. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGA-1

Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market securities. The Fund normally invests substantially to primarily in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its broad equity benchmark, the MSCI AC World Index, which had a -41.85% total return for the year under review, and underperformed its fixed income benchmark, the JPM GBI Global, which returned +12.00% for the same period.1

Economic and Market Overview

During 2008, the global economy felt the effects of decelerating growth in the U.S. where housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy had negatively impacted growth prospects around the world. Although growth in the first half of the year was robust in developing economies, particularly in Asia, signs of a global slowdown surfaced in the latter half.

In an environment of extremely high commodity prices that increased inflationary pressure, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth. The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The European Central Bank (ECB) and many of the world’s other central banks had raised rates due to inflationary pressures. Later in the year, the potential for global recession trumped inflationary concerns, and the world’s monetary authorities cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

TGA-2

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Lower interest rates from many central banks benefited long duration, developed government bonds. Additionally, a significant flight to quality favored a small group of developed country government bonds and currencies as investors indiscriminately sought to reduce risk. Several governments planned to cushion their economic slowdowns with increased government spending. In many of these countries, however, the downturn did not occur until late in the year and inflation remained elevated, which limited the extent of counter-cyclical response, particularly in Latin America. In Europe, the ECB’s policy response remained two-pronged, including interest rate reductions and unprecedented and unlimited liquidity expansion to the banking system. However, the fiscal response was small and poorly coordinated across the region. Following several years of rapid expansion, fueled by credit extension from European banks, many non-eurozone European countries’ imbalances were revealed. Some central and eastern European economies asked the International Monetary Fund for support.

Asia’s economic growth did not fall as sharply as in the U.S. and Europe. Current accounts remained relatively stable and actually improved for some net commodity importers such as South Korea. Asian countries largely did not face balance of payment pressure during the year. Furthermore, with substantial international reserves and favorable conditions from official financing sources, most had some ability to cushion the external shock. Authorities sought to take advantage of this flexibility through monetary and fiscal easing. The Asian banking sector seemed likely to come under some stress; however, it appeared fairly stable as banks have largely deleveraged since the 1997 financial crisis.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGA-3

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates among currencies, and credit risks. With respect to debt securities, we may utilize forward currency exchange contracts.

Manager’s Discussion

Equity

During the year under review, stock selection and underweighting in the materials sector helped the Fund’s performance relative to the benchmark index.2 Notable among these stocks were Finnish paper products manufacturer UPM-Kymmene and Australian packaging products company Amcor.

An underweighting in the troubled financials sector also boosted relative Fund performance for the year.3 Contributors included Swiss insurers ACE4 and Swiss Reinsurance.

Stock selection and an underweighted allocation in the consumer discretionary sector also positively impacted relative returns.5 Several U.K.-based companies, including food services provider Compass Group and publisher Pearson, aided relative Fund results.

Although the Fund performed better than its equity benchmark, some factors negatively affected relative performance. For example, the Fund’s underweighted exposure to the consumer staples sector, which performed better than the overall index, detracted from relative results.6 An overweighted allocation and stock selection in the telecommunications services sector, and an underweighting and stock selection in the industrials sector, also hindered relative results.7

Additionally, the Fund’s relative returns suffered from the Fund’s stock selection in the information technology sector.8 Stocks that lost value in this sector included semiconductor manufacturer Infineon Technologies (Germany), and electronic component manufacturers Flextronics (Singapore)4 and Lite-On Technology (Taiwan).4

2. The materials sector comprises paper and forest products in the SOI.

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

4. This holding is not an index component.

5. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; media; and specialty retail in the SOI.

6. The consumer staples sector comprises food products and beverages in the SOI.

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, electrical equipment, industrial conglomerates, and trading companies and distributors in the SOI.

8. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

TGA-4

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2008, the U.S. dollar appreciated in value relative to most non-U.S. currencies. As a result, the Fund’s performance (equity portion) was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Fixed Income

In 2008, the global economy and financial system were hit by multiple shocks, which resulted in significant market turbulence. Given this backdrop, the Fund provided positive results largely due to diversification and our actively managed fundamental investment strategy. The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

For much of the year, a disconnect existed between interest rates charged by the market and many countries’ underlying fundamentals. The flight to quality into developed market government bonds and developing economies’ commodity-driven inflationary pressures led markets to price in decoupling of global growth we believed was unrealistic where interest rates would stay high outside the largest developed economies. However, toward year-end, interest rate cuts began to be priced in around the globe, leading to strong returns for the Fund’s New Zealand, Australian, South Korean and Mexican duration exposures. Duration exposure contributed significantly to absolute performance due to these select positions. However, on a relative basis, the Fund’s diversified exposures underperformed the more concentrated benchmark due to the strong rally in U.S., British and Japanese Treasury bonds. The Fund continued to see value in bonds outside of these three core economies due to higher relative yields.

Currency Strategy

The Fund’s diverse currency exposure produced mixed results despite its ongoing commitment to holding only currencies of economies with

TGA-5

Top Five Countries

Templeton Global Asset Allocation Fund 12/31/08

% of Total Net Assets

U.S.	21.9%

U.K.	9.8%

Malaysia	8.8%

South Korea	7.2%

Poland	5.5%

Top Five Sectors/Industries

Templeton Global Asset Allocation Fund

Based on Equity Securities

12/31/08

% of Total Net Assets

Pharmaceuticals	8.6%

Media	5.8%

Diversified Telecommunication Services	5.1%

Oil, Gas & Consumable Fuels	4.3%

Software	4.1%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

strong underlying fundamentals. For example, the Fund attempted to capitalize on accelerating worldwide deleveraging by investing in the Japanese yen and Swiss franc, which were low-yielding currencies from countries with external surpluses. These currencies benefited from local investors’ repatriation of international investments as risk aversion rose. The currencies of these countries, who are net creditors, became safe havens within the turmoil. Additionally, the Fund’s underweighted exposure to the euro benefited relative performance as the credit crunch became a significant global problem leading to difficulties for the leveraged European economy and lower interest rates from the ECB. Although the Fund correctly identified the euro as overvalued at close to its all-time high, several other currency exposures hurt relative performance as extreme risk aversion led to some currencies trading out of line with their relative fundamentals. The Brazilian real, Indonesian rupiah and Malaysian ringgit depreciated against the U.S. dollar during the year despite those countries’ strong relative economic growth and trade surpluses.

Global Sovereign Debt Strategy

The Fund maintained limited exposure to U.S.-dollar denominated sovereign credit during the year because of what we considered unattractive valuations. However, the sell-off in some bond markets due to forced selling by hedge funds and deleveraging by the sell-side broker community pushed down valuations past levels we viewed as consistent with medium-term valuations. This indiscriminate risk reduction allowed us an opportunity to add to our sovereign bond positions at what were to us attractive, depressed levels. It is worth highlighting the substantial improvement in sovereign credit fundamentals compared with prior episodes of volatility. Importantly, many governments’ external debt burdens during the period were lower than in the 1990s. Although some countries may likely experience crises, we believed the indiscriminate sell-off of risky assets created select opportunities where markets may have overpriced sovereign default risk.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGA-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Asset Allocation Fund – Class 4

TGA-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$800.20	$5.34
Hypothetical (5% return before expenses)	$1,000	$1,019.20	$5.99

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, for the Fund’s Class 4 shares (1.18%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

TGA-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.75	$21.96	$21.06	$21.11	$18.78

Income from investment operations[a]:
Net investment income[b]	0.39	0.53	0.64	0.49	0.48
Net realized and unrealized gains (losses)	(3.40)	1.58	3.36	0.28	2.42

Total from investment operations	(3.01)	2.11	4.00	0.77	2.90

Less distributions from:
Net investment income and net foreign currency gains	(1.40)	(4.06)	(1.66)	(0.82)	(0.57)
Net realized gains	(1.71)	(5.26)	(1.44)	—	—

Total distributions	(3.11)	(9.32)	(3.10)	(0.82)	(0.57)

Net asset value, end of year	$8.63	$14.75	$21.96	$21.06	$21.11

Total return[c]	(24.97)%	10.32%	21.39%	3.85%	15.94%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.94%	0.88%	0.84%	0.85%	0.84%
Expenses net of waiver and payments by affiliates[d]	0.83%	0.85%	0.84%	0.85%	0.84%
Net investment income	3.34%	2.77%	2.91%	2.36%	2.52%

Supplemental data
Net assets, end of year (000’s)	$37,619	$63,316	$276,790	$638,006	$625,728
Portfolio turnover rate	20.11%	30.08% [e]	23.74% [e]	26.23%	27.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

TGA-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.52	$21.75	$20.88	$20.94	$18.64

Income from investment operations[a]:
Net investment income[b]	0.35	0.46	0.52	0.43	0.43
Net realized and unrealized gains (losses)	(3.34)	1.58	3.40	0.29	2.41

Total from investment operations	(2.99)	2.04	3.92	0.72	2.84

Less distributions from:
Net investment income and net foreign currency gains	(1.36)	(4.01)	(1.61)	(0.78)	(0.54)
Net realized gains	(1.71)	(5.26)	(1.44)	—	—

Total distributions	(3.07)	(9.27)	(3.05)	(0.78)	(0.54)

Net asset value, end of year	$8.46	$14.52	$21.75	$20.88	$20.94

Total return[c]	(25.10)%	10.01%	21.11%	3.55%	15.72%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.19%	1.13%	1.09%	1.10%	1.09%
Expenses net of waiver and payments by affiliates[d]	1.08%	1.10%	1.09%	1.10%	1.09%
Net investment income	3.09%	2.52%	2.66%	2.11%	2.27%

Supplemental data
Net assets, end of year (000’s)	$48,351	$78,613	$78,021	$68,385	$65,806
Portfolio turnover rate	20.11%	30.08% [e]	23.74% [e]	26.23%	27.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

TGA-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund

Class 4	Period Ended December 31, 2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.23

Income from investment operations[b]:
Net investment income[c]	0.31
Net realized and unrealized gains (losses)	(2.82)

Total from investment operations	(2.51)

Less distributions from:
Net investment income and net foreign currency gains	(1.40)
Net realized gains	(1.71)

Total distributions	(3.11)

Net asset value, end of period	$8.61

Total return[d]	(22.39)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.29%
Expenses net of waiver and payments by affiliates[f]	1.18%
Net investment income	2.99%

Supplemental data
Net assets, end of period (000’s)	$3
Portfolio turnover rate	20.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGA-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Templeton Global Asset Allocation Fund	Country	Shares/ Rights/ Warrants	Value
Common Stocks, Rights and Warrants 56.9%
Aerospace & Defense 1.2%
BAE Systems PLC	United Kingdom	117,072	$644,203
[a]Raytheon Co., wts., 6/16/11	United States	63	1,002
[a]Rolls-Royce Group PLC	United Kingdom	83,152	407,457

			1,052,662

Air Freight & Logistics 1.5%
Deutsche Post AG	Germany	44,767	738,966
United Parcel Service Inc., B	United States	9,570	527,881

			1,266,847

Automobiles 0.9%
Bayerische Motoren Werke AG	Germany	17,098	525,262
Toyota Motor Corp., ADR	Japan	3,590	234,929

			760,191

Beverages 0.7%
[a]Dr. Pepper Snapple Group Inc.	United States	38,290	622,212

Biotechnology 1.1%
[a]Amgen Inc.	United States	16,290	940,747

Capital Markets 0.5%
The Bank of New York Mellon Corp.	United States	15,410	436,565
Nomura Holdings Inc.	Japan	6	50

			436,615

Commercial Banks 2.0%
DBS Group Holdings Ltd.	Singapore	59,486	349,649
[a]DBS Group Holdings Ltd., rts., 1/20/09	Singapore	29,743	62,289
HSBC Holdings PLC	United Kingdom	22,723	216,083
Intesa Sanpaolo SpA	Italy	111,770	396,581
[a]KB Financial Group Inc., ADR	South Korea	10,329	270,620
Mitsubishi UFJ Financial Group Inc.	Japan	36,000	226,078
Sumitomo Mitsui Financial Group Inc.	Japan	4,800	207,752

			1,729,052

Commercial Services & Supplies 0.9%
G4S PLC	United Kingdom	264,658	792,420

Communications Equipment 0.7%
[a]Cisco Systems Inc.	United States	35,880	584,844

Computers & Peripherals 0.6%
Lite-On Technology Corp.	Taiwan	423,931	277,447
Seagate Technology	United States	50,128	222,067

			499,514

Construction Materials 0.2%
CRH PLC	Ireland	6,020	151,520

Consumer Finance 0.4%
Aiful Corp.	Japan	49	141
Promise Co. Ltd.	Japan	14,250	361,152

			361,293

TGA-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Rights/ Warrants	Value
Common Stocks, Rights and Warrants (continued)
Diversified Financial Services 0.4%
ING Groep NV	Netherlands	36,961	$378,833

Diversified Telecommunication Services 5.1%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	15,683	244,655
France Telecom SA, ADR	France	47,413	1,330,883
Singapore Telecommunications Ltd.	Singapore	403,525	718,317
Telefonica SA, ADR	Spain	17,573	1,184,244
Telekom Austria AG, ADR	Austria	12,980	376,420
Telenor ASA	Norway	74,594	496,589

			4,351,108

Electric Utilities 0.8%
E.ON AG	Germany	17,130	671,160

Electrical Equipment 0.3%
[a]Vestas Wind Systems AS	Denmark	4,342	247,571

Electronic Equipment, Instruments & Components 0.8%
FUJIFILM Holdings Corp.	Japan	15,011	334,830
Tyco Electronics Ltd.	United States	8,326	134,964
Venture Corp. Ltd.	Singapore	60,159	183,942

			653,736

Food Products 0.8%
Unilever PLC	United Kingdom	30,710	708,237

Health Care Equipment & Supplies 1.2%
[a]Boston Scientific Corp.	United States	56,897	440,383
Covidien Ltd.	United States	8,326	301,734
Olympus Corp.	Japan	16,000	320,032

			1,062,149

Health Care Providers & Services 1.1%
Quest Diagnostics Inc.	United States	17,660	916,731

Hotels, Restaurants & Leisure 0.6%
Compass Group PLC	United Kingdom	103,908	522,064

Industrial Conglomerates 2.2%
General Electric Co.	United States	23,450	379,890
Koninklijke Philips Electronics NV	Netherlands	21,170	409,396
Siemens AG, ADR	Germany	12,220	925,665
Tyco International Ltd.	United States	8,326	179,841

			1,894,792

Insurance 3.9%
ACE Ltd.	United States	17,838	943,987
Aviva PLC	United Kingdom	57,769	329,061
AXA SA	France	36,961	818,910
Progressive Corp.	United States	34,660	513,315
Swiss Reinsurance Co.	Switzerland	5,310	250,110
Torchmark Corp.	United States	10,120	452,364

			3,307,747

IT Services 0.8%
Accenture Ltd., A	United States	22,100	724,659

TGA-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Rights/ Warrants	Value
Common Stocks, Rights and Warrants (continued)
Media 5.8%
British Sky Broadcasting Group PLC	United Kingdom	68,871	$482,830
Comcast Corp., A	United States	53,133	858,098
[a]The DIRECTV Group Inc.	United States	15,337	351,371
News Corp., A	United States	64,570	586,941
Pearson PLC	United Kingdom	63,912	598,352
Reed Elsevier NV	Netherlands	37,947	446,776
Time Warner Inc.	United States	60,448	608,107
[a]Viacom Inc., B	United States	28,204	537,568
Vivendi SA	France	14,980	487,321

			4,957,364

Multi-Utilities 0.7%
PG&E Corp.	United States	15,830	612,779

Multiline Retail 0.8%
Target Corp.	United States	18,767	648,025

Oil, Gas & Consumable Fuels 4.1%
BP PLC	United Kingdom	125,463	963,869
El Paso Corp.	United States	49,332	386,270
Eni SpA	Italy	24,592	575,638
Royal Dutch Shell PLC, B	United Kingdom	38,652	973,817
Total SA, B	France	12,240	665,952

			3,565,546

Paper & Forest Products 0.8%
UPM-Kymmene OYJ	Finland	52,175	656,607

Pharmaceuticals 8.6%
Abbott Laboratories	United States	9,627	513,793
Bristol-Myers Squibb Co.	United States	23,584	548,328
GlaxoSmithKline PLC	United Kingdom	30,757	577,025
Merck & Co. Inc.	United States	24,820	754,528
Merck KGaA	Germany	4,760	429,439
Novartis AG	Switzerland	11,760	580,347
Pfizer Inc.	United States	60,304	1,067,984
Roche Holding AG	Switzerland	1,610	244,990
Sanofi-Aventis	France	13,311	845,020
Takeda Pharmaceutical Co. Ltd.	Japan	14,786	770,043
[a]Watson Pharmaceuticals Inc.	United States	40,492	1,075,872

			7,407,369

Professional Services 0.3%
Adecco SA	Switzerland	6,810	228,169

Real Estate Management & Development 0.4%
Cheung Kong (Holdings) Ltd.	Hong Kong	37,748	357,014

Semiconductors & Semiconductor Equipment 1.1%
[a]Infineon Technologies AG, ADR	Germany	51,804	72,526
Samsung Electronics Co. Ltd.	South Korea	2,200	785,590
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	90,000	121,922

			980,038

TGA-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Rights/ Warrants		Value
Common Stocks, Rights and Warrants (continued)
Software 4.1%
[a]Check Point Software Technologies Ltd.	Israel	27,306		$518,541
Microsoft Corp.	United States	39,012		758,393
Nintendo Co. Ltd.	Japan	2,341		893,878
[a]Oracle Corp.	United States	61,267		1,086,264
SAP AG, ADR	Germany	7,470		270,563

				3,527,639

Specialty Retail 0.1%
The Home Depot Inc.	United States	5,020		115,560

Trading Companies & Distributors 0.2%
Wolseley PLC	United Kingdom	36,280		203,477

Wireless Telecommunication Services 1.2%
Vodafone Group PLC, ADR	United Kingdom	50,593		1,034,121

Total Common Stocks, Rights and Warrants (Cost $56,483,978)				48,930,412

Preferred Stocks 0.6%
Metals & Mining 0.4%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	33,728		359,203

Oil, Gas & Consumable Fuels 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	6,070		123,889

Total Preferred Stocks (Cost $194,930)				483,092

		Principal Amount[b]
Foreign Government and Agency Securities 37.7%
European Investment Bank, senior note, 4.50%, 5/15/13	Supranational[c]	2,550,000	NOK	382,172
1612/37, 6.50%, 9/10/14	Supranational[c]	291,000	NZD	184,566
[d,e]Government of Argentina, senior bond, FRN, 3.127%, 8/03/12	Argentina	1,334,000		354,191
Government of Indonesia, FR31, 11.00%, 11/15/20	Indonesia	12,000,000,000	IDR	1,023,852
FR37, 12.00%, 9/15/26	Indonesia	3,140,000,000	IDR	283,032
FR40, 11.00%, 9/15/25	Indonesia	9,900,000,000	IDR	831,056
Government of Malaysia, 3.756%, 4/28/11	Malaysia	13,480,000	MYR	3,971,405
3.833%, 9/28/11	Malaysia	35,000	MYR	10,353
3.461%, 7/31/13	Malaysia	1,340,000	MYR	395,053
3.814%, 2/15/17	Malaysia	6,640,000	MYR	1,988,030
4.24%, 2/07/18	Malaysia	3,895,000	MYR	1,213,983
Government of Mexico, 10.00%, 12/05/24	Mexico	133,000	[f] MXN	1,116,366
Government of New Zealand, 7.00%, 7/15/09	New Zealand	3,204,000	NZD	1,902,503
Government of Poland, 6.00%, 5/24/09	Poland	9,900,000	PLN	3,339,771
5.75%, 9/23/22	Poland	4,075,000	PLN	1,423,241
Government of Sweden, 5.00%, 1/28/09	Sweden	15,660,000	SEK	2,006,739
4.00%, 12/01/09	Sweden	8,510,000	SEK	1,115,633
5.50%, 10/08/12	Sweden	8,620,000	SEK	1,249,854

TGA-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[b]		Value
Foreign Government and Agency Securities (continued)
KfW Bankengruppe, senior note, 6.50%, 11/15/11	Germany	250,000	NZD	$154,663
Korea Treasury Bond, 0525-1209, 5.25%, 9/10/12	South Korea	1,840,000,000	KRW	1,520,546
0525-2703, 5.25%, 3/10/27	South Korea	1,895,000,000	KRW	1,604,523
0550-1709, 5.50%, 9/10/17	South Korea	2,395,000,000	KRW	2,048,097
New South Wales Treasury Corp., 6.00%, 5/01/12	Australia	1,025,000	AUD	757,116
Nota Do Tesouro Nacional, 9.762%, 1/01/12	Brazil	3,450	[g] BRL	1,402,384
[h]Index Linked, 10.577%, 5/15/15	Brazil	1,000	[g] BRL	693,863
[h]Index Linked, 10.577%, 5/15/45	Brazil	1,430	[g] BRL	936,869
Province of Ontario, 6.25%, 6/16/15	Canada	64,000	NZD	38,894
Queensland Treasury Corp., 09G, 6.00%, 7/14/09	Australia	540,000	AUD	387,412
Svensk Exportkredit AB, senior note, 7.625%, 6/30/14	Sweden	85,000	NZD	53,488

Total Foreign Government and Agency Securities (Cost $35,406,648)				32,389,655

Total Investments before Short Term Investments (Cost $92,085,556)				81,803,159

Short Term Investments 1.6%
Foreign Government and Agency Securities (Cost $1,432,953) 1.6%
[i]Egypt Treasury Bills, 7/07/09 - 9/22/09	Egypt	8,275,000	EGP	1,398,529

Total Investments before Money Market Fund (Cost $93,518,509)				83,201,688

		Shares
Money Market Funds (Cost $208) 0.0%[j]
[k]Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.55%	United States	208		208

Total Investments (Cost $93,518,717) 96.8%				83,201,896
Net Unrealized Appreciation on Forward Exchange Contracts 2.2%				1,880,623
Other Assets, less Liabilities 1.0%				890,241

Net Assets 100.0%				$85,972,760

See Abbreviations on page TGA-29.

aNon-income producing for the twelve months ended December 31, 2008.

bThe principal amount is stated in U.S. dollars unless otherwise indicated.

cA supranational organization is an entity formed by two or more central governments through international treaties.

dThe coupon rate shown represents the rate at period end.

eThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

fPrincipal amount is stated in 100 Mexican Peso Units.

gPrincipal amount is stated in 1,000 Brazilian Real Units.

hRedemption price at maturity is adjusted for inflation. See Note 1(e).

iThe security is traded on a discount basis with no stated coupon rate.

jRounds to less than 0.1% of net assets.

kSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

TGA-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Templeton Global Asset Allocation Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$93,518,509
Cost - Sweep Money Fund (Note 7)	208

Total cost of investments	$93,518,717

Value - Unaffiliated issuers	$83,201,688
Value - Sweep Money Fund (Note 7)	208

Total value of investments	83,201,896
Foreign currency, at value (cost $902,366)	960,884
Receivables:
Investment securities sold	6,947
Capital shares sold	5,164
Dividends and interest	831,383
Unrealized appreciation on forward exchange contracts (Note 8)	2,228,419
Other assets	19,845

Total assets	87,254,538

Liabilities:
Payables:
Capital shares redeemed	312,297
Affiliates	47,212
Funds advanced by custodian	496,688
Unrealized depreciation on forward exchange contracts (Note 8)	347,796
Accrued expenses and other liabilities	77,785

Total liabilities	1,281,778

Net assets, at value	$85,972,760

Net assets consist of:
Paid-in capital	$87,628,270
Undistributed net investment income	6,406,237
Net unrealized appreciation (depreciation)	(8,417,584)
Accumulated net realized gain (loss)	355,837

Net assets, at value	$85,972,760

The accompanying notes are an integral part of these financial statements.

TGA-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Templeton Global Asset Allocation Fund
Class 1:
Net assets, at value	$37,618,558

Shares outstanding	4,359,617

Net asset value and maximum offering price per share	$8.63

Class 2:
Net assets, at value	$48,351,179

Shares outstanding	5,712,098

Net asset value and maximum offering price per share	$8.46

Class 4:
Net assets, at value	$3,023

Shares outstanding	351

Net asset value and maximum offering price per share	$8.61

The accompanying notes are an integral part of these financial statements.

TGA-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Templeton Global Asset Allocation Fund
Investment income:
Dividends: (net of foreign taxes of $198,320)
Unaffiliated issuers	$2,487,794
Sweep Money Fund (Note 7)	41,491
Interest (net of foreign taxes of $71,703)	2,352,658

Total investment income	4,881,943

Expenses:
Management fees (Note 3a)	757,084
Administrative fees (Note 3b)	175,998
Distribution fees: (Note 3c)
Class 2	165,097
Class 4	12
Unaffiliated transfer agent fees	1,327
Custodian fees (Note 4)	49,181
Reports to shareholders	64,289
Professional fees	35,374
Trustees’ fees and expenses	611
Other	17,887

Total expenses	1,266,860
Expense reductions (Note 4)	(834)
Expenses waived/paid by affiliates (Note 3e)	(130,554)

Net expenses	1,135,472

Net investment income	3,746,471

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	2,242,530
Foreign currency transactions	1,128,804

Net realized gain (loss)	3,371,334

Net change in unrealized appreciation (depreciation) on:
Investments	(41,674,952)
Translation of other assets and liabilities denominated in foreign currencies	1,711,260

Net change in unrealized appreciation (depreciation)	(39,963,692)

Net realized and unrealized gain (loss)	(36,592,358)

Net increase (decrease) in net assets resulting from operations	$(32,845,887)

The accompanying notes are an integral part of these financial statements.

TGA-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Asset Allocation Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$3,746,471	$5,763,683
Net realized gain (loss) from investments, foreign currency transactions, and redemption in-kind (Note 10)	3,371,334	74,984,268
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(39,963,692)	(53,184,712)

Net increase (decrease) in net assets resulting from operations	(32,845,887)	27,563,239

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(5,575,011)	(11,357,897)
Class 2	(7,025,343)	(14,016,851)
Class 4	(492)	—
Net realized gains:
Class 1	(6,781,816)	(14,706,218)
Class 2	(8,788,767)	(18,379,776)
Class 4	(599)	—

Total distributions to shareholders	(28,172,028)	(58,460,742)

Capital share transactions: (Note 2)
Class 1	756,427	(207,311,609)
Class 2	4,300,548	25,326,890
Class 4	5,000	—

Total capital share transactions	5,061,975	(181,984,719)

Net increase (decrease) in net assets	(55,955,940)	(212,882,222)
Net assets:
Beginning of year	141,928,700	354,810,922

End of year	$85,972,760	$141,928,700

Undistributed net investment income included in net assets:
End of year	$6,406,237	$12,217,627

The accompanying notes are an integral part of these financial statements.

TGA-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Global Asset Allocation (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and

TGA-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that

TGA-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	55,105	$667,145	345,235	$6,915,166
Shares issued in reinvestment of distributions	1,123,348	12,356,827	1,796,286	26,064,115
Shares redeemed in-kind (Note 10)	—	—	(7,596,834)	(177,462,049)
Shares redeemed	(1,111,660)	(12,267,545)	(2,857,358)	(62,828,841)

Net increase (decrease)	66,793	$756,427	(8,312,671)	$(207,311,609)

TGA-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2008[a]		2007
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	806,174	$9,220,122	547,052	$9,586,666
Shares issued in reinvestment of distributions	1,464,269	15,814,110	2,263,915	32,396,627
Shares redeemed	(1,971,137)	(20,733,684)	(985,730)	(16,656,403)

Net increase (decrease)	299,306	$4,300,548	1,825,237	$25,326,890

Class 4 Shares:
Shares sold	351	$5,000

Net increase (decrease)	351	$5,000

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (Investment Counsel)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Investment Counsel based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $1.3 billion
0.520%	In excess of $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of Investment Counsel, provides subadvisory services to the Fund and receives from Investment Counsel fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

TGA-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and Investment Counsel have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end. After April 30, 2009, FT Services and Investment Counsel may discontinue this waiver at any time upon notice to the Fund’s Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $659,910 and $254,710, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$13,669,367	$26,602,578
Long term capital gain	14,502,661	31,858,164

	$28,172,028	$58,460,742

TGA-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

5. INCOME TAXES (continued)

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$93,639,650

Unrealized appreciation	$6,656,547
Unrealized depreciation	(17,094,301)

Net unrealized appreciation (depreciation)	$(10,437,754)

Undistributed ordinary income	$8,022,465
Undistributed long term capital gains	1,270,458

Distributable earnings	$9,292,923

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $22,303,500 and $29,060,749, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy
127,176,500	Kazakhstani Tenge	991,630		1/16/09	$45,427	$—
243,250,000	Kazakhstani Tenge	1,900,391		1/20/09	76,101	—
145,000,000	South Korean Won	121,441	CHF	1/30/09	1,407	—
81,000,000	Indian Rupee	2,625,063	NZD	2/27/09	134,373	—
250,565,000	Japanese Yen	2,104,881	EUR	6/10/09	—	(158,407)
1,685,000	Malaysian Ringgit	333,465	EUR	7/07/09	23,569	—
44,640,800	Japanese Yen	286,496	EUR	8/21/09	96,368	—
22,139,600	Japanese Yen	141,957	EUR	8/26/09	48,020	—
3,000,000	Swedish Krona	311,912	EUR	9/23/09	—	(48,940)
156,783,181	Japanese Yen	1,201,956	EUR	10/15/09	69,821	—
205,268	Chinese Yuan	29,676		10/23/09	—	(341)
351,200	Chinese Yuan	50,502		10/26/09	—	(308)
213,420	Chinese Yuan	30,467		10/27/09	36	—
220,000	Chinese Yuan	30,096		12/04/09	1,374	—

TGA-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

8. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy (continued)
277,000	Chinese Yuan	30,076	EUR	12/04/09	$—	$(2,174)
15,131,805	Mexican Peso	1,068,819		12/22/09	—	(40,469)
6,284,207	Mexican Peso	445,341		12/23/09	—	(18,317)
10,076,041	Mexican Peso	712,546		12/24/09	—	(27,936)

Contracts to Sell
8,900,000	Mexican Peso	2,252,768	PEN	1/20/09	71,886	—
5,650,000,000	South Korean Won	6,432,369	CHF	1/30/09	1,538,068	—
642,600	Euro	76,495,104	JPY	6/10/09	—	(48,360)
4,002,526	Mexican Peso	181,050,238	CLP	6/12/09	—	(2,544)
3,500,000	Mexican Peso	328,022		7/29/09	85,454	—
704,603	New Zealand Dollar	4,745,710,835	IDR	8/04/09	908	—
Unrealized appreciation (depreciation) on offsetting forward exchange contracts					35,607	—

Unrealized appreciation (depreciation) on forward exchange contracts					2,228,419	(347,796)

Net unrealized appreciation (depreciation) on forward exchange contracts					$1,880,623

[a]In	U.S. dollars unless otherwise indicated.

See Abbreviations on page TGA-29.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REDEMPTION IN-KIND

During the year ended December 31, 2007, the Fund realized $51,446,118 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

TGA-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$47,698,285	$35,503,611	$—	$83,201,896
Other Financial Instruments[a]	—	2,228,419	—	2,228,419
Liabilities:
Other Financial Instruments[a]	—	347,796	—	347,796

[a]	Other financial instruments includes net unrealized appreciation (depreciation) of forward exchange contracts.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

13. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

TGA-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

ABBREVIATIONS

Currency	Selected Portfolio

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

CLP - Chilean Peso

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Neuvo Sol

PLN - Polish Zloty

SEK - Swedish Krona

ADR - American Depository Receipt FRN - Floating Rate Note

TGA-29

Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Asset Allocation Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

TGA-30

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Asset Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $14,502,660 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 2.67% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGA-31

TEMPLETON GLOBAL INCOME SECURITIES FUND

This annual report for Templeton Global Income Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	+6.16%	+8.35%	+8.41%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was +0.26%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Government Bond Index (GBI) Global and the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGI-1

Fund Goal and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the JPM GBI Global, which had a +12.00% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

The year was tumultuous for global economies and financial markets. High commodity prices and inflationary pressures during the first half of 2008 gave way to a worldwide recession with declining economic activity, inflation and interest rates. A multifaceted, international response to the financial crisis tried to limit the damage to the global economy. For example, Japan cut interest rates 40 basis points (bps; 100 bps equal one percentage point), Europe 150 bps and the U.S. 400 bps during the period. This situation benefited long duration, developed government bonds. Additionally, a flight to quality favored a small group of developed country government bonds and currencies as investors indiscriminately sought to reduce risk.

In the U.S., the economy was already contracting in the third quarter before the global economic slump in the fourth quarter. Nearly all economic data indicated weakness with employment, housing prices, expectations and eventually inflation pointing toward a severe recession. Futhermore, consumer spending dropped sharply and exports decelerated. In response, the Federal Reserve Board adopted a range for the federal funds target rate of 0% to 0.25% and stood ready to “employ all available tools” to promote economic growth and preserve price stability. Additionally, a large fiscal stimulus plan was in process. In Latin America, several governments also planned to cushion their economic slowdowns with increased government spending. In many of these countries, however, the downturn did not occur until late in the year and inflation remained elevated. Thus, other counter-cyclical policies,

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGI-2

including monetary easing, had not been enacted at year-end. Further complicating the counter-cyclical effort, several commodity exporting countries’ government revenues seemed likely to fall due to significantly lower commodity prices.

Within much of developed Europe, the situation was similar to that of the U.S. The eurozone economy entered into a recession in the third quarter. Fourth quarter economic indicators suggested a significant deepening of the recession. After inflation rose above 4.0% in the summer, twice the level the European Central Bank (ECB) defines as consistent with price stability, lower energy prices reduced inflation to 1.6% in December.2 The ECB’s policy response remained two-pronged, including an unprecedented and unlimited liquidity expansion to the banking system, and the beginning of interest rate reductions. However, the fiscal response was small and poorly coordinated. Central and eastern European economies were some of the most severely affected. Following several years of rapid expansion, fueled by credit extension from European banks, many countries’ imbalances were revealed. Countries such as Hungary, Ukraine and Latvia had to ask the International Monetary Fund for support.

Asia’s economic growth slowed primarily due to weaker exports. However, Asian economic growth did not fall as sharply as in the U.S. or Europe. Additionally, Asia’s current accounts remained relatively stable and actually improved for some net commodity importers such as South Korea. Asian countries largely did not face balance of payment pressure during the year. Furthermore, with substantial international reserves and favorable conditions from official financing sources, most had some ability to cushion the external shock. Authorities sought to take advantage of this flexibility through monetary and fiscal easing. Notably, China’s State Council announced a four trillion yuan fiscal stimulus package, which amounted to about 12.0% of projected 2009 GDP.3 The Asian banking sector seemed likely to come under some stress as economies slow. However, the banking system remained fairly stable as banks have deleveraged since the 1997 crisis and authorities appeared willing and capable of stabilizing the banking sector given their previous experience.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among

2. Source: European Central Bank.

3. Source: International Monetary Fund.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

TGI-3

currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

Manager’s Discussion

In 2008, the global economy and financial system were hit by multiple shocks, which resulted in significant market turbulence. Given this backdrop, the Fund provided positive results largely due to diversification and our actively managed fundamental investment strategy. The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

For much of the year, a disconnect existed between interest rates charged by the market and many countries’ underlying fundamentals. The flight to quality into developed market government bonds and developing economies’ commodity-driven inflationary pressures led markets to price in decoupling of global growth we believed was unrealistic where interest rates would stay high outside the largest developed economies. However, toward year-end, interest rate cuts began to be priced in around the globe, leading to strong returns for the Fund’s New Zealand, Australian, South Korean and Mexican duration exposures. Duration exposure contributed significantly to absolute performance due to these select positions. However, on a relative basis, the Fund’s diversified exposures underperformed the more concentrated benchmark due to the strong rally in U.S., British and Japanese Treasury bonds. The Fund continued to see value in bonds outside of these three core economies due to higher relative yields.

Currency Strategy

The Fund’s diverse currency exposure produced mixed results despite its ongoing commitment to holding only currencies of economies with strong underlying fundamentals. For example, the Fund attempted to capitalize on accelerating worldwide deleveraging by investing in the Japanese yen and Swiss franc, which were low-yielding currencies from countries with external surpluses. These currencies benefited from local investors’ repatriation of international investments as risk aversion rose. The currencies of these countries, who are net creditors, became safe

Currency Breakdown

Templeton Global Income Securities Fund 12/31/08

% of Total Net Assets
Asia Pacific	75.2%
Japanese Yen	24.8%
Malaysian Ringgit	16.0%
Indonesian Rupiah	10.0%
Chinese Yuan	8.7%
Vietnamese Dong	4.8%
South Korean Won	3.6%
Taiwanese Dollar	3.1%
Kazakhstani Tenge	1.5%
Indian Rupee	1.2%
Australian Dollar	0.9%
Singapore Dollar	0.5%
New Zealand Dollar	0.1%

Americas	37.6%
U.S. Dollar	30.3%
Brazilian Real	2.3%
Peruvian Nuevo Sol	2.2%
Mexican Peso	2.1%
Chilean Peso	0.7%

Middle East & Africa	5.4%
Egyptian Pound	5.4%

Europe	-18.2%
Swedish Krona	8.8%
Swiss Franc	7.9%
Russian Ruble	5.7%
Polish Zloty	2.6%
Norwegian Krone	2.4%
Czech Koruna	0.8%
Romania Leu*	-0.8%
British Pound Sterling*	-2.6%
Euro*	-43.0%

*Romania leu = -0.8%, British pound sterling = -2.6%, and euro = -43.0% due to forward exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGI-4

havens within the turmoil. Additionally, the Fund’s underweighted exposure to the euro benefited relative performance as the credit crunch became a significant global problem leading to difficulties for the leveraged European economy and lower interest rates from the ECB. Although the Fund correctly identified the euro as overvalued at close to its all-time high, several other currency exposures hurt relative performance as extreme risk aversion led to some currencies trading out of line with their relative fundamentals. The Brazilian real, Indonesian rupiah and Malaysian ringgit depreciated against the U.S. dollar during the year despite those countries’ strong relative economic growth and trade surpluses.

Global Sovereign Debt Strategy

The Fund maintained limited exposure to U.S.-dollar denominated sovereign credit during the year because of what we considered unattractive valuations. However, the sell-off in some bond markets due to forced selling by hedge funds and deleveraging by the sell-side broker community pushed down valuations past levels we viewed as consistent with medium-term valuations. This indiscriminate risk reduction allowed us an opportunity to add to our sovereign bond positions at what were to us attractive, depressed levels. It is worth highlighting the substantial improvement in sovereign credit fundamentals compared with prior episodes of volatility. Importantly, many governments’ external debt burdens during the period were lower than in the 1990s. Although some countries may likely experience crises, we believed the indiscriminate sell-off of risky assets created select opportunities where markets may have overpriced sovereign default risk.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

*The Fund’s EMU investments were in Austria, France, Germany and the Netherlands.

**The Fund’s supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar, Norwegian krone and Polish zloty.

TGI-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 4

TGI-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$1,048.90	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,020.41	$4.77

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.94%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

TGI-7

SUPPLEMENT DATED OCTOBER 8, 2008

TO THE PROSPECTUS DATED MAY 1, 2008

TEMPLETON GLOBAL INCOME SECURITIES FUND

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Effective May 1, 2009, Templeton Global Income Securities Fund will change its name to “Templeton Global Bond Securities Fund” and adopt a fund policy that, under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and give shareholders at least 60 days’ advance notice of any change to the policy. “Bonds” will include debt securities of any maturity, such as bonds, notes, bills and debentures.

Please keep this supplement for future reference.

TGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 1	2008		2007		2006		2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.00		$15.73		$14.36		$15.80	$15.54

Income from investment operations[a]:
Net investment income[b]	0.80		0.77		0.61		0.57	0.66
Net realized and unrealized gains (losses)	0.27		0.97		1.24		(1.03)	1.37

Total from investment operations	1.07		1.74		1.85		(0.46)	2.03

Less distributions from net investment income and net foreign currency gains	(0.65)		(0.47)		(0.48)		(0.98)	(1.77)

Redemption fees	—	[c]	—	[c]	—	[c]	— [c]	—

Net asset value, end of year	$17.42		$17.00		$15.73		$14.36	$15.80

Total return[d]	6.46%		11.27%		13.14%		(2.91)%	15.09%
Ratios to average net assets
Expenses before expense reduction	0.58%		0.64%		0.80%		0.78%	0.79%
Expenses net of expense reduction	0.58%		0.64%		0.72%		0.74%	0.78%
Net investment income	4.66%		4.70%		4.09%		3.81%	4.40%

Supplemental data
Net assets, end of year (000’s)	$220,588		$137,700		$75,843		$53,115	$49,845
Portfolio turnover rate	28.46%		47.33%		30.65%		30.28%	37.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements.

TGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 2	2008		2007		2006		2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.72		$15.50		$14.19		$15.64	$15.42

Income from investment operations[a]:
Net investment income[b]	0.74		0.72		0.57		0.52	0.60
Net realized and unrealized gains (losses)	0.27		0.96		1.21		(1.00)	1.36

Total from investment operations	1.01		1.68		1.78		(0.48)	1.96

Less distributions from net investment income and net foreign currency gains	(0.63)		(0.46)		(0.47)		(0.97)	(1.74)

Redemption fees	—	[c]	—	[c]	—	[c]	— [c]	—

Net asset value, end of year	$17.10		$16.72		$15.50		$14.19	$15.64

Total return[d]	6.21%		11.00%		12.77%		(3.08)%	14.74%
Ratios to average net assets
Expenses before expense reduction	0.83%		0.89%		1.05%		1.03%	1.04%
Expenses net of expense reduction	0.83%		0.89%		0.97%		0.99%	1.03%
Net investment income	4.41%		4.45%		3.84%		3.56%	4.15%

Supplemental data
Net assets, end of year (000’s)	$793,881		$480,649		$205,768		$61,255	$19,779
Portfolio turnover rate	28.46%		47.33%		30.65%		30.28%	37.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

The accompanying notes are an integral part of these financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 3	2008	2007	2006	2005[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.70	$15.49	$14.18	$15.27

Income from investment operations[b]:
Net investment income[c]	0.74	0.72	0.58	0.38
Net realized and unrealized gains (losses)	0.27	0.95	1.21	(0.50)

Total from investment operations	1.01	1.67	1.79	(0.12)

Less distributions from net investment income and net foreign currency gains	(0.63)	(0.46)	(0.48)	(0.97)

Redemption fees[d]	—	—	—	—

Net asset value, end of year	$17.08	$16.70	$15.49	$14.18

Total return[e]	6.21%	11.03%	12.84%	(0.80)%
Ratios to average net assets[f]
Expenses before expense reduction	0.83%	0.89%	1.05%	1.03%
Expenses net of expense reduction	0.83%	0.89%	0.97%	0.99%
Net investment income	4.41%	4.45%	3.84%	3.56%

Supplemental data
Net assets, end of year (000’s)	$128,155	$91,162	$35,572	$5,769
Portfolio turnover rate	28.46%	47.33%	30.65%	30.28%

aFor the period April 1, 2005 (effective date) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

Class 4	Period Ended December 31, 2008[a]
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.00

Income from investment operations[b]:
Net investment income[c]	0.66
Net realized and unrealized gains (losses)	(0.64)

Total from investment operations	0.02

Less distributions from net investment income and net foreign currency gains	(0.65)

Redemption fees[d]	—

Net asset value, end of period	$17.37

Total return[e]	0.26%
Ratios to average net assets[f]
Expenses[g]	0.93%
Net investment income	4.31%

Supplemental data
Net assets, end of period (000’s)	$43,069
Portfolio turnover rate	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities 78.5%
Argentina 2.4%
[b,c]Government of Argentina, senior bond, FRN, 3.127%, 8/03/12	107,485,000		$28,538,394

Australia 6.2%
New South Wales Treasury Corp., 6.00%, 5/01/12	13,180,000	AUD	9,735,403
senior note, 5.50%, 3/01/17	32,225,000	AUD	23,825,946
Queensland Treasury Corp., 09G, 6.00%, 7/14/09	3,195,000	AUD	2,292,190
13, 6.00%, 8/14/13	6,580,000	AUD	4,897,876
17, 6.00%, 9/14/17	13,160,000	AUD	10,075,134
[d]144A, 7.125%, 9/18/17	33,340,000	NZD	22,937,524

			73,764,073

Austria 3.3%
[d]Government of Austria, senior bond, 144A, 5.00%, 7/15/12	400,000	EUR	595,828
Oesterreichische Kontrollbank AG, senior bond, 2.75%, 6/14/11	40,000,000	CHF	38,993,127

			39,588,955

Brazil 2.4%
Nota Do Tesouro Nacional, 9.762%, 1/01/12	20,470	[e] BRL	8,320,814
9.762%, 1/01/14	7,100	[e] BRL	2,754,746
9.762%, 1/01/17	22,490	[e] BRL	8,377,863
[f]Index Linked, 6.00%, 5/15/15	2,750	[e] BRL	1,908,123
[f]Index Linked, 6.00%, 5/15/45	10,825	[e] BRL	7,092,029

			28,453,575

Canada 3.0%
Province of Manitoba, 6.375%, 9/01/15	37,805,000	NZD	23,416,895
Province of Ontario, 6.25%, 6/16/15	19,125,000	NZD	11,622,565

			35,039,460

France 3.7%
Government of France, 4.00%, 10/25/09	195,000	EUR	277,462
4.25%, 10/25/17	27,650,000	EUR	41,357,034
4.25%, 4/25/19	1,520,000	EUR	2,270,809

			43,905,305

Germany 0.8%
Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16	137,707,000	MXN	9,870,424

Hungary 0.7%
Government of Hungary, 4.375%, 7/04/17	1,225,000	EUR	1,391,232
5.75%, 6/11/18	5,365,000	EUR	6,642,314

			8,033,546

Indonesia 9.6%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,426,700
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	14,278,571
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	19,827,734
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	6,398,590
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	2,655,707

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia, (continued)
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	$741,832
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	488,648
FR40, 11.00%, 9/15/25	61,856,000,000	IDR	5,192,502
FR42, 10.25%, 7/15/27	88,574,000,000	IDR	6,988,409
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	5,486,007
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	346,309
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	17,008,500
FR47, 10.00%, 2/15/28	61,737,000,000	IDR	4,757,713
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,280,643
FR49, 9.00%, 9/15/13	53,560,000,000	IDR	4,434,672
[d]senior bond,144A, 6.875%, 1/17/18	1,690,000		1,378,979
[d]senior bond, 144A, 8.50%, 10/12/35	2,924,000		2,459,300
[d]senior bond, 144A, 6.625%, 2/17/37	1,710,000		1,290,594
[d]senior bond, 144A, 7.75%, 1/17/38	3,630,000		3,062,813
[g]senior bond, Reg S, 6.875%, 1/17/18	3,395,000		2,770,198
[g]senior bond, Reg S, 8.50%, 10/12/35	6,195,000		5,210,453
[g]senior bond, Reg S, 6.625%, 2/17/37	530,000		400,009
[g]senior bond, Reg S, 7.75%, 1/17/38	7,350,000		6,201,562

			114,086,445

Iraq 0.1%
[g]Government of Iraq, Reg S, 5.80%, 1/15/28	2,415,000		1,029,394

Malaysia 4.7%
Government of Malaysia, 3.869%, 4/13/10	1,690,000	MYR	495,003
3.756%, 4/28/11	106,560,000	MYR	31,394,135
3.833%, 9/28/11	3,660,000	MYR	1,082,653
3.461%, 7/31/13	12,600,000	MYR	3,714,677
3.814%, 2/15/17	18,885,000	MYR	5,654,210
4.24%, 2/07/18	44,360,000	MYR	13,826,007

			56,166,685

Mexico 9.3%
Government of Mexico, 9.00%, 12/20/12	265,000	[h] MXN	2,024,497
8.00%, 12/19/13	794,500	[h] MXN	5,841,588
8.00%, 12/17/15	726,000	[h] MXN	5,317,030
7.25%, 12/15/16	250,000	[h] MXN	1,750,456
10.00%, 12/05/24	7,082,800	[h] MXN	59,451,107
10.00%, 11/20/36	365,000	[h] MXN	3,146,575
[d]144A, 7.50%, 3/08/10	450,000	EUR	646,539
M 10, 7.75%, 12/14/17	4,473,000	[h] MXN	32,206,772

			110,384,564

Netherlands 1.6%
Government of the Netherlands, 4.50%, 7/15/17	12,280,000	EUR	18,445,737

New Zealand 0.1%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,445,878

Norway 2.0%
Government of Norway, 5.50%, 5/15/09	76,360,000	NOK	11,086,437

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Norway (continued)
Government of Norway, (continued) 6.00%, 5/16/11	29,300,000	NOK	$4,547,454
6.50%, 5/15/13	49,400,000	NOK	8,067,894

			23,701,785

Peru 0.3%
Government of Peru, 7.84%, 8/12/20	4,945,000	PEN	1,615,439
7, 8.60%, 8/12/17	6,185,000	PEN	2,112,041

			3,727,480

Philippines 0.0%[i]
[g]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	466,630

Poland 1.6%
Government of Poland, 6.00%, 5/24/09	4,045,000	PLN	1,364,583
5.75%, 9/23/22	48,750,000	PLN	17,026,501

			18,391,084

Russia 5.2%
Government of Russia, [d]144A, 7.50%, 3/31/30	40,172,160		35,552,362
[g]senior bond, Reg S, 7.50%, 3/31/30	29,248,100		25,774,888

			61,327,250

South Africa 0.6%
Government of South Africa, 5.25%, 5/16/13	3,590,000	EUR	4,426,997
4.50%, 4/05/16	1,874,000	EUR	2,024,526
senior note, 6.50%, 6/02/14	805,000		768,725
senior note, 5.875%, 5/30/22	100,000		82,750

			7,302,998

South Korea 8.2%
Korea Deposit Insurance Corp., 07-1, 5.57%, 9/14/12	6,600,000,000	KRW	5,403,500
08-1, 5.28%, 2/15/13	880,000,000	KRW	702,964
Korea Treasury Bond, 0500-1609, 5.00%, 9/10/16	2,806,000,000	KRW	2,314,910
0525-1209, 5.25%, 9/10/12	28,539,000,000	KRW	23,584,159
0525-2703, 5.25%, 3/10/27	16,857,900,000	KRW	14,273,823
0550-1709, 5.50%, 9/10/17	59,230,600,000	KRW	50,651,373

			96,930,729

[j]Supranational 4.3%
European Bank For Reconstruction & Development, senior note, 5.10%, 6/12/09	40,000,000	PLN	13,565,763
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	5,050,662
1612/37, 6.50%, 9/10/14	7,850,000	NZD	4,978,851
[b]FRN, 0.723%, 9/21/11	1,170,000,000	JPY	12,673,354
Inter-American Development Bank, 1.90%, 7/08/09	175,000,000	JPY	1,939,089
6.00%, 12/15/17	575,000	NZD	357,375
senior note, 7.50%, 12/05/24	200,000,000	MXN	12,468,100

			51,033,194

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Sweden 4.5%
Government of Sweden, 5.00%, 1/28/09	247,720,000	SEK	$31,743,897
4.00%, 12/01/09	163,000,000	SEK	21,368,760

			53,112,657

United States and U.S. Territories 3.0%
Alabama Public Housing Authorities Capital Program Revenue, Series B, FSA Insured, 4.45%, 1/01/24	680,000		614,074
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F1, 5.50%, 4/01/43	2,810,000		2,754,531
Bexar County Hospital District GO, Certificates of Obligation, 5.00%, 2/15/32	1,615,000		1,494,586
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,307,088
California State GO, Refunding, 5.125%, 4/01/33	4,725,000		4,187,673
5.00%, 4/01/38	1,985,000		1,684,570
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%, 7/01/14	4,545,000		4,391,742
Hamilton County Sales Tax Revenue, Refunding, Sub Series A, FSA Insured, 5.00%, 12/01/32	3,650,000		3,261,421
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	2,155,000		2,026,476
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Refunding, Third Indenture Series A, FGIC Insured, 5.00%, 7/01/19	1,500,000		1,638,195
Minneapolis Health Care System Revenue, Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	1,790,000		1,789,803
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series A, Assured Guaranty, 5.50%, 12/15/38	3,015,000		2,975,654
New York City GO, Series L, Sub Series L-1, 5.00%, 4/01/26	700,000		642,537
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	2,400,000		2,339,064
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A, MBIA Insured, 5.50%, 7/01/21	875,000		769,562
Seattle Water System Revenue, BHAC Insured, 5.00%, 9/01/34	1,860,000		1,787,144
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,500,000		1,480,050
Wisconsin State GO, Series A, FGIC Insured, 5.00%, 5/01/21	500,000		515,725

			35,659,895

Venezuela 0.9%
Government of Venezuela, 10.75%, 9/19/13	5,365,000		3,540,900
[g]senior bond, Reg S, 5.375%, 8/07/10	9,235,000		7,249,937

			10,790,837

Total Government and Agency Securities (Cost $1,045,347,114)			931,196,974

Short Term Investments 7.3%
Government and Agency Securities (Cost $64,302,771) 5.3%
Egypt 5.3%
[k]Egypt Treasury Bills, 1/13/09 - 9/22/09	361,700,000	EGP	62,687,173

Total Investments before Repurchase Agreements (Cost $1,109,649,885)			993,884,147

TGI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]	Value
Short Term Investments (continued)
United States 2.0%
Repurchase Agreements (Cost $23,833,671) 2.0%
[l]Joint Repurchase Agreement, 0.019%, 1/02/09 (Maturity Value $23,833,697)	23,833,671	$23,833,671
Banc of America Securities LLC (Maturity Value $3,678,493)
Barclays Capital Inc. (Maturity Value $3,503,553)
BNP Paribas Securities Corp. (Maturity Value $4,671,405)
Credit Suisse Securities (USA) LLC (Maturity Value $4,671,405)
Deutsche Bank Securities Inc. (Maturity Value $2,695,829)
HSBC Securities (USA) Inc. (Maturity Value $3,503,553)
UBS Securities LLC (Maturity Value $1,109,459)

Collateralized by U.S. Government Agency Securities, 3.50% - 7.00%, 6/15/09 - 5/20/22;
[k]U.S. Government Agency Discount Notes, 1/05/09 - 10/19/09;
[k]U.S. Treasury Bills, 1/15/09; and U.S. Treasury Notes, 0.875% - 4.625%, 7/15/09 - 2/28/11

Total Investments (Cost $1,133,483,556) 85.8%		1,017,717,818
Net Unrealized Appreciation on Forward Exchange Contracts 8.9%		105,221,728
Other Assets, less Liabilities 5.3%		62,753,151

Net Assets 100.0%		$1,185,692,697

See Abbreviations on page TGI-35.

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the aggregate value of these securities was $67,923,939, representing 5.73% of net assets.

ePrincipal amount is stated in 1,000 Brazilian Real Units.

fRedemption price at maturity is adjusted for inflation. See Note 1(g).

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the aggregate value of these securities was $49,103,071, representing 4.14% of net assets.

hPrincipal amount is stated in 100 Mexican Peso Units.

iRounds to less than 0.1% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security is traded on a discount basis with no stated coupon rate.

lSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,109,649,885
Cost - Repurchase agreements	23,833,671

Total cost of investments	$1,133,483,556

Value - Unaffiliated issuers	$993,884,147
Value - Repurchase agreements	23,833,671

Total value of investments	1,017,717,818
Foreign currency, at value (cost $24,750,521)	25,218,604
Receivables:
Investment securities sold	17,410,699
Capital shares sold	2,505,087
Interest	20,114,639
Swaps	460,452
Unrealized appreciation on forward exchange contracts (Note 7)	130,835,741
Unrealized appreciation on swap contracts (Note 8)	3,973,278

Total assets	1,218,236,318

Liabilities:
Payables:
Capital shares redeemed	734,186
Affiliates	860,328
Swaps	507,848
Collateral due to brokers for swaps	4,310,000
Unrealized depreciation on forward exchange contracts (Note 7)	25,614,013
Accrued expenses and other liabilities	517,246

Total liabilities	32,543,621

Net assets, at value	$1,185,692,697

Net assets consist of:
Paid-in capital	$1,116,037,376
Undistributed net investment income	109,190,320
Net unrealized appreciation (depreciation)	(8,323,499)
Accumulated net realized gain (loss)	(31,211,500)

Net assets, at value	$1,185,692,697

The accompanying notes are an integral part of these financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2008

Templeton Global Income Securities Fund
Class 1:
Net assets, at value	$220,588,370

Shares outstanding	12,666,043

Net asset value and maximum offering price per share	$17.42

Class 2:
Net assets, at value	$793,880,705

Shares outstanding	46,427,481

Net asset value and maximum offering price per share	$17.10

Class 3:
Net assets, at value	$128,155,031

Shares outstanding	7,501,544

Net asset value and maximum offering price per share[a]	$17.08

Class 4:
Net assets, at value	$43,068,591

Shares outstanding	2,479,755

Net asset value and maximum offering price per share	$17.37

[a]Redemption	price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes of $1,123,962)	$55,470,996

Expenses:
Management fees (Note 3a)	5,007,769
Distribution fees: (Note 3c)
Class 2	1,780,030
Class 3	318,414
Class 4	43,874
Unaffiliated transfer agent fees	3,310
Custodian fees (Note 4)	835,597
Reports to shareholders	211,537
Registration and filing fees	12,641
Professional fees	47,994
Trustees’ fees and expenses	4,372
Other	33,344

Total expenses	8,298,882
Expense reductions (Note 4)	(1,036)

Net expenses	8,297,846

Net investment income	47,173,150

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	12,671,523
Foreign currency transactions	23,284,320
Swap contracts	58,370

Net realized gain (loss)	36,014,213

Net change in unrealized appreciation (depreciation) on:
Investments	(134,945,794)
Translation of other assets and liabilities denominated in foreign currencies	102,205,982

Net change in unrealized appreciation (depreciation)	(32,739,812)

Net realized and unrealized gain (loss)	3,274,401

Net increase (decrease) in net assets resulting from operations	$50,447,551

The accompanying notes are an integral part of these financial statements.

TGI-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$47,173,150	$21,282,117
Net realized gain (loss) from investments, foreign currency transactions, and swap contracts	36,014,213	17,882,637
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(32,739,812)	8,914,827

Net increase (decrease) in net assets resulting from operations	50,447,551	48,079,581

Distributions to shareholders from net investment income and net foreign currency gains:
Class 1	(8,184,833)	(2,456,235)
Class 2	(26,397,120)	(8,266,690)
Class 3	(4,932,732)	(1,628,484)
Class 4	(162,330)	—

Total distributions to shareholders	(39,677,015)	(12,351,409)

Capital share transactions: (Note 2)
Class 1	81,904,183	55,559,172
Class 2	305,411,151	250,108,969
Class 3	36,362,798	50,922,791
Class 4	41,657,210	—

Total capital share transactions	465,335,342	356,590,932

Redemption fees	75,291	9,428

Net increase (decrease) in net assets	476,181,169	392,328,532
Net assets:
Beginning of year	709,511,528	317,182,996

End of year	$1,185,692,697	$709,511,528

Undistributed net investment income included in net assets:
End of year	$109,190,320	$35,686,615

The accompanying notes are an integral part of these financial statements.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Global Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

On September 19, 2008, the Trust’s Board of Trustees approved a proposal to change the name of the Fund to Templeton Global Bond Securities Fund, effective May 1, 2009.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2008. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Interest Rate Swaps

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The interest receivable or payable is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Interest Rate Swaps (continued)

recorded as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. When the swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,101,454	$141,208,761	5,103,718	$85,032,506
Shares issued in reinvestment of distributions	492,765	8,184,833	153,227	2,456,235
Shares redeemed	(4,030,383)	(67,489,411)	(1,977,376)	(31,929,569)

Net increase (decrease)	4,563,836	$81,904,183	3,279,569	$55,559,172

Class 2 Shares:
Shares sold	26,653,241	$454,110,268	16,336,797	$264,154,676
Shares issued in reinvestment of distributions	1,616,480	26,397,120	523,540	8,266,690
Shares redeemed	(10,588,115)	(175,096,237)	(1,388,223)	(22,312,397)

Net increase (decrease)	17,681,606	$305,411,151	15,472,114	$250,108,969

Class 3 Shares:
Shares sold	4,221,478	$72,520,138	3,533,597	$56,987,401
Shares issued in reinvestment of distributions	302,251	4,932,732	103,199	1,628,484
Shares redeemed	(2,479,464)	(41,090,072)	(475,906)	(7,693,094)

Net increase (decrease)	2,044,265	$36,362,798	3,160,890	$50,922,791

Class 4 Shares:
Shares sold	2,552,445	$42,834,654
Shares issued on reinvestment of distributions	9,768	162,150
Shares redeemed	(82,458)	(1,339,594)

Net increase (decrease)	2,479,755	$41,657,210

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35% and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$1,649,033
2010	177,731

$1,826,764

During the year ended December 31, 2008, the Fund utilized $159,858 of capital loss carryforwards.

On December 31, 2008, the Fund had expired capital loss carryforwards of $2,210,660, which were reclassified to paid-in capital.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $1,732,457 and $28,031,402, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from – ordinary income	$39,677,015	$12,351,409

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,135,672,962

Unrealized appreciation	$16,301,395
Unrealized depreciation	(134,256,539)

Net unrealized appreciation (depreciation)	$(117,955,144)

Distributable earnings – undistributed ordinary income	$191,893,740

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, inflation related adjustments on foreign securities, interest rate swaps, and tax straddles.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, interest rate swaps, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $799,585,432 and $233,195,853, respectively.

TGI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2008, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy
1,410,703	Peruvian Nuevo Sol	5,494,676	MXN	1/22/09	$50,830	$—
149,124,962,753	Viet Nam Dong	12,970,535	NZD	1/22/09	939,306	—
514,600,000	Kazakhstani Tenge	4,000,000		1/29/09	147,987	—
34,696,800	Japanese Yen	226,895	EUR	1/30/09	65,841	—
139,956,750	Kazakhstani Tenge	1,085,020		2/06/09	37,162	—
440,854,500	Japanese Yen	4,150,000		2/17/09	713,935	—
16,706,255	Euro	22,239,729		2/23/09	1,074,009	—
56,848,000	Kazakhstani Tenge	440,000		2/26/09	10,156	—
6,682,502	Euro	8,920,706		2/27/09	403,829	—
88,025,000	Indian Rupee	2,852,731	NZD	2/27/09	146,027	—
325,942,003	Kazakhstani Tenge	2,529,758		2/27/09	49,645	—
870,000,000	South Korean Won	606,356		3/04/09	84,668	—
126,735,095,854	Viet Nam Dong	11,084,376	NZD	3/12/09	715,479	—
126,735,095,875	Viet Nam Dong	11,089,511	NZD	3/16/09	707,584	—
27,904,000	Russian Ruble	653,336	EUR	3/20/09	—	(81,636)
60,658,992,000	Viet Nam Dong	4,356,973	AUD	3/23/09	344,714	—
9,415,305	Euro	18,159,864	SGD	4/14/09	484,772	—
329,402,395	Kazakhstani Tenge	2,632,271		4/30/09	—	(140,322)
122,773,200	Swedish Krona	13,100,000	EUR	4/30/09	—	(2,554,840)
1,342,374,000	Japanese Yen	13,665,622		5/07/09	1,173,268	—
1,998,991	Peruvian Nuevo Sol	8,108,839	MXN	5/07/09	56,046	—
5,296,692	Peruvian Nuevo Sol	1,930,000		5/08/09	—	(268,054)
8,062,720	Peruvian Nuevo Sol	2,982,878		5/15/09	—	(455,231)
28,853,000,000	Indonesian Rupiah	2,092,313		5/18/09	425,401	—
144,407,250	Japanese Yen	1,526,988		5/18/09	69,765	—
10,085,857	Peruvian Nuevo Sol	3,728,598		5/19/09	—	(568,270)
7,566,000,000	Indonesian Rupiah	522,694		5/22/09	136,748	—
507,359,240	Kazakhstani Tenge	44,462,684	MXN	5/27/09	644,543	—
16,998,965,000	Viet Nam Dong	1,193,564	AUD	5/29/09	103,652	—
1,578,866,058	Japanese Yen	16,719,431		6/02/09	745,183	—
14,790,681,000	Viet Nam Dong	1,038,951	AUD	6/02/09	89,248	—
345,000,000	Japanese Yen	3,732,756		6/05/09	83,749	—
62,619,618,000	Viet Nam Dong	4,394,304	AUD	6/22/09	367,592	—
14,772,000	Malaysian Ringgit	2,923,412	EUR	7/07/09	206,628	—
7,600,000	Malaysian Ringgit	1,529,390	EUR	7/09/09	71,256	—
10,550,000	Malaysian Ringgit	2,115,415	EUR	7/17/09	110,648	—
6,015,055	Malaysian Ringgit	1,213,740	EUR	8/05/09	53,985	—
1,100,000	Malaysian Ringgit	221,828	EUR	8/07/09	10,089	—
279,885,550	Japanese Yen	1,726,090	EUR	8/10/09	700,541	—
154,325,250	Japanese Yen	972,679	EUR	8/11/09	357,209	—
290,165,200	Japanese Yen	1,862,222	EUR	8/21/09	626,392	—
143,907,400	Japanese Yen	922,720	EUR	8/26/09	312,133	—
27,917,500	Japanese Yen	184,077	EUR	9/04/09	53,600	—
11,099,031	U.S. Dollar	7,821,727	EUR	9/08/09	221,900	—
243,055,778,970	Viet Nam Dong	144,871,783	MXN	9/08/09	3,368,764	—
101,991,966	Russian Ruble	42,848,809	MXN	9/15/09	—	(166,405)
295,496,613	Russian Ruble	17,768,247	NZD	9/15/09	—	(2,094,757)

TGI-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy (continued)
15,520,594	U.S. Dollar	11,369,815	EUR	9/15/09	$—	$(289,371)
24,005,420	U.S. Dollar	17,083,450	EUR	9/17/09	251,062	—
14,296,000	Chinese Yuan	1,489,167	EUR	9/18/09	—	(27,347)
89,074,900	Chinese Yuan	9,307,428	EUR	9/23/09	—	(214,528)
30,000,000	Swedish Krona	3,119,119	EUR	9/23/09	—	(489,400)
39,743,000	Chinese Yuan	4,095,317	EUR	9/24/09	—	(16,239)
468,694,201	Russian Ruble	22,297,983	AUD	9/24/09	—	(2,819,099)
25,000,000	Indian Rupee	818,331	NZD	9/25/09	39,749	—
837,000,000	Japanese Yen	5,602,258	EUR	9/28/09	1,499,289	—
258,201,997	Russian Ruble	12,410,890	AUD	9/28/09	—	(1,651,718)
8,340,000	Malaysian Ringgit	1,704,998	EUR	9/30/09	50,266	—
53,312,773	Russian Ruble	23,225,918	MXN	10/06/09	—	(151,063)
44,923,725,686	Viet Nam Dong	3,648,005	AUD	10/07/09	—	(84,862)
14,831,631	Chinese Yuan	3,204,553	AUD	10/13/09	—	(112,453)
361,308,750	Kazakhstani Tenge	2,795,426		10/13/09	—	(312,735)
35,001,331	Chinese Yuan	3,714,063	EUR	10/15/09	—	(161,952)
35,172,030	Chinese Yuan	3,761,574	EUR	10/16/09	—	(203,465)
25,132,672	Chinese Yuan	5,336,806	AUD	10/19/09	—	(124,130)
47,143,455	Chinese Yuan	5,062,450	EUR	10/19/09	—	(300,717)
29,130,000	Chinese Yuan	4,208,017		10/21/09	—	(45,174)
92,110,000	Russian Ruble	3,050,000		10/22/09	—	(572,600)
36,599,833	Chinese Yuan	5,291,287		10/23/09	—	(60,732)
921,291,798	Chilean Peso	1,395,897		10/26/09	13,761	—
62,115,025	Chinese Yuan	8,932,101		10/26/09	—	(54,535)
37,116,032	Chinese Yuan	5,298,506		10/27/09	6,285	—
89,097,000	Russian Ruble	2,663,587		10/27/09	—	(270,908)
597,827,644	Chilean Peso	872,435		10/28/09	41,987	—
3,423,000	Swiss Franc	2,343,397	EUR	11/05/09	—	(24,337)
3,465,000,000	Indonesian Rupiah	275,000		11/09/09	11,831	—
25,294,025,000	Viet Nam Dong	1,315,000		11/09/09	50,661	—
34,531,000,000	Indonesian Rupiah	2,746,004		11/10/09	111,603	—
92,000,000	Russian Ruble	2,870,694		11/10/09	—	(410,640)
6,870,000,000	Indonesian Rupiah	549,161		11/12/09	19,025	—
1,250,000,000	Japanese Yen	12,938,619		11/12/09	951,995	—
1,250,000,000	Japanese Yen	10,198,254	EUR	11/12/09	—	(284,145)
36,430,000,000	Indonesian Rupiah	2,746,325		11/16/09	263,037	—
7,386,000,000	Indonesian Rupiah	523,088		11/17/09	86,863	—
35,999,000,000	Indonesian Rupiah	2,613,358		11/18/09	358,628	—
29,201,000	Russian Ruble	653,339	EUR	11/20/09	—	(129,598)
40,074,000,000	Indonesian Rupiah	2,613,408		11/23/09	690,075	—
14,977,000	Chinese Yuan	2,048,837		12/04/09	93,528	—
18,870,000	Chinese Yuan	2,048,829	EUR	12/04/09	—	(148,071)
33,777,284	Chinese Yuan	4,782,060		12/14/09	50,626	—
45,175,542	Chinese Yuan	6,396,854		12/15/09	66,780	—
26,468,158	Chinese Yuan	3,761,017		12/16/09	26,082	—
13,361,013	Malaysian Ringgit	3,761,017		12/16/09	124,818	—
24,500,148	Chinese Yuan	3,465,367		12/17/09	40,223	—
12,406,016	Malaysian Ringgit	3,465,368		12/17/09	142,816	—
73,686,535	Chinese Yuan	10,396,103		12/18/09	147,526	—

TGI-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Buy (continued)
20,029,614	Chinese Yuan	2,857,292		12/21/09	$8,886	$—
22,461,038	Malaysian Ringgit	6,301,410		12/21/09	231,866	—
23,558,279	Chinese Yuan	3,384,810		12/22/09	—	(13,617)
12,127,039	Malaysian Ringgit	3,466,651		12/22/09	60,850	—
160,558,056	Mexican Peso	11,340,848		12/22/09	—	(429,405)
9,639,266	Malaysian Ringgit	2,772,294		12/23/09	31,639	—
66,679,470	Mexican Peso	4,725,354		12/23/09	—	(194,356)
106,913,202	Mexican Peso	7,560,566		12/24/09	—	(296,416)
10,905,927	Malaysian Ringgit	3,118,831		12/28/09	53,967	—
56,089,316	Malaysian Ringgit	16,085,264		1/04/10	235,426	—
136,332,733	Swedish Krona	12,649,755	EUR	1/05/10	—	(193,540)

Contracts to Sell
35,134,048	Mexican Peso	8,893,130	PEN	1/20/09	283,780	—
19,086,450,000	South Korean Won	21,977,351	CHF	1/20/09	5,441,411	—
14,735,520,000	South Korean Won	16,768,537	CHF	1/21/09	4,013,681	—
25,863,307	Mexican Peso	2,264,837		1/22/09	394,054	—
35,571,270	Mexican Peso	123,684,863	INR	1/22/09	—	(35,544)
7,467,604,560	South Korean Won	7,837,536		1/23/09	1,910,552	—
30,321,722	Mexican Peso	105,249,728	INR	1/27/09	—	(31,322)
6,905,529	Euro	10,067,915		1/28/09	424,342	—
9,671,012	Euro	14,093,398		1/29/09	588,446	—
2,754,660	Euro	4,039,984		2/04/09	193,949	—
109,729,627	Mexican Peso	9,687,440		2/06/09	1,787,220	—
24,730,081	Mexican Peso	2,185,505		2/09/09	406,362	—
2,945,715	New Zealand Dollar	34,838,652,128	VND	2/12/09	263,907	—
17,294,895	Romanian Leu	113,908,408	CZK	2/12/09	23,429	—
6,322,150	Romanian Leu	41,840,621	CZK	2/17/09	24,479	—
4,372,314	Euro	6,316,026		2/19/09	213,792	—
3,931,416	New Zealand Dollar	46,557,288,113	VND	2/20/09	352,671	—
20,047,506	Euro	29,139,835		2/23/09	1,163,349	—
10,023,753	Euro	1,544,810,693	JPY	2/23/09	3,057,651	—
10,023,753	Euro	1,543,460,828	JPY	2/25/09	3,044,156	—
3,682,120,000	South Korean Won	3,880,000		2/25/09	955,361	—
12,452,389	Euro	18,215,167		2/26/09	839,081	—
6,682,502	Euro	1,024,875,284	JPY	2/26/09	1,984,676	—
39,172,654	Euro	57,903,586		2/27/09	3,243,401	—
30,071,259	Euro	4,675,686,507	JPY	2/27/09	9,636,607	—
58,914,810	Mexican Peso	5,232,001		2/27/09	1,012,758	—
4,517,459	Romanian Leu	29,268,617	CZK	2/27/09	—	(7,421)
3,675,562,800	South Korean Won	3,880,000		2/27/09	960,570	—
6,682,502	Euro	10,016,803		3/03/09	693,185	—
10,166,171	Mexican Peso	905,309		3/03/09	178,002	—
10,023,753	Euro	14,994,799		3/04/09	1,009,699	—
3,655,736,000	South Korean Won	3,880,000		3/04/09	976,318	—
3,341,251	Euro	5,032,258		3/09/09	371,104	—
3,341,251	Euro	513,877,721	JPY	3/09/09	1,010,934	—
3,341,251	Euro	5,048,463		3/10/09	387,418	—
2,505,938	Euro	384,147,766	JPY	3/10/09	744,475	—

TGI-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Sell (continued)
3,341,251	Euro	5,105,816		3/17/09	$445,535	$—
7,760,000,000	South Korean Won	8,012,071	CHF	3/27/09	1,347,411	—
6,027,094	Euro	918,887,847	JPY	3/31/09	1,744,418	—
3,036,391,000	South Korean Won	3,140,768	CHF	4/01/09	532,757	—
14,200,317	Euro	2,199,046,055	JPY	4/06/09	4,492,405	—
3,880,000,000	South Korean Won	4,025,495	CHF	4/06/09	691,969	—
4,840,000	British Pound Sterling	9,405,185		4/07/09	2,347,318	—
12,661,962	Euro	19,589,279		4/14/09	1,939,601	—
6,168,648	Euro	959,610,305	JPY	4/14/09	2,003,005	—
9,415,305	Euro	19,874,611	SGD	4/14/09	708,700	—
1,574,014	Euro	246,141,160	JPY	4/20/09	525,958	—
3,237,710	Euro	15,778,980	MYR	4/21/09	50,048	—
2,425,242	British Pound Sterling	14,573,376	MYR	4/27/09	677,612	—
2,329,569	New Zealand Dollar	71,377,981	INR	4/28/09	109,940	—
13,708,414	British Pound Sterling	82,870,104	MYR	4/30/09	3,974,126	—
129,187,726	Mexican Peso	32,777,510	PEN	4/30/09	1,180,025	—
218,306,058	Mexican Peso	19,760,042		5/04/09	4,370,743	—
45,766,762	Mexican Peso	169,465,166	INR	5/04/09	227,356	—
266,049,641	Mexican Peso	24,240,542		5/06/09	5,493,667	—
808,414	British Pound Sterling	4,872,069	MYR	5/07/09	230,129	—
9,640,135	Mexican Peso	420,791,871	CLP	5/15/09	—	(30,484)
90,027,727	Mexican Peso	250,057,232	TWD	5/18/09	1,302,148	—
14,559,327	Mexican Peso	633,651,050	CLP	5/20/09	—	(48,640)
30,000,000	Mexican Peso	117,663,000	INR	5/20/09	288,704	—
53,095,853	Mexican Peso	144,700,004	TWD	6/02/09	695,217	—
57,848,619	Mexican Peso	129,543,727	RUB	6/04/09	—	(346,938)
5,514,624	Euro	27,146,472	MYR	6/09/09	174,402	—
6,880,600	Euro	10,606,617		6/10/09	1,026,866	—
357,000	Euro	42,497,280	JPY	6/10/09	—	(26,867)
4,595,521	Euro	22,869,610	MYR	6/10/09	217,126	—
778,772	Euro	3,886,306	MYR	6/12/09	39,966	—
5,422,023	Mexican Peso	245,259,783	CLP	6/12/09	—	(3,446)
1,021,396	Euro	5,072,765	MYR	6/15/09	45,508	—
2,024,807	Euro	10,022,795	MYR	6/16/09	80,632	—
26,552,505	Mexican Peso	59,389,235	RUB	6/19/09	—	(167,355)
14,481,704	Mexican Peso	166,257,207	KZT	6/29/09	195,867	—
14,481,704	Mexican Peso	32,179,795	RUB	6/29/09	—	(99,405)
23,073,608	Mexican Peso	6,327,476	PEN	6/30/09	365,491	—
61,955,606	Mexican Peso	136,619,484	RUB	7/10/09	—	(466,995)
4,718,952	Euro	7,295,146		7/13/09	728,617	—
30,888,068	Mexican Peso	68,008,329	RUB	7/13/09	—	(237,343)
4,718,951	Euro	7,303,266		7/14/09	736,813	—
1,814,981	Euro	9,040,420	MYR	7/14/09	91,313	—
2,722,472	Euro	124,766,772	TWD	7/14/09	18,431	—
4,718,951	Euro	7,378,552		7/15/09	812,173	—
4,464,854	Euro	22,337,396	MYR	7/15/09	253,285	—
3,738,862	Euro	172,524,578	TWD	7/15/09	61,318	—
1,161,588	Euro	5,809,102	MYR	7/16/09	65,321	—
508,195	Euro	23,529,429	TWD	7/16/09	10,767	—

TGI-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Contracts to Sell (continued)
2,359,476	Euro	3,703,905		7/17/09	$420,791	$—
1,179,738	Euro	5,902,465	MYR	7/17/09	67,172	—
1,179,738	Euro	54,702,681	TWD	7/17/09	27,480	—
1,814,982	Euro	2,826,381		7/22/09	301,048	—
4,174,457	Euro	6,530,103		7/24/09	721,971	—
816,742	Euro	4,109,111	MYR	7/24/09	53,484	—
1,288,637	Euro	59,430,005	TWD	7/24/09	20,331	—
14,610,919	Mexican Peso	32,786,902	RUB	7/24/09	—	(97,806)
14,610,919	Mexican Peso	40,787,841	TWD	7/24/09	231,021	—
1,533,000	Euro	56,491,050	RUB	7/28/09	—	(558,135)
598,906	Euro	3,004,709	MYR	7/31/09	37,055	—
53,331,307	Mexican Peso	5,036,244		7/31/09	1,341,344	—
31,280,607	Mexican Peso	2,951,279		8/04/09	785,545	—
8,135,006	New Zealand Dollar	53,990,411,006	IDR	8/05/09	—	(58,895)
18,285,638	New Zealand Dollar	306,833,000	RUB	8/12/09	—	(1,976,023)
8,925,643	New Zealand Dollar	149,379,561	RUB	8/14/09	—	(978,480)
8,432,616	New Zealand Dollar	102,190,660,510	VND	8/14/09	781,845	—
8,323,000	Euro	115,797,066,700	IDR	9/08/09	—	(1,807,577)
8,340,000	Euro	372,881,400	TWD	9/08/09	—	(220,837)
7,998,680	Euro	11,079,425		9/11/09	—	(43,406)
2,800,000	Euro	408,189,600	JPY	9/14/09	634,430	—
2,017,928	Mexican Peso	4,825,270	RUB	9/17/09	—	(7,310)
22,711,151	Mexican Peso	52,371,914	RUB	10/02/09	—	(140,155)
6,223,000	Euro	753,263,035	JPY	11/18/09	—	(276,958)
7,050,000	U.S. Dollar	670,455,000	JPY	11/18/09	401,807	—
265,338	Euro	335,865		11/19/09	—	(32,917)
2,876,071	Euro	3,620,686		11/20/09	—	(376,617)
1,918,356	Euro	2,390,367		11/24/09	—	(275,788)
668,538	Euro	836,676		11/25/09	—	(92,460)
1,300,570	Euro	1,697,244		11/30/09	—	(110,235)
1,343,551	Euro	1,698,853		12/08/09	—	(168,262)
Unrealized appreciation (depreciation) on offsetting forward exchange contracts					15,391,475	(473,724)

Unrealized appreciation (depreciation) on forward exchange contracts					130,835,741	(25,614,013)

Net unrealized appreciation (depreciation) on forward exchange contracts					$105,221,728

[a]In	U.S. dollars unless otherwise indicated.

See Abbreviations on page TGI-35.

TGI-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

8. INTEREST RATE SWAPS

At December 31, 2008, the Fund had the following interest rate swap contracts outstanding:

Counter Party	Fixed Rate Received by the Fund	Floating Rate Paid by the Fund	Notional Principal Amount		Expiration Date	Unrealized Appreciation	Unrealized Depreciation
JPMorgan	7.06%	Sinacofi Chile Interbank Rate	2,425,500,000	CLP	6/13/18	$305,180	$—
JPMorgan	7.15%	Sinacofi Chile Interbank Rate	2,475,000,000	CLP	6/18/18	334,353	—
JPMorgan	7.50%	Sinacofi Chile Interbank Rate	1,590,300,000	CLP	8/07/18	292,640	—
JPMorgan	7.50%	Sinacofi Chile Interbank Rate	1,587,200,000	CLP	8/13/18	290,371	—
JPMorgan	7.67%	Sinacofi Chile Interbank Rate	570,900,000	CLP	8/29/18	114,791	—
JPMorgan	7.85%	Sinacofi Chile Interbank Rate	702,800,000	CLP	7/11/18	155,998	—
JPMorgan	7.855%	Sinacofi Chile Interbank Rate	705,600,000	CLP	7/17/18	156,180	—
Merrill Lynch & Co. Inc.	7.053%	Sinacofi Chile Interbank Rate	7,200,000,000	CLP	6/13/18	900,244	—
Merrill Lynch & Co. Inc.	7.094%	Sinacofi Chile Interbank Rate	7,950,000,000	CLP	6/16/18	1,019,516	—
Merrill Lynch & Co. Inc.	7.40%	Sinacofi Chile Interbank Rate	765,000,000	CLP	7/30/18	130,719	—
Merrill Lynch & Co. Inc.	7.40%	Sinacofi Chile Interbank Rate	765,000,000	CLP	8/06/18	131,644	—
Merrill Lynch & Co. Inc.	7.51%	Sinacofi Chile Interbank Rate	765,000,000	CLP	8/07/18	141,642	—

Unrealized appreciation (depreciation) on interest rate swaps						$3,973,278	—

Net unrealized appreciation (depreciation) on interest rate swaps						$3,973,278

See Abbreviations on page TGI-35.

9. CREDIT RISK

The Fund has 15.22% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

10. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

TGI-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$62,687,173	$955,030,645	$—	$1,017,717,818
Other Financial Instruments[a]	—	134,809,019	—	134,809,019
Liabilities:
Other Financial Instruments[a]	—	25,614,013	—	25,614,013

[a]Other	financial instruments include net unrealized appreciation (depreciation) on forward exchange contracts and swaps.

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

13. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with certain other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

TGI-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

ABBREVIATIONS

Currency	Selected Portfolio

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

CLP - Chilean Peso

CZK - Czech Koruna

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

KZT - Kazakhstani Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TWD - Taiwanese Dollar

VND - Viet Nam Dong

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Co.

FRN - Floating Rate Note

FSA - Financial Security Assurance Inc.

GO - General Obligation

MBIA - Municipal Bond Investors Assurance Corp.

TGI-35

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

TGI-36

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGI-37

TEMPLETON GROWTH SECURITIES FUND

This annual report for Templeton Growth Securities Fund covers the fiscal year ended December 31, 2008.

Performance Summary as of 12/31/08

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/08

	1-Year	5-Year	10-Year
Average Annual Total Return	-42.34%	-1.74%	+1.92%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not include a 12b-1 fee expense. Since 2/29/08 (effective date), the aggregate total return of Class 4 shares was -35.79%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/99–12/31/08)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2009 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to the -40.33% total return of the MSCI World Index for the period under review.1

Economic and Market Overview

The U.S. experienced a marked slowdown in gross domestic product (GDP) growth as housing prices declined, consumer demand softened, and a credit crisis originally related to U.S. subprime loan losses intensified and spread globally. Although GDP growth rebounded in the second quarter of 2008, largely due to fiscal stimulus, the domestic economy contracted in the third and fourth quarters. Fear of recession spanned the entire period, and in the summer most economists agreed that a recession had already begun. By then, the faltering U.S. economy — which is the world’s largest and accounts for roughly 25% of global GDP — had negatively impacted growth prospects around the world. Although signs of a global slowdown surfaced in the latter half of the reporting period, in the first half growth remained robust in developing economies, particularly in Asia.

The China-led demand for oil, natural gas, and industrial and agricultural commodities propelled commodity prices and those of related equities to higher levels. The steep rise in the price of oil, which peaked at $145 per barrel in early July, was one of the most extreme market trends during the year. As a result, oil was a major focus of attention due to its impact on everything from inflation to corporate earnings to consumer spending. The price boom for commodities in general was broadly based and included natural gas, precious metals and most agricultural and industrial commodities, all of which added to global inflationary pressures. In this environment, the world’s monetary authorities faced the choice of lowering short-term interest rates to stimulate growth or raising them to fight rising inflation. Stimulus provided through fiscal and monetary policies implemented around the globe sought to restore financial market stability and reignite economic growth.

1. Source: © 2009 Morningstar. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may be at greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

The U.S. Treasury and the Federal Reserve Board took unprecedented steps, including lowering short-term rates to near 0% from 4.25%. The eurozone had made controlling inflation its main goal and kept rates steady at 4.00% until July, when the European Central Bank (ECB) joined many of the world’s central banks whose concerns about inflation had led them to raise rates. The potential for global recession, however, exacerbated by the virtual freeze in the global financial system in September and October, trumped inflationary concerns, and the world’s monetary authorities, including the ECB and the Bank of England, cut interest rates aggressively. The U.S. dollar, which had declined earlier in the period versus many of the world’s currencies, regained ground quickly toward period-end as a flight to the relative safety of U.S. Treasuries prevailed. The greenback appreciated 8.6% relative to most currencies during the year under review.2

In this challenging economic time, volatility came to define global equity markets. Virtually all local indexes ended the 12-month period with marked losses. Despite negative economic data and an outlook for decelerating corporate earnings and profit margins globally, many companies outside the financials sector retained relatively strong balance sheets.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

In 2008, the Fund had some major detractors from performance relative to the MSCI World Index, such as leading independent maker of hard drives and digital storage solutions Seagate Technology, and what was previously the world’s largest insurer, American International Group. Other key detractors during the review period were banking and insurance holding company Royal Bank of Scotland Group (sold by period-end), and major wireless telecommunications company Sprint Nextel.

2. Source: Federal Reserve H10 report.

U.S. independent biotechnology company Amgen was among the Fund’s top performers during the reporting period as the company’s results beat analysts’ estimates and as the outlook improved for several of its pipeline drugs. Other holdings that helped the Fund’s relative performance included global consulting firm Accenture, the world’s largest enterprise software company, Oracle, and research-based pharmaceutical company Pfizer. During a time of significant declines within most global stock markets, the Fund’s cash position generally served to cushion the Fund and contributed to its relative performance.

On a sector basis, the Fund’s financials holdings were among the most significant detractors from Fund performance despite an underweighted allocation.3 This was largely due to stock selection in commercial banks and insurance companies. An underweighted allocation to the traditionally defensive consumer staples sector also hurt the Fund’s relative results as did stock selection in the consumer discretionary sector, particularly in the automobiles industry.4

Conversely, relative Fund performance benefited from stock selection and an overweighted position in the health care sector.5 The Fund’s underweighted exposure to materials stocks also helped the Fund’s relative returns.6

By country, the Fund’s underweighting and stock selection in Japan and the U.S. were major detractors from relative Fund performance while stock selection in Europe helped the Fund’s relative results despite absolute losses.

3. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

4. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and specialty retail in the SOI.

5. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI.

6. The materials sector comprises construction materials and paper and forest products in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund 12/31/08

Company Sector/Industry, Country	% of Total Net Assets

Oracle Corp.	3.2%
Software, U.S.

Microsoft Corp.	3.2%
Software, U.S.

Amgen Inc.	3.1%
Biotechnology, U.S.

Pfizer Inc.	3.0%
Pharmaceuticals, U.S.

Accenture Ltd., A	2.6%
IT Services, U.S.

BP PLC	2.5%
Oil, Gas & Consumable Fuels, U.K.

Siemens AG	2.3%
Industrial Conglomerates, Germany

Total SA, B	2.2%
Oil, Gas & Consumable Fuels, France

GlaxoSmithKline PLC	2.2%
Pharmaceuticals, U.K.

Vivendi SA	2.2%
Media, France

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2008, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Fund-Level Expenses Incurred During Period* 7/1/08–12/31/08
Actual	$1,000	$675.60	$4.76
Hypothetical (5% return before expenses)	$1,000	$1,019.46	$5.74

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.13%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.68	$16.16	$13.98	$12.98	$11.31

Income from investment operations[a]:
Net investment income[b]	0.29	0.27	0.29	0.24	0.21
Net realized and unrealized gains (losses)	(6.50)	0.19	2.67	0.92	1.61

Total from investment operations	(6.21)	0.46	2.96	1.16	1.82

Less distributions from:
Net investment income	(0.26)	(0.25)	(0.23)	(0.16)	(0.15)
Net realized gains	(0.87)	(0.69)	(0.55)	—	—

Total distributions	(1.13)	(0.94)	(0.78)	(0.16)	(0.15)

Net asset value, end of year	$8.34	$15.68	$16.16	$13.98	$12.98

Total return[c]	(42.13)%	2.55%	22.20%	9.06%	16.25%
Ratios to average net assets
Expenses before expense reduction	0.78%	0.77%	0.78%	0.82%	0.86%
Expenses net of expense reduction	0.78% [d]	0.76%	0.78% [d]	0.82% [d]	0.86% [d]
Net investment income	2.64%	1.64%	1.93%	1.81%	1.75%

Supplemental data
Net assets, end of year (000’s)	$371,700	$406,538	$413,871	$779,347	$800,118
Portfolio turnover rate	18.37%	20.45%	20.29% [e]	22.16%	19.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2008	2007	2006	2005	2004

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.44	$15.93	$13.81	$12.83	$11.19

Income from investment operations[a]:
Net investment income[b]	0.29	0.22	0.24	0.20	0.17
Net realized and unrealized gains (losses)	(6.44)	0.20	2.63	0.93	1.61

Total from investment operations	(6.15)	0.42	2.87	1.13	1.78

Less distributions from:
Net investment income	(0.22)	(0.22)	(0.20)	(0.15)	(0.14)
Net realized gains	(0.87)	(0.69)	(0.55)	—	—

Total distributions	(1.09)	(0.91)	(0.75)	(0.15)	(0.14)

Net asset value, end of year	$8.20	$15.44	$15.93	$13.81	$12.83

Total return[c]	(42.32)%	2.35%	21.81%	8.86%	16.03%
Ratios to average net assets
Expenses before expense reduction	1.03%	1.02%	1.03%	1.07%	1.11%
Expenses net of expense reduction	1.03% [d]	1.01%	1.03% [d]	1.07% [d]	1.11% [d]
Net investment income	2.39%	1.39%	1.68%	1.56%	1.50%

Supplemental data
Net assets, end of year (000’s)	$1,513,557	$3,182,203	$2,821,818	$1,912,825	$1,189,112
Portfolio turnover rate	18.37%	20.45%	20.29% [e]	22.16%	19.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

Period Ended December 31,
Class 4	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.08

Income from investment operations[b]:
Net investment income[c]	0.09
Net realized and unrealized gains (losses)	(4.73)

Total from investment operations	(4.64)

Less distributions from:
Net investment income	(0.26)
Net realized gains	(0.87)

Total distributions	(1.13)

Net asset value, end of period	$8.31

Total return[d]	(35.79)%
Ratios to average net assets[e]
Expenses[f]	1.13%
Net investment income	2.29%

Supplemental data
Net assets, end of period (000’s)	$24,877
Portfolio turnover rate	18.37%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 94.0%
Aerospace & Defense 0.2%
BAE Systems PLC	United Kingdom	855,110	$4,705,349
[a]BAE Systems PLC, 144A	United Kingdom	369	2,030

			4,707,379

Air Freight & Logistics 3.7%
Deutsche Post AG	Germany	1,087,062	17,944,058
FedEx Corp.	United States	243,460	15,617,959
United Parcel Service Inc., B	United States	657,270	36,255,013

			69,817,030

Auto Components 0.2%
Valeo SA	France	202,767	2,994,776

Automobiles 1.9%
Bayerische Motoren Werke AG	Germany	384,737	11,819,371
Harley-Davidson Inc.	United States	299,480	5,082,176
Hyundai Motor Co. Ltd.	South Korea	268,950	8,411,342
Toyota Motor Corp.	Japan	314,300	10,381,642

			35,694,531

Beverages 0.5%
[b]Dr. Pepper Snapple Group Inc.	United States	634,020	10,302,825

Biotechnology 3.1%
[b]Amgen Inc.	United States	1,032,850	59,647,087

Building Products 0.1%
[b]USG Corp.	United States	272,940	2,194,438

Capital Markets 0.5%
[b]UBS AG	Switzerland	725,948	10,088,087

Commercial Banks 5.1%
HSBC Holdings PLC	United Kingdom	2,724,013	25,903,816
ICICI Bank Ltd., ADR	India	23,067	444,040
Intesa Sanpaolo SpA	Italy	5,720,440	20,297,187
[b]KB Financial Group Inc.	South Korea	426,140	11,370,481
Mitsubishi UFJ Financial Group Inc.	Japan	1,535,570	9,643,301
Shinsei Bank Ltd.	Japan	4,530,000	7,163,795
Sumitomo Mitsui Financial Group Inc.	Japan	201,400	8,716,954
UniCredit SpA	Italy	6,063,647	14,795,502

			98,335,076

Commercial Services & Supplies 0.1%
Pitney Bowes Inc.	United States	95,140	2,424,167

Communications Equipment 1.1%
[b]Cisco Systems Inc.	United States	815,590	13,294,117
Telefonaktiebolaget LM Ericsson, B	Sweden	952,704	7,164,470

			20,458,587

Computers & Peripherals 0.4%
Seagate Technology	United States	1,916,898	8,491,858

Construction Materials 0.3%
CRH PLC	Ireland	216,030	5,437,346

Consumer Finance 0.3%
American Express Co.	United States	359,270	6,664,458

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Financial Services 0.7%
ING Groep NV	Netherlands	1,279,530	$13,114,593

Diversified Telecommunication Services 6.4%
Belgacom	Belgium	233,162	8,910,412
France Telecom SA	France	1,428,670	39,874,278
KT Corp., ADR	South Korea	862,201	12,648,489
Singapore Telecommunications Ltd.	Singapore	12,064,000	21,475,183
Telefonica SA	Spain	806,850	17,882,261
Telekom Austria AG	Austria	793,940	11,434,713
Telenor ASA	Norway	1,478,027	9,839,558

			122,064,894

Electronic Equipment, Instruments & Components 1.4%
[b]Flextronics International Ltd.	Singapore	641,110	1,641,242
FUJIFILM Holdings Corp.	Japan	512,810	11,438,553
Tyco Electronics Ltd.	United States	847,788	13,742,643

			26,822,438

Energy Equipment & Services 0.4%
Aker Solutions ASA	Norway	559,800	3,622,077
SBM Offshore NV	Netherlands	243,430	3,182,289

			6,804,366

Food & Staples Retailing 0.2%
Tesco PLC	United Kingdom	636,580	3,347,125

Food Products 2.3%
Nestle SA	Switzerland	860,340	33,514,509
Unilever NV	Netherlands	462,727	11,219,520

			44,734,029

Health Care Equipment & Supplies 2.4%
[b]Boston Scientific Corp.	United States	3,115,270	24,112,190
Covidien Ltd.	United States	594,418	21,541,708
Olympus Corp.	Japan	800	16,002

			45,669,900

Hotels, Restaurants & Leisure 1.4%
Accor SA	France	163,390	8,021,520
Compass Group PLC	United Kingdom	3,665,779	18,417,944

			26,439,464

Industrial Conglomerates 5.6%
General Electric Co.	United States	2,123,410	34,399,242
Koninklijke Philips Electronics NV	Netherlands	749,828	14,500,541
Siemens AG	Germany	602,004	44,437,683
Tyco International Ltd.	United States	594,418	12,839,429

			106,176,895

Insurance 4.3%
ACE Ltd.	United States	92,930	4,917,856
American International Group Inc.	United States	1,023,745	1,607,280
Aviva PLC	United Kingdom	3,808,161	21,691,837
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	95,260	14,592,286
Old Mutual PLC	United Kingdom	7,445,420	5,980,924
Progressive Corp.	United States	952,720	14,109,783

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
Standard Life PLC	United Kingdom	2,544,192	$7,506,157
Torchmark Corp.	United States	253,277	11,321,482

			81,727,605

Internet & Catalog Retail 0.3%
[b]Expedia Inc.	United States	694,780	5,724,987

IT Services 2.6%
Accenture Ltd., A	United States	1,524,537	49,989,568

Media 10.3%
Comcast Corp., A	United States	2,085,382	33,678,919
News Corp., A	United States	3,701,922	33,650,471
Pearson PLC	United Kingdom	1,618,498	15,152,581
Reed Elsevier NV	Netherlands	1,161,545	13,675,667
Time Warner Inc.	United States	3,275,372	32,950,242
[b]Viacom Inc., B	United States	1,325,938	25,272,378
Vivendi SA	France	1,274,080	41,447,670

			195,827,928

Multiline Retail 0.2%
Target Corp.	United States	101,560	3,506,867

Office Electronics 0.7%
Konica Minolta Holdings Ltd.	Japan	1,733,800	13,479,244

Oil, Gas & Consumable Fuels 8.9%
BP PLC	United Kingdom	6,136,895	47,146,652
El Paso Corp.	United States	2,309,384	18,082,477
Eni SpA	Italy	863,977	20,223,578
Gazprom, ADR	Russia	475,980	6,782,715
Royal Dutch Shell PLC, B	United Kingdom	1,421,805	35,821,647
Total SA, B	France	785,470	42,735,737

			170,792,806

Paper & Forest Products 1.3%
International Paper Co.	United States	176,843	2,086,747
Svenska Cellulosa AB, B	Sweden	999,463	8,532,313
UPM-Kymmene OYJ	Finland	1,087,262	13,682,867

			24,301,927

Pharmaceuticals 11.7%
GlaxoSmithKline PLC	United Kingdom	2,260,033	42,399,946
Merck & Co. Inc.	United States	647,601	19,687,070
Merck KGaA	Germany	234,690	21,173,337
Novartis AG	Switzerland	762,074	37,607,735
Pfizer Inc.	United States	3,182,513	56,362,305
Roche Holding AG	Switzerland	38,100	5,797,594
Sanofi-Aventis	France	640,537	40,663,096

			223,691,083

Professional Services 0.8%
Adecco SA	Switzerland	261,060	8,746,818
Randstad Holding NV	Netherlands	339,150	6,900,097

			15,646,915

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2008 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Real Estate Management & Development 0.9%
Cheung Kong (Holdings) Ltd.	Hong Kong	1,199,833	$11,347,805
Swire Pacific Ltd., A	Hong Kong	857,546	5,903,084

			17,250,889

Semiconductors & Semiconductor Equipment 2.1%
Samsung Electronics Co. Ltd.	South Korea	80,600	28,781,156
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	8,673,261	11,749,589

			40,530,745

Software 7.3%
Microsoft Corp.	United States	3,141,819	61,076,961
[b]Oracle Corp.	United States	3,491,900	61,911,387
SAP AG	Germany	448,750	15,715,416

			138,703,764

Specialty Retail 0.9%
Kingfisher PLC	United Kingdom	8,525,765	16,810,613

Trading Companies & Distributors 0.2%
Wolseley PLC	United Kingdom	641,644	3,598,668

Wireless Telecommunication Services 3.2%
SK Telecom Co. Ltd.	South Korea	51,673	8,550,797
SK Telecom Co. Ltd., ADR	South Korea	108,491	1,972,366
[b]Sprint Nextel Corp.	United States	2,792,710	5,110,659
Turkcell Iletisim Hizmetleri AS	Turkey	465,865	2,646,101
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	246,000	3,586,680
Vodafone Group PLC	United Kingdom	19,128,624	38,834,254

			60,700,857

Total Common Stocks (Cost $2,652,365,043)			1,794,715,815

		Principal Amount
Short Term Investments 3.1%
U.S. Government and Agency Securities 3.1%
[c]FHLB, 1/02/09 - 1/23/09	United States	$40,000,000	40,000,185
[c]FHLMC, 1/05/09 - 2/17/09	United States	19,500,000	19,500,294

Total U.S. Government and Agency Securities (Cost $59,483,258)			59,500,479

Total Investments (Cost $2,711,848,301) 97.1%			1,854,216,294
Other Assets, less Liabilities 2.9%			55,917,932

Net Assets 100.0%			$1,910,134,226

See Abbreviations on page TG-23.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2008, the value of this security was $2,030, representing less than 0.01% of net assets.

bNon-income producing for the twelve months ended December 31, 2008.

cThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,711,848,301

Value - Unaffiliated issuers	$1,854,216,294
Cash	47,849,554
Receivables:
Investment securities sold	5,821,980
Capital shares sold	529,801
Dividends	4,395,918

Total assets	1,912,813,547

Liabilities:
Payables:
Capital shares redeemed	394,065
Affiliates	1,795,596
Custodian fees	134,424
Reports to shareholders	280,253
Accrued expenses and other liabilities	74,983

Total liabilities	2,679,321

Net assets, at value	$1,910,134,226

Net assets consist of:
Paid-in capital	$2,867,586,636
Undistributed net investment income	66,917,204
Net unrealized appreciation (depreciation)	(857,689,536)
Accumulated net realized gain (loss)	(166,680,078)

Net assets, at value	$1,910,134,226

Class 1:
Net assets, at value	$371,699,674

Shares outstanding	44,589,618

Net asset value and maximum offering price per share	$8.34

Class 2:
Net assets, at value	$1,513,557,240

Shares outstanding	184,544,831

Net asset value and maximum offering price per share	$8.20

Class 4:
Net assets, at value	$24,877,312

Shares outstanding	2,993,116

Net asset value and maximum offering price per share	$8.31

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2008

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $8,231,165)	$91,626,287
Interest (net of foreign taxes of $52)	2,308,509

Total investment income	93,934,796

Expenses:
Management fees (Note 3a)	20,380,903
Distribution fees: (Note 3c)
Class 2	5,869,971
Class 4	29,380
Unaffiliated transfer agent fees	2,736
Custodian fees (Note 4)	380,599
Reports to shareholders	378,034
Professional fees	70,874
Trustees’ fees and expenses	14,779
Other	94,086

Total expenses	27,221,362
Expense reductions (Note 4)	(3,452)

Net expenses	27,217,910

Net investment income	66,716,886

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(164,798,982)
Foreign currency transactions	16,654

Net realized gain (loss)	(164,782,328)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,357,934,332)
Translation of other assets and liabilities denominated in foreign currencies	(70,178)

Net change in unrealized appreciation (depreciation)	(1,358,004,510)

Net realized and unrealized gain (loss)	(1,522,786,838)

Net increase (decrease) in net assets resulting from operations	$(1,456,069,952)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2008	2007

Increase (decrease) in net assets:
Operations:
Net investment income	$66,716,886	$50,480,325
Net realized gain (loss) from investments and foreign currency transactions	(164,782,328)	193,275,854
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(1,358,004,510)	(172,736,594)

Net increase (decrease) in net assets resulting from operations	(1,456,069,952)	71,019,585

Distributions to shareholders from:
Net investment income:
Class 1	(7,929,338)	(5,889,701)
Class 2	(42,575,426)	(42,446,708)
Class 4	(69,174)	—
Net realized gains:
Class 1	(26,359,362)	(16,577,798)
Class 2	(167,773,428)	(135,434,521)
Class 4	(229,952)	—

Total distributions to shareholders	(244,936,680)	(200,348,728)

Capital share transactions: (Note 2)
Class 1	216,063,635	4,489,795
Class 2	(225,196,478)	477,890,822
Class 4	31,532,804	—

Total capital share transactions	22,399,961	482,380,617

Net increase (decrease) in net assets	(1,678,606,671)	353,051,474
Net assets:
Beginning of year	3,588,740,897	3,235,689,423

End of year	$1,910,134,226	$3,588,740,897

Undistributed net investment income included in net assets:
End of year	$66,917,204	$50,572,388

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Effective February 29, 2008, the Fund began offering a new class of shares, Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2008, a portion of the securities held by the Fund were fair valued. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of December 31, 2008, and has determined that no provision for income tax is required in the Fund’s financial statements.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2008[a]		2007
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	22,693,927	$256,698,452	3,270,092	$52,030,675
Shares issued in reinvestment of distributions	2,666,306	34,288,699	1,362,492	22,467,499
Shares redeemed	(6,697,989)	(74,923,516)	(4,322,603)	(70,008,379)

Net increase (decrease)	18,662,244	$216,063,635	309,981	$4,489,795

Class 2 Shares:
Shares sold	11,250,052	$134,476,026	40,286,926	$647,823,344
Shares issued in reinvestment of distributions	16,568,591	209,924,044	10,921,155	177,577,983
Shares redeemed	(49,397,331)	(569,596,548)	(22,199,545)	(347,510,505)

Net increase (decrease)	(21,578,688)	$(225,196,478)	29,008,536	$477,890,822

Class 4 Shares:
Shares sold	2,983,902	$31,388,775
Shares issued on reinvestment of distributions	23,247	298,725
Shares redeemed	(14,033)	(154,696)

Net increase (decrease)	2,993,116	$31,532,804

[a]For	the period February 29, 2008 (effective date) to December 31, 2008 for Class 4.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2008, the Fund had tax basis capital losses of $103,405,910 expiring in 2016.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2008, the Fund deferred realized capital losses and realized currency losses of $63,077,397 and $196,772, respectively.

The tax character of distributions paid during the years ended December 31, 2008 and 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$58,650,253	$60,581,663
Long term capital gain	186,286,427	139,767,065

	$244,936,680	$200,348,728

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,711,848,301

Unrealized appreciation	$60,366,692
Unrealized depreciation	(917,998,699)

Net unrealized appreciation (depreciation)	$(857,632,007)

Distributable earnings – undistributed ordinary income	$66,906,227

Net investment income and net realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2008, aggregated $490,709,864 and $545,996,936, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, “Fair Value Measurement” (SFAS 157), on January 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

8. FAIR VALUE MEASUREMENTS (continued)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities	$1,733,876,324	$120,339,970	$—	$1,854,216,294

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

10. SUBSEQUENT EVENT

On January 23, 2009, the Fund entered into, along with other funds managed by Franklin Templeton Investments (individually, “Borrower”; collectively “Borrowers”), a $725 million senior unsecured syndicated global line of credit (“Global Credit Facility”) to provide a source of funds to the Borrowers for temporary and emergency purposes and to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, each Borrower has agreed to pay its proportionate share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corp.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2009

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $186,286,427 as a long term capital gain dividend for the fiscal year ended December 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates 28.81% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2008.

At December 31, 2008, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Barclays Capital (BC) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Barclays Capital (BC) U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg World Communications Index is a market capitalization-weighted index designed to measure equity performance of the communications sector of the Bloomberg World Index.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/08, there were 151 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. For the 12-month period ended 12/31/08, there were 69 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General Bond Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General Bond Funds classification in the Lipper VIP underlying funds universe. Lipper General Bond Funds do not have any quality or maturity restrictions, and tend to keep a bulk of assets in corporate and government debt issues. For the 12-month period ended 12/31/08, there were 59 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/08, there were 68 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/08, there were 103 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

I-1

Merrill Lynch (ML) 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	138	Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	115	None

Principal Occupation During Past 5 Years:

Retired; and formerly, Vice President, senior member and President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	115	Chevron Corporation (global energy company) and ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	138	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	115	Center for Creative Land Recycling (brownfield redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	138	Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	None

Principal Occupation During Past 5 Years:

Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	115	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	138	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer— Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	53	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
JENNIFER J. BOLT (1964) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since December 2008	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Executive Vice President—Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Treasurer since 2004, Chief Financial Officer and Chief Accounting Officer since February 2008	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since February 2008	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2008 02/09

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.

	(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $848,307 for the fiscal year ended December 31, 2008 and $851,956 for the fiscal year ended December 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,290 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $25,925 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $258,152 for the fiscal year ended December 31, 2008 and $0 for the fiscal year ended December 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $289,367 for the fiscal year ended December 31, 2008 and $46,000 for the fiscal year ended December 31, 2007.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer – Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jennifer J. Bolt, Chief Executive Officer – Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ JENNIFER J. BOLT
Jennifer J. Bolt
Chief Executive Officer – Finance and Administration
Date February 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JENNIFER J. BOLT
Jennifer J. Bolt
Chief Executive Officer – Finance and Administration
Date February 25, 2009

By:	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Financial Officer and Chief Accounting Officer
Date February 25, 2009